united states
securities and exchange commission
Washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number:           811-23570

Simplify Exchange Traded Funds

(Exact name of registrant as specified in charter)

10845 Griffith Peak Drive 2/F Las Vegas, NV 89135
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code:           (646) 585-0476

Date of fiscal year end:           June 30

Date of reporting period:           June 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Simplify Aggregate Bond ETF

AGGH

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Aggregate Bond ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Aggregate Bond ETF	$26	0.25%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 6.14%, compared with 3.79% for its benchmark, the Bloomberg U.S. Aggregate Bond Index (the "Index"), outperforming by 2.35%.

Interest rates were volatile during the period, moving higher once the Iran conflict started as rising oil prices increased inflation concerns. This created a challenging environment for bonds and the Fund, particularly during the second half of the period. Despite these challenges, the Fund outperformed, with additional returns generated by its option-selling strategy. The strategy continues to diversify exposure by laddering option strikes and expirations while actively managing risk. Following the onset of the Iran conflict, the portfolio management team reduced risk and widened option strikes to help preserve capital and limit volatility relative to the Index.

Looking ahead, we believe the Federal Reserve will maintain a measured approach to policy, with long-term Treasury rates likely to remain volatile but range-bound. The Fund's option-selling strategy is designed to potentially benefit from this environment.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Aggregate Bond ETF - NAV	Bloomberg U.S. Aggregate Bond Index
2/14/22	$10,000	$10,000
6/30/22	$9,511	$9,335
12/31/22	$9,124	$9,058
6/30/23	$9,558	$9,248
12/31/23	$9,897	$9,559
6/30/24	$9,795	$9,491
12/31/24	$10,057	$9,678
6/30/25	$10,401	$10,068
12/31/25	$10,957	$10,385
6/30/26	$11,040	$10,449
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 2/14/2022
Simplify Aggregate Bond ETF - NAV	6.14%	2.29%
Bloomberg U.S. Aggregate Bond Index	3.79%	1.01%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$526,595,932
Total number of portfolio holdings	3
Total advisory fee paid	$919,557
Portfolio turnover rate	31%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	94.8%
U.S. Government Obligations	4.7%
Money Market Funds	0.1%
Other Assets in Excess of Liabilities	0.4%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Barrier Income ETF

SBAR

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Barrier Income ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Barrier Income ETF	$79	0.75%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 11.00%, compared with 3.79% for its benchmark, the Bloomberg U.S. Aggregate Bond Index, outperforming by 7.21%.

The strategy’s income generation continued to be driven by a combination of Treasury yields and premium capture from writing barrier options. The portfolio also benefited from its auto-call feature amid rising equity markets. Relative performance remained consistent with expectations, supporting the strategy’s income-oriented objective.

Looking ahead, we believe the Fund is well positioned for investors seeking higher income than traditional fixed income with potentially lower risk than equities.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Barrier Income ETF- NAV	Bloomberg U.S. Aggregate Bond Index	S&P 500 TR Index
4/14/25	$10,000	$10,000	$10,000
6/30/25	$10,652	$10,230	$11,511
9/30/25	$11,008	$10,437	$12,446
12/31/25	$11,345	$10,552	$12,777
3/31/26	$11,009	$10,547	$12,223
6/30/26	$11,823	$10,617	$14,081
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 4/14/2025
Simplify Barrier Income ETF - NAV	11.00%	14.83%
Bloomberg U.S. Aggregate Bond Index	3.79%	5.07%
S&P 500 TR Index	22.32%	32.66%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$393,340,000
Total number of portfolio holdings	8
Total advisory fee paid	$1,415,194
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	82.8%
U.S. Treasury Bills	19.0%
Money Market Funds	0.2%
Purchased Options	0.0%Footnote Reference†
Liabilities in Excess of Other Assets	(2.0)%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's next prospectus which we expect to be available November 1, 2026 at www.simplify.us/resources or upon request at 1 (855) 772-8488.

Effective November 14, 2025, Siddharth Sethi no longer serves as a portfolio manager of the Fund and Emilio Freire, and Christopher Chua began to serve portfolio managers of the Fund.

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Bond Bull ETF

RFIX

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Bond Bull ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Bond Bull ETF	$47	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned -14.96%, compared with 0.38% for the ICE BofA Long U.S. Treasury Principal STRIPS Index, underperforming by 15.34%.

The primary reason for the underperformance was the Fund's position in long-term expiry (five- to seven-year) over-the-counter (OTC) receiver swaptions, which function similarly to long-term call options on the 10-year rate. These positions underperformed as forward interest rates increased and implied volatility declined.

Looking ahead, decreases in forward rates and implied volatility would potentially benefit performance, while increases in either would create a headwind. The future path of interest rates and volatility remains difficult to predict.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Bond Bull ETF- NAV	Bloomberg U.S. Aggregate Bond Index	ICE BofA Long US Treasury Principal STRIPS Index (USD) TR
12/9/24	$10,000	$10,000	$10,000
12/31/24	$8,685	$9,817	$8,989
3/31/25	$8,812	$10,090	$9,398
6/30/25	$8,257	$10,211	$8,883
9/30/25	$7,341	$10,419	$9,122
12/31/25	$6,511	$10,533	$8,816
3/31/26	$7,201	$10,528	$8,818
6/30/26	$7,022	$10,598	$8,917
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 12/9/2024
Simplify Bond Bull ETF - NAV	-14.96%	-20.32%
Bloomberg U.S. Aggregate Bond Index	3.79%	3.81%
ICE BofA Long US Treasury Principal STRIPS Index (USD) TR	0.38%	-7.10%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$55,738,530
Total number of portfolio holdings	12
Total advisory fee paid	$467,396
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	126.5%
Money Market Funds	0.1%
Purchased Swaptions	(26.6)%
Liabilities in Excess of Other Assets	(0.0)%Footnote Reference†
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's next prospectus which we expect to be available November 1, 2026 at www.simplify.us/resources or upon request at 1 (855) 772-8488.

Effective November 14, 2025, Harley Bassman no longer serves as a portfolio manager of the Fund.

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify China A Shares PLUS Income ETF

CAS

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify China A Shares PLUS Income ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify China A Shares PLUS Income ETF	$109	0.88%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 46.76%, compared with 36.69% for the CSI 300 Net Total Return Index, outperforming by 10.07%.

The Fund’s outperformance primarily reflected its allocation to lower market-capitalization Chinese stock indices, particularly the CSI 500. Favorable funding rates within the total return swaps used to access the CSI indices also contributed.

Looking ahead, China’s economic growth should remain supportive of equity markets. We believe Chinese A-shares may benefit from long-term trends, including increased investment in artificial intelligence and technology. While valuations have risen, they remain reasonable relative to historical levels.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify China A Shares PLUS Income ETF- NAV	MSCI China Net Total Return USD Index	CSI 300 Net Total Return Index USD - 011325
1/13/25	$10,000	$10,000	$10,002
3/31/25	$10,244	$12,342	$10,578
6/30/25	$12,186	$12,589	$10,947
9/30/25	$14,419	$15,196	$13,097
12/31/25	$14,962	$14,074	$13,371
3/31/26	$14,805	$12,817	$13,027
6/30/26	$17,884	$11,967	$14,940
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 1/13/2025
Simplify China A Shares PLUS Income ETF - NAV	46.76%	48.90%
MSCI China Net Total Return USD Index	-4.94%	13.09%
CSI 300 Net Total Return Index USD - 011325	36.69%	31.85%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$13,664,799
Total number of portfolio holdings	14
Total advisory fee paid	$103,192
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	54.1%
U.S. Exchange-Traded Funds	41.5%
Purchased Options	0.6%
Money Market Funds	0.1%
Other Assets in Excess of Liabilities	3.7%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Currency Strategy ETF

FOXY

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Currency Strategy ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Currency Strategy ETF	$84	0.75%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 24.09%, compared with 10.76% for its benchmark, the Bloomberg FX Carry Index, outperforming by 13.33%.

The Fund’s allocation between emerging markets and G10 currencies, which are the most widely traded currencies of developed countries, contributed to performance, particularly its preference for G10 currencies during periods of heightened volatility. More specifically, short positions in the Korean won and long positions in the Brazilian real and Colombian peso contributed positively, as did dynamic positioning in the Swedish krona and Norwegian krone. The Euro detracted from performance.

Looking ahead, performance will depend in part on developments in the Middle East. Renewed tensions could increase emerging market currency volatility and reduce the attractiveness of higher-yielding emerging market currencies. Conversely, progress toward a cessation of hostilities could create a more favorable environment for carry strategies.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Currency Strategy ETF- NAV	MSCI World Index (Net)	Bloomberg FX Carry Index - 020325
2/3/25	$10,000	$10,000	$10,000
3/31/25	$10,819	$9,586	$10,118
6/30/25	$10,616	$10,685	$9,889
9/30/25	$11,454	$11,462	$10,151
12/31/25	$11,450	$11,820	$10,432
3/31/26	$12,711	$11,397	$10,744
6/30/26	$13,173	$12,965	$10,954
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 2/3/2025
Simplify Currency Strategy ETF - NAV	24.09%	21.71%
MSCI World Index (Net)	21.34%	20.34%
Bloomberg FX Carry Index - 020325	10.76%	6.70%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$365,187,672
Total number of portfolio holdings	7
Total advisory fee paid	$706,941
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	71.1%
U.S. Treasury Bills	24.3%
Money Market Funds	0.1%
Other Assets in Excess of Liabilities	4.5%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's prospectus, dated November 1, 2025, which is available at https://www.simplify.us/resources or upon request at (855) 772-8488.

Effective November 1, 2025, the Fund updated its investment objective from "seeks capital gains" to "seeks long term capital appreciation."

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Enhanced Income ETF

HIGH

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Enhanced Income ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Enhanced Income ETF	$49	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned -4.06%, compared with 3.84% for the ICE BofA U.S. 3-Month Treasury Bill Index, underperforming by 7.90%.

The primary driver of performance was the challenging environment for the Fund’s core income-generating strategy. Several periods of elevated equity market volatility, along with the broader market drawdown in March 2026 amid heightened macroeconomic and geopolitical uncertainty, negatively impacted the Fund’s options overlay.

Looking ahead, the Fund has transitioned to a longer-dated income-generating overlay, which we believe will potentially reduce the impact of short-term market volatility. This positioning is designed to enhance income stability while maintaining the Fund’s risk management objectives.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Enhanced Income ETF - NAV	Bloomberg U.S. Aggregate Bond Index	Capital U.S. Corporate High Yield Index	ICE BofA 3 Month US Treasury Bill Index
10/27/22	$10,000	$10,000	$10,000	$10,000
12/31/22	$10,073	$10,253	$10,161	$10,070
6/30/23	$10,507	$10,468	$10,708	$10,297
12/31/23	$10,830	$10,820	$11,528	$10,575
6/30/24	$11,191	$10,743	$11,825	$10,853
12/31/24	$11,022	$10,956	$12,472	$11,130
6/30/25	$11,969	$11,396	$13,042	$11,361
12/31/25	$11,500	$11,755	$13,547	$11,595
6/30/26	$11,483	$11,828	$13,813	$11,797
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 10/27/2022
Simplify Enhanced Income ETF - NAV	-4.06%	3.83%
Bloomberg U.S. Aggregate Bond Index	3.79%	4.68%
Capital U.S. Corporate High Yield Index	5.91%	9.19%
ICE BofA 3 Month US Treasury Bill Index	3.84%	4.60%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$70,967,822
Total number of portfolio holdings	13
Total advisory fee paid	$697,927
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	89.5%
U.S. Treasury Bills	9.2%
Purchased Options	0.6%
Money Market Funds	0.2%
Other Assets in Excess of Liabilities	0.5%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Government Money Market ETF

SBIL

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Government Money Market ETF (the "Fund") for the period of July 14, 2025 (commencement of operations) to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund's costs since inception?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Government Money Market ETF	$15Footnote Reference(1)	0.15%Footnote Reference(2)
Footnote	Description
Footnote(1)	Based on the period July 14, 2025 (commencement of operations) through June 30, 2026. Expenses would have been higher if based on the full reporting period.
Footnote(2)	Annualized

Management's Discussion of Fund Performance

Since its inception on July 14, 2025, the Fund returned 3.70%, compared with 3.73% for its benchmark, the ICE U.S. 1-Month Treasury Bill Index, underperforming by 0.03%.

The Fund's broader investment universe, including U.S. Treasury Bills, Notes, FRNs, Agency Discount Notes, Bullets, Floaters, and repurchase agreements backed by government obligations, provides additional opportunities to enhance yield. Holdings are selected to maximize spreads to T-Bills or identify the most attractive available short-term investment. During the period, the Federal Reserve reduced the federal funds rate by 75 basis points (or 0.75 percentage points), lowering short-term yields, while reserve management purchases compressed spreads.

Looking ahead, we believe the Fund remains well positioned to provide current income and liquidity while pursuing stability of principal as investors continue to seek attractive yields in high-quality short-term securities.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Government Money Market ETF- NAV	ICE US 1-Month Treasury Bill Index (USD) TR
7/14/25	$10,000	$10,000
9/30/25	$10,090	$10,090
12/31/25	$10,191	$10,192
3/31/26	$10,279	$10,281
6/30/26	$10,369	$10,373
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since inception 7/14/2025
Simplify Government Money Market ETF - NAV	3.70%
ICE US 1-Month Treasury Bill Index (USD) TR	3.73%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$5,037,458,196
Total number of portfolio holdings	160
Total advisory fee paid	$5,830,087
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Government Agency Mortgage Backed Securities	59.3%
Repurchase Agreements	16.0%
U.S. Treasury Bills	13.4%
U.S. Government Obligations	10.9%
Other Assets in Excess of Liabilities	0.4%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Health Care ETF

PINK

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Health Care ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Health Care ETF	$58	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 31.50%, compared with 22.06% for the MSCI USA IMI Health Care Index, outperforming by 9.44%.

The Fund's outperformance reflected bottom-up analysis, tactical trading, and strategic positioning across health care subsectors. During FY2026, stock selection was the largest contributor, as the Fund avoided major drawdowns and identified opportunities across subsectors.

Looking ahead, the Fund will continue applying rigorous bottom-up fundamental analysis, incorporating industry research, channel checks, and a broad investment framework to identify high-conviction opportunities.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Health Care ETF - NAV	S&P 500 TR Index	MSCI USA IMI/Health Care Net (USD) Index
10/7/21	$10,000	$10,000	$10,000
12/31/21	$11,178	$10,866	$10,774
6/30/22	$9,863	$8,697	$9,563
12/31/22	$10,701	$8,898	$10,151
6/30/23	$10,731	$10,401	$10,076
12/31/23	$11,102	$11,237	$10,364
6/30/24	$12,752	$12,955	$11,060
12/31/24	$12,087	$14,048	$10,596
6/30/25	$12,262	$14,919	$10,434
12/31/25	$14,997	$16,560	$12,176
6/30/26	$16,125	$18,250	$12,736
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 10/7/2021
Simplify Health Care ETF - NAV	31.50%	10.63%
S&P 500 TR Index	22.32%	13.57%
MSCI USA IMI/Health Care Net (USD) Index	22.06%	5.25%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$358,613,531
Total number of portfolio holdings	54
Total advisory fee paid	$1,195,209
Portfolio turnover rate	171%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
Common Stocks	96.4%
Money Market Funds	0.4%
Other Assets in Excess of Liabilities	3.2%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Hedged Equity ETF

HEQT

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Hedged Equity ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Hedged Equity ETF	$43	0.40%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 12.64%, compared with 14.62% for the Bloomberg U.S. EQ:FI 60:40 Index, underperforming by 1.98%.

U.S. equities maintained strong momentum during the period, driven largely by artificial intelligence and semiconductor technology, which supported corporate profitability and investor sentiment. Despite reaching record highs, markets experienced periods of volatility, including the Iran conflict, as investors assessed energy prices and slowing labor market data.

During the market drawdown, the Fund provided downside protection through its systematic collar strategy. As equities recovered, the Fund lagged due to its capped upside exposure, a trade-off inherent to its risk-managed approach. However, the strategy helped reduce portfolio volatility and drawdown risk.

Looking ahead, the Fund will continue providing exposure to U.S. large-cap equities while seeking to manage downside volatility through its options overlay.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Hedged Equity ETF - NAV	Bloomberg US EQ:FI 60:40 Index	S&P 500 TR Index
11/1/21	$10,000	$10,000	$10,000
12/31/21	$10,251	$10,168	$10,357
6/30/22	$9,254	$8,449	$8,290
12/31/22	$9,389	$8,454	$8,481
6/30/23	$10,425	$9,398	$9,914
12/31/23	$10,961	$10,010	$10,711
6/30/24	$12,101	$10,873	$12,349
12/31/24	$12,968	$11,529	$13,391
6/30/25	$13,326	$12,186	$14,221
12/31/25	$14,275	$13,121	$15,785
6/30/26	$15,011	$13,967	$17,396
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 11/1/2021
Simplify Hedged Equity ETF - NAV	12.64%	9.11%
S&P 500 TR Index	22.32%	12.61%
Bloomberg US EQ:FI 60:40 Index	14.62%	7.43%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$313,675,331
Total number of portfolio holdings	5
Total advisory fee paid	$1,283,533
Portfolio turnover rate	1%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	100.7%
Purchased Options	0.7%
Money Market Funds	0.0%Footnote Reference†
Liabilities in Excess of Other Assets	(1.4)%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify High Yield ETF

CDX

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify High Yield ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify High Yield ETF	$25	0.25%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned -1.88%, compared with 5.74% for the ICE BofA U.S. High Yield Index, underperforming by 7.62%.

High-yield spreads were relatively stable during the period, beginning at 3.21% and ending at 2.94%, though they moved through a wide range. Spreads reached a post-global financial crisis low of 2.74% in January before widening following the onset of the Iran conflict. The Fund’s defensive positioning weighed on relative performance. In particular, the embedded credit hedge overlay (“Quality minus Junk,” or “Q-J”) detracted as enthusiasm for artificial intelligence favored lower-quality technology companies over higher-quality names. Short positions in investment-grade and high-yield credit default swap indices also detracted.

Looking ahead, the Fund remains defensively positioned given tight high-yield spreads relative to underlying credit fundamentals.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify High Yield ETF - NAV	Bloomberg U.S. Aggregate Bond Index	ICE BofA US High Yield Index
2/14/22	$10,000	$10,000	$10,000
6/30/22	$9,027	$9,335	$9,002
12/31/22	$9,200	$9,058	$9,297
6/30/23	$9,636	$9,248	$9,800
12/31/23	$10,347	$9,559	$10,548
6/30/24	$10,775	$9,491	$10,824
12/31/24	$11,239	$9,678	$11,413
6/30/25	$12,241	$10,068	$11,933
12/31/25	$12,224	$10,385	$12,384
6/30/26	$12,010	$10,449	$12,618
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 2/14/2022
Simplify High Yield ETF - NAV	-1.88%	4.28%
Bloomberg U.S. Aggregate Bond Index	3.79%	1.01%
ICE BofA US High Yield Index	5.74%	5.46%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$393,543,151
Total number of portfolio holdings	8
Total advisory fee paid	$1,038,220
Portfolio turnover rate	55%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	74.9%
U.S. Treasury Bills	25.5%
Money Market Funds	0.3%
Liabilities in Excess of Other Assets	(0.7)%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2026, at https://www.simplify.us/resources or upon request at (855) 772-8488.

Effective September 2, 2025, the Board of Trustees approved a change to the Fund's non-fundamental investment objective. The Fund's investment objective was changed from "seeks to maximize current income by investing primarily in high-yield bonds through swaps on exchange traded funds while mitigating credit risk" to "seeks to maximize total return."

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Interest Rate Hedge ETF

PFIX

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Interest Rate Hedge ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Interest Rate Hedge ETF	$47	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned -11.44%, compared with 2.54% for the ICE U.S. Treasury 20+ Year Bond Index, underperforming by 13.98%.

The primary reason for the underperformance was the Fund's position in long-term expiry (five- to seven-year) over-the-counter payer swaptions, which function similarly to long-term put options on the 20-year rate. These positions underperformed despite increases in forward interest rates, as gains from higher rates were offset by declines in implied volatility.

Looking ahead, increases in forward rates and implied volatility would potentially benefit performance, while declines in either would create a headwind. The future path of interest rates and volatility remains difficult to predict.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Interest Rate Hedge ETF - NAV	Bloomberg U.S. Aggregate Bond Index	ICE US Treasury 20+ Year Bond Index TR
5/10/21	$10,000	$10,000	$10,000
6/30/21	$8,111	$10,095	$10,478
12/31/21	$7,489	$10,101	$10,885
6/30/22	$11,452	$9,056	$8,527
12/31/22	$14,523	$8,787	$7,506
6/30/23	$12,981	$8,971	$7,805
12/31/23	$15,133	$9,273	$7,669
6/30/24	$18,534	$9,207	$7,247
12/31/24	$20,650	$9,389	$7,076
6/30/25	$21,549	$9,766	$7,269
12/31/25	$20,883	$10,074	$7,380
6/30/26	$19,084	$10,137	$7,453
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	5 Years	Since inception 5/10/2021
Simplify Interest Rate Hedge ETF - NAV	-11.44%	18.66%	13.40%
Bloomberg U.S. Aggregate Bond Index	3.79%	0.08%	0.26%
ICE US Treasury 20+ Year Bond Index TR	2.54%	-6.59%	-5.56%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$175,805,774
Total number of portfolio holdings	21
Total advisory fee paid	$862,155
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	73.5%
U.S. Exchange-Traded Funds	21.4%
Money Market Funds	0.4%
Purchased Swaptions	(10.6)%
Other Assets in Excess of Liabilities	15.3%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Intermediate Term Treasury Futures Strategy ETF

TYA

| Cboe BZX Exchange, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Intermediate Term Treasury Futures Strategy ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Intermediate Term Treasury Futures Strategy ETF	$21	0.21%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned -1.64%, compared with 2.54% for the ICE U.S. Treasury 20+ Year Bond Index, underperforming by 4.18%.

The primary drivers of return were the Fund's long position in the most liquid, near-to-expiry 10-year U.S. Treasury futures contracts and holdings of short-term U.S. Government securities and cash. Rising intermediate-term rates during the period, driven in part by renewed inflation concerns following the Iran conflict, negatively impacted the Fund’s leveraged positioning.

Looking ahead, the Fund's performance will depend on interest rate movements. Rising intermediate rates would generally be harmful, while declining rates and curve steepening would be potentially beneficial.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Intermediate Term Treasury Futures Strategy ETF - NAV	Bloomberg U.S. Aggregate Bond Index	ICE US Treasury 20+ Year Bond Index TR
9/27/21	$10,000	$10,000	$10,000
12/31/21	$9,944	$9,974	$10,187
6/30/22	$7,353	$8,942	$7,981
12/31/22	$6,238	$8,677	$7,026
6/30/23	$6,132	$8,858	$7,305
12/31/23	$6,078	$9,156	$7,177
6/30/24	$5,646	$9,091	$6,783
12/31/24	$5,468	$9,271	$6,623
6/30/25	$6,121	$9,644	$6,803
12/31/25	$6,291	$9,948	$6,907
6/30/26	$6,020	$10,009	$6,976
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 9/27/2021
Simplify Intermediate Term Treasury Futures Strategy ETF - NAV	-1.64%	-10.12%
Bloomberg U.S. Aggregate Bond Index	3.79%	0.02%
ICE US Treasury 20+ Year Bond Index TR	2.54%	-7.29%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$66,256,461
Total number of portfolio holdings	2
Total advisory fee paid	$175,690
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	99.2%
Money Market Funds	0.1%
Other Assets in Excess of Liabilities	0.7%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify MBS ETF

MTBA

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify MBS ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify MBS ETF	$46	0.15%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 4.18%, compared with 5.21% for the Bloomberg U.S. Mortgage Backed Securities Index, underperforming by 1.03%.

The Fund invested in current coupon agency mortgage-backed securities through To-Be-Announced ("TBA") contracts in the over-the-counter market. These positions generate mortgage interest, incur financing costs, and experience mark-to-market gains and losses as interest rates change. Mortgage rates remained volatile but above 6.1%, supporting attractive yield generation. Because TBA positions provide notional exposure, cash can be invested in short-term U.S. Government securities to generate additional income.

Looking ahead, the Fund’s performance will remain sensitive to changes in mortgage rates and short-term financing costs. These factors are influenced by interest rate expectations, market volatility, and supply-demand dynamics.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify MBS ETF - NAV	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Mortgage Backed Securities Index
11/6/23	$10,000	$10,000	$10,000
12/31/23	$10,367	$10,656	$10,713
6/30/24	$10,424	$10,581	$10,609
12/31/24	$10,595	$10,790	$10,842
6/30/25	$10,999	$11,223	$11,300
12/31/25	$11,425	$11,577	$11,772
6/30/26	$11,459	$11,649	$11,889
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 11/6/2023
Simplify MBS ETF - NAV	4.18%	5.28%
Bloomberg U.S. Aggregate Bond Index	3.79%	5.93%
Bloomberg U.S. Mortgage Backed Securities Index	5.21%	6.75%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund had a return of capital of $22,181,637.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$1,545,348,368
Total number of portfolio holdings	13
Total advisory fee paid	$2,382,906
Portfolio turnover rate	1639%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Government Agency Mortgage Backed Securities	101.3%
U.S. Exchange-Traded Funds	94.6%
U.S. Treasury Bills	5.3%
Money Market Funds	0.0%Footnote Reference†
Liabilities in Excess of Other Assets	(101.2)%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2026, at https://www.simplify.us/resources or upon request at (855) 772-8488.

Effective September 2, 2025, the Board of Trustees approved a change to the Fund's non-fundamental investment objective. The Fund's investment objective was changed from "seeks to provide total return, consistent with preservation of capital and prudent investment management" to "seeks to maximize total return."

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Next Intangible Core Index ETF

NXTI

| Cboe BZX Exchange, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Next Intangible Core Index ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Next Intangible Core Index ETF	$27	0.25%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 13.87%, compared with 14.39% for the Next Intangible Core Index, underperforming by 0.52%.

The Fund generated double-digit positive returns in Energy, Industrials, Health Care, Information Technology, Consumer Staples, and Materials, while Communication Services, Consumer Discretionary, Financials, and Real Estate generated negative returns. Performance lagged the benchmark primarily due to transaction costs associated with index rebalancing.

Looking ahead, the Fund will continue seeking companies with high intangible capital-to-book asset ratios within their respective sectors.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Next Intangible Core Index ETF - NAV	S&P 500 TR Index	Next Intangible Core Index TR (USD)
4/15/24	$10,000	$10,000	$10,000
6/30/24	$10,503	$10,819	$10,505
12/31/24	$11,635	$11,732	$11,682
6/30/25	$12,809	$12,460	$12,943
12/31/25	$13,566	$13,830	$13,715
6/30/26	$14,586	$15,241	$14,805
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 4/15/2024
Simplify Next Intangible Core Index ETF - NAV	13.87%	18.64%
S&P 500 TR Index	22.32%	21.03%
Next Intangible Core Index TR (USD)	14.39%	19.45%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$40,926,875
Total number of portfolio holdings	202
Total advisory fee paid	$76,311
Portfolio turnover rate	30%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
Common Stocks	99.8%
Money Market Funds	0.2%
Other Assets in Excess of Liabilities	0.0%Footnote Reference†
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Short Term Treasury Futures Strategy ETF

TUA

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Short Term Treasury Futures Strategy ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Short Term Treasury Futures Strategy ETF	$24	0.24%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned -4.16%, compared with 2.74% for the ICE U.S. Treasury 7–10 Year Bond Index, underperforming by 6.90%.

The primary drivers of return were the Fund’s long position in the most liquid, near-to-expiry 2-year U.S. Treasury futures contracts and holdings of short-term U.S. Government securities and cash. A long Treasury futures position earned returns on the cheapest-to-deliver bond while paying a short-term financing rate. Although the strategy no longer faced the headwind of an inverted yield curve (when short-term interest rates were higher than longer-term interest rates), rising 2-year rates during the period negatively impacted the Fund’s leveraged exposure as inflation concerns increased following the Iran conflict.

Looking ahead, the Fund’s performance will depend on interest rate movements. Rising front-end rates and renewed curve inversions would generally be harmful, while declining rates accompanied by curve steepening would be beneficial.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Short Term Treasury Futures Strategy ETF - NAV	Bloomberg U.S. Aggregate Bond Index	ICE US Treasury 7-10 Year Bond Index
11/14/22	$10,000	$10,000	$10,000
12/31/22	$9,940	$10,146	$10,081
6/30/23	$9,303	$10,358	$10,244
12/31/23	$9,725	$10,707	$10,422
6/30/24	$9,179	$10,631	$10,277
12/31/24	$9,380	$10,841	$10,366
6/30/25	$9,917	$11,277	$10,920
12/31/25	$10,064	$11,632	$11,215
6/30/26	$9,505	$11,704	$11,219
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 11/14/2022
Simplify Short Term Treasury Futures Strategy ETF - NAV	-4.16%	-1.39%
Bloomberg U.S. Aggregate Bond Index	3.79%	4.44%
ICE US Treasury 7-10 Year Bond Index	2.74%	3.22%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$751,044,282
Total number of portfolio holdings	7
Total advisory fee paid	$1,491,690
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	86.6%
U.S. Treasury Bills	13.4%
Money Market Funds	1.2%
Liabilities in Excess of Other Assets	(1.2)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Target 15 Distribution ETF

XV

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Target 15 Distribution ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Target 15 Distribution ETF	$80	0.75%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 13.56%, compared with 22.32% for its benchmark, the S&P 500 TR Index, underperforming by (8.76%).

The strategy’s income generation continued to be driven by Treasury yields and premium capture from writing barrier options. The portfolio also benefited from its auto-call feature during a period of rising equity markets. Relative performance remained consistent with expectations, supporting the strategy’s income-oriented objective.

Looking ahead, we believe the Fund is well positioned for investors seeking higher income than traditional fixed income with potentially lower risk than equities.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Target 15 Distribution ETF- NAV	Bloomberg U.S. Aggregate Bond Index	S&P 500 TR Index
4/14/25	$10,000	$10,000	$10,000
6/30/25	$10,799	$10,230	$11,511
9/30/25	$11,291	$10,437	$12,446
12/31/25	$11,675	$10,552	$12,777
3/31/26	$11,300	$10,547	$12,223
6/30/26	$12,264	$10,617	$14,081
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 4/14/2025
Simplify Target 15 Distribution ETF - NAV	13.56%	18.35%
Bloomberg U.S. Aggregate Bond Index	3.79%	5.07%
S&P 500 TR Index	22.32%	32.66%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$65,253,938
Total number of portfolio holdings	6
Total advisory fee paid	$478,669
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	73.8%
U.S. Treasury Bills	27.4%
Money Market Funds	3.9%
Purchased Options	0.1%
Liabilities in Excess of Other Assets	(5.2)%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2026, at https://www.simplify.us/resources or upon request at (855) 772-8488.

Effective September 2, 2025, the Board of Trustees approved a change to the Fund's non-fundamental investment objective. The Fund's investment objective was changed from "seeks to provide high monthly income" to "seeks to provide monthly income."

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Tax Aware Alternatives ETF

LQ

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Tax Aware Alternatives ETF (the "Fund") for the period of May 4, 2026 (commencement of operations) to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund's costs since inception?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Tax Aware Alternatives ETF	$2Footnote Reference(1)	0.15%Footnote Reference(2)
Footnote	Description
Footnote(1)	Based on the period May 4, 2026 (commencement of operations) through June 30, 2026. Expenses would have been higher if based on the full reporting period.
Footnote(2)	Annualized

Management's Discussion of Fund Performance

Since its inception on May 4, 2026, the Fund returned -4.94%, compared with 0.55% for the ICE BofA 3-Month Treasury Bill Index, underperforming by 5.49%.

Given the short performance period, risk assets performed well, creating a headwind for the Fund’s exposure to alternatives, including Simplify Managed Futures Strategy ETF and Simplify Gold Strategy ETF. Simplify Currency Strategy ETF and Simplify Hedged Equity ETF provided a partial offset through positive returns over the period.

Looking ahead, we believe the Fund's diversified return streams can help investors build more resilient portfolios and reduce reliance on traditional stock and bond returns. The strategy is designed to provide diversification during periods of equity market weakness

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Tax Aware Alternatives ETF- NAV	Bloomberg U.S. Aggregate Bond Index	ICE BofA 3 Month US Treasury Bill Index
5/4/26	$10,000	$10,000	$10,000
6/30/26	$9,506	$10,076	$10,055
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since inception 5/4/2026
Simplify Tax Aware Alternatives ETF - NAV	-4.94%
Bloomberg U.S. Aggregate Bond Index	0.76%
ICE BofA 3 Month US Treasury Bill Index	0.55%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$2,371,539
Total number of portfolio holdings	3
Total advisory fee paid	$564
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	104.2%
Money Market Funds	1.6%
Liabilities in Excess of Other Assets	(5.8)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Tax Aware Diversified Income Strategy ETF

DINE

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Tax Aware Diversified Income Strategy ETF (the "Fund") for the period of May 4, 2026 (commencement of operations) to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund's costs since inception?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Tax Aware Diversified Income Strategy ETF	$2Footnote Reference(1)	0.14%Footnote Reference(2)
Footnote	Description
Footnote(1)	Based on the period May 4, 2026 (commencement of operations) through June 30, 2026. Expenses would have been higher if based on the full reporting period.
Footnote(2)	Annualized

Management's Discussion of Fund Performance

Since its inception on May 4, 2026, the Fund returned 1.71%, compared with 0.76% for its benchmark, the Bloomberg U.S. Aggregate Bond Index, outperforming by 0.95%.

Given the short performance period, income assets were slightly positive. The Fund’s exposure to Simplify Managed Futures Strategy ETF and Simplify Gold Strategy ETF was the primary headwind, while Simplify Currency Strategy ETF and Simplify Barrier Income ETF provided an offset through positive returns over the period.

Looking ahead, we believe the Fund's diversified portfolio of high-income strategies can help investors reduce reliance on traditional bond exposures, including credit and interest rate risk.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Tax Aware Diversified Income Strategy ETF- NAV	Bloomberg U.S. Aggregate Bond Index
5/4/26	$10,000	$10,000
6/30/26	$10,171	$10,076
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since inception 5/4/2026
Simplify Tax Aware Diversified Income Strategy ETF - NAV	1.71%
Bloomberg U.S. Aggregate Bond Index	0.76%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$2,537,821
Total number of portfolio holdings	3
Total advisory fee paid	$578
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	97.4%
Money Market Funds	1.5%
Other Assets in Excess of Liabilities	1.1%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Treasury Option Income ETF

BUCK

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Treasury Option Income ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Treasury Option Income ETF	$36	0.35%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 6.11%, compared with 3.84% for the ICE BofA U.S. 3-Month Treasury Bill Index, outperforming by 2.27%.

The option-selling strategy in the Fund faced challenges during the 2025 tariff-related market volatility. However, periods of market stress typically increased option premiums, creating more attractive opportunities to generate income. As interest rates stabilized and moved back toward recent ranges, higher premiums supported the Fund’s yield and total return. The strategy continued to diversify exposure by laddering option strikes and expirations while actively managing risk. Following the onset of the Iran conflict, the portfolio management team reduced risk and widened option strikes to help preserve capital and limit volatility relative to the index.

Looking ahead, we believe long-term Treasury rates will remain volatile but range-bound amid geopolitical and fiscal uncertainty. Higher volatility may create opportunities to generate additional option income, supporting the Fund's  income-oriented strategy.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Treasury Option Income ETF - NAV	Bloomberg U.S. Aggregate Bond Index	Bloomberg 1 - 3 Month U.S. Treasury Bill Index	ICE BofA 3 Month US Treasury Bill Index
10/27/22	$10,000	$10,000	$10,000	$10,000
12/31/22	$10,077	$10,253	$10,070	$10,070
6/30/23	$10,327	$10,468	$10,304	$10,297
12/31/23	$10,533	$10,820	$10,587	$10,575
6/30/24	$10,884	$10,743	$10,871	$10,853
12/31/24	$11,293	$10,956	$11,150	$11,130
6/30/25	$11,326	$11,396	$11,387	$11,361
12/31/25	$11,781	$11,755	$11,629	$11,595
6/30/26	$12,019	$11,828	$11,839	$11,797
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 10/27/2022
Simplify Treasury Option Income ETF - NAV	6.11%	5.13%
Bloomberg U.S. Aggregate Bond Index	3.79%	4.68%
Bloomberg 1 - 3 Month U.S. Treasury Bill Index	3.96%	4.70%
ICE BofA 3 Month US Treasury Bill Index	3.84%	4.60%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$472,139,355
Total number of portfolio holdings	2
Total advisory fee paid	$1,330,756
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	99.8%
Money Market Funds	0.0%Footnote Reference†
Other Assets in Excess of Liabilities	0.2%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify US Equity Income ETF

SPUC

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify US Equity Income ETF (formerly, Simplify US Equity PLUS Upside Convexity ETF) (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify US Equity Income ETF	$56	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 22.59%, compared with 22.32% for its benchmark, the S&P TR 500 Index (the "Index"), outperforming by 0.27%.

U.S. equities maintained strong momentum during the period, driven by artificial intelligence and semiconductor technology, which supported profitability and investor sentiment. Despite strong market returns, periods of volatility occurred as investors evaluated energy prices and slowing labor market data.

The Fund modestly outperformed the Index, driven by dynamic allocations to long and short call options.

Looking ahead, we believe the Fund is positioned to participate in U.S. equity market growth through its call option strategy while seeking to generate iincome. The Fund’s 12% target distribution rate is designed to provide investors with consistent distributions.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify US Equity Income ETF - NAV	S&P 500 TR Index
9/3/20	$10,000	$10,000
12/31/20	$10,877	$10,927
6/30/21	$12,552	$12,593
12/31/21	$14,561	$14,063
6/30/22	$11,047	$11,256
12/31/22	$10,973	$11,516
6/30/23	$12,886	$13,462
12/31/23	$13,986	$14,543
6/30/24	$17,174	$16,767
12/31/24	$17,529	$18,182
6/30/25	$19,097	$19,310
12/31/25	$21,487	$21,433
6/30/26	$23,410	$23,621
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	5 Years	Since inception 9/3/2020
Simplify US Equity Income ETF - NAV	22.59%	13.28%	15.73%
S&P 500 TR Index	22.32%	13.41%	15.91%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$91,994,449
Total number of portfolio holdings	3
Total advisory fee paid	$526,280
Portfolio turnover rate	64%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	99.6%
Purchased Options	0.3%
Money Market Funds	0.1%
Liabilities in Excess of Other Assets	(0.0)%Footnote Reference†
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's next prospectus which we expect to be available November 1, 2026 at www.simplify.us/resources or upon request at 1 (855) 772-8488.

Around June 29, 2026 the Fund refined its investment objective and strategy to provide greater focus on generating income. The Fund also changed its name from Simplify US Equity PLUS Upside Convexity ETF to Simplify US Equity Income ETF. The Fund also changed its investment objective from "seeks long-term capital appreciation" to "seeks to generate monthly income in a tax efficient manner with the potential for capital appreciation in rising equity markets."

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify US Equity PLUS Bitcoin Strategy ETF

SPBC

| Nasdaq Stock Market LLC

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify US Equity PLUS Bitcoin Strategy ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify US Equity PLUS Bitcoin Strategy ETF	$54	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 14.80%, compared with 22.32% for its benchmark, the S&P 500 TR Index, underperforming by 7.52%.

During the reporting period, the Fund maintained a 10% allocation to VanEck Bitcoin (HODL), which returned -45.5% over the same period and was the primary driver of relative underperformance. Periodic rebalancing to the target allocation added exposure when Bitcoin underperformed and trims exposure when it outperformed, which seeked to capture a rebalancing premium through disciplined, systematic allocation.

Looking ahead, we believe the Fund remains uniquely positioned to provide investors with exposure to U.S. large-cap equities combined with Bitcoin exposure.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify US Equity PLUS Bitcoin Strategy ETF - NAV	S&P 500 TR Index
5/24/21	$10,000	$10,000
6/30/21	$10,146	$10,253
12/31/21	$11,444	$11,450
6/30/22	$8,355	$9,165
12/31/22	$8,247	$9,376
6/30/23	$10,668	$10,960
12/31/23	$12,260	$11,841
6/30/24	$14,860	$13,652
12/31/24	$16,804	$14,804
6/30/25	$18,032	$15,722
12/31/25	$19,571	$17,451
6/30/26	$20,700	$19,232
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	5 Years	Since inception 5/24/2021
Simplify US Equity PLUS Bitcoin Strategy ETF - NAV	14.80%	15.33%	15.33%
S&P 500 TR Index	22.32%	13.41%	13.68%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$43,571,808
Total number of portfolio holdings	3
Total advisory fee paid	$287,495
Portfolio turnover rate	15%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	99.0%
Money Market Funds	0.7%
Other Assets in Excess of Liabilities	0.3%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify US Equity PLUS Convexity ETF

SPYC

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify US Equity PLUS Convexity ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify US Equity PLUS Convexity ETF	$53	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 11.77%, compared with 22.32% for its benchmark, the S&P 500 TR Index, underperforming by 10.55%.

U.S. equities maintained strong momentum during the period, supported by artificial intelligence and semiconductor technology. However, markets experienced periods of volatility, including the Iran conflict, as investors evaluated energy prices and labor market conditions.

The Fund's dual mandate of participating in upside markets while providing downside protection performed below expectations during the period. Looking ahead, the Fund will continue monetizing and exercising options when appropriate to participate in market gains while seeking to maintain meaningful downside protection.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify US Equity PLUS Convexity ETF - NAV	S&P 500 TR Index
9/3/20	$10,000	$10,000
12/31/20	$10,834	$10,927
6/30/21	$12,367	$12,593
12/31/21	$13,976	$14,063
6/30/22	$10,923	$11,256
12/31/22	$10,427	$11,516
6/30/23	$12,088	$13,462
12/31/23	$12,931	$14,543
6/30/24	$15,257	$16,767
12/31/24	$15,794	$18,182
6/30/25	$17,501	$19,310
12/31/25	$18,245	$21,433
6/30/26	$19,560	$23,621
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	5 Years	Since inception 9/3/2020
Simplify US Equity PLUS Convexity ETF - NAV	11.77%	9.60%	12.21%
S&P 500 TR Index	22.32%	13.41%	15.91%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$111,643,562
Total number of portfolio holdings	16
Total advisory fee paid	$478,947
Portfolio turnover rate	4%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	93.6%
U.S. Treasury Bills	5.3%
Purchased Options	0.9%
Money Market Funds	0.1%
Other Assets in Excess of Liabilities	0.1%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify US Equity PLUS Downside Convexity ETF

SPD

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify US Equity PLUS Downside Convexity ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify US Equity PLUS Downside Convexity ETF	$53	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 10.45%, compared with 22.32% for its benchmark, the S&P 500 TR Index, underperforming by 11.87%.

U.S. equities maintained strong momentum during the period, driven largely by artificial intelligence and semiconductor technology, which supported corporate profitability and investor sentiment. Despite reaching record highs, markets experienced periods of volatility, including the Iran conflict, as investors assessed energy prices and slowing labor market data.

The Fund performed well during the market drawdown beginning in late February, but lagged during the subsequent rebound, consistent with the strategy’s design.

Looking ahead, we will continue actively managing the Fund’s downside convexity profile while seeking to offset costs through its income overlay approach.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify US Equity PLUS Downside Convexity ETF - NAV	S&P 500 TR Index
9/3/20	$10,000	$10,000
12/31/20	$10,798	$10,927
6/30/21	$12,207	$12,593
12/31/21	$13,429	$14,063
6/30/22	$10,818	$11,256
12/31/22	$9,986	$11,516
6/30/23	$11,393	$13,462
12/31/23	$12,088	$14,543
6/30/24	$13,698	$16,767
12/31/24	$14,212	$18,182
6/30/25	$16,216	$19,310
12/31/25	$16,851	$21,433
6/30/26	$17,911	$23,621
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	5 Years	Since inception 9/3/2020
Simplify US Equity PLUS Downside Convexity ETF - NAV	10.45%	7.97%	10.53%
S&P 500 TR Index	22.32%	13.41%	15.91%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$106,811,528
Total number of portfolio holdings	16
Total advisory fee paid	$520,620
Portfolio turnover rate	5%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	95.5%
U.S. Treasury Bills	3.7%
Purchased Options	1.0%
Money Market Funds	0.0%Footnote Reference†
Liabilities in Excess of Other Assets	(0.2)%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify US Equity PLUS Managed Futures Strategy ETF

CTAP

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify US Equity PLUS Managed Futures Strategy ETF (the "Fund") for the period of December 8, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs since inception?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify US Equity PLUS Managed Futures Strategy ETF	$6Footnote Reference(1)	0.10%Footnote Reference(2)
Footnote	Description
Footnote(1)	Based on the period December 8, 2025 (commencement of operations) through June 30, 2026. Expenses would have been higher if based on the full reporting period.
Footnote(2)	Annualized

Management's Discussion of Fund Performance

Since its inception on December 8, 2025, the Fund returned 7.43%, compared with 10.26% for its benchmark, the S&P 500 TR Index, underperforming by 2.83%.

The Fund  had a strong start as it  benefited from the CTA overlay, which performed well through the first quarter of 2026. Performance subsequently experienced a drawdown beginning in mid-May, driven by the Fund’s long Brent crude oil position. The position was added in mid-March as supply concerns surrounding the Strait of Hormuz pushed oil prices higher but became a headwind after peace talks eased those concerns and oil prices declined nearly 30%.

Looking ahead, we believe the Fund will continue to provide investors with access to a diversified return stream while helping diversify equity exposure during periods of market stress.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify US Equity PLUS Managed Futures Strategy ETF - NAV	S&P 500 TR Index
12/8/25	$10,000	$10,000
12/31/25	$10,212	$10,005
3/31/26	$10,814	$9,571
6/30/26	$10,743	$11,026
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since inception 12/8/2025
Simplify US Equity PLUS Managed Futures Strategy ETF - NAV	7.43%
S&P 500 TR Index	10.26%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$163,366,204
Total number of portfolio holdings	9
Total advisory fee paid	$57,309
Portfolio turnover rate	21%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	78.5%
U.S. Treasury Bills	32.9%
Money Market Funds	0.0%Footnote Reference†
Liabilities in Excess of Other Assets	(11.4)%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify VettaFi Private Credit Strategy ETF

PCR

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify VettaFi Private Credit Strategy ETF (the "Fund") for the period of September 22, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify VettaFi Private Credit Strategy ETF	$53Footnote Reference(1)	0.75%Footnote Reference(2)
Footnote	Description
Footnote(1)	Based on the period September 22, 2025 (commencement of operations) through June 30, 2026. Expenses would have been higher if based on the full reporting period.
Footnote(2)	Annualized

Management's Discussion of Fund Performance

Since its inception on September 22, 2025, the Fund returned -16.00%, compared with -9.20% for the VettaFi Private Credit Total Return Index (USD), underperforming by 6.80%.

The private credit environment has been challenging since inception. The primary detractor from relative performance was the Fund’s embedded credit hedge overlay, referred to as “Quality minus Junk,” or “Q-J.” In particular, Quality holdings in technology struggled amid investor concerns about software companies, while Junk holdings, often viewed as beneficiaries of the artificial intelligence investment cycle, performed well.

Looking ahead, we expect continued scrutiny of private credit markets. Defaults have not increased meaningfully, which remains encouraging; however, redemption pressure from less liquid vehicles could continue to weigh on sentiment and returns as funds seek liquidity.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify VettaFi Private Credit Strategy ETF- NAV	Bloomberg U.S. Aggregate Bond Index	VettaFi Private Credit Total Return Index (USD)
9/22/25	$10,000	$10,000	$10,000
9/30/25	$9,860	$10,009	$9,823
12/31/25	$9,363	$10,119	$9,810
3/31/26	$8,252	$10,114	$8,777
6/30/26	$8,400	$10,182	$9,080
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since inception 9/22/2025
Simplify VettaFi Private Credit Strategy ETF - NAV	-16.00%
Bloomberg U.S. Aggregate Bond Index	1.82%
VettaFi Private Credit Total Return Index (USD)	-9.20%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$2,419,935
Total number of portfolio holdings	5
Total advisory fee paid	$13,374
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	79.3%
U.S. Exchange-Traded Funds	20.0%
Money Market Funds	0.7%
Liabilities in Excess of Other Assets	(0.0)%Footnote Reference†
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Bitcoin Strategy ETF

MAXI

| Nasdaq Stock Market LLC

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Bitcoin Strategy ETF (formerly, Simplify Bitcoin Strategy PLUS Income ETF ) (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Bitcoin Strategy ETF	$89	1.31%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned -64.85%, compared with -45.35% for the Nasdaq Bitcoin Reference Price Index, underperforming by 19.50%.

The primary driver of performance was the significant decline in Bitcoin prices. Because the Fund seeks leveraged exposure to Bitcoin, returns reflected the amplified impact of the underlying market decline.

Looking ahead, the Fund has transitioned to an options-based leverage overlay combined with its core Bitcoin futures exposure. This approach is designed to provide more efficient upside participation while seeking to limit downside exposure. We believe the updated structure will enhance return stability while maintaining the Fund’s risk management objectives.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Bitcoin Strategy ETF - NAV	S&P 500 TR Index	Nasdaq Bitcoin Reference Price Index (USD) 09-29-22
9/29/22	$10,000	$10,000	$10,000
12/31/22	$8,693	$10,595	$8,511
6/30/23	$15,816	$12,384	$15,648
12/31/23	$21,172	$13,380	$21,544
6/30/24	$29,106	$15,426	$30,899
12/31/24	$40,339	$16,727	$47,964
6/30/25	$50,781	$17,765	$55,063
12/31/25	$29,703	$19,718	$44,928
6/30/26	$17,849	$21,731	$30,093
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 9/29/2022
Simplify Bitcoin Strategy ETF - NAV	-64.85%	16.70%
S&P 500 TR Index	22.32%	22.99%
Nasdaq Bitcoin Reference Price Index (USD) 09-29-22	-45.35%	34.14%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$23,394,602
Total number of portfolio holdings	6
Total advisory fee paid	$360,824
Portfolio turnover rate	106%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	433.1%
U.S. Exchange-Traded Funds	69.3%
Purchased Options	0.9%
Liabilities in Excess of Other Assets	(403.3)%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2026, at https://www.simplify.us/resources or upon request at (855) 772-8488.

Effective May 22, 2026, the Fund changed its name from "Simplify Bitcoin Strategy PLUS Income ETF" to "Simplify Bitcoin Strategy ETF."

Also effective May 22, 2026, the Fund added a risk reversal to its option sub-strategy and removed more general descriptions of its option sub-strategy.

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify DBi CTA Managed Futures Index ETF

SDMF

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify DBi CTA Managed Futures Index ETF (the "Fund") for the period of February 17, 2026 (commencement of operations) to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund's cost since inception?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify DBi CTA Managed Futures Index ETF	$7Footnote Reference(1)	0.20%Footnote Reference(2)
Footnote	Description
Footnote(1)	Based on the period February 17, 2026 (commencement of operations) through June 30, 2026. Expenses would have been higher if based on the full reporting period.
Footnote(2)	Annualized

Management's Discussion of Fund Performance

Since its inception on February 17, 2026, the Fund returned 2.32%, compared with 2.71% fo the DBi CTA Managed Futures Index, underperforming by 0.39%.

The Fund is an indexed strategy designed to closely track the performance of the DBi CTA Managed Futures Index. The primary sources of performance difference were ETF expenses and the financing costs associated with accessing index returns through a total return swap rather than directly holding futures contracts. Trend following was challenging during the second quarter, which represents the primary period reflected in performance. Crude oil and emerging market equities were key contributors.

Looking ahead, geopolitical and macroeconomic risks are expected to remain elevated. The Fund will continue seeking absolute returns and diversification from traditional stocks and bonds through dynamic positioning across global markets.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify DBi CTA Managed Futures Index ETF- NAV	Bloomberg U.S. Aggregate Bond Index	DBi CTA MF Index - 02172026
2/17/26	$10,000	$10,000	$9,998
3/31/26	$10,001	$9,868	$10,016
6/30/26	$10,232	$9,934	$10,271
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since inception 2/17/2026
Simplify DBi CTA Managed Futures Index ETF - NAV	2.32%
Bloomberg U.S. Aggregate Bond Index	-0.66%
DBi CTA MF Index - 02172026	2.71%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$31,210,899
Total number of portfolio holdings	9
Total advisory fee paid	$10,812
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	100.0%
Money Market Funds	0.1%
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Gold Strategy ETF

YGLD

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Gold Strategy ETF (formerly, Simplify Gold Strategy PLUS Income ETF) (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Gold Strategy ETF	$57	0.54%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 10.61%, compared with 21.38% for the Solactive Gold Spot Index, underperforming by 10.77%.

During much of the period, the Fund’s leveraged gold exposure participated strongly in the rally in gold prices. However, the subsequent correction in gold, combined with challenging equity market conditions that impacted the Fund’s income-generating overlay, reduced performance over the remainder of the period.

Looking ahead, the Fund has transitioned to an options-based leverage overlay combined with its core gold futures exposure. This approach is designed to provide more efficient upside participation while seeking to limit downside exposure. We believe the updated structure will enhance return stability while maintaining the Fund’s risk management objectives.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Gold Strategy ETF - NAV	Bloomberg U.S. Aggregate Bond Index	Solactive Gold Spot Index ER USD Index
12/2/24	$10,000	$10,000	$10,000
12/31/24	$9,585	$9,830	$9,946
3/31/25	$11,640	$10,103	$11,844
6/30/25	$13,974	$10,225	$12,544
9/30/25	$16,844	$10,433	$14,632
12/31/25	$19,323	$10,548	$16,352
3/31/26	$18,879	$10,543	$17,757
6/30/26	$15,456	$10,613	$15,226
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 12/2/2024
Simplify Gold Strategy ETF - NAV	10.61%	31.84%
Bloomberg U.S. Aggregate Bond Index	3.79%	3.85%
Solactive Gold Spot Index ER USD Index	21.38%	30.59%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$37,110,993
Total number of portfolio holdings	8
Total advisory fee paid	$231,441
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	119.5%
U.S. Exchange-Traded Funds	55.2%
Money Market Funds	0.1%
Purchased Options	0.0%Footnote Reference†
Liabilities in Excess of Other Assets	(74.8)%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2026, at https://www.simplify.us/resources or upon request at (855) 772-8488.

Effective May 29, 2026, the Fund changed its name from "Simplify Gold Strategy PLUS Income ETF" to "Simplify Gold Strategy ETF."

Also effective May 29, 2026, the Fund expanded the types of instruments it uses to capture gold-related returns.

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Multi-QIS Alternative ETF

QIS

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Multi-QIS Alternative ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Multi-QIS Alternative ETF	$74.9	1.03%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned -54.13%, compared with 3.84% for the ICE BofA U.S. 3-Month Treasury Bill Index, underperforming by 57.97%.

The Fund continued to underperform on both an absolute and relative basis. Fourth quarter 2025 performance was negatively impacted by the Quality minus Junk credit hedge overlay, as lower-quality stocks rallied while higher-quality software companies came under pressure.

Although the updated the Fund process relied less on bank swaps and more on internal strategies and management, performance has not improved. Key detractors included the short junk stock overlay, risk reversals, and exposure to Simplify Managed Futures Strategy ETF during the second quarter of 2026.

Looking ahead, the portfolio management team will continue to pursue the Fund’s objective of seeking to provide positive absolute returns and income as market conditions evolve.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Multi-QIS Alternative ETF - NAV	Bloomberg U.S. Aggregate Bond Index	ICE BofA 3 Month US Treasury Bill Index
7/10/23	$10,000	$10,000	$10,000
12/31/23	$10,237	$10,437	$10,259
6/30/24	$10,478	$10,362	$10,529
12/31/24	$10,218	$10,567	$10,797
6/30/25	$9,441	$10,992	$11,021
12/31/25	$6,445	$11,339	$11,248
6/30/26	$4,330	$11,409	$11,444
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 7/10/2023
Simplify Multi-QIS Alternative ETF - NAV	-54.13%	-24.52%
Bloomberg U.S. Aggregate Bond Index	3.79%	4.53%
ICE BofA 3 Month US Treasury Bill Index	3.84%	4.64%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$38,656,004
Total number of portfolio holdings	15
Total advisory fee paid	$619,308
Portfolio turnover rate	160%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	61.7%
U.S. Exchange-Traded Funds	46.2%
Money Market Funds	9.0%
Purchased Options	0.2%
Liabilities in Excess of Other Assets	(17.1)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Volatility Premium ETF

SVOL

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Volatility Premium ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Volatility Premium ETF	$72	0.69%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 7.46%, compared with 22.32% for its benchmark, the S&P 500 TR Index, underperforming by 14.86%.

Over the past year, the Fund navigated a demanding market environment as its systematic volatility-harvesting framework faced headwinds from episodic surges in market volatility, most notably during the first half of 2026. Performance was further detracted by a strategic allocation to the Simplify Multi-QIS Alternative ETF (QIS), which exerted a -5.0% drag on overall returns as the underlying QIS strategy experienced a severe -54.1% drawdown during the period.

Looking ahead, we believe the Fund is strategically positioned to capitalize on structural inefficiencies in volatility markets by selling options where implied volatility is elevated and buying where it's undervalued. We believe the Fund remains well-placed to extract risk premia in a risk-managed framework, reinforcing its role as a structural volatility strategy.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Volatility Premium ETF - NAV	S&P 500 TR Index
5/12/21	$10,000	$10,000
6/30/21	$10,805	$10,599
12/31/21	$11,436	$11,836
6/30/22	$10,132	$9,474
12/31/22	$10,914	$9,693
6/30/23	$12,476	$11,330
12/31/23	$13,429	$12,241
6/30/24	$14,353	$14,113
12/31/24	$14,392	$15,303
6/30/25	$13,923	$16,253
12/31/25	$14,753	$18,040
6/30/26	$14,961	$19,881
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	5 Years	Since inception 5/12/2021
Simplify Volatility Premium ETF - NAV	7.46%	6.73%	8.16%
S&P 500 TR Index	22.32%	13.41%	14.32%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$540,887,086
Total number of portfolio holdings	35
Total advisory fee paid	$3,326,399
Portfolio turnover rate	31%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	125.6%
U.S. Exchange-Traded Funds	53.0%
Money Market Funds	2.1%
Purchased Options	0.0%Footnote Reference†
Liabilities in Excess of Other Assets	(80.7)%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Opportunistic Income ETF

CRDT

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Opportunistic Income ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Opportunistic Income ETF	$97	0.95%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 4.36%, compared with 4.13% for the Bloomberg U.S. Universal Total Return Index, outperforming by 0.23%.

The Fund’s modest outperformance was driven primarily by security selection, particularly within REITs, AI-related convertible bonds, and asset-backed securities. These gains were partially offset by Treasury futures positioning and losses from credit hedging.

Looking ahead, we remain constructive on risk assets, although the economic outlook remains uncertain. The Fund will continue focusing on individual security opportunities across its broad investment universe.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Opportunistic Income ETF - NAV	Bloomberg U.S. Aggregate Bond Index	ICE BofA US High Yield Index	Bloomberg U.S. Universal Total Return Index
6/26/23	$10,000	$10,000	$10,000	$10,000
6/30/23	$10,004	$9,958	$10,077	$9,965
12/31/23	$10,526	$10,293	$10,846	$10,340
6/30/24	$10,510	$10,219	$11,130	$10,311
12/31/24	$11,045	$10,421	$11,735	$10,551
6/30/25	$10,882	$10,840	$12,269	$10,983
12/31/25	$11,003	$11,182	$12,733	$11,351
6/30/26	$11,357	$11,251	$12,974	$11,439
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 6/26/2023
Simplify Opportunistic Income ETF - NAV	4.36%	4.31%
Bloomberg U.S. Aggregate Bond Index	3.79%	3.99%
ICE BofA US High Yield Index	5.74%	9.03%
Bloomberg U.S. Universal Total Return Index	4.13%	4.57%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$36,268,308
Total number of portfolio holdings	44
Total advisory fee paid	$557,118
Portfolio turnover rate	108%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
Common Stocks	40.7%
Asset Backed Securities	17.7%
Preferred Stocks	15.6%
Corporate Bonds	10.4%
Foreign Bonds	5.3%
U.S. Treasury Bills	5.2%
Mortgage Backed Securities	1.4%
Money Market Funds	1.2%
Purchased Options	1.0%
Term Loans	0.0%Footnote Reference†
Other Assets in Excess of Liabilities	1.5%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Propel Opportunities ETF

SURI

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Propel Opportunities ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Propel Opportunities ETF	$312	2.58%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 41.48%, compared with 22.06% for the MSCI USA IMI/Health Care Net (USD) Index (the "Index"), outperforming by 19.42%.

The Fund maintains a higher allocation to early-stage and small/mid-cap (SMID) companies than the Index. SMID healthcare companies generally outperformed large-cap healthcare companies during the period. Positive contributors included Plains GP Holdings, Achieve Life Sciences, Corcept Therapeutics, and Compass Pathways.

Looking ahead, while we expect continued volatility among SMID healthcare companies relative to the broader market, we believe company-specific catalysts and increased M&A activity could potentially support future outperformance.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Propel Opportunities ETF - NAV	S&P 500 TR Index	MSCI USA IMI/Health Care Net (USD) Index
2/7/23	$10,000	$10,000	$10,000
6/30/23	$9,503	$10,766	$10,034
12/31/23	$9,566	$11,631	$10,321
6/30/24	$11,144	$13,409	$11,014
12/31/24	$8,588	$14,540	$10,552
6/30/25	$8,838	$15,442	$10,390
12/31/25	$10,744	$17,140	$12,125
6/30/26	$12,504	$18,890	$12,683
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 2/7/2023
Simplify Propel Opportunities ETF - NAV	41.48%	6.81%
S&P 500 TR Index	22.32%	20.63%
MSCI USA IMI/Health Care Net (USD) Index	22.06%	7.26%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$77,256,299
Total number of portfolio holdings	37
Total advisory fee paid	$1,834,216
Portfolio turnover rate	62%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	76.8%
Common Stocks	51.9%
Limited Partnership	40.0%
Warrants	5.4%
Corporate Bonds	1.1%
Liabilities in Excess of Other Assets	(75.2)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Volt TSLA Revolution ETF

TESL

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Volt TSLA Revolution ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Volt TSLA Revolution ETF	$94	0.96%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned -2.87%, compared with 22.32% for its benchmark, the S&P 500 Index, underperforming by 25.19%.

The Fund’s allocation and income overlay were less effective than in prior years, contributing to relative underperformance.

Looking ahead, we anticipate continued momentum in the broader autonomous driving sector. Through active management and a risk-managed options overlay, the Fund is positioned to participate in potential upside while seeking to enhance income generation and manage downside risk.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Volt TSLA Revolution ETF - NAV	S&P 500 TR Index
12/28/20	$10,000	$10,000
12/31/20	$10,456	$10,057
6/30/21	$9,466	$11,591
12/31/21	$12,382	$12,944
6/30/22	$7,297	$10,361
12/31/22	$4,810	$10,600
6/30/23	$7,258	$12,391
12/31/23	$7,699	$13,387
6/30/24	$8,852	$15,434
12/31/24	$19,185	$16,736
6/30/25	$19,732	$17,774
12/31/25	$19,826	$19,728
6/30/26	$19,165	$21,742
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	5 Years	Since inception 12/28/2020
Simplify Volt TSLA Revolution ETF - NAV	-2.87%	15.15%	12.55%
S&P 500 TR Index	22.32%	13.41%	15.15%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$18,697,353
Total number of portfolio holdings	18
Total advisory fee paid	$264,903
Portfolio turnover rate	441%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	44.9%
Money Market Funds	28.1%
Common Stocks	23.9%
Purchased Options	2.1%
Other Assets in Excess of Liabilities	1.0%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2026, at https://www.simplify.us/resources or upon request at (855) 772-8488.

Effective September 2, 2025, the Board of Trustees approved a change to the Fund's non-fundamental investment objective. The Fund's investment objective was changed from "seeks to provide capital appreciation" to "seeks long-term capital appreciation."

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Chinese Commodities Strategy No K-1 ETF

CCOM

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Chinese Commodities Strategy No K-1 ETF (the "Fund") for the period of January 26, 2026 (commencement of operations) to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs since inception?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Chinese Commodities Strategy No K-1 ETF	$41Footnote Reference(1)	0.99%Footnote Reference(2)
Footnote	Description
Footnote(1)	Based on the period January 26, 2026 (commencement of operations) through June 30, 2026. Expenses would have been higher if based on the full reporting period.
Footnote(2)	Annualized

Management's Discussion of Fund Performance

Since its inception on January 26, 2026, the Fund returned -2.88%, compared with 2.97% for the Bloomberg Commodity Total Return Index, underperforming by 5.85%.

The Fund seeks to provide a differentiated source of commodity exposure through access to China’s onshore commodity markets, excluding gold. As a result, the Fund’s performance differed from many U.S. and developed-market commodity strategies and did not participate in the oil rally or subsequent selloff that affected many commodity funds during the second quarter. Since inception, crude oil and methanol were the largest contributors, while silver, coking coal, and aluminum detracted.

Looking ahead, we believe the Fund's exposure to China’s commodity markets can provide investors with an additional source of diversification beyond traditional developed-market commodity strategies.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Chinese Commodities Strategy No K-1 ETF- NAV	MSCI China Net Total Return USD Index	Bloomberg Commodity Index Total Return
1/26/26	$10,000	$10,000	$10,000
3/31/26	$10,024	$8,769	$11,202
6/30/26	$9,712	$8,188	$10,297
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since inception 1/26/2026
Simplify Chinese Commodities Strategy No K-1 ETF - NAV	-2.88%
MSCI China Net Total Return USD Index	-18.12%
Bloomberg Commodity Index Total Return	2.97%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$101,344,227
Total number of portfolio holdings	5
Total advisory fee paid	$413,585
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	99.5%
Money Market Funds	0.1%
Other Assets in Excess of Liabilities	0.4%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Commodities Strategy No K-1 ETF

HARD

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Commodities Strategy No K-1 ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Commodities Strategy No K-1 ETF	$83	0.79%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 9.83%, compared with 25.46% for the Bloomberg Commodity Total Return Index, underperforming by 15.63%.

The Fund, in mid-March, increased the emphasis on trend following while reducing reliance on fundamental indicators.

The Fund generated strong gains through mid-May before giving them back as its long Brent crude oil position became a headwind after prices declined nearly 30% following peace talks that eased supply concerns surrounding the Strait of Hormuz. Metals (gold and silver) and livestock (live cattle and feeder cattle) were key contributors, while energy (Brent crude) and softs (cocoa) detracted.

Looking ahead, we believe the Fund's asset selection and positioning may help the Fund benefit during cyclical commodity upswings while striving to capture opportunities created by supply-demand imbalances.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Commodities Strategy No K-1 ETF - NAV	Bloomberg U.S. Aggregate Bond Index	Bloomberg Commodity Index Total Return
3/27/23	$10,000	$10,000	$10,000
3/31/23	$9,956	$10,050	$10,175
6/30/23	$9,914	$9,966	$9,914
9/30/23	$10,250	$9,644	$10,381
12/31/23	$9,497	$10,301	$9,901
3/31/24	$9,611	$10,221	$10,118
6/30/24	$9,977	$10,228	$10,410
9/30/24	$10,510	$10,759	$10,480
12/31/24	$11,298	$10,430	$10,433
3/31/25	$13,121	$10,720	$11,360
6/30/25	$12,024	$10,849	$11,010
9/30/25	$13,029	$11,070	$11,411
12/31/25	$12,976	$11,191	$12,079
3/31/26	$15,496	$11,186	$15,028
6/30/26	$13,205	$11,261	$13,813
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 3/27/2023
Simplify Commodities Strategy No K-1 ETF - NAV	9.83%	8.90%
Bloomberg U.S. Aggregate Bond Index	3.79%	3.71%
Bloomberg Commodity Index Total Return	25.46%	10.42%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$81,517,395
Total number of portfolio holdings	7
Total advisory fee paid	$502,914
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	75.6%
U.S. Treasury Bills	22.5%
Money Market Funds	2.6%
Liabilities in Excess of Other Assets	(0.7)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Managed Futures Strategy ETF

CTA

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Managed Futures Strategy ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Managed Futures Strategy ETF	$83	0.82%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 1.62%, compared with 18.23% for the SG CTA Index, underperforming by 16.61%.

The Fund, in March 2026, began to place greater emphasis on trend following while reducing the role of additional indicators such as fundamentals, carry, and intermarket signals.

The Fund generated strong gains through mid-May before giving them back as its long Brent crude oil position became a headwind after oil prices declined nearly 30% as Middle East supply concerns eased. Performance was also challenged by sharp market reversals, including tariff-related volatility, interest rate swings, and reversals in metals and livestock. Metals (gold and silver) and livestock (live cattle and feeder cattle) were the largest contributors, while government bonds and energy detracted.

Looking ahead, the Fund continues to seek absolute returns and diversification from traditional investments through dynamic positioning across global markets.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Managed Futures Strategy ETF - NAV	Bloomberg U.S. Aggregate Bond Index	SG CTA Index
3/8/22	$10,000	$10,000	$10,000
6/30/22	$10,907	$9,292	$10,814
12/31/22	$11,182	$9,016	$10,725
6/30/23	$10,922	$9,205	$10,727
12/31/23	$10,789	$9,515	$10,362
6/30/24	$12,508	$9,447	$11,116
12/31/24	$13,398	$9,634	$10,606
6/30/25	$13,037	$10,021	$9,799
12/31/25	$13,573	$10,337	$10,589
6/30/26	$13,247	$10,401	$11,585
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 3/7/2022
Simplify Managed Futures Strategy ETF - NAV	1.62%	6.73%
Bloomberg U.S. Aggregate Bond Index	3.79%	0.91%
SG CTA Index	18.23%	3.47%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$1,506,065,084
Total number of portfolio holdings	12
Total advisory fee paid	$9,680,257
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Exchange-Traded Funds	81.5%
U.S. Treasury Bills	17.9%
Money Market Funds	2.8%
Liabilities in Excess of Other Assets	(2.2)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Piper Sandler US Small-Cap PLUS Income ETF

LITL

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Piper Sandler US Small-Cap PLUS Income ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$102	0.90%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 27.16%, compared with 40.78% for its benchmark, the Russell 2000 Total Return Index, underperforming by 13.62%.

The Fund delivered positive double-digit returns across sectors. Stock selection contributed positively across most sectors, with the exception of Information Technology, Health Care, and Materials. Strong investor enthusiasm for artificial intelligence and semiconductor technology created a headwind for relative performance, as many small-cap technology companies lacked profitability. The option-based income overlay detracted approximately 3.5% during the period.

Looking ahead, the portfolio management team will continue applying disciplined business cycle analysis to identify companies positioned to outperform. The Fund’s income overlay is designed to enhance the Fund’s income potential while contributing to total return through a differentiated equity investment approach.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Piper Sandler US Small-Cap PLUS Income ETF- NAV	S&P 500 TR Index	Russell 2000 Total Return
4/28/25	$10,000	$10,000	$10,000
6/30/25	$11,025	$11,252	$11,100
9/30/25	$11,413	$12,167	$12,476
12/31/25	$11,925	$12,490	$12,749
3/31/26	$11,603	$11,948	$12,862
6/30/26	$14,020	$13,764	$15,627
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 4/28/2025
Simplify Piper Sandler US Small-Cap PLUS Income ETF - NAV	27.16%	33.40%
Russell 2000 Total Return	40.78%	46.33%
S&P 500 TR Index	22.32%	31.32%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$6,874,190
Total number of portfolio holdings	156
Total advisory fee paid	$52,273
Portfolio turnover rate	225%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
Common Stocks	93.6%
U.S. Treasury Bills	5.0%
Money Market Funds	0.5%
Purchased Options	0.3%
Other Assets in Excess of Liabilities	0.6%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Tara India Opportunities ETF

IOPP

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Tara India Opportunities ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Tara India Opportunities ETF	$68	0.70%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned -5.22%, compared with -12.76% for its benchmark, the MSCI India Net Total Return USD Index, outperforming by 7.54%.

Indian equities were largely unchanged for most of the period, though the Iran conflict and related rupee weakness contributed to a sharp decline in recent months that has only partially reversed. The Fund’s focus on domestically driven companies, with less exposure to stocks influenced by external factors, contributed meaningfully to performance. In particular, its significant underweight to Information Technology and security selection within Consumer Discretionary and Health Care added value.

Looking ahead, India’s fundamental outlook remains constructive, supported by sustained economic growth and contained inflation. Improving IPO activity and more attractive valuations provide additional support, though Foreign Institutional Investor flows remain an important factor to monitor.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Tara India Opportunities ETF - NAV	MSCI INDIA INDEX
3/4/24	$10,000	$10,000
6/30/24	$11,229	$10,916
12/31/24	$11,513	$10,385
6/30/25	$11,782	$11,008
12/31/25	$11,631	$10,657
6/30/26	$11,167	$9,603
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since Inception 3/4/2024
Simplify Tara India Opportunities ETF - NAV	-5.22%	4.87%
MSCI INDIA INDEX	-12.76%	-1.73%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$7,132,994
Total number of portfolio holdings	27
Total advisory fee paid	$58,641
Portfolio turnover rate	42%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
Common Stocks	99.1%
Money Market Funds	1.3%
Liabilities in Excess of Other Assets	(0.4)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify National Muni Bond ETF

NMB

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify National Muni Bond ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify National Muni Bond ETF	$51	0.50%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 5.65%, compared with 7.03% for the Bloomberg Municipal Bond Index, underperforming by 1.38%.

The primary drivers of return were the Fund’s allocation to an actively managed municipal bond strategy and a risk-managed income-generating options strategy across a range of instruments, including equity, fixed income, and commodity indices, and ETFs. The municipal bond strategy performed strongly and contributed positively, while the options strategy detracted from returns.

Looking ahead, we expect the Fund’s municipal bond strategy performance to be influenced by changes in interest rates and municipal-to-Treasury ratios.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify National Muni Bond ETF- NAV	Bloomberg U.S. Aggregate Bond Index	S&P 500 TR Index	Bloomberg Municipal Bond Index
9/9/24	$10,000	$10,000	$10,000	$10,000
9/30/24	$10,095	$9,990	$10,540	$10,042
12/31/24	$9,843	$9,684	$10,794	$9,920
3/31/25	$9,289	$9,954	$10,333	$9,898
6/30/25	$10,280	$10,074	$11,464	$9,886
9/30/25	$10,562	$10,278	$12,395	$10,182
12/31/25	$10,590	$10,391	$12,724	$10,341
3/31/26	$10,395	$10,387	$12,173	$10,323
6/30/26	$10,860	$10,456	$14,023	$10,581
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 9/9/2024
Simplify National Muni Bond ETF - NAV	5.65%	4.68%
Bloomberg U.S. Aggregate Bond Index	3.79%	2.50%
S&P 500 TR Index	22.32%	20.60%
Bloomberg Municipal Bond Index	7.03%	3.18%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$48,667,044
Total number of portfolio holdings	37
Total advisory fee paid	$248,448
Portfolio turnover rate	424%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
Municipal Bonds	93.5%
Money Market Funds	8.7%
Liabilities in Excess of Other Assets	(2.2)%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 1, 2026, at https://www.simplify.us/resources or upon request at (855) 772-8488.

Effective November 1, 2025, the Board of Trustees approved a change to the Fund's non-fundamental investment objective. The Fund's investment objective was changed from "seeks income as a primary investment objective, with a secondary investment objective of capital appreciation" to "seeks to maximize total return."

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Gamma Emerging Market Bond ETF

GAEM

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Gamma Emerging Market Bond ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Gamma Emerging Market Bond ETF	$80	0.76%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 11.85%, compared with 11.74% for its benchmark, the J.P. Morgan EMBI Global Diversified Composite Index, outperforming by 0.11%.

The Fund’s modest outperformance reflected, in part, its narrower focus on Latin America, which outpaced the broader emerging market index. Positioning across sovereign, quasi-sovereign, and corporate issuers in Colombia, Panama, and Mexico also contributed meaningfully.

Looking ahead, the Fund will continue emphasizing careful credit selection. While spreads remain near the lower end of their historical range, country-specific factors remain important. Oil price volatility continues to affect countries differently, benefiting exporters while contributing to inflation pressures elsewhere. Several important elections are also approaching, including Brazil’s presidential election in October.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Gamma Emerging Market Bond ETF - NAV	J.P. Morgan EMBI Global Core Index (USD)	J.P. Morgan EMBI Global Diversified Composite Index - 081224
8/12/24	$10,000	$10,000	$10,000
9/30/24	$10,289	$10,377	$10,355
12/31/24	$10,395	$10,138	$10,154
3/31/25	$10,585	$10,347	$10,382
6/30/25	$10,942	$10,705	$10,727
9/30/25	$11,458	$11,200	$11,237
12/31/25	$11,725	$11,547	$11,606
3/31/26	$11,561	$11,325	$11,460
6/30/26	$12,240	$11,849	$11,991
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 8/12/2024
Simplify Gamma Emerging Market Bond ETF - NAV	11.85%	11.34%
J.P. Morgan EMBI Global Core Index (USD)	10.68%	9.43%
J.P. Morgan EMBI Global Diversified Composite Index - 081224	11.74%	10.14%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$41,096,897
Total number of portfolio holdings	80
Total advisory fee paid	$230,367
Portfolio turnover rate	95%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
Foreign Bonds	96.3%
Corporate Bonds	1.0%
U.S. Treasury Bills	0.8%
Money Market Funds	0.0%Footnote Reference†
Other Assets in Excess of Liabilities	1.9%
Total	100.0%
Footnote	Description
Footnote†	Less than 0.05%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's prospectus, dated November 1, 2025, which is available at https://www.simplify.us/resources or upon request at (855) 772-8488.

Effective November 1, 2025, the Fund updated its investment objective from "seeks income and capital appreciation" to "seeks to maximize total return."

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Kayne Anderson Energy and Infrastructure Credit ETF

KNRG

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Kayne Anderson Energy and Infrastructure Credit ETF (the "Fund") for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$78	0.75%

Management's Discussion of Fund Performance

For the year ended June 30, 2026, the Fund returned 8.10%, compared with 5.74% for the ICE BofA U.S. High Yield Index, outperforming by 2.36%.

The Fund’s outperformance reflected, in part, the generally higher yields available in the Energy and Infrastructure Credit sectors where it focuses. Security selection and allocations across a range of security types, including hybrid/preferred securities and high-yield bonds, also contributed positively.

Looking ahead, we believe the Fund remains well positioned to potentially benefit from long-term trends supporting energy demand and the infrastructure required to meet that demand. While the conflict in Iran remains a source of uncertainty, issuers in the portfolio are generally more dependent on infrastructure investment than energy prices themselves.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Kayne Anderson Energy and Infrastructure Credit ETF- NAV	Bloomberg U.S. Aggregate Bond Index	ICE BofA US High Yield Index
5/27/25	$10,000	$10,000	$10,000
6/30/25	$10,256	$10,191	$10,205
9/30/25	$10,636	$10,398	$10,450
12/31/25	$10,792	$10,512	$10,591
3/31/26	$10,767	$10,507	$10,533
6/30/26	$11,087	$10,577	$10,792
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	1 Year	Since inception 5/27/2025
Simplify Kayne Anderson Energy and Infrastructure Credit ETF - NAV	8.10%	9.90%
Bloomberg U.S. Aggregate Bond Index	3.79%	5.27%
ICE BofA US High Yield Index	5.74%	7.22%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$150,456,798
Total number of portfolio holdings	38
Total advisory fee paid	$413,332
Portfolio turnover rate	101%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
Corporate Bonds	93.9%
Term Loans	4.1%
Money Market Funds	2.3%
Liabilities in Excess of Other Assets	(0.3)%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's prospectus, dated November 1, 2025, which is available at https://www.simplify.us/resources or upon request at (855) 772-8488.

Effective November 1, 2025, the Fund updated its investment objective from "primarily seeks current income and secondarily seeks capital appreciation" to "seeks to maximize total return."

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

Simplify Ancorato Target 25 Distribution ETF

XXV

| NYSE Arca, Inc.

Annual Shareholder Report | June 30, 2026

This annual shareholder report contains important information about Simplify Ancorato Target 25 Distribution ETF (the "Fund") for the period of November 17, 2025 to June 30, 2026. You can find additional information about the Fund at www.simplify.us/resources. You can also request this information by contacting us at (855) 772-8488.

What were the Fund's costs since inception?

(based on a hypothetical $10,000 investment)

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Simplify Ancorato Target 25 Distribution ETF	$48Footnote Reference(1)	0.75%Footnote Reference(2)
Footnote	Description
Footnote(1)	Based on the period November 17, 2025 (commencement of operations) through June 30, 2026. Expenses would have been higher if based on the full reporting period.
Footnote(2)	Annualized

Management's Discussion of Fund Performance

Since its inception on November 17, 2025, the Fund returned 8.49%, compared with 22.61% for the Nasdaq-100 TOTAL RETURN Index (the "Index"), underperforming by 14.12%.

The strategy’s income generation continues to be driven by Treasury yields and premium capture from writing barrier options on individual stocks. The portfolio also benefited from its auto-call feature amid rising equity markets. The Fund lagged the Index because the Fund generated income by selling barrier options on a select group of approximately 20 stocks, which limited participation in broader market gains.

Looking ahead, we believe the Fund is well positioned for investors seeking higher income than traditional fixed income with lower risk than equities.

Fund Performance

Growth of an Assumed $10,000 Investment

Table Summary
	Simplify Ancorato Target 25 Distribution ETF- NAV	S&P 500 TR Index	NASDAQ 100 TOTAL RETURN Index
11/17/25	$10,000	$10,000	$10,000
12/31/25	$10,330	$10,276	$10,191
3/31/26	$9,895	$9,830	$9,598
6/30/26	$10,849	$11,325	$12,261
Table Summary
AVERAGE ANNUAL TOTAL RETURN Fund/Index	Since inception 11/17/2025
Simplify Ancorato Target 25 Distribution ETF - NAV	8.49%
S&P 500 TR Index	13.25%
NASDAQ 100 TOTAL RETURN Index	22.61%

The Fund's past performance is not a good predictor of future performance. The graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

The following table outlines key Fund statistics that you should pay attention to.

Table Summary
Fund net assets	$47,390,332
Total number of portfolio holdings	7
Total advisory fee paid	$189,326
Portfolio turnover rate	0%

Graphical Representation of Holdings

The table below shows the types of investments that make up the Fund as of the end of the reporting period.

Table Summary
Investment Categories	% of Net Assets
U.S. Treasury Bills	58.9%
U.S. Exchange-Traded Funds	46.5%
Money Market Funds	0.5%
Liabilities in Excess of Other Assets	(5.9)%
Total	100.0%

Availability of Additional Information

You can find additional information about the Fund, such as the prospectus, financial information, Fund holdings and proxy voting, at the website address or contact number included at the beginning of this shareholder report.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by the report there were no amendments to the Registrant’s code of ethics described in Item 2(a) above.

(d)	During the period covered by the report, the Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics described in Item 2(a) above.

(e)	Not Applicable

(f)	See Item 19(a)(1)

(2)	No applicable.

(3)	Not applicable

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of Trustees has determined that Zung T. Nguyen is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $606,450 for 2025 and $796,500 for 2026.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2025 and $0 for 2026.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax services in regard to the year-end audit, tax compliance, tax advice, and tax planning are $163,000 for 2025 and $199,700 for 2026.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2026.

(e)	(1)	The audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

(a)	Pre-Approval Requirements.

(i)	Pre-Approval Requirements. Before the Auditor is engaged by a Fund to render audit or non-audit services, either:

(A)	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to a Fund. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at each of its scheduled meetings; or

(B)	The engagement to render the audit service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Advisers. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter;

(ii)	De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to a Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to a Fund constitutes not more than 5 percent of the total amount of revenues paid by a Fund to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by a Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit;

(iii)	Pre-Approval of Non-Audit Services Provided to the Advisers and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (a) the Advisers and (b) any entity controlling, controlled by, or under common control with the Advisers that provides ongoing services to a Fund, if the Auditor’s engagement with the Advisers or any such control persons relates directly to the operations and financial reporting of a Fund.

Application of De Minimis Exception. The De Minimis exception set forth above under Section 5(d)(ii) applies to pre-approvals under this Section (iii) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the Auditor by a Fund and any other entity that has its services approved under this Section (i.e., the Advisers or any control person).

(e)	(2)	Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $163,000 for 2025 and $199,700 for 2026.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are Craig Enders, Zung T. Nguyen and Christina Stauffer.

(b)	Not applicable.

Item 6. Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this form or is included in the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	The following is a copy of the reports of the Funds’ Financial Statements and Financial Highlights.

The annual financial statements are attached herewith.

June 30, 2026

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Aggregate Bond ETF (AGGH)

Simplify Barrier Income ETF (SBAR)

Simplify Bond Bull ETF (RFIX)

Simplify China A Shares PLUS Income ETF (CAS)

Simplify Currency Strategy ETF (FOXY)

Simplify Enhanced Income ETF (HIGH)

Simplify Government Money Market ETF (SBIL)

Simplify Health Care ETF (PINK)

Simplify Hedged Equity ETF (HEQT)

Simplify High Yield ETF (CDX)

Simplify Interest Rate Hedge ETF (PFIX)

Simplify Intermediate Term Treasury Futures Strategy ETF (TYA)

Simplify MBS ETF (MTBA)

Simplify Next Intangible Core Index ETF (NXTI)

Simplify Short Term Treasury Futures Strategy ETF (TUA)

Simplify Target 15 Distribution ETF (XV)

Simplify Tax Aware Alternatives ETF (LQ)

Simplify Tax Aware Diversified Income Strategy ETF (DINE)

Simplify Treasury Option Income ETF (BUCK)

Simplify US Equity Income ETF (formerly, Simplify US Equity PLUS Upside Convexity ETF) (SPUC)

Simplify US Equity PLUS Bitcoin Strategy ETF (SPBC)

Simplify US Equity PLUS Convexity ETF (SPYC)

Simplify US Equity PLUS Downside Convexity ETF (SPD)

Simplify US Equity PLUS Managed Futures Strategy ETF (CTAP)

Simplify VettaFi Private Credit Strategy ETF (PCR)

Simplify Bitcoin Strategy ETF (formerly, Simplify Bitcoin Strategy PLUS Income ETF) (MAXI)

Simplify DBi CTA Managed Futures Index ETF (SDMF)

Simplify Gold Strategy ETF (formerly, Simplify Gold Strategy PLUS Income ETF) (YGLD)

Simplify Multi-QIS Alternative ETF (QIS)

Simplify Volatility Premium ETF (SVOL)

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Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Aggregate Bond ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 94.8%
Fixed Income Funds – 94.8%
iShares Core U.S. Aggregate Bond ETF(a)(b) (Cost $495,161,204)	5,041,755	$499,032,910

	Principal
U.S. Government Obligations – 4.7%
U.S. Treasury Inflation Indexed Note, 2.13%, 1/15/2035 (Cost $25,520,574)	$23,700,000	25,021,030

	Shares
Money Market Fund – 0.1%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(c) (Cost $663,864)	663,864	663,864

Total Investments – 99.6% (Cost $521,345,642)		$524,717,804
Other Assets in Excess of Liabilities – 0.4%		1,878,128
Net Assets – 100.0%		$526,595,932

	Number of Contracts	Notional Amount
Written Options – 0.0%†
Puts – Exchange-Traded – 0.0%†
U.S. Long Bond, August Strike Price $107, Expires 8/21/26	(350)	$(37,450,000)	(43,750)

Calls – Exchange-Traded – 0.0%†
U.S. Long Bond, August Strike Price $118, Expires 8/21/26	(350)	$(41,300,000)	$(76,563)

Total Written Options (Premiums Received $(195,155))			$(120,313)

At June 30, 2026, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. 2 Years Note (CBT)	850	$93,407,031	9/21/26	$288,491

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $163,317 have been pledged as collateral for options as of June 30, 2026.
(c)	Rate shown reflects the 7-day yield as of June 30, 2026.

See Notes to Financial Statements.

Simplify Aggregate Bond ETF

Schedule of Investments (Continued)

June 30, 2026

At June 30, 2026, over the counter interest rate swap contracts outstanding were as follows:

Rate Paid by Fund	Rate Received by the Fund(1)	Payment Frequency Paid/ received	Counterparty	Maturity Date	Notional Amount	Fair Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (depreciation)
3.62% (SOFR + 0.00%)	3.896	Annual/Annual	MSCS	12/15/2037	41,700,000	$488,164	$0	$488,164

(1)	The Fund pays the fixed rate and receives the floating rate.

Abbreviations:

MSCS	:	Morgan Stanley Capital Services LLC
SOFR	:	Secured Overnight Financing Rate

See Notes to Financial Statements.

Simplify Barrier Income ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 82.8%
Money Market ETFs – 82.8%
Simplify Government Money Market ETF(a)(b)(c) (Cost $326,150,064)	3,256,600	$325,855,396

	Principal
U.S. Treasury Bills – 19.0%
U.S. Treasury Bill, 3.72%, 7/21/2026(c)(d)	$8,200,000	8,183,617
U.S. Treasury Bill, 3.64%, 8/20/2026(c)(d)	24,470,000	24,346,139
U.S. Treasury Bill, 3.69%, 9/1/2026(c)(d)	7,000,000	6,956,299
U.S. Treasury Bill, 3.70%, 10/15/2026(c)(d)	15,880,000	15,707,562
U.S. Treasury Bill, 3.79%, 12/3/2026(c)(d)	19,660,000	19,339,610
Total U.S. Treasury Bills (Cost $74,546,574)		74,533,227

	Shares
Money Market Fund – 0.2%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(e) (Cost $692,023)	692,023	692,023

	Number of Contracts	Notional Amount
Purchased Options – 0.0%†
Puts – Exchange-Traded – 0.0%†
S&P 500 Index, July Strike Price $6,100, Expires 7/31/26	471	287,310,000	186,045
Total Purchased Options (Cost $537,516)			186,045

Total Investments – 102.0% (Cost $401,926,177)			$401,266,691
Liabilities in Excess of Other Assets – (2.0%)			(7,926,691)
Net Assets – 100.0%			$393,340,000

	Number of Contracts	Notional Amount
Written Options – (1.9%)
Puts - Over the Counter Barrier Options – (1.9%)
SPX/RTY/NDX WOF, Expires 4/16/2027, P100%/70% NC3 EKI (Counterparty: Nomura International)	(6,500,000)	$(4,550,000)	$(30,727)
SPX/RTY/NDX WOF, Expires 4/16/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(12,000,000)	(8,400,000)	(82,800)
SPX/RTY/NDX WOF, Expires 4/16/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(11,000,000)	(7,700,000)	(78,100)
SPX/RTY/NDX WOF, Expires 4/16/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(18,000,000)	(12,600,000)	(122,400)
SPX/RTY/NDX WOF, Expires 4/23/2027, P100%/70% NC3 EKI (Counterparty: Nomura International)	(11,000,000)	(7,700,000)	(113,316)
SPX/RTY/NDX WOF, Expires 4/23/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(16,000,000)	(11,200,000)	(166,400)

See Notes to Financial Statements.

Simplify Barrier Income ETF

Schedule of Investments (Continued)

June 30, 2026

	Number of Contracts	Notional Amount	Value
SPX/RTY/NDX WOF, Expires 4/23/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(6,000,000)	$(4,200,000)	$(61,800)
SPX/RTY/NDX WOF, Expires 4/23/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(7,000,000)	(4,900,000)	(68,600)
SPX/RTY/NDX WOF, Expires 4/23/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(6,000,000)	(4,200,000)	(57,600)
SPX/RTY/NDX WOF, Expires 4/30/2027, P100%/70% NC3 EKI (Counterparty: Nomura International)	(8,500,000)	(5,950,000)	(112,183)
SPX/RTY/NDX WOF, Expires 4/30/2027, P100%/70% NC3 EKI (Counterparty: Nomura International)	(8,500,000)	(5,950,000)	(115,998)
SPX/RTY/NDX WOF, Expires 4/30/2027, P100%/70% NC3 EKI (Counterparty: Nomura International)	(12,500,000)	(8,750,000)	(234,472)
SPX/RTY/NDX WOF, Expires 4/30/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(20,000,000)	(14,000,000)	(432,000)
SPX/RTY/NDX WOF, Expires 4/30/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(20,000,000)	(14,000,000)	(360,000)
SPX/RTY/NDX WOF, Expires 4/30/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(10,000,000)	(7,000,000)	(145,000)
SPX/RTY/NDX WOF, Expires 4/9/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(15,000,000)	(10,500,000)	(75,000)
SPX/RTY/NDX WOF, Expires 4/9/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(2,500,000)	(1,750,000)	(12,500)
SPX/RTY/NDX WOF, Expires 5/14/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(25,000,000)	(17,500,000)	(657,500)
SPX/RTY/NDX WOF, Expires 5/14/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(5,000,000)	(3,500,000)	(125,500)
SPX/RTY/NDX WOF, Expires 5/14/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(10,000,000)	(7,000,000)	(239,000)
SPX/RTY/NDX WOF, Expires 5/14/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(6,500,000)	(4,550,000)	(177,450)
SPX/RTY/NDX WOF, Expires 5/14/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(8,500,000)	(5,950,000)	(238,000)
SPX/RTY/NDX WOF, Expires 5/28/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(5,000,000)	(3,500,000)	(193,500)
SPX/RTY/NDX WOF, Expires 5/28/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(5,000,000)	(3,500,000)	(201,500)
SPX/RTY/NDX WOF, Expires 5/28/2027, P100%/70% NC3 EKI (Counterparty: Nomura International)	(12,000,000)	(8,400,000)	(292,355)
SPX/RTY/NDX WOF, Expires 5/7/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(18,000,000)	(12,600,000)	(507,600)
SPX/RTY/NDX WOF, Expires 5/7/2027, P100%/70% NC3 EKI (Counterparty: Nomura International)	(15,000,000)	(10,500,000)	(352,539)
SPX/RTY/NDX WOF, Expires 5/7/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(18,000,000)	(12,600,000)	(491,400)
SPX/RTY/NDX WOF, Expires 5/7/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(8,000,000)	(5,600,000)	(192,800)
SPX/RTY/NDX WOF, Expires 5/7/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(20,000,000)	(14,000,000)	(496,000)
SPX/RTY/NDX WOF, Expires 6/17/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(6,500,000)	(4,550,000)	(269,100)
SPX/RTY/NDX WOF, Expires 6/4/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(5,000,000)	(3,500,000)	(168,500)
SPX/RTY/NDX WOF, Expires 6/4/2027, P100%/70% NC3 EKI (Counterparty: HSBC Bank)	(10,000,000)	(7,000,000)	(373,000)
SPX/RTY/NDX WOF, Expires 6/4/2027, P100%/70% NC3 EKI (Counterparty: Citigroup Global Markets)	(10,000,000)	(7,000,000)	(241,762)
			(7,486,402)
Total Written Options (Premiums Received $(14,627,600))			$(7,486,402)

See Notes to Financial Statements.

Simplify Barrier Income ETF

Schedule of Investments (Continued)

June 30, 2026

†	Less than 0.05%
(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Securities with an aggregate market value of $37,208,312 have been pledged as collateral for options as of June 30, 2026.
(d)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(e)	Rate shown reflects the 7-day yield as of June 30, 2026.

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$369,298,116	$(43,073,688)	$(74,364)	$(294,668)	$325,855,396	3,256,600	$5,546,265	$—
	$—	$369,298,116	$(43,073,688)	$(74,364)	$(294,668)	$325,855,396	3,256,600	$5,546,265	$—

Abbreviations:

EKI	:	European Knock In. - Represents a knock-in option contract that begins to function as a normal option only once a certain price level is reached before expiration.

See Notes to Financial Statements.

Simplify Bond Bull ETF

Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 126.5%
U.S. Treasury Bill, 3.68%, 7/7/2026(a)	$4,570,000	$4,567,270
U.S. Treasury Bill, 3.72%, 7/21/2026(a)(b)	21,650,000	21,606,745
U.S. Treasury Bill, 3.70%, 8/11/2026(a)	500,000	497,943
U.S. Treasury Bill, 3.69%, 8/20/2026(a)	5,900,000	5,870,136
U.S. Treasury Bill, 3.70%, 9/1/2026(a)(b)	1,800,000	1,788,762
U.S. Treasury Bill, 3.71%, 10/15/2026(a)(b)	30,280,000	29,951,195
U.S. Treasury Bill, 3.79%, 12/3/2026(a)(b)	6,330,000	6,226,843
Total U.S. Treasury Bills (Cost $70,518,200)		70,508,894

	Shares
Money Market Fund – 0.1%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(c) (Cost $35,879)	35,879	35,879

	Notional Amount
Purchased Swaptions – (26.6)%
Calls – Over the Counter – (26.6)%
Interest Rate Swaption, pay semi annually a fixed rate of 3.00% and received quarterly a floating rate of SOFR, Expires 3/16/32 (counterparty: Bank of America)	325,000,000	(2,980,190)
Interest Rate Swaption, pay semi annually a fixed rate of 3.00% and received quarterly a floating rate of SOFR, Expires 3/16/32 (counterparty: Goldman Sachs International)	375,000,000	(4,360,590)
Interest Rate Swaption, pay semi annually a fixed rate of 3.00% and received quarterly a floating rate of SOFR, Expires 3/17/42 (counterparty: Morgan Stanley Capital Services LLC)	625,000,000	(6,543,543)
Interest Rate Swaption, pay semi annually a fixed rate of 3.00% and received quarterly a floating rate of SOFR, Expires 3/16/32 (counterparty: Nomura International)	75,000,000	(899,877)
		(14,784,200)
Total Purchased Swaptions (Cost $0)		(14,784,200)

Total Investments – 100.0% (Cost $70,554,079)		$55,760,573
Liabilities in Excess of Other Assets – 0.0%†		(22,043)
Net Assets – 100.0%		$55,738,530

†	Less than 0.05%
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $41,153,730 have been pledged as collateral for options as of June 30, 2026.
(c)	Rate shown reflects the 7-day yield as of June 30, 2026.

Abbreviations:

SOFR	:	Secured Overnight Financing Rate

See Notes to Financial Statements.

Simplify China A Shares PLUS Income ETF

Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 54.1%
U.S. Treasury Bill, 3.69%, 8/20/2026(a)(b)	$1,000,000	$994,938
U.S. Treasury Bill, 3.67%, 9/1/2026(a)(b)	1,900,000	1,888,138
U.S. Treasury Bill, 3.71%, 10/15/2026(a)(b)	1,780,000	1,760,671
U.S. Treasury Bill, 3.79%, 12/3/2026(a)(b)	2,800,000	2,754,370
Total U.S. Treasury Bills (Cost $7,399,789)		7,398,117

Shares
U.S. Exchange-Traded Funds – 41.5%
Money Market ETFs – 41.5%
Simplify Government Money Market ETF(b)(c)(d) (Cost $5,670,003)	56,600	5,663,396

	Number of Contracts	Notional Amount
Purchased Options – 0.6%
Calls – Exchange-Traded – 0.6%
S&P 500 Index, July Strike Price $7,650, Expires 7/17/26	4	3,060,000	8,440
S&P 500 Index, July Strike Price $7,700, Expires 7/17/26	3	2,310,000	3,405
S&P 500 Index, July Strike Price $7,850, Expires 7/17/26	6	4,710,000	840
S&P 500 Index, July Strike Price $7,900, Expires 7/31/26	3	2,370,000	2,025
S&P 500 Index, August Strike Price $7,950, Expires 8/21/26	6	4,770,000	10,650
S&P 500 Index, August Strike Price $8,000, Expires 8/21/26	3	2,400,000	3,840
S&P 500 Index, September Strike Price $7,950, Expires 9/18/26	7	5,565,000	32,095
S&P 500 Index, September Strike Price $8,100, Expires 9/18/26	6	4,860,000	13,500
			74,795
Total Purchased Options (Cost $147,945)			74,795

	Shares
Money Market Fund – 0.1%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(e) (Cost $17,374)	17,374	17,374

Total Investments – 96.3% (Cost $13,235,111)		$13,153,682
Other Assets in Excess of Liabilities – 3.7%		511,117
Net Assets – 100.0%		$13,664,799

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $7,753,466 have been pledged as collateral for options and swaps as of June 30, 2026.
(c)	Affiliated fund managed by Simplify Asset Management Inc.
(d)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(e)	Rate shown reflects the 7-day yield as of June 30, 2026.

See Notes to Financial Statements.

Simplify China A Shares PLUS Income ETF

Schedule of Investments (Continued)

June 30, 2026

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$10,322,572	$(4,646,317)	$(6,252)	$(6,607)	$5,663,396	56,600	$182,052	$—
	$—	$10,322,572	$(4,646,317)	$(6,252)	$(6,607)	$5,663,396	56,600	$182,052	$—

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
ECSI 2000 Net Total Return Index	7/15/2026	(9.37)% (SOFR - 13.00%)(c)	UBS	286,843	$1,063
ECSI 300 Net Total Return Index	7/15/2026	(0.12)% (SOFR - 3.75%)(c)	UBS	1,265,225	19,665
ECSI 905 Net Total Return Index	7/15/2026	(2.67)% (SOFR - 6.30%)(c)	UBS	1,603,557	115,375
TRS SBAR 335 Net Total Return Index(d)	5/14/2027	5.03% (SOFR + 1.40%)(c)	BOFA	3,878,848	37,958
TRS SBAR 335 Net Total Return Index(d)	6/15/2027	4.58% (SOFR + 0.95%)(c)	BNP	2,457,655	24,478
ECSI 300 Net Total Return Index	7/15/2026	(2.37)% (SOFR - 6.00%)(c)	UBS	511,474	8,363
ECSI 852 Net Total Return Index	7/15/2026	(10.87)% (SOFR - 14.50%)(c)	UBS	814,283	27,713
ECSI 2000 Net Total Return Index	7/15/2026	(16.37)% (SOFR - 20.00%)(c)	UBS	769,185	4,793
ECSI 300 Net Total Return Index	1/15/2027	(1.57)% (SOFR - 5.20%)(c)	UBS	2,020,512	31,875
ECSI 905 Net Total Return Index	1/15/2027	(4.97)% (SOFR - 8.60%)(c)	UBS	1,700,470	119,795
ECSI 852 Net Total Return Index	1/15/2027	(8.77)% (SOFR - 12.40%)(c)	UBS	896,223	29,187
ECSI 2000 Net Total Return Index	1/15/2027	(15.87)% (SOFR - 19.50%)(c)	UBS	1,301,937	12,315
ECSI 300 Net Total Return Index	8/21/2026	(2.17)% (SOFR - 5.80%)(c)	UBS	882,137	14,361
ECSI 905 Net Total Return Index	8/21/2026	(4.57)% (SOFR - 8.20%)(c)	UBS	553,107	40,142
ECSI 852 Net Total Return Index	8/21/2026	(8.27)% (SOFR - 11.90%)(c)	UBS	317,699	10,514
ECSI 2000 Net Total Return Index	8/21/2026	(10.57)% (SOFR - 14.20%)(c)	UBS	394,896	1,634
					$499,231

(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.
(d)	Based on Simplify Barrier Income ETF.

Abbreviations:

BNP	:	BNP Paribas
BOFA	:	Bank of America
SOFR	:	Secured Overnight Financing Rate
UBS	:	UBS AG

See Notes to Financial Statements.

Simplify Currency Strategy ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 71.1%
Money Market ETFs – 71.1%
Simplify Government Money Market ETF(a)(b) (Cost $259,646,283)	2,592,600	$259,415,556

	Principal
U.S. Treasury Bills – 24.3%
U.S. Treasury Bill, 3.68%, 7/7/2026(d)	$1,400,000	1,399,164
U.S. Treasury Bill, 3.69%, 8/20/2026(d)	6,110,000	6,079,073
U.S. Treasury Bill, 3.69%, 9/1/2026(c)(d)	22,800,000	22,657,658
U.S. Treasury Bill, 3.71%, 10/15/2026(c)(d)	33,470,000	33,106,555
U.S. Treasury Bill, 3.79%, 12/3/2026(c)(d)	26,040,000	25,615,639
Total U.S. Treasury Bills (Cost $88,873,924)		88,858,089

	Shares
Money Market Fund – 0.1%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(e) (Cost $447,769)	447,769	447,769

Total Investments – 95.5% (Cost $348,967,976)		$348,721,414
Other Assets in Excess of Liabilities – 4.5%		16,466,258
Net Assets – 100.0%		$365,187,672

(e)	Rate shown reflects the 7-day yield as of June 30, 2026.
(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Securities with an aggregate market value of $44,789,896 have been pledged as collateral for forward foreign currency contracts as of June 30, 2026.
(d)	Represents a zero coupon bond. Rate shown reflects the effective yield.

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$264,400,728	$(4,749,941)	$(4,504)	$(230,727)	$259,415,556	2,592,600	$2,254,020	$—
	$—	$264,400,728	$(4,749,941)	$(4,504)	$(230,727)	$259,415,556	2,592,600	$2,254,020	$—

As of June 30, 2026, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
BNP Paribas	9/16/2026	AUD	231,500,000	USD	160,051,530	$525	$–
BNP Paribas	9/16/2026	AUD	134,500,000	USD	92,517,076	–	(471,521)
BNP Paribas	9/16/2026	AUD	221,000,000	USD	155,866,659	3,074,987	–
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	AUD	220,000,000	USD	155,157,882	3,057,575	–

See Notes to Financial Statements.

Simplify Currency Strategy ETF

Schedule of Investments (Continued)

June 30, 2026

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
BNP Paribas	9/16/2026	BRL	16,549,571	USD	3,148,000	$2,542	$–
Citigroup Global Markets	9/16/2026	CAD	290,040,000	USD	208,063,725	2,830,046	–
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	CAD	186,490,000	USD	131,827,782	–	(133,426)
BNP Paribas	9/16/2026	CHF	165,050,000	USD	210,312,355	4,239,738	–
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	CHF	15,290,000	USD	19,047,785	–	(42,492)
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	CHF	3,510,000	USD	4,401,861	19,462	–
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	CHF	75,000,000	USD	93,092,314	–	(548,681)
BNP Paribas	9/16/2026	CLP	18,345,286,000	USD	20,000,000	81,019	–
State Street Bank & Trust Co.	9/16/2026	CLP	37,837,800,000	USD	42,000,000	916,398	–
State Street Bank & Trust Co.	9/16/2026	CLP	53,522,400,000	USD	58,000,000	–	(113,659)
Citigroup Global Markets	9/16/2026	CNH	21,364,628	USD	3,171,000	7,088	–
Citigroup Global Markets	9/16/2026	CNH	191,414,908	USD	28,439,400	92,554	–
Nomura Securities & Co.	9/16/2026	CNH	34,403,929	USD	5,119,000	24,084	–
State Street Bank & Trust Co.	9/16/2026	CNH	31,623,512	USD	4,676,000	–	(7,161)
State Street Bank & Trust Co.	9/16/2026	CNH	17,292,832	USD	2,556,000	–	(4,915)
Citigroup Global Markets	9/16/2026	EUR	157,420,000	USD	179,617,007	–	(850,567)
Citigroup Global Markets	9/16/2026	EUR	103,000,000	USD	117,336,261	–	(743,780)
Citigroup Global Markets	9/16/2026	EUR	8,060,000	USD	9,267,807	27,757	–
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	EUR	133,000,000	USD	152,426,113	–	(46,173)
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	GBP	81,000,000	USD	106,903,719	–	(538,726)
Citigroup Global Markets	9/16/2026	JPY	28,100,000,000	USD	174,791,470	854,971	–
Nomura Securities & Co.	9/16/2026	JPY	9,300,000,000	USD	57,539,240	–	(26,933)
Nomura Securities & Co.	9/16/2026	JPY	859,200,000	USD	5,360,197	41,825	–
Nomura Securities & Co.	9/16/2026	JPY	28,100,000,000	USD	174,812,882	876,383	–
Citigroup Global Markets	9/16/2026	KRW	26,336,397,450	USD	17,105,000	76,965	–
State Street Bank & Trust Co.	9/16/2026	KRW	13,575,826,969	USD	8,857,000	79,427	–
The Bank of New York Mellon	9/16/2026	KRW	24,527,382,835	USD	16,184,000	325,600	–
The Bank of New York Mellon	9/16/2026	KRW	153,513,572,976	USD	100,501,200	1,245,618	–
The Bank of New York Mellon	9/16/2026	KRW	18,008,330,030	USD	11,696,000	52,552	–
Citigroup Global Markets	9/16/2026	NOK	274,910,000	USD	27,860,302	118,279	–
Citigroup Global Markets	9/16/2026	NOK	1,967,810,000	USD	206,525,595	7,947,770	–
Citigroup Global Markets	9/16/2026	PLN	313,056,469	USD	85,282,900	2,067,486	–
State Street Bank & Trust Co.	9/16/2026	PLN	63,987,601	USD	17,000,000	–	(8,927)
BNP Paribas	9/16/2026	SEK	1,953,250,000	USD	209,437,231	7,098,667	–
BNP Paribas	9/16/2026	SGD	181,721,879	USD	141,968,000	715,671	–
BNP Paribas	9/16/2026	SGD	8,311,680	USD	6,500,000	39,335	–
Nomura Securities & Co.	9/16/2026	SGD	29,284,399	USD	22,960,000	197,251	–
Nomura Securities & Co.	9/16/2026	SGD	12,438,064	USD	9,695,000	26,899	–
Citigroup Global Markets	9/16/2026	TWD	950,970,000	USD	30,000,000	9,344	–
Citigroup Global Markets	9/16/2026	TWD	1,419,292,407	USD	44,912,000	151,902	–
BNP Paribas	9/16/2026	USD	11,042,214	AUD	16,000,000	19,626	–
BNP Paribas	9/16/2026	USD	155,527,954	AUD	221,000,000	–	(2,736,282)
BNP Paribas	9/16/2026	USD	103,230,600	AUD	150,000,000	474,155	–
BNP Paribas	9/16/2026	USD	137,791,380	AUD	200,000,000	481,627	–

See Notes to Financial Statements.

Simplify Currency Strategy ETF

Schedule of Investments (Continued)

June 30, 2026

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	USD	154,831,380	AUD	220,000,000	$–	$(2,731,073)
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	USD	69,492,600	BRL	368,581,801	561,099	–
Morgan Stanley Capital Services	9/16/2026	USD	25,000,000	BRL	129,587,500	–	(370,234)
State Street Bank & Trust Co.	9/16/2026	USD	8,731,000	BRL	46,018,089	15,328	–
Citigroup Global Markets	9/16/2026	USD	92,916,045	CAD	131,290,000	–	(14,619)
Citigroup Global Markets	9/16/2026	USD	6,213,791	CAD	8,750,000	–	(22,250)
Citigroup Global Markets	9/16/2026	USD	105,785,105	CAD	150,000,000	355,606	–
Citigroup Global Markets	9/16/2026	USD	218,615,422	CAD	309,000,000	34,443	–
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	USD	131,980,675	CAD	186,490,000	–	(19,467)
BNP Paribas	9/16/2026	USD	209,708,600	CHF	165,050,000	–	(3,635,983)
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	USD	157,256,484	CHF	123,530,000	–	(3,023,521)
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	USD	113,278,500	CHF	90,930,000	251,843	–
BNP Paribas	9/16/2026	USD	4,722,000	COP	16,792,777,770	99,240	–
Citigroup Global Markets	9/16/2026	USD	2,602,000	COP	9,135,569,960	20,840	–
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	USD	28,127,400	COP	103,072,857,300	1,465,024	–
Morgan Stanley Capital Services	9/16/2026	USD	4,224,000	COP	14,721,273,600	2,507	–
State Street Bank & Trust Co.	9/16/2026	USD	2,673,000	COP	9,397,920,510	25,162	–
Citigroup Global Markets	9/16/2026	USD	156,489,219	EUR	134,220,000	–	(2,618,314)
Citigroup Global Markets	9/16/2026	USD	156,421,761	EUR	134,260,000	–	(2,505,000)
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	USD	107,413,768	GBP	81,000,000	28,677	–
BNP Paribas	9/16/2026	USD	85,542,100	INR	8,227,772,792	807,800	–
Nomura Securities & Co.	9/16/2026	USD	22,000,000	INR	2,090,805,200	–	(57,146)
The Bank of New York Mellon	9/16/2026	USD	6,000,000	INR	569,759,400	–	(20,415)
The Bank of New York Mellon	9/16/2026	USD	22,000,000	INR	2,108,700,000	130,659	–
The Bank of New York Mellon	9/16/2026	USD	16,507,000	INR	1,567,704,455	–	(54,051)
Citigroup Global Markets	9/16/2026	USD	93,200,730	JPY	15,000,000,000	–	(352,065)
Nomura Securities & Co.	9/16/2026	USD	156,644,078	JPY	24,896,580,000	–	(2,536,464)
Citigroup Global Markets	9/16/2026	USD	23,756,442	NOK	236,230,000	82,261	–
Citigroup Global Markets	9/16/2026	USD	3,518,725	NOK	34,280,000	–	(59,424)
Citigroup Global Markets	9/16/2026	USD	48,000,000	PLN	180,439,872	–	(36,198)
Citigroup Global Markets	9/16/2026	USD	35,000,000	PLN	130,059,475	–	(428,113)
State Street Bank & Trust Co.	9/16/2026	USD	17,000,000	PLN	63,917,708	–	(9,651)
BNP Paribas	9/16/2026	USD	46,639,344	SEK	450,650,000	43,811	–
BNP Paribas	9/16/2026	USD	87,752,456	SEK	850,000,000	299,651	–
BNP Paribas	9/16/2026	USD	212,515,886	SEK	2,058,000,000	673,806	–
BNP Paribas	9/16/2026	USD	5,280,789	SEK	50,370,000	–	(62,925)
BNP Paribas	9/16/2026	USD	70,984,200	SGD	90,737,399	–	(454,064)
Citigroup Global Markets	9/16/2026	USD	74,918,200	TWD	2,373,858,085	–	(54,049)
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	USD	2,500,000	ZAR	41,380,940	10,010	–
Merrill Lynch Pierce Fenner & Smith, Inc.	9/16/2026	USD	50,000,000	ZAR	827,464,250	190,828	–
State Street Bank & Trust Co.	9/16/2026	USD	55,850,000	ZAR	923,748,489	181,063	–

See Notes to Financial Statements.

Simplify Currency Strategy ETF

Schedule of Investments (Continued)

June 30, 2026

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
State Street Bank & Trust Co.	9/16/2026	USD	23,000,000	ZAR	380,835,796	$100,048	$–
BNP Paribas	9/17/2026	MXN	1,190,549,349	USD	67,756,000	126,595	–
Morgan Stanley Capital Services	9/17/2026	MXN	572,157,537	USD	32,555,000	53,472	–
State Street Bank & Trust Co.	9/17/2026	MXN	319,761,995	USD	18,200,000	35,853	–
BNP Paribas	9/17/2026	USD	37,756,000	MXN	654,538,696	–	(574,793)
BNP Paribas	9/17/2026	USD	30,000,000	MXN	523,017,750	–	(289,867)
Morgan Stanley Capital Services	9/17/2026	USD	6,500,000	MXN	114,277,381	–	(8,449)
Morgan Stanley Capital Services	9/17/2026	USD	26,054,600	MXN	457,951,960	–	(40,543)
State Street Bank & Trust Co.	9/17/2026	USD	18,200,000	MXN	321,178,647	44,620	–
Total unrealized appreciation (depreciation)						$42,915,374	$(26,251,921)

Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

See Notes to Financial Statements.

Simplify Enhanced Income ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 89.5%
Money Market ETFs – 89.5%
Simplify Government Money Market ETF(a)(b) (Cost $63,522,652)	634,861	$63,524,192

	Principal
U.S. Treasury Bills – 9.2%
U.S. Treasury Bill, 3.69%, 9/1/2026(c)	$3,000,000	2,981,271
U.S. Treasury Bill, 3.71%, 10/15/2026(c)	1,200,000	1,186,969
U.S. Treasury Bill, 3.79%, 12/3/2026(c)	2,400,000	2,360,888
Total U.S. Treasury Bills (Cost $6,530,116)		6,529,128

	Number of Contracts	Notional Amount
Purchased Options – 0.6%
Calls – Exchange-Traded – 0.6%
S&P 500 Index, July Strike Price $7,650, Expires 7/17/26	30	22,950,000	63,300
S&P 500 Index, July Strike Price $7,700, Expires 7/17/26	22	16,940,000	24,970
S&P 500 Index, July Strike Price $7,850, Expires 7/17/26	56	43,960,000	7,840
S&P 500 Index, July Strike Price $7,900, Expires 7/31/26	25	19,750,000	16,875
S&P 500 Index, August Strike Price $7,950, Expires 8/21/26	35	27,825,000	62,125
S&P 500 Index, August Strike Price $8,000, Expires 8/21/26	23	18,400,000	29,440
S&P 500 Index, September Strike Price $7,950, Expires 9/18/26	35	27,825,000	160,475
S&P 500 Index, September Strike Price $8,100, Expires 9/18/26	32	25,920,000	72,000
			437,025
Total Purchased Options (Cost $1,050,764)			437,025

	Shares
Money Market Fund – 0.2%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(d) (Cost $111,275)	111,275	111,275

Total Investments – 99.5% (Cost $71,214,807)		$70,601,620
Other Assets in Excess of Liabilities – 0.5%		366,202
Net Assets – 100.0%		$70,967,822

(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(d)	Rate shown reflects the 7-day yield as of June 30, 2026.

See Notes to Financial Statements.

Simplify Enhanced Income ETF

Schedule of Investments (Continued)

June 30, 2026

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
TRS SBAR Net Total Return Index(c)	5/14/2027	5.08% (SOFR + 1.40%)(d)	BOFA	23,144,697	$226,490
TRS SBAR Net Total Return Index(c)	6/15/2027	4.63% (SOFR + 0.95%)(d)	BNP	13,741,812	136,867
					$363,357

(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Based on Simplify Barrier Income ETF.
(d)	Payments made quarterly.

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$169,569,399	$(106,089,063)	$42,316	$1,540	$63,524,192	634,861	$3,993,891	$—
	$—	$169,569,399	$(106,089,063)	$42,316	$1,540	$63,524,192	634,861	$3,993,891	$—

Abbreviations:

BNP	:	BNP Paribas
BOFA	:	Bank of America
SOFR	:	Secured Overnight Financing Rate

See Notes to Financial Statements.

Simplify Government Money Market ETF

Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Government Agency Mortgage Backed Securities – 59.3%
Federal Agricultural Mortgage Corp., 3.71%, 8/4/2026	$20,000,000	$19,994,948
Federal Agricultural Mortgage Corp., 1.05%, 10/5/2026	15,000,000	14,889,454
Federal Agricultural Mortgage Corp., 4.60%, 12/15/2026	39,472,000	39,550,172
Federal Agricultural Mortgage Corp., 3.74%, 12/16/2026	10,000,000	10,000,376
Federal Agricultural Mortgage Corp., 4.20%, 1/19/2027	30,000,000	30,011,573
Federal Agricultural Mortgage Corp., 1.60%, 2/10/2027	10,000,000	9,856,966
Federal Agricultural Mortgage Corp., 3.76%, 3/24/2027	15,000,000	15,000,830
Federal Agricultural Mortgage Corp., 3.77%, 4/6/2027	15,000,000	15,001,114
Federal Agricultural Mortgage Corp., 3.74%, 4/9/2027	10,000,000	10,000,712
Federal Agricultural Mortgage Corp., 3.79%, 4/16/2027	15,000,000	15,000,733
Federal Agricultural Mortgage Corp., 3.74%, 5/3/2027	20,000,000	20,001,517
Federal Agricultural Mortgage Corp., 3.75%, 5/13/2027	20,000,000	20,001,390
Federal Agricultural Mortgage Corp., 3.75%, 5/17/2027	15,000,000	15,001,181
Federal Agricultural Mortgage Corp., 3.75%, 5/19/2027	15,000,000	15,001,231
Federal Agricultural Mortgage Corp., 3.78%, 6/4/2027	10,000,000	10,000,554
Federal Agricultural Mortgage Corp., 3.78%, 6/15/2027	10,000,000	10,000,824
Federal Agricultural Mortgage Corp., 4.38%, 7/29/2027	205,000	205,719
Federal Agricultural Mortgage Corp., 3.77%, 8/27/2027	15,000,000	15,006,495
Federal Agricultural Mortgage Corp., 3.77%, 9/3/2027	20,000,000	20,002,047
Federal Agricultural Mortgage Corp., 3.77%, 9/3/2027	10,000,000	10,001,048
Federal Agricultural Mortgage Corp., 3.78%, 10/12/2027	10,000,000	10,001,221
Federal Agricultural Mortgage Corp., 3.77%, 10/14/2027	10,000,000	10,003,680
Federal Agricultural Mortgage Corp., 3.77%, 11/5/2027	10,000,000	10,001,228
Federal Agricultural Mortgage Corp., 3.78%, 11/18/2027	10,000,000	10,001,281
Federal Agricultural Mortgage Corp., 3.80%, 11/18/2027	10,000,000	10,001,295
Federal Agricultural Mortgage Corp., 3.79%, 11/24/2027	10,000,000	9,996,905
Federal Agricultural Mortgage Corp., 3.81%, 12/9/2027	10,000,000	10,000,861
Federal Agricultural Mortgage Corp., 3.90%, 12/13/2027	6,000,000	6,010,142
Federal Agricultural Mortgage Corp., 3.81%, 1/7/2028	15,000,000	15,002,129
Federal Agricultural Mortgage Corp., 3.80%, 2/10/2028	10,000,000	10,001,347
Federal Agricultural Mortgage Corp., 3.80%, 2/23/2028	10,000,000	10,001,454
Federal Agricultural Mortgage Corp., 3.82%, 2/28/2028	10,000,000	10,001,627
Federal Agricultural Mortgage Corp., 3.80%, 4/12/2028	10,000,000	10,001,667
Federal Agricultural Mortgage Corp., 3.80%, 4/17/2028	10,000,000	10,001,620
Federal Agricultural Mortgage Corp., 3.81%, 4/21/2028	10,000,000	10,001,651
Federal Agricultural Mortgage Corp., 3.83%, 6/29/2028	10,000,000	9,995,659
Federal Agricultural Mortgage Corp. Discount Notes, 3.70%, 7/29/2026(a)	40,000,000	39,884,000
Federal Agricultural Mortgage Corp. Discount Notes, 3.80%, 10/13/2026(a)	50,000,000	49,460,416
Federal Agricultural Mortgage Corp. Discount Notes, 3.80%, 11/13/2026(a)	15,000,000	14,787,783
Federal Farm Credit Banks Funding Corp., 2.63%, 8/3/2026	445,000	444,471
Federal Farm Credit Banks Funding Corp., 0.60%, 8/18/2026	1,500,000	1,493,568
Federal Farm Credit Banks Funding Corp., 3.10%, 8/24/2026	160,000	159,804
Federal Farm Credit Banks Funding Corp., 4.88%, 8/28/2026	190,000	190,279
Federal Farm Credit Banks Funding Corp., 0.74%, 9/2/2026	1,500,000	1,491,905
Federal Farm Credit Banks Funding Corp., 5.13%, 9/9/2026	600,000	601,287
Federal Farm Credit Banks Funding Corp., 1.43%, 11/23/2026	600,000	593,970
Federal Farm Credit Banks Funding Corp., 0.74%, 11/24/2026	4,000,000	3,947,199
Federal Farm Credit Banks Funding Corp., 0.78%, 2/16/2027	9,600,000	9,411,390
Federal Farm Credit Banks Funding Corp., 1.30%, 3/30/2027	3,529,000	3,458,762
Federal Farm Credit Banks Funding Corp., 1.20%, 4/28/2027	1,500,000	1,465,518

See Notes to Financial Statements.

Simplify Government Money Market ETF

Schedule of Investments (Continued)

June 30, 2026

	Principal	Value
U.S. Government Agency Mortgage Backed Securities (continued)
Federal Farm Credit Banks Funding Corp., 3.73%, 5/19/2027	$15,000,000	$14,951,447
Federal Farm Credit Discount Notes, 3.73%, 8/18/2026(a)	20,000,000	19,900,639
Federal Farm Credit Discount Notes, 3.72%, 8/24/2026(a)	20,000,000	19,888,472
Federal Farm Credit Discount Notes, 3.79%, 9/11/2026(a)	60,000,000	59,552,875
Federal Farm Credit Discount Notes, 3.79%, 9/14/2026(a)	50,000,000	49,612,083
Federal Farm Credit Discount Notes, 3.78%, 9/15/2026(a)	20,000,000	19,842,792
Federal Farm Credit Discount Notes, 3.83%, 10/6/2026(a)	40,000,000	39,597,111
Federal Home Loan Bank Discount Notes, 3.65%, 7/1/2026(a)	3,000,000	2,999,700
Federal Home Loan Bank Discount Notes, 3.68%, 7/2/2026(a)	50,000,000	49,990,000
Federal Home Loan Bank Discount Notes, 3.74%, 7/6/2026(a)	25,000,000	24,985,000
Federal Home Loan Bank Discount Notes, 3.71%, 7/8/2026(a)	52,400,000	52,358,080
Federal Home Loan Bank Discount Notes, 3.69%, 7/9/2026(a)	50,000,000	49,955,000
Federal Home Loan Bank Discount Notes, 3.66%, 7/10/2026(a)	100,000,000	99,900,000
Federal Home Loan Bank Discount Notes, 3.70%, 7/14/2026(a)	50,000,000	49,930,000
Federal Home Loan Bank Discount Notes, 3.67%, 7/15/2026(a)	50,000,000	49,925,000
Federal Home Loan Bank Discount Notes, 3.68%, 7/17/2026(a)	50,000,000	49,915,000
Federal Home Loan Bank Discount Notes, 3.66%, 7/20/2026(a)	16,270,000	16,237,460
Federal Home Loan Bank Discount Notes, 3.70%, 7/21/2026(a)	50,000,000	49,895,000
Federal Home Loan Bank Discount Notes, 3.70%, 7/22/2026(a)	50,000,000	49,890,000
Federal Home Loan Bank Discount Notes, 3.68%, 7/28/2026(a)	50,000,000	49,860,000
Federal Home Loan Bank Discount Notes, 3.69%, 7/29/2026(a)	2,600,000	2,592,460
Federal Home Loan Bank Discount Notes, 3.71%, 7/30/2026(a)	20,000,000	19,940,000
Federal Home Loan Bank Discount Notes, 3.74%, 7/31/2026(a)	52,800,000	52,636,320
Federal Home Loan Bank Discount Notes, 3.70%, 8/4/2026(a)	50,000,000	49,822,569
Federal Home Loan Bank Discount Notes, 3.71%, 8/7/2026(a)	50,000,000	49,807,361
Federal Home Loan Bank Discount Notes, 3.71%, 8/12/2026(a)	21,000,000	20,908,446
Federal Home Loan Bank Discount Notes, 3.70%, 8/13/2026(a)	50,000,000	49,776,944
Federal Home Loan Bank Discount Notes, 3.70%, 8/14/2026(a)	50,000,000	49,771,875
Federal Home Loan Bank Discount Notes, 3.69%, 8/18/2026(a)	30,000,000	29,850,958
Federal Home Loan Bank Discount Notes, 3.71%, 8/21/2026(a)	100,000,000	99,472,778
Federal Home Loan Bank Discount Notes, 3.70%, 8/25/2026(a)	50,000,000	49,716,111
Federal Home Loan Bank Discount Notes, 3.71%, 8/26/2026(a)	40,000,000	39,768,833
Federal Home Loan Bank Discount Notes, 3.72%, 8/28/2026(a)	70,000,000	69,581,264
Federal Home Loan Bank Discount Notes, 3.74%, 8/31/2026(a)	20,000,000	19,874,278
Federal Home Loan Bank Discount Notes, 3.64%, 9/3/2026(a)	80,000,000	79,469,166
Federal Home Loan Bank Discount Notes, 3.70%, 9/4/2026(a)	50,000,000	49,663,125
Federal Home Loan Bank Discount Notes, 3.69%, 9/10/2026(a)	20,000,000	19,853,000
Federal Home Loan Bank Discount Notes, 3.75%, 9/16/2026(a)	37,000,000	36,705,387
Federal Home Loan Bank Discount Notes, 3.73%, 9/21/2026(a)	50,000,000	49,576,354
Federal Home Loan Bank Discount Notes, 3.76%, 9/22/2026(a)	50,000,000	49,571,250
Federal Home Loan Bank Discount Notes, 3.77%, 9/23/2026(a)	36,200,000	35,885,890
Federal Home Loan Bank Discount Notes, 3.72%, 9/24/2026(a)	30,000,000	29,736,625
Federal Home Loan Bank Discount Notes, 3.78%, 9/28/2026(a)	50,000,000	49,540,625
Federal Home Loan Bank Discount Notes, 3.73%, 9/30/2026(a)	4,000,000	3,962,433
Federal Home Loan Bank Discount Notes, 3.73%, 10/14/2026(a)	10,000,000	9,891,056
Federal Home Loan Bank Discount Notes, 3.72%, 10/16/2026(a)	15,000,000	14,833,500
Federal Home Loan Bank Discount Notes, 3.72%, 11/6/2026(a)	20,000,000	19,731,608
Federal Home Loan Bank Discount Notes, 3.77%, 11/12/2026(a)	20,000,000	19,719,125
Federal Home Loan Bank Discount Notes, 3.74%, 11/27/2026(a)	10,000,000	9,843,958
Federal Home Loan Bank Discount Notes, 3.72%, 11/30/2026(a)	20,000,000	19,681,675

See Notes to Financial Statements.

Simplify Government Money Market ETF

Schedule of Investments (Continued)

June 30, 2026

	Principal	Value
U.S. Government Agency Mortgage Backed Securities (continued)
Federal Home Loan Bank Discount Notes, 3.75%, 12/1/2026(a)	$1,500,000	$1,475,777
Federal Home Loan Bank Discount Notes, 3.73%, 12/22/2026(a)	10,000,000	9,816,493
Federal Home Loan Bank Discount Notes, 3.74%, 12/24/2026(a)	30,000,000	29,443,187
Federal Home Loan Bank Discount Notes, 3.73%, 12/31/2026(a)	20,000,000	19,614,111
Federal Home Loan Bank Discount Notes, 3.79%, 1/21/2027(a)	20,000,000	19,567,792
Federal Home Loan Bank Discount Notes, 3.94%, 1/22/2027(a)	20,000,000	19,565,683
Federal Home Loan Bank Discount Notes, 3.83%, 2/18/2027(a)	10,000,000	9,753,732
Federal Home Loan Banks, 1.11%, 7/27/2026	1,500,000	1,497,030
Federal Home Loan Banks, 1.00%, 7/29/2026	19,425,000	19,382,405
Federal Home Loan Banks, 1.13%, 8/25/2026	2,000,000	1,991,731
Federal Home Loan Banks, 4.63%, 9/11/2026	2,950,000	2,953,695
Federal Home Loan Banks, 1.00%, 9/22/2026	1,000,000	993,495
Federal Home Loan Banks, 1.00%, 9/25/2026	2,000,000	1,986,461
Federal Home Loan Banks, 1.25%, 10/27/2026	1,300,000	1,288,808
Federal Home Loan Banks, 1.25%, 10/28/2026	750,000	743,478
Federal Home Loan Banks, 3.80%, 11/20/2026	20,000,000	19,986,746
Federal Home Loan Banks, 1.75%, 11/24/2026	2,500,000	2,477,088
Federal Home Loan Banks, 1.88%, 11/24/2026	1,000,000	991,394
Federal Home Loan Banks, 1.00%, 11/27/2026	2,000,000	1,975,187
Federal Home Loan Banks, 1.50%, 12/30/2026	500,000	493,835
Federal Home Loan Banks, 1.63%, 12/30/2026	2,000,000	1,976,748
Federal Home Loan Banks, 2.02%, 1/25/2027	375,000	370,587
Federal Home Loan Banks, 1.70%, 1/28/2027	5,000,000	4,934,106
Federal Home Loan Banks, 3.84%, 4/9/2027	10,000,000	9,988,675
Federal Home Loan Mortgage Corporation, 3.71%, 7/23/2026(a)	3,795,000	3,786,272
Federal Home Loan Mortgage Corporation, 3.82%, 9/22/2027	144,000,000	144,104,435
Federal National Mortgage Association, 3.68%, 7/28/2026(a)	55,000,000	54,846,000
Federal National Mortgage Association, 3.75%, 8/10/2026(a)	4,000,000	3,983,372
Federal National Mortgage Association, 3.66%, 8/11/2026(a)	30,000,000	29,872,250
Federal National Mortgage Association, 0.60%, 8/25/2026	1,000,000	995,093
Federal National Mortgage Association, 1.88%, 9/24/2026	21,065,000	20,966,416
Federal National Mortgage Association, 0.88%, 12/18/2026	2,000,000	1,971,091
Federal National Mortgage Association, 3.88%, 4/15/2027	20,000,000	19,944,876
Total U.S. Government Agency Mortgage Backed Securities (Cost $2,987,574,940)		2,987,051,685

	Shares
Repurchase Agreements – 16.0%
Nomura, 3.62%, dated 06/30/2026, due at 07/24/2026 in the amount of $51,031,517 (fully collateralized by: U.S. Treasury Bond, 1.02%)	50,000,000	50,000,000
Nomura, 3.62%, dated 06/30/2026, due at 07/10/2026 in the amount of $51,654,054 (fully collateralized by: U.S. Treasury Bond, 1.03%)	50,000,000	50,000,000
Barclays, 3.70%, dated 06/30/2026, due at 07/01/2026 in the amount of $718,080,005 (fully collateralized by: U.S. Treasury Bond, 1.02%)	704,000,005	704,000,005
(Cost $804,000,005)		804,000,005

	Principal
U.S. Treasury Bills – 13.4%
U.S. Treasury Bill, 3.66%, 7/2/2026(a)	30,000,000	29,997,008
U.S. Treasury Bill, 3.68%, 7/9/2026(a)	50,000,000	49,959,778
U.S. Treasury Bill, 3.64%, 7/16/2026(a)	50,000,000	49,925,000
U.S. Treasury Bill, 3.67%, 7/23/2026(a)	60,000,000	59,867,890

See Notes to Financial Statements.

Simplify Government Money Market ETF

Schedule of Investments (Continued)

June 30, 2026

	Principal	Value
U.S. Treasury Bills (continued)
U.S. Treasury Bill, 3.68%, 8/4/2026(a)	$56,000,000	$55,809,666
U.S. Treasury Bill, 3.71%, 8/11/2026(a)	50,000,000	49,794,302
U.S. Treasury Bill, 3.65%, 8/20/2026(a)	53,000,000	52,731,728
U.S. Treasury Bill, 3.68%, 8/27/2026(a)	50,000,000	49,709,458
U.S. Treasury Bill, 3.71%, 9/8/2026(a)	50,000,000	49,649,130
U.S. Treasury Bill, 3.72%, 9/17/2026(a)	50,000,000	49,605,463
U.S. Treasury Bill, 3.72%, 9/29/2026(a)	50,000,000	49,542,813
U.S. Treasury Bill, 3.74%, 10/6/2026(a)	50,000,000	49,502,842
U.S. Treasury Bill, 3.72%, 10/15/2026(a)	2,000,000	1,978,282
U.S. Treasury Bill, 3.84%, 10/20/2026(a)	50,000,000	49,419,563
U.S. Treasury Bill, 3.84%, 10/27/2026(a)	30,000,000	29,628,792
Total U.S. Treasury Bills (Cost $677,141,830)		677,121,715

U.S. Government Obligations – 10.9%
U.S. Treasury Floating Rate Note, 3.87%, 1/31/2027	50,000,000	50,015,243
U.S. Treasury Floating Rate Note, 3.94%, 4/30/2027	63,000,000	63,074,405
U.S. Treasury Floating Rate Note, 3.93%, 7/31/2027	100,000,000	100,129,038
U.S. Treasury Floating Rate Note, 3.97%, 10/31/2027	70,000,000	70,113,399
U.S. Treasury Floating Rate Note, 3.87%, 1/31/2028	50,000,000	50,023,447
U.S. Treasury Floating Rate Note, 3.88%, 4/30/2028	15,000,000	15,004,101
U.S. Treasury Floating Rate Note - When Issued, 3.96%, 7/31/2026	125,000,000	125,005,876
U.S. Treasury Note, 4.13%, 10/31/2026	25,000,000	25,015,928
U.S. Treasury Note, 4.25%, 12/31/2026	50,000,000	50,070,410
Total U.S. Government Obligations (Cost $548,159,649)		548,451,847

Total Investments – 99.6% (Cost $5,016,876,424)		$5,016,625,252
Other Assets in Excess of Liabilities – 0.4%		20,832,944
Net Assets – 100.0%		$5,037,458,196

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.

See Notes to Financial Statements.

Simplify Health Care ETF

Schedule of Investments

June 30, 2026

	Shares	Value
Common Stocks – 96.4%
Consumer Discretionary – 5.0%
Warby Parker, Inc., Class A*	587,066	$17,811,583

Health Care – 84.4%
10X Genomics, Inc., Class A*	292,938	11,231,243
Abbott Laboratories	20,546	1,864,344
AbbVie, Inc.	64,461	16,220,966
Abivax SA, ADR*	220	29,317
agilon health, Inc.*	8,429	903,420
Align Technology, Inc.*	66,847	11,274,415
Amgen, Inc.	20,974	7,595,105
AstraZeneca PLC	34,188	6,482,729
Benitec Biopharma, Inc.*	1,005,557	13,454,353
Biohaven Ltd.*	1,040,255	15,478,994
Boston Scientific Corp.*	15,014	640,798
Bristol-Myers Squibb Co.	1,100	63,382
Cardinal Health, Inc.	26,924	6,396,065
Cooper Cos., Inc. (The)*	13,182	945,281
CVS Health Corp.	69,556	7,195,568
Cypherpunk Technologies, Inc.*	27,979	17,132
Danaher Corp.	42,834	8,159,020
Edwards Lifesciences Corp.*	18,668	1,688,707
Elevance Health, Inc.	25,295	9,782,335
Eli Lilly & Co.	14,715	17,649,613
Embecta Corp.	2,930	9,552
Establishment Labs Holdings, Inc.*	60,540	5,194,937
EyePoint, Inc.*	361,446	5,168,678
Fulcrum Therapeutics, Inc.*	153,794	562,886
GE HealthCare Technologies, Inc.	52,040	3,331,080
Gilead Sciences, Inc.	81,325	10,274,601
Guardant Health, Inc.*	27,571	4,136,477
HealthEquity, Inc.*	404	36,489
ICON PLC*	1,499	260,391
Insmed, Inc.*	13,547	1,444,381
Intuitive Surgical, Inc.*	7,492	2,979,419
Jazz Pharmaceuticals PLC*	68,560	16,520,903
Johnson & Johnson	66,415	16,867,418
Neurocrine Biosciences, Inc.*	3,315	558,694
Novo Nordisk A/S, ADR	504,918	24,205,769
Pacira BioSciences, Inc.*	83,083	2,107,816
Praxis Precision Medicines, Inc.*	372	124,542
Quest Diagnostics, Inc.	49,715	10,537,094
Regeneron Pharmaceuticals, Inc.	78	48,636
Sarepta Therapeutics, Inc.*	7,693	138,243
Stryker Corp.	2,250	708,390
Syndax Pharmaceuticals, Inc.*	808	17,663
Teleflex, Inc.	1,469	186,210
TG Therapeutics, Inc.*	21,269	1,168,519
Thermo Fisher Scientific, Inc.	23,079	11,570,887
United Therapeutics Corp.*	45,411	24,605,042
UnitedHealth Group, Inc.	41,094	17,079,899

Simplify Health Care ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Value
Common Stocks (continued)
Health Care (continued)
Vertex Pharmaceuticals, Inc.*	10,456	$5,193,809
Zimmer Biomet Holdings, Inc.	4,395	378,366
		302,489,578
Industrials – 0.1%
Fluor Corp.*	6,233	326,547
Veralto Corp.	768	68,106
		394,653
Materials – 6.9%
PureCycle Technologies, Inc.*	3,048,190	24,720,821

Total Common Stocks (Cost $307,325,908)		345,416,635

Money Market Fund – 0.4%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(a) (Cost $1,570,904)	1,570,904	1,570,904

Total Investments – 96.8% (Cost $308,896,812)		$346,987,539
Other Assets in Excess of Liabilities – 3.2%		11,625,992
Net Assets – 100.0%		$358,613,531

*	Non Income Producing
(a)	Rate shown reflects the 7-day yield as of June 30, 2026.

Abbreviations:

ADR	:	American Depositary Receipt

Simplify Hedged Equity ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 100.7%
Equity Funds – 100.7%
iShares Core S&P 500 ETF(a)(b) (Cost $257,940,996)	421,626	$315,751,495

	Number of Contracts	Notional Amount
Purchased Options – 0.7%
Puts – Exchange-Traded – 0.7%
S&P 500 Index, July Strike Price $6,675, Expires 7/17/26(c)	140	$93,450,000	43,050
S&P 500 Index, August Strike Price $7,125, Expires 8/21/26(c)	139	99,037,500	781,875
S&P 500 Index, September Strike Price $7,110, Expires 9/18/26(c)	141	100,251,000	1,237,980
			2,062,905
Total Purchased Options (Cost $4,917,249)			2,062,905

	Shares
Money Market Fund – 0.0%†
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(d) (Cost $130,501)	130,501	130,501

Total Investments – 101.4% (Cost $262,988,746)		$317,944,901
Liabilities in Excess of Other Assets – -1.4%		(4,269,570)
Net Assets – 100.0%		$313,675,331

	Number of Contracts	Notional Amount
Written Options – -1.3%
Puts – Exchange-Traded – -0.1%
S&P 500 Index, July Strike Price $5,625, Expires 7/17/26	(140)	$(78,750,000)	$(9,450)
S&P 500 Index, August Strike Price $6,000, Expires 8/21/26	(139)	(83,400,000)	(113,980)
S&P 500 Index, September Strike Price $5,975, Expires 9/18/26	(141)	(84,247,500)	(246,750)
			(370,180)
Calls – Exchange-Traded – -1.2%
S&P 500 Index, July Strike Price $7,360, Expires 7/17/26	(140)	$(103,040,000)	$(2,565,500)
S&P 500 Index, August Strike Price $7,920, Expires 8/21/26	(139)	(110,088,000)	(293,985)
S&P 500 Index, September Strike Price $7,860, Expires 9/18/26	(141)	(110,826,000)	(936,945)
			(3,796,430)
Total Written Options (Premiums Received $(4,655,820))			$(4,166,610)

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $184,241,918 have been pledged as collateral for options as of June 30, 2026.
(c)	Held in connection with Written Options.
(d)	Rate shown reflects the 7-day yield as of June 30, 2026.

See Notes to Financial Statements.

Simplify High Yield ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 74.9%
Fixed Income Funds – 24.9%
Simplify Short Term Treasury Futures Strategy ETF(a)	4,787,000	$97,774,475

Money Market ETFs – 50.0%
Simplify Government Money Market ETF(a)(b),(c)	1,966,744	196,792,404
Total U.S. Exchange-Traded Funds (Cost $296,983,666)		294,566,879

	Principal
U.S. Treasury Bills – 25.5%
U.S. Treasury Bill, 3.72%, 7/21/2026(c)(d)	$20,500,000	20,459,043
U.S. Treasury Bill, 3.69%, 8/20/2026(c)(d)	6,000,000	5,969,629
U.S. Treasury Bill, 3.69%, 9/1/2026(c)(d)	23,500,000	23,353,288
U.S. Treasury Bill, 3.71%, 10/15/2026(c)(d)	18,600,000	18,398,026
U.S. Treasury Bill, 3.77%, 12/3/2026(c)(d)	32,760,000	32,226,126
Total U.S. Treasury Bills (Cost $100,426,076)		100,406,112

	Shares
Money Market Fund – 0.3%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(e) (Cost $1,351,063)	1,351,063	1,351,063

Total Investments – 100.7% (Cost $398,760,805)		$396,324,054
Liabilities in Excess of Other Assets – -0.7%		(2,780,903)
Net Assets – 100.0%		$393,543,151

(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Securities with an aggregate market value of $102,959,649 have been pledged as collateral for swaps as of June 30, 2026.
(d)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(e)	Rate shown reflects the 7-day yield as of June 30, 2026.

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Bond Bull ETF	$—	$1,485,030	$(1,420,620)	$(64,410)	$—	$—	—	$13,100	$—
Simplify Government Money Market ETF	—	385,645,103	(188,724,089)	(128,808)	198	196,792,404	1,966,744	9,595,182	—
Simplify Intermediate Term Treasury Futures Strategy ETF	1,416,450	690,109	(2,212,626)	123,938	(17,871)	—	—	19,008	—
Simplify Short Term Treasury Futures Strategy ETF	—	115,360,000	(14,940,592)	(227,948)	(2,416,985)	97,774,475	4,787,000	935,950	—
	$1,416,450	$503,180,242	$(207,297,927)	$(297,228)	$(2,434,658)	$294,566,879	6,753,744	$10,563,240	$—

See Notes to Financial Statements.

Simplify High Yield ETF

Schedule of Investments (Continued)

June 30, 2026

At June 30, 2026, centrally cleared credit default swap contracts outstanding were as follows:

Reference Entity	Maturity Date	Buy/Sell Protection	(Pay)/ Receive Financing Rate(1)	Counterparty	Notional Amount(2)	Fair Value	Premium (Paid)/ Received	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.46	06/20/2031	Buy(3)	1.00%	MSCS	200,000,000	$(4,435,189)	$(3,212,308)	$(1,222,881)
CDX.NA.HY.46	06/20/2031	Buy(3)	5.00%	MSCS	34,700,000	(2,812,038)	(1,331,179)	(1,480,859)
						$(7,247,227)	$(4,543,487)	$(2,703,740)

(1)	Payments received quarterly.
(2)	The maximum amount of future payments (undiscounted) that the Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
iShares iBoxx $ High Yield Corporate Bond ETF	10/15/2026	3.13% (SOFR - 0.55%)(c)	NOM	111,949,523	$(232,088)
iShares iBoxx $ High Yield Corporate Bond ETF	7/20/2027	3.13% (SOFR - 0.55%)(c)	CITI	127,555,026	(328,894)
iShares iBoxx $ High Yield Corporate Bond ETF	5/14/2027	3.08% (SOFR - 0.60%)(c)	MSCS	153,651,507	(308,722)
TRSUB0013*	11/13/2026	3.98% (SOFR + 0.30%)(c)	UBS	85,682,598	1,268,674
TRSUB0014*	11/13/2026	3.63% (SOFR - 0.05%)(c)	UBS	(80,287,511)	(2,344,712)
					$(1,945,742)

*	The aggregate market value of the constituents of the swap reference index have been shown below for derivative based indices.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

U.S. Treasury Bills with a market value of $1,229,600 have been pledged as collateral by the broker for total return swaps as of June 30, 2026.

Abbreviations:

CITI	:	Citigroup, NA
MSCS	:	Morgan Stanley Capital Services LLC
NOM	:	Nomura International
SOFR	:	Secured Overnight Financing Rate
UBS	:	UBS AG

See Notes to Financial Statements.

Simplify High Yield ETF

Schedule of Investments (Continued)

June 30, 2026

*	The following table shows the top 50 positions and related Market Value of the securities within the TRSUB0013 basket.

	Shares	Market Value	% of basket
Common Stocks
Communication Services
Fox Corp., Class A	17,269	$900,751	1.04%

Consumer Discretionary
Airbnb, Inc., Class A	6,068	868,344	1.00%
Booking Holdings Inc.	4,987	888,936	1.02%
Expedia Group, Inc.	3,438	879,719	1.01%
Home Depot, Inc. (The)	2,597	915,864	1.05%
Lowe’s Cos, Inc.	3,946	869,976	1.00%
Williams-Sonoma, Inc.	3,726	868,486	1.00%
		5,291,325
Consumer Staples
Monster Beverage Corp.	8,993	864,407	0.99%

Energy
Texas Pacific Land Corp.	2,278	996,852	1.15%

Financials
Arthur J Gallagher & Co.	3,905	896,400	1.03%
Fiserv, Inc.	17,813	873,727	1.00%
Marsh & McLennan Cos., Inc.	5,143	857,108	0.98%
Mastercard, Inc., Class A	1,726	886,626	1.02%
Moody’s Corp.	1,898	859,539	0.99%
S&P Global, Inc.	2,106	857,504	0.99%
Visa, Inc., Class A	2,565	880,029	1.01%
		6,110,933
Health Care
AbbVie, Inc.	3,589	903,137	1.04%
Agilent Technologies, Inc.	6,652	883,528	1.01%
Amgen, Inc.	2,428	879,242	1.01%
Merck & Co., Inc.	7,045	905,253	1.04%
Mettler-Toledo International, Inc.	728	930,601	1.07%
Waters Corp.	2,359	884,635	1.02%
		5,386,396
Industrials
AMETEK, Inc.	3,599	870,846	1.00%
CH Robinson Worldwide, Inc.	4,711	887,311	1.02%
Eaton Corp PLC	2,079	885,879	1.02%
Fastenal Co.	18,477	887,454	1.02%
Hubbell, Inc.	1,652	864,429	0.99%
Illinois Tool Works, Inc.	3,220	870,989	1.00%
Ingersoll Rand, Inc.	10,994	901,370	1.04%
Jacobs Solutions, Inc.	6,969	878,096	1.01%
Lennox International, Inc.	1,609	921,984	1.06%
Parker-Hannifin Corp.	889	869,709	1.00%
Trane Technologies PLC	1,776	872,431	1.00%
TransDigm Group, Inc.	649	864,864	0.99%
WW Grainger, Inc.	638	868,026	1.00%
		11,443,388

See Notes to Financial Statements.

Simplify High Yield ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Market Value	% of basket
Common Stocks (continued)
Information Technology
Amphenol Corp., Class A	5,309	$936,101	1.08%
Applied Materials, Inc.	1,438	1,039,747	1.20%
Arista Networks, Inc.	5,195	882,448	1.01%
Autodesk, Inc.	4,463	867,726	1.00%
F5, Inc.	2,163	899,722	1.03%
International Business Machines Corp.	3,180	894,296	1.03%
KLA Corp.	3,446	1,039,744	1.19%
Lam Research Corp.	2,269	983,233	1.13%
Teledyne Technologies, Inc.	1,375	916,773	1.05%
		8,459,790
Materials
Corteva, Inc.	10,650	901,984	1.04%
International Flavors & Fragrances, Inc.	11,278	893,416	1.03%
PPG Industries, Inc.	7,158	868,253	1.00%
Solstice Advanced Materials, Inc.	9,951	881,662	1.01%
		3,545,315
Real Estate
Welltower, Inc.	3,871	878,553	1.01%

Utilities
NRG Energy, Inc.	6,121	893,967	1.03%

Other Components	289,559	42,230,047	48.54%

Total		$87,001,724	100.00%

*	The following table shows the top 50 positions and related Market Value of the securities within the TRSUB0014 basket.

	Shares	Market Value	% of basket
Common Stocks
Communication Services
AT&T, Inc.	(42,863)	$(887,257)	1.07%
Iridium Communications, Inc.	(17,868)	(980,078)	1.19%
Nexstar Media Group, Inc.	(4,725)	(843,778)	1.02%
NIQ Global Intelligence PLC	(97,536)	(911,961)	1.10%
Sirius XM Holdings, Inc.	(28,101)	(830,093)	1.01%
ZoomInfo Technologies, Inc.	(291,168)	(853,123)	1.03%
		(5,306,290)
Consumer Discretionary
Bath & Body Works, Inc.	(38,082)	(880,845)	1.07%
Bright Horizons Family Solutions, Inc.	(11,985)	(849,468)	1.03%
Flutter Entertainment PLC	(8,064)	(823,903)	1.00%
Ford Motor Co.	(61,207)	(850,783)	1.03%
H&R Block, Inc.	(21,998)	(837,681)	1.01%
Newell Brands, Inc.	(154,114)	(946,263)	1.14%
Norwegian Cruise Line Holdings Ltd.	(39,253)	(828,630)	1.00%
Penn Entertainment, Inc.	(38,491)	(822,168)	0.99%
RH	(5,567)	(917,051)	1.11%
Under Armour, Inc., Class C	(140,653)	(874,864)	1.06%
		(8,631,656)

See Notes to Financial Statements.

Simplify High Yield ETF
Schedule of Investments (Continued)

June 30, 2026

	Shares	Market Value	% of basket
Common Stocks (continued)
Consumer Staples
BellRing Brands, Inc.	(70,015)	$(905,991)	1.10%
Coty, Inc., Class A	(402,585)	(869,583)	1.05%
Dollar General Corp.	(7,152)	(823,280)	0.99%
elf Beauty, Inc.	(12,428)	(919,686)	1.11%
Flowers Foods, Inc.	(104,512)	(825,645)	1.00%
		(4,344,185)
Health Care
Acadia Healthcare Co, Inc.	(32,154)	(949,516)	1.15%
Avantor, Inc.	(83,676)	(828,394)	1.00%
Certara, Inc.	(146,123)	(957,108)	1.16%
DENTSPLY SIRONA, Inc.	(77,359)	(820,783)	0.99%
Elanco Animal Health, Inc.	(34,041)	(837,744)	1.01%
Envista Holdings Corp.	(31,238)	(823,115)	1.00%
Perrigo Co PLC	(83,147)	(863,898)	1.05%
Sarepta Therapeutics, Inc.	(45,716)	(821,525)	0.99%
Ultragenyx Pharmaceutical, Inc.	(27,436)	(916,096)	1.11%
		(7,818,179)
Industrials
Alaska Air Group, Inc.	(16,035)	(837,009)	1.01%
American Airlines Group, Inc.	(48,889)	(883,421)	1.07%
Builders FirstSource, Inc.	(10,417)	(932,098)	1.13%
Clarivate PLC	(408,842)	(883,100)	1.07%
CNH Industrial NV	(78,986)	(887,008)	1.07%
Fortune Brands Innovations, Inc.	(19,411)	(1,065,676)	1.29%
KBR, Inc.	(23,767)	(820,676)	0.99%
ManpowerGroup, Inc.	(24,460)	(826,000)	1.00%
Owens Corning	(6,357)	(1,010,554)	1.22%
TransUnion	(11,963)	(862,996)	1.05%
		(9,008,538)
Information Technology
BILL Holdings, Inc.	(24,437)	(883,637)	1.07%
CCC Intelligent Solutions Holdings, Inc.	(180,152)	(929,585)	1.12%
Crane NXT Co.	(17,346)	(887,417)	1.07%
DXC Technology Co.	(93,936)	(831,337)	1.01%
GoDaddy, Inc., Class A	(10,529)	(893,709)	1.08%
RingCentral, Inc., Class A	(22,277)	(868,373)	1.05%
		(5,294,058)
Materials
FMC Corp.	(71,603)	(823,436)	1.00%
Scotts Miracle-Gro Co/The	(12,428)	(846,484)	1.02%
Silgan Holdings, Inc.	(18,676)	(866,385)	1.05%
Sonoco Products Co.	(15,536)	(875,445)	1.06%
		(3,411,750)

Other Components	(1,450,068)	(38,858,335)	47.00%

Total		$(82,672,991)	100.00%

See Notes to Financial Statements.

Simplify Interest Rate Hedge ETF

Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 73.5%
U.S. Treasury Bill, 3.72%, 7/21/2026(a)(b)	$30,960,000	$30,898,145
U.S. Treasury Bill, 3.64%, 8/20/2026(a)(b)	36,410,000	36,225,702
U.S. Treasury Bill, 3.70%, 9/1/2026(a)(b)	14,450,000	14,359,788
U.S. Treasury Bill, 3.71%, 10/15/2026(a)(b)	9,350,000	9,248,470
U.S. Treasury Bill, 3.79%, 12/3/2026(a)(b)	39,050,000	38,413,620
Total U.S. Treasury Bills (Cost $129,161,069)		129,145,725

	Shares
U.S. Exchange-Traded Funds – 21.4%
Money Market ETFs – 21.4%
Simplify Government Money Market ETF(c) (Cost $37,642,868)	376,291	37,651,677

Money Market Fund – 0.4%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(d) (Cost $665,178)	665,178	665,178

	Notional Amount
Purchased Swaptions – -10.6%
Puts – Over the Counter – -10.6%
Interest Rate Swaption, pay semi annually a fixed rate of 5.00% and received quarterly a floating rate of SOFR, Expires 6/16/2032 (counterparty: Bank of America)	152,000,000	(976,535)
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 6/16/2032 (counterparty: Barclays Bank PLC)(e)	65,000,000	(1,197,309)
Interest Rate Swaption, pay semi annually a fixed rate of 4.80% and received quarterly a floating rate of SOFR, Expires 6/16/2032 (counterparty: Citigroup Global Markets)	15,000,000	(97,324)
Interest Rate Swaption, pay semi annually a fixed rate of 5.00% and received quarterly a floating rate of SOFR, Expires 6/16/2032 (counterparty: Citigroup Global Markets)	120,000,000	(40,766)
Interest Rate Swaption, pay semi annually a fixed rate of 4.80% and received quarterly a floating rate of SOFR, Expires 6/16/2032 (counterparty: Goldman Sachs International)	398,000,000	(1,442,993)
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/14/2050 (counterparty: Goldman Sachs International)	315,000,000	(2,839,920)
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 6/21/2052 (counterparty: Goldman Sachs International)	130,000,000	(2,002,683)
Interest Rate Swaption, pay semi annually a fixed rate of 5.00% and received quarterly a floating rate of SOFR, Expires 6/21/2052 (counterparty: Goldman Sachs International)	607,000,000	(4,061,117)
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 6/16/2032 (counterparty: J&P Morgan Chase & Co.)	135,000,000	(2,455,803)
Interest Rate Swaption, pay semi annually a fixed rate of 4.75% and received quarterly a floating rate of SOFR, Expires 6/21/2052 (counterparty: J&P Morgan Chase & Co.)	362,000,000	(1,776,771)
Interest Rate Swaption, pay semi annually a fixed rate of 5.00% and received quarterly a floating rate of SOFR, Expires 6/21/2052 (counterparty: J&P Morgan Chase & Co.)	178,000,000	(1,541,077)

See Notes to Financial Statements.

Simplify Interest Rate Hedge ETF

Schedule of Investments (Continued)

June 30, 2026

	Notional Amount	Value
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/13/2030 (counterparty: Morgan Stanley Capital Services LLC)	1,045,000,000	$1,397,223
Interest Rate Swaption, pay semi annually a fixed rate of 4.75% and received quarterly a floating rate of SOFR, Expires 6/16/2032 (counterparty: Morgan Stanley Capital Services LLC)	40,000,000	(581,731)
Interest Rate Swaption, pay semi annually a fixed rate of 5.00% and received quarterly a floating rate of SOFR, Expires 6/16/2032 (counterparty: Morgan Stanley Capital Services LLC)(e)	234,000,000	(968,806)
		(18,585,612)
Total Purchased Swaptions (Cost $–)		(18,585,612)

Total Investments – 84.7% (Cost $167,469,115)	$148,876,968
Other Assets in Excess of Liabilities – 15.3%	26,928,806
Net Assets – 100.0%	$175,805,774

	Notional Amount
Written Swaption – 16.3%
Puts – Over the Counter – 16.3%
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/1/2030 (counterparty: Citigroup Global Markets)	(130,000,000)	2,317,716
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/1/2030 (counterparty: Goldman Sachs International)	(695,000,000)	11,764,781
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/6/2050 (counterparty: Goldman Sachs International)	(200,000,000)	5,088,310
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/1/2050 (counterparty: J&P Morgan Chase & Co.)	(250,000,000)	1,538,592
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/1/2030 (counterparty: Morgan Stanley Capital Services LLC)	(100,000,000)	2,781,348
Interest Rate Swaption, pay semi annually a fixed rate of 4.50% and received quarterly a floating rate of SOFR, Expires 5/2/2030 (counterparty: Morgan Stanley Capital Services LLC)	(315,000,000)	5,189,990
		28,680,737
Total Written Swaption (Cost $–)		28,680,737

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $113,093,545 have been pledged as collateral for purchased swaptions as of June 30, 2026.
(c)	Affiliated fund managed by Simplify Asset Management Inc.
(d)	Rate shown reflects the 7-day yield as of June 30, 2026.

See Notes to Financial Statements.

Simplify Interest Rate Hedge ETF

Schedule of Investments (Continued)

June 30, 2026

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$104,863,941	$(67,233,709)	$12,636	$8,809	$37,651,677	376,291	$1,338,416	$—
	$—	$104,863,941	$(67,233,709)	$12,636	$8,809	$37,651,677	376,291	$1,338,416	$—

See Notes to Financial Statements.

Simplify Interest Rate Hedge ETF

Schedule of Investments (Continued)

June 30, 2026

At June 30, 2026, over the counter interest rate swap contracts outstanding were as follows:

Rate Paid by Fund	Rate Received by the Fund(1)	Payment Frequency Paid/ received	Counterparty	Maturity Date	Notional Amount	Fair Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (depreciation)
2.11	4.39% (1 Day SOFR + 0.00%)	Annual/Annual	MSCS	05/15/2048	10,000	$2,678	$0	$2,678

(1)	The Fund pays the fixed rate and receives the floating rate.

Abbreviations:

MSCS	:	Morgan Stanley Capital Services LLC
SOFR	:	Secured Overnight Financing Rate

See Notes to Financial Statements.

Simplify Intermediate Term Treasury Futures Strategy ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 99.2%
Money Market ETFs – 99.2%
Simplify Government Money Market ETF(a)(b) (Cost $65,673,982)	656,500	$65,689,390

Money Market Fund – 0.1%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(c) (Cost $76,080)	76,080	76,080

Total Investments – 99.3% (Cost $65,750,062)		$65,765,470
Other Assets in Excess of Liabilities – 0.7%		490,991
Net Assets – 100.0%		$66,256,461

(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Rate shown reflects the 7-day yield as of June 30, 2026.

At June 30, 2026, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. 2 Years Note (CBT)	1,803	$198,132,797	9/21/26	$605,294

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$165,090,968	$(99,471,149)	$54,163	$15,408	$65,689,390	656,500	$2,421,095	$—
	$—	$165,090,968	$(99,471,149)	$54,163	$15,408	$65,689,390	656,500	$2,421,095	$—

Simplify MBS ETF

Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Government Agency Mortgage Backed Securities – 101.3%
Federal National Mortgage Association, 3.50%, 7/15/2056 (TBA)	$13,100,000	$11,919,169
Federal National Mortgage Association, 4.00%, 7/15/2056 (TBA)	78,200,000	73,226,821
Federal National Mortgage Association, 4.50%, 7/15/2056 (TBA)	218,900,000	210,236,730
Federal National Mortgage Association, 5.00%, 7/15/2056 (TBA)	377,800,000	371,838,890
Federal National Mortgage Association, 5.50%, 7/15/2056 (TBA)	418,750,000	420,629,216
Federal National Mortgage Association, 6.50%, 7/15/2056 (TBA)	122,800,000	127,046,320
Federal National Mortgage Association, 7.00%, 7/15/2056 (TBA)	44,700,000	47,192,105
Federal National Mortgage Association, 6.00%, 8/15/2056 (TBA)	298,250,000	303,971,022
Total U.S. Government Agency Mortgage Backed Securities (Cost $1,562,324,559)		1,566,060,273

	Shares
U.S. Exchange-Traded Funds – 94.6%
Money Market ETFs – 94.6%
Simplify Government Money Market ETF(a)(b) (Cost $1,462,079,408)	14,608,438	1,461,720,306

	Principal
U.S. Treasury Bills – 5.3%
U.S. Treasury Bill, 3.64%, 8/20/2026(c),(d)	15,138,000	15,061,376
U.S. Treasury Bill, 3.69%, 9/1/2026(c)	21,950,000	21,812,965
U.S. Treasury Bill, 3.77%, 12/3/2026(c),(d)	44,902,000	44,170,253
Total U.S. Treasury Bills (Cost $81,068,601)		81,044,594

	Shares
Money Market Fund – 0.0%†
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(e) (Cost $581,846)	581,846	581,846

Total Investments – 201.2% (Cost $3,106,054,414)		$3,109,407,019
Liabilities in Excess of Other Assets – -101.2%		(1,564,058,651)
Net Assets – 100.0%		$1,545,348,368

†	Less than 0.05%
(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(d)	Security, or a portion there of, in the amount of $27,634,341 has been pledged as collateral for TBAs as of June 30, 2026.
(e)	Rate shown reflects the 7-day yield as of June 30, 2026.

Abbreviations:

TBA	:	To Be Announced

See Notes to Financial Statements.

Simplify MBS ETF

Schedule of Investments (Continued)

June 30, 2026

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$1,615,194,501	$(152,930,109)	$(184,984)	$(359,102)	$1,461,720,306	14,608,438	$50,655,638	$—
	$—	$1,615,194,501	$(152,930,109)	$(184,984)	$(359,102)	$1,461,720,306	14,608,438	$50,655,638	$—

See Notes to Financial Statements.

Simplify Next Intangible Core Index ETF

Schedule of Investments

June 30, 2026

	Shares	Value
Common Stocks – 99.8%
Communication Services – 3.9%
Comcast Corp., Class A	16,385	$402,252
Electronic Arts, Inc.	1,192	244,408
Live Nation Entertainment, Inc.*	536	98,147
Reddit, Inc., Class A*	947	164,380
Spotify Technology SA*	1,006	461,885
Take-Two Interactive Software, Inc.*	885	221,232
		1,592,304
Consumer Discretionary – 5.3%
Airbnb, Inc., Class A*	945	135,230
AutoZone, Inc.*	27	86,290
Booking Holdings, Inc.	1,235	220,126
Burlington Stores, Inc.*	220	69,696
Carvana Co.*	1,147	75,496
Deckers Outdoor Corp.*	420	41,702
DoorDash, Inc., Class A*	692	127,695
DraftKings, Inc., Class A*	1,106	27,938
Expedia Group, Inc.	192	49,129
Flutter Entertainment PLC*	408	41,685
Ford Motor Co.	6,788	94,353
Hasbro, Inc.	441	36,422
Home Depot, Inc. (The)	1,074	378,778
Las Vegas Sands Corp.	1,695	78,292
Lowe’s Cos., Inc.	607	133,837
Lululemon Athletica, Inc.*	383	43,731
MGM Resorts International*	624	29,834
O’Reilly Automotive, Inc.*	1,349	124,229
Ralph Lauren Corp.	191	76,669
Rivian Automotive, Inc., Class A*	2,251	39,055
Tapestry, Inc.	668	97,782
Ulta Beauty, Inc.*	155	69,902
Williams-Sonoma, Inc.	397	92,541
		2,170,412
Consumer Staples – 8.9%
Coca-Cola Co. (The)	4,089	332,313
Colgate-Palmolive Co.	2,376	217,832
Dollar Tree, Inc.*	671	81,157
Estee Lauder Cos., Inc. (The), Class A	1,047	82,661
Hershey Co. (The)	205	35,967
Kimberly-Clark Corp.	550	60,374
Kroger Co. (The)	2,165	120,222
Monster Beverage Corp.*	932	89,584
PepsiCo, Inc.	1,334	180,624
Philip Morris International, Inc.	1,489	269,375
Sysco Corp.	447	37,360
Target Corp.	1,516	198,005
Walmart, Inc.	16,890	1,912,961
		3,618,435

Simplify Next Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Value
Common Stocks (continued)
Energy – 3.5%
Baker Hughes Co.	1,268	$70,374
Cheniere Energy, Inc.	303	72,420
Expand Energy Corp.	304	27,722
Exxon Mobil Corp.	5,386	736,374
Kinder Morgan, Inc.	3,158	100,961
Marathon Petroleum Corp.	374	95,621
Phillips 66	514	86,892
Targa Resources Corp.	304	81,514
Texas Pacific Land Corp.	97	42,451
Williams Cos., Inc. (The)	1,730	128,608
		1,442,937
Financials – 10.9%
Affirm Holdings, Inc.*	409	33,354
Aflac, Inc.	639	74,923
Allstate Corp. (The)	313	74,475
American Express Co.	808	273,306
American International Group, Inc.	666	49,637
Ameriprise Financial, Inc.	113	51,840
Aon PLC, Class A	266	88,230
Ares Management Corp., Class A	273	30,388
Arthur J Gallagher & Co.	321	73,692
Berkshire Hathaway, Inc., Class B*	2,662	1,332,038
Blackrock, Inc.	203	195,197
Blackstone, Inc.	1,475	173,563
Cboe Global Markets, Inc.	128	31,062
Cincinnati Financial Corp.	187	34,621
Coinbase Global, Inc., Class A*	322	47,073
Hartford Insurance Group, Inc. (The)	344	45,587
Intercontinental Exchange, Inc.	730	89,870
Loews Corp.	255	28,869
LPL Financial Holdings, Inc.	100	28,168
Markel Group, Inc.*	15	29,295
Marsh & McLennan Cos., Inc.	598	99,669
Mastercard, Inc., Class A	1,577	809,947
MetLife, Inc.	773	65,403
Nasdaq, Inc.	697	54,938
Principal Financial Group, Inc.	257	27,699
Progressive Corp. (The)	714	155,973
Prudential Financial, Inc.	420	45,331
Raymond James Financial, Inc.	241	36,639
Robinhood Markets, Inc., Class A*	1,024	102,687
Rocket Cos., Inc., Class A*	3,422	53,896
SoFi Technologies, Inc.*	1,642	29,441
Synchrony Financial	404	30,724
T Rowe Price Group, Inc.	266	30,242
Tradeweb Markets, Inc., Class A	271	27,008
Travelers Cos., Inc. (The)	260	85,831
W R Berkley Corp.	462	32,585
		4,473,201

Simplify Next Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Value
Common Stocks (continued)
Health Care – 10.7%
Agilent Technologies, Inc.	547	$72,658
Alnylam Pharmaceuticals, Inc.*	395	118,907
Centene Corp.*	620	39,798
Cigna Group (The)	324	89,320
CVS Health Corp.	1,534	158,692
Dexcom, Inc.*	1,049	70,650
Elevance Health, Inc.	282	109,058
Humana, Inc.	142	56,405
IDEXX Laboratories, Inc.*	218	114,764
Illumina, Inc.*	282	49,584
Incyte Corp.*	553	62,688
Insmed, Inc.*	643	68,557
Johnson & Johnson	6,464	1,641,662
Merck & Co., Inc.	7,167	920,960
Mettler-Toledo International, Inc.*	38	48,545
Moderna, Inc.*	726	50,842
Natera, Inc.*	414	112,380
Revolution Medicines, Inc.*	379	70,979
UnitedHealth Group, Inc.	1,118	464,674
Waters Corp.*	188	70,508
		4,391,631
Industrials – 11.0%
3M Co.	914	147,986
Axon Enterprise, Inc.*	95	53,258
Caterpillar, Inc.	558	594,214
CH Robinson Worldwide, Inc.	190	35,785
Cummins, Inc.	226	161,185
Curtiss-Wright Corp.	37	28,037
Dover Corp.	133	29,829
EMCOR Group, Inc.	51	42,324
Expeditors International of Washington, Inc.	211	34,389
Fastenal Co.	1,349	64,792
Ferguson Enterprises, Inc.	219	51,975
GE Vernova, Inc.	374	439,398
General Electric Co.	1,643	614,038
HEICO Corp.	228	81,211
Honeywell Aerospace, Inc.*	497	109,877
Honeywell International, Inc.	497	111,278
Illinois Tool Works, Inc.	456	123,334
Johnson Controls International plc	1,105	161,452
Northrop Grumman Corp.	236	120,197
Otis Worldwide Corp.	429	30,716
Parker-Hannifin Corp.	121	118,353
Rocket Lab Corp.*	1,045	106,224
Rockwell Automation, Inc.	520	257,442
Rollins, Inc.	868	36,230
Snap-on, Inc.	58	23,339
Southwest Airlines Co.	726	37,331
Trane Technologies PLC	394	193,517

Simplify Next Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Value
Common Stocks (continued)
Industrials (continued)
Uber Technologies, Inc.*	3,351	$241,808
UL Solutions, Inc., Class A	374	38,096
United Parcel Service, Inc., Class B	1,431	153,832
Veralto Corp.	457	40,527
Woodward, Inc.	88	37,439
WW Grainger, Inc.	84	114,274
XPO, Inc.*	195	40,032
Xylem, Inc.	241	28,489
		4,502,208
Information Technology – 42.4%
Adobe, Inc.*	2,379	487,743
Applied Materials, Inc.	691	499,593
Atlassian Corp., Class A*	1,342	104,394
Autodesk, Inc.*	1,183	229,999
Cadence Design Systems, Inc.*	1,356	508,934
Ciena Corp.*	786	385,580
Cisco Systems, Inc.	16,904	1,985,544
Cloudflare, Inc., Class A*	1,906	467,504
Datadog, Inc., Class A*	1,733	451,204
Dell Technologies, Inc., Class C	3,172	1,368,591
Everpure, Inc., Class A*	1,668	131,422
F5, Inc.*	276	114,805
Fair Isaac Corp.*	109	130,231
Fortinet, Inc.*	3,513	539,667
HP, Inc.	4,592	100,748
International Business Machines Corp.	5,014	1,409,987
Intuit, Inc.	1,392	363,312
Keysight Technologies, Inc.*	298	104,321
Lam Research Corp.	1,105	478,830
Lattice Semiconductor Corp.*	663	101,412
Lumentum Holdings, Inc.*	79	67,787
MongoDB, Inc.*	407	136,711
NetApp, Inc.	1,025	158,629
Okta, Inc.*	859	117,211
Palantir Technologies, Inc., Class A*	12,021	1,402,490
QUALCOMM, Inc.	5,471	1,010,986
Salesforce, Inc.	4,420	692,437
Samsara, Inc., Class A*	2,957	95,895
Seagate Technology Holdings PLC	990	955,350
ServiceNow, Inc.*	5,571	553,089
Snowflake, Inc.*	1,662	422,979
Teradyne, Inc.	268	129,669
Twilio, Inc., Class A*	838	172,904
VeriSign, Inc.	468	117,730
Western Digital Corp.	1,459	931,892
Workday, Inc., Class A*	1,324	162,084
Zoom Communications, Inc.*	1,548	133,608
Zscaler, Inc.*	797	112,497
		17,337,769

Simplify Next Intangible Core Index ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Value
Common Stocks (continued)
Materials – 0.9%
CRH PLC	741	$79,287
DuPont de Nemours, Inc.	136	18,447
Ecolab, Inc.	271	75,503
PPG Industries, Inc.	236	28,624
Reliance, Inc.	60	22,416
Sherwin-Williams Co. (The)	266	91,589
Vulcan Materials Co.	151	44,547
		360,413
Real Estate – 1.4%
American Tower Corp.	620	101,413
CBRE Group, Inc., Class A*	367	49,431
Crown Castle, Inc.	591	44,757
Digital Realty Trust, Inc.	459	82,427
SBA Communications Corp.	145	25,587
Simon Property Group, Inc.	396	88,565
Welltower, Inc.	848	192,471
		584,651
Utilities – 0.9%
Consolidated Edison, Inc.	500	55,315
Dominion Energy, Inc.	1,207	82,426
NiSource, Inc.	650	30,908
NRG Energy, Inc.	303	44,256
Sempra	902	83,624
Vistra Corp.	472	74,873
		371,402
Total Common Stocks (Cost $36,962,532)		40,845,363

Money Market Fund – 0.2%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(a) (Cost $71,260)	71,260	71,260

Total Investments – 100.0% (Cost $37,033,792)		$40,916,623
Other Assets in Excess of Liabilities – 0.0%†		10,252
Net Assets – 100.0%		$40,926,875

*	Non Income Producing
†	Less than 0.05%
(a)	Rate shown reflects the 7-day yield as of June 30, 2026.

Simplify Short Term Treasury Futures Strategy ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 86.6%
Money Market ETFs – 86.6%
Simplify Government Money Market ETF(a)(b) (Cost $649,937,040)	6,495,858	$649,975,551

	Principal
U.S. Treasury Bills – 13.4%
U.S. Treasury Bill, 3.72%, 7/21/2026(c)	$25,600,000	25,548,853
U.S. Treasury Bill, 3.67%, 8/20/2026(c)	17,500,000	17,411,420
U.S. Treasury Bill, 3.71%, 10/15/2026(c)	13,000,000	12,858,835
U.S. Treasury Bill, 3.84%, 10/20/2026(c)	8,000,000	7,907,130
U.S. Treasury Bill, 3.77%, 12/3/2026(c)	37,600,000	36,987,251
Total U.S. Treasury Bills (Cost $100,724,106)		100,713,489

	Shares
Money Market Fund – 1.2%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(d) (Cost $9,065,137)	9,065,137	9,065,137

Total Investments – 101.2% (Cost $759,726,283)		$759,754,177
Liabilities in Excess of Other Assets – -1.2%		(8,709,895)
Net Assets – 100.0%		$751,044,282

(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(d)	Rate shown reflects the 7-day yield as of June 30, 2026.

At June 30, 2026, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
U.S. 2 Years Note (CBT)	20,105	$4,144,300,185	9/30/26	$(6,794,546)

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$902,613,620	$(252,392,114)	$(284,466)	$38,511	$649,975,551	6,495,858	$19,556,574	$—
	$—	$902,613,620	$(252,392,114)	$(284,466)	$38,511	$649,975,551	6,495,858	$19,556,574	$—

See Notes to Financial Statements.

Simplify Target 15 Distribution ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 73.8%
Money Market ETFs – 73.8%
Simplify Government Money Market ETF(a)(b)(c) (Cost $48,208,436)	481,600	$48,188,896

	Principal
U.S. Treasury Bills – 27.4%
U.S. Treasury Bill, 3.64%, 8/20/2026(c)(d)	$5,680,000	5,651,249
U.S. Treasury Bill, 3.72%, 10/15/2026(c)(d)	3,470,000	3,432,320
U.S. Treasury Bill, 3.79%, 12/3/2026(c)(d)	8,950,000	8,804,146
Total U.S. Treasury Bills (Cost $17,892,618)		17,887,715

Shares
Money Market Fund – 3.9%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(e) (Cost $2,554,020)	2,554,020	2,554,020

	Number of Contracts	Notional Amount
Purchased Options – 0.1%
Puts – Exchange-Traded – 0.1%
S&P 500 Index, July Strike Price $6,250, Expires 7/31/26	79	49,375,000	38,315
Total Purchased Options (Cost $108,722)			38,315

Total Investments – 105.2% (Cost $68,763,796)			$68,668,946
Liabilities in Excess of Other Assets – -5.2%			(3,415,008)
Net Assets – 100.0%			$65,253,938

	Number of Contracts	Notional Amount
Written Options – -1.8%
Puts - Over the Counter Barrier Options – -1.8%
SPX/RTY/NDX WOF, Expires 04/09/27 P100%/75% NC3 EKI (Counterparty: HSBC Bank)	(2,500,000)	$(1,875,000)	$(12,500)
SPX/RTY/NDX WOF, Expires 04/16/27 P100%/75% NC3 EKI (Counterparty: Nomura Securities)	(1,000,000)	(750,000)	(5,238)
SPX/RTY/NDX WOF, Expires 04/16/27 P100%/75% NC3 EKI (Counterparty: HSBC Bank)	(1,000,000)	(750,000)	(7,000)
SPX/RTY/NDX WOF, Expires 04/16/27 P100%/75% NC3 EKI (Counterparty: HSBC Bank)	(1,250,000)	(937,500)	(9,000)
SPX/RTY/NDX WOF, Expires 04/16/27 P100%/75% NC3 EKI (Counterparty: HSBC Bank)	(1,000,000)	(750,000)	(6,900)
SPX/RTY/NDX WOF, Expires 04/23/27 P100%/75% NC3 EKI (Counterparty: HSBC Bank)	(6,000,000)	(4,500,000)	(65,400)
SPX/RTY/NDX WOF, Expires 04/23/27 P100%/75% NC3 EKI (Counterparty: HSBC Bank)	(1,000,000)	(750,000)	(11,000)

See Notes to Financial Statements.

Simplify Target 15 Distribution ETF

Schedule of Investments (Continued)

June 30, 2026

	Number of Contracts	Notional Amount	Value
SPX/RTY/NDX WOF, Expires 04/23/27 P100%/75% NC3 EKI (Counterparty: HSBC Bank)	(1,000,000)	$(750,000)	$(10,100)
SPX/RTY/NDX WOF, Expires 04/23/27 P100%/75% NC3 EKI (Counterparty: HSBC Bank)	(2,000,000)	(1,500,000)	(20,000)
SPX/RTY/NDX WOF, Expires 04/23/27 P100%/75% NC3 EKI (Counterparty: HSBC Bank)	(1,000,000)	(750,000)	(11,700)
SPX/RTY/NDX WOF, Expires 04/23/27 P100%/75% NC3 EKI (Counterparty: Nomura Securities)	(5,000,000)	(3,750,000)	(59,647)
SPX/RTY/NDX WOF, Expires 04/30/27 P100%/75% NC3 EKI (Counterparty: Citi Bank)	(3,000,000)	(2,250,000)	(27,779)
SPX/RTY/NDX WOF, Expires 04/30/27 P100%/75% NC3 EKI (Counterparty: HSBC Bank)	(5,000,000)	(3,750,000)	(76,000)
SPX/RTY/NDX WOF, Expires 04/30/27 P100%/75% NC3 EKI (Counterparty: Nomura Securities)	(3,000,000)	(2,250,000)	(42,095)
SPX/RTY/NDX WOF, Expires 06/25/27 P100%/75% NC3 EKI (Counterparty: HSBC Bank)	(2,000,000)	(1,500,000)	(99,000)
SPX/RTY/NDX WOF, Expires 4/30/27 P100/77.5% NC3 EKI (Counterparty: HSBC Bank)	(6,000,000)	(4,650,000)	(120,000)
SPX/RTY/NDX WOF, Expires 4/30/27 P100/77.5% NC3 EKI (Counterparty: HSBC Bank)	(6,500,000)	(5,037,500)	(141,050)
SPX/RTY/NDX WOF, Expires 5/07/27 P100/77.5% NC3 EKI (Counterparty: HSBC Bank)	(3,000,000)	(2,325,000)	(83,700)
SPX/RTY/NDX WOF, Expires 5/07/27 P100/77.5% NC3 EKI (Counterparty: HSBC Bank)	(3,000,000)	(2,325,000)	(87,900)
SPX/RTY/NDX WOF, Expires 5/07/27 P100/77.5% NC3 EKI (Counterparty: HSBC Bank)	(2,000,000)	(1,550,000)	(53,800)
SPX/RTY/NDX WOF, Expires 5/14/27 P100/77.5% NC3 EKI (Counterparty: HSBC Bank)	(1,000,000)	(775,000)	(29,500)
SPX/RTY/NDX WOF, Expires 5/21/27 P100/77.5% NC3 EKI (Counterparty: HSBC Bank)	(1,500,000)	(1,162,500)	(62,100)
SPX/RTY/NDX WOF, Expires 5/28/27 P100/77.5% NC3 EKI (Counterparty: Citi Bank)	(4,500,000)	(3,487,500)	(107,058)
			(1,148,467)
Total Written Options (Premiums Received $(2,814,925))			$(1,148,467)

(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Securities with an aggregate market value of $23,144,415 have been pledged as collateral for options as of June 30, 2026.
(d)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(e)	Rate shown reflects the 7-day yield as of June 30, 2026.

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$70,767,831	$(22,531,725)	$(27,670)	$(19,540)	$48,188,896	481,600	$1,687,915	$—
	$—	$70,767,831	$(22,531,725)	$(27,670)	$(19,540)	$48,188,896	481,600	$1,687,915	$—

See Notes to Financial Statements.

Simplify Target 15 Distribution ETF

Schedule of Investments (Continued)

June 30, 2026

Abbreviations:

EKI	:	European Knock In. - Represents a knock-in option contract that begins to function as a normal option only once a certain price level is reached before expiration.

See Notes to Financial Statements.

Simplify Tax Aware Alternatives ETF

Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 104.2%
U.S. Treasury Bill, 3.70%, 9/1/2026(a)(b)	$1,250,000	$1,242,196
U.S. Treasury Bill, 3.90%, 12/3/2026(a)	1,250,000	1,229,630
Total U.S. Treasury Bills (Cost $2,471,849)		2,471,826

	Shares
Money Market Fund – 1.6%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(c) (Cost $37,181)	37,181	37,181

Total Investments – 105.8% (Cost $2,509,030)		$2,509,007
Liabilities in Excess of Other Assets – -5.8%		(137,468)
Net Assets – 100.0%		$2,371,539

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $496,875 have been pledged as collateral for swaps as of June 30, 2026.
(c)	Rate shown reflects the 7-day yield as of June 30, 2026.

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
TRS CTA(d)	6/4/2027	4.67% (SOFR + 0.99%)(c)	BOFA	625,306	$(127,124)
TRS FOXY(e)	6/4/2027	4.67% (SOFR + 0.80%)(c)	BOFA	622,195	25,551
TRS BUCK(f)	6/4/2027	4.67% (SOFR + 0.80%)(c)	BOFA	375,583	(463)
TRS HEQT(g)	6/4/2027	4.67% (SOFR + 0.99%)(c)	BOFA	375,681	4,891
TRS KNRG(h)	6/4/2027	4.67% (SOFR + 0.99%)(c)	BOFA	250,716	69
TRS YGLD(i)	6/4/2027	4.67% (SOFR + 0.99%)(c)	BOFA	251,337	(40,156)
					$(137,232)

(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.
(d)	Based on Simplify Managed Futures Strategy ETF
(e)	Based on Simplify Currency Strategy ETF
(f)	Based on Simplify Treasury Option Income ETF
(g)	Based on Simplify Hedged Equity ETF
(h)	Based on Simplify Kayne Anderson Energy and Infrastructure Credit ETF
(i)	Based on Simplify Gold Strategy ETF

Abbreviations:

BOFA	:	Bank of America
SOFR	:	Secured Overnight Financing Rate

See Notes to Financial Statements.

Simplify Tax Aware Diversified Income Strategy ETF

Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 97.4%
U.S. Treasury Bill, 3.70%, 9/1/2026(a),(b)	$1,250,000	$1,242,196
U.S. Treasury Bill, 3.90%, 12/3/2026(a)	1,250,000	1,229,629
Total U.S. Treasury Bills (Cost $2,471,849)		2,471,825

	Shares
Money Market Fund – 1.5%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(c) (Cost $37,179)	37,179	37,179

Total Investments – 98.9% (Cost $2,509,028)		$2,509,004
Other Assets in Excess of Liabilities – 1.1%		28,817
Net Assets – 100.0%		$2,537,821

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $496,875 have been pledged as collateral for swaps as of June 30, 2026.
(c)	Rate shown reflects the 7-day yield as of June 30, 2026.

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
TRS FOXY(d)	6/4/2027	4.67% (SOFR + 0.99%)(c)	BOFA	497,745	$20,441
TRS BUCK(e)	6/4/2027	4.67% (SOFR + 0.99%)(c)	BOFA	375,583	(462)
TRS AGGH(f)	6/4/2027	4.67% (SOFR + 0.99%)(c)	BOFA	627,368	(504)
TRS SBAR(g)	6/4/2027	4.67% (SOFR + 0.99%)(c)	BOFA	636,553	11,298
TRS CDX(h)	6/4/2027	4.67% (SOFR + 0.99%)(c)	BOFA	376,226	(1,708)
					$29,065

(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.
(d)	Based on Simplify Currency Strategy ETF
(e)	Based on Simplify Treasury Option Income ETF
(f)	Based on Simplify Aggregate Bond ETF
(g)	Based on Simplify Barrier Income ETF
(h)	Based on Simplify High Yield ETF

Abbreviations:

BOFA	:	Bank of America
SOFR	:	Secured Overnight Financing Rate

See Notes to Financial Statements.

Simplify Treasury Option Income ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 99.8%
Money Market ETFs – 99.8%
Simplify Government Money Market ETF(a)(b) (Cost $471,391,862)	4,707,411	$471,023,545

Money Market Fund – 0.0%†
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(c) (Cost $129,926)	129,926	129,926

Total Investments – 99.8% (Cost $471,521,788)		$471,153,471
Other Assets in Excess of Liabilities – 0.2%		985,884
Net Assets – 100.0%		$472,139,355

	Number of Contracts	Notional Amount
Written Options – -0.1%
Puts – Exchange-Traded – 0.0%†
U.S. Long Bond, August Strike Price $107, Expires 8/21/26	(700)	$(74,900,000)	(87,500)

Calls – Exchange-Traded – -0.1%
U.S. Long Bond, August Strike Price $118, Expires 8/21/26	(700)	$(82,600,000)	$(153,125)

Total Written Options (Premiums Received $(390,295))			$(240,625)

†	Less than 0.05%
(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Rate shown reflects the 7-day yield as of June 30, 2026.

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$511,921,838	$(40,456,231)	$(73,745)	$(368,317)	$471,023,545	4,707,411	$12,315,784	$—
	$—	$511,921,838	$(40,456,231)	$(73,745)	$(368,317)	$471,023,545	4,707,411	$12,315,784	$—

See Notes to Financial Statements.

Simplify US Equity Income ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 99.6%
Equity Funds – 99.6%
iShares Core S&P 500 ETF(a) (Cost $75,163,737)	122,446	$91,698,585

	Number of Contracts	Notional Amount
Purchased Options – 0.3%
Calls – Exchange-Traded – 0.3%
S&P 500 Index, July Strike Price $7,500, Expires 7/17/26	33	$24,750,000	273,735
Total Purchased Options (Cost $409,265)			273,735

	Shares
Money Market Fund – 0.1%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(b) (Cost $67,092)	67,092	67,092

Total Investments – 100.0% (Cost $75,640,094)		$92,039,412
Liabilities in Excess of Other Assets – 0.0%†		(44,963)
Net Assets – 100.0%		$91,994,449

	Number of Contracts	Notional Amount
Written Option – -0.3%
Calls – Exchange-Traded – -0.3%
S&P 500 Index, July Strike Price $7,640, Expires 7/17/26 (Premiums Received $(694,446))	(130)	(99,320,000)	$(288,600)

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Rate shown reflects the 7-day yield as of June 30, 2026.

Simplify US Equity PLUS Bitcoin Strategy ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 99.0%
Alternative Funds – 10.1%
Vaneck Bitcoin ETF*	264,427	$4,392,133

Equity Funds – 88.9%
iShares Core S&P 500 ETF(a)	51,711	38,725,851

Total U.S. Exchange-Traded Funds (Cost $38,902,357)		43,117,984

Money Market Fund – 0.7%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(b) (Cost $323,395)	323,395	323,395

Total Investments – 99.7% (Cost $39,225,752)		$43,441,379
Other Assets in Excess of Liabilities – 0.3%		130,429
Net Assets – 100.0%		$43,571,808

*	Non Income Producing
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Rate shown reflects the 7-day yield as of June 30, 2026.

At June 30, 2026, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
S&P 500 E-Mini Future	13	$4,906,363	9/18/26	$24,563

See Notes to Financial Statements.

Simplify US Equity PLUS Convexity ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 93.6%
Equity Funds – 93.6%
iShares Core S&P 500 ETF(a)(b) (Cost $71,652,449)	139,568	$104,521,079

	Principal
U.S. Treasury Bills – 5.3%
U.S. Treasury Bill, 3.69%, 9/1/2026(b)(c)	$3,600,000	3,577,525
U.S. Treasury Bill, 3.71%, 10/15/2026(b)(c)	1,000,000	989,141
U.S. Treasury Bill, 3.79%, 12/3/2026(b)(c)	1,350,000	1,328,000
Total U.S. Treasury Bills (Cost $5,895,528)		5,894,666

	Number of Contracts	Notional Amount
Purchased Options – 0.9%
Calls – Exchange-Traded – 0.5%
S&P 500 Index, July Strike Price $7,650, Expires 7/17/26	27	20,655,000	56,970
S&P 500 Index, July Strike Price $7,700, Expires 7/17/26	26	20,020,000	29,510
S&P 500 Index, July Strike Price $7,850, Expires 7/17/26	48	37,680,000	6,720
S&P 500 Index, July Strike Price $7,900, Expires 7/31/26	32	25,280,000	21,600
S&P 500 Index, August Strike Price $7,950, Expires 8/21/26	52	41,340,000	92,300
S&P 500 Index, August Strike Price $8,000, Expires 8/21/26	34	27,200,000	43,520
S&P 500 Index, September Strike Price $7,950, Expires 9/18/26	54	42,930,000	247,590
S&P 500 Index, September Strike Price $8,100, Expires 9/18/26	50	40,500,000	112,500
			610,710
Puts – Exchange-Traded – 0.4%
S&P 500 Index, July Strike Price $6,000, Expires 7/17/26(d)	135	81,000,000	15,525
S&P 500 Index, August Strike Price $6,300, Expires 8/21/26(d)	123	77,490,000	152,520
S&P 500 Index, September Strike Price $6,500, Expires 9/18/26(d)	71	46,150,000	241,400
			409,445
Total Purchased Options (Cost $2,617,833)			1,020,155

	Shares
Money Market Fund – 0.1%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(e) (Cost $91,398)	91,398	91,398

Total Investments – 99.9% (Cost $80,257,208)		$111,527,298
Other Assets in Excess of Liabilities – 0.1%		116,264
Net Assets – 100.0%		$111,643,562

See Notes to Financial Statements.

Simplify US Equity PLUS Convexity ETF

Schedule of Investments (Continued)

June 30, 2026

	Number of Contracts	Notional Amount	Value
Written Options – -0.2%
Puts – Exchange-Traded – -0.2%
S&P 500 Index, July Strike Price $5,700, Expires 7/17/26	(135)	$(76,950,000)	$(10,800)
S&P 500 Index, August Strike Price $6,000, Expires 8/21/26	(123)	(73,800,000)	(103,935)
S&P 500 Index, September Strike Price $6,000, Expires 9/18/26	(71)	(42,600,000)	(128,865)
			(243,600)
Total Written Options (Premiums Received $(898,967))			$(243,600)

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $57,822,318 have been pledged as collateral for options as of June 30, 2026.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(d)	Held in connection with Written Options.
(e)	Rate shown reflects the 7-day yield as of June 30, 2026.

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
TRS SBAR(c)	5/14/2027	5.08% (SOFR + 1.40%)(d)	BOFA	25,304,976	$247,625
TRS SBAR(c)	6/15/2027	4.63% (SOFR + 0.95%)(d)	BNP	15,728,069	156,650
					$404,275

Abbreviations:

BNP	:	BNP Paribas
BOFA	:	Bank of America
SOFR	:	Secured Overnight Financing Rate

(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Based on Simplify Barrier Income ETF.
(d)	Payments made quarterly.

See Notes to Financial Statements.

Simplify US Equity PLUS Downside Convexity ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 95.5%
Equity Funds – 95.5%
iShares Core S&P 500 ETF(a)(b) (Cost $81,327,647)	136,177	$101,981,594

	Principal
U.S. Treasury Bills – 3.7%
U.S. Treasury Bill, 3.69%, 9/1/2026(b)(c)	$2,300,000	2,285,641
U.S. Treasury Bill, 3.71%, 10/15/2026(b)(c)	925,000	914,955
U.S. Treasury Bill, 3.79%, 12/3/2026(c)	750,000	737,778
Total U.S. Treasury Bills (Cost $3,938,945)		3,938,374

	Number of Contracts	Notional Amount
Purchased Options – 1.0%
Calls – Exchange-Traded – 0.3%
S&P 500 Index, July Strike Price $7,650, Expires 7/17/26	20	15,300,000	42,200
S&P 500 Index, July Strike Price $7,700, Expires 7/17/26	15	11,550,000	17,025
S&P 500 Index, July Strike Price $7,850, Expires 7/17/26	34	26,690,000	4,760
S&P 500 Index, July Strike Price $7,900, Expires 7/31/26	17	13,430,000	11,475
S&P 500 Index, August Strike Price $7,950, Expires 8/21/26	25	19,875,000	44,375
S&P 500 Index, August Strike Price $8,000, Expires 8/21/26	16	12,800,000	20,480
S&P 500 Index, September Strike Price $7,950, Expires 9/18/26	26	20,670,000	119,210
S&P 500 Index, September Strike Price $8,100, Expires 9/18/26	23	18,630,000	51,750
			311,275
Puts – Exchange-Traded – 0.7%
S&P 500 Index, July Strike Price $6,000, Expires 7/17/26(d)	291	174,600,000	33,465
S&P 500 Index, August Strike Price $6,300, Expires 8/21/26(d)	236	148,680,000	292,640
S&P 500 Index, September Strike Price $6,500, Expires 9/18/26(d)	137	89,050,000	465,800
			791,905
Total Purchased Options (Cost $3,411,437)			1,103,180

	Shares
Money Market Fund – 0.0%†
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(e) (Cost $41,290)	41,290	41,290

Total Investments – 100.2% (Cost $88,719,319)		$107,064,438
Liabilities in Excess of Other Assets – -0.2%		(252,910)
Net Assets – 100.0%		$106,811,528

See Notes to Financial Statements.

Simplify US Equity PLUS Downside Convexity ETF

Schedule of Investments (Continued)

June 30, 2026

	Number of Contracts	Notional Amount	Value
Written Options – -0.4%
Puts – Exchange-Traded – -0.4%
S&P 500 Index, July Strike Price $5,700, Expires 7/17/26	(291)	$(165,870,000)	$(23,280)
S&P 500 Index, August Strike Price $6,000, Expires 8/21/26	(236)	(141,600,000)	(199,420)
S&P 500 Index, September Strike Price $6,000, Expires 9/18/26	(137)	(82,200,000)	(248,655)
			(471,355)
Total Written Options (Premiums Received $(1,805,809))			$(471,355)

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $70,180,275 have been pledged as collateral for options and swaps as of June 30, 2026.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(d)	Held in connection with Written Options.
(e)	Rate shown reflects the 7-day yield as of June 30, 2026.

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
TRS SBAR(c)	5/14/2027	5.08% (SOFR + 1.40%)(d)	BOFA	15,844,603	$155,049
TRS SBAR(c)	6/15/2027	4.63% (SOFR + 0.95%)(d)	BNP	10,652,562	106,099
					$261,148

(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Based on Simplify Barrier Income ETF
(d)	Payments made quarterly.

Abbreviations:

BNP	:	BNP Paribas
BOFA	:	Bank of America
SOFR	:	Secured Overnight Financing Rate

See Notes to Financial Statements.

Simplify US Equity PLUS Managed Futures Strategy ETF

Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 78.5%
Equity Funds – 78.5%
iShares Core S&P 500 ETF(a) (Cost $120,138,645)	171,124	$128,153,052

	Principal
U.S. Treasury Bills – 32.9%
U.S. Treasury Bill, 3.69%, 7/21/2026(b)	$1,400,000	1,397,203
U.S. Treasury Bill, 3.70%, 8/4/2026(b)(c)	7,500,000	7,474,509
U.S. Treasury Bill, 3.67%, 8/20/2026(b)(c)	9,000,000	8,954,444
U.S. Treasury Bill, 3.69%, 9/1/2026(b)(c)	7,800,000	7,751,304
U.S. Treasury Bill, 3.71%, 9/22/2026(b)	3,000,000	2,974,864
U.S. Treasury Bill, 3.69%, 10/15/2026(b)(c)	20,300,000	20,079,566
U.S. Treasury Bill, 3.79%, 12/3/2026(b)(c)	5,200,000	5,115,258
Total U.S. Treasury Bills (Cost $53,754,887)		53,747,148

	Shares
Money Market Fund – 0.0%†
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(d) (Cost $79,093)	79,093	79,093

Total Investments – 111.4% (Cost $173,972,625)		$181,979,293
Liabilities in Excess of Other Assets – -11.4%		(18,613,089)
Net Assets – 100.0%		$163,366,204

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(c)	Securities with an aggregate market value of $40,791,025 have been pledged as collateral for options as of June 30, 2026.
(d)	Rate shown reflects the 7-day yield as of June 30, 2026.

At June 30, 2026, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
S&P 500 E-Mini Future	95	$35,854,188	9/18/26	$232,083

See Notes to Financial Statements.

Simplify US Equity PLUS Managed Futures Strategy ETF

Schedule of Investments (Continued)

June 30, 2026

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
TRS CTA(c)	2/8/2027	4.48% (SOFR + 1.49%)(d)	BOFA	9,674,938	$(658,499)
TRS CTA(c)	3/8/2027	4.68% (SOFR + 1.49%)(d)	BOFA	89,601,598	(8,534,551)
TRS CTA(c)	6/4/2027	4.62% (SOFR + 1.49%)(d)	BOFA	21,511,818	(3,314,721)
TRS CTA(c)	5/7/2027	4.53% (SOFR + 0.90%)(d)	BNP	2,199,188	(243,770)
TRS CTA(c)	5/7/2027	4.63% (SOFR + 1.00%)(d)	BNP	20,109,300	(2,499,298)
TRS CTA(c)	2/8/2027	4.38% (SOFR + 0.75%)(d)	CITI	1,934,100	(100,721)
TRS CTA(c)	2/8/2027	4.38% (SOFR + 0.75%)(d)	CITI	1,186,370	(58,524)
TRS CTA(c)	2/8/2027	4.38% (SOFR + 0.75%)(d)	CITI	1,111,200	(61,782)
TRS CTA(c)	4/8/2027	4.38% (SOFR + 0.75%)(d)	CITI	4,521,000	(607,272)
TRS CTA(c)	4/8/2027	4.38% (SOFR + 0.75%)(d)	CITI	3,008,000	(398,763)
TRS CTA(c)	5/7/2027	4.38% (SOFR + 0.75%)(d)	CITI	7,270,000	(749,759)
TRS CTA(c)	6/4/2027	4.38% (SOFR + 0.75%)(d)	CITI	7,957,125	(1,447,299)
TRS CTA(c)	6/4/2027	4.38% (SOFR + 0.75%)(d)	CITI	3,084,820	(475,919)
TRS CTA(c)	7/2/2027	4.38% (SOFR + 0.75%)(d)	CITI	5,177,958	(631,606)
TRS CTA(c)	1/8/2027	5.11% (SOFR + 1.49%)(d)	BOFA	2,505,830	(46,766)
TRS CTA(c)	1/12/2027	4.38% (SOFR + 0.75%)(d)	CITI	615,710	(12,503)
TRS CTA(c)	1/12/2027	4.38% (SOFR + 0.75%)(d)	CITI	640,648	(24,052)
TRS CTA(c)	1/12/2027	4.38% (SOFR + 0.75%)(d)	CITI	705,120	(24,753)
TRS CTA(c)	1/12/2027	4.38% (SOFR + 0.75%)(d)	CITI	563,454	(21,401)
TRS CTA(c)	1/12/2027	4.38% (SOFR + 0.75%)(d)	CITI	692,750	(38,184)
TRS CTA(c)	1/12/2027	4.38% (SOFR + 0.75%)(d)	CITI	689,000	(34,270)
					$(19,984,413)

(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Based on Simplify Managed Futures Strategy ETF.
(d)	Payments made quarterly.

Abbreviations:

BNP	:	BNP Paribas
BOFA	:	Bank of America
CITI	:	Citigroup, NA
SOFR	:	Secured Overnight Financing Rate

See Notes to Financial Statements.

Simplify VettaFi Private Credit Strategy ETF

Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 78.3%
U.S. Treasury Bill, 3.69%, 8/4/2026(a)	$400,000	$398,640
U.S. Treasury Bill, 3.64%, 8/20/2026(a)	1,300,000	1,293,420
U.S. Treasury Bill, 3.67%, 10/15/2026(a)	230,000	227,503
Total U.S. Treasury Bills (Cost $1,919,738)		1,919,563

	Shares
U.S. Exchange-Traded Funds – 20.0%
Fixed Income Funds – 19.9%
Simplify Short Term Treasury Futures Strategy ETF(b) (Cost $498,767)	23,740	484,889

Money Market Fund – 0.7%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(c) (Cost $16,361)	16,361	16,361

Total Investments – 100.0% (Cost $2,434,866)		$2,420,813
Other Assets in Excess of Liabilities – 0.0%		(878)
Net Assets – 100.0%		$2,419,935

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Affiliated fund managed by Simplify Asset Management Inc.
(c)	Rate shown reflects the 7-day yield as of June 30, 2026.

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Short Term Treasury Futures Strategy ETF	$—	$498,767	$—	$—	$(13,878)	$484,889	23,740	$4,496	$—
	$—	$498,767	$—	$—	$(13,878)	$484,889	23,740	$4,496	$—

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
TRSBP0007*	9/15/2026	4.18% (SOFR + 0.50%)(c)	BNP	2,454,878	$14,050
TRSUB0015*	11/13/2026	3.63% (SOFR - 0.05%)(c)	UBS	(623,655)	(22,829)
TRSUB0016*	11/13/2026	3.93% (SOFR + 0.25%)(c)	UBS	741,328	9,447
					$668

See Notes to Financial Statements.

Simplify VettaFi Private Credit Strategy ETF

Schedule of Investments (Continued)

June 30, 2026

*	The aggregate market value of the constituents of the swap reference index have been shown below for derivative based indices.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

Abbreviations:

BNP	:	BNP Paribas
SOFR	:	Secured Overnight Financing Rate
UBS	:	UBS AG

*	The following table shows the top 50 positions and related Market Value of the securities within the TRSBP0007 basket.

	Shares	Market Value	% of basket
Common Stocks
Financials
Ares Capital Corp.	7,178	$133,017	5.37%
Bain Capital Specialty Finance, Inc.	3,322	41,592	1.68%
Barings BDC, Inc.	4,733	40,326	1.63%
BlackRock TCP Capital Corp.	6,333	21,280	0.86%
Blackstone Secured Lending Fund	5,272	124,998	5.05%
Blue Owl Capital Corp.	11,289	122,715	4.96%
Carlyle Secured Lending, Inc.	4,682	49,297	1.99%
CION Investment Corp.	2,464	15,351	0.62%
Fidus Investment Corp.	2,181	41,598	1.68%
FS KKR Capital Corp.	9,796	102,857	4.16%
Goldman Sachs BDC, Inc.	9,017	85,480	3.45%
Golub Capital BDC, Inc.	10,587	136,359	5.51%
Hercules Capital, Inc.	7,772	122,561	4.95%
Kayne Anderson BDC, Inc.	2,771	37,497	1.52%
MidCap Financial Investment Corp.	4,468	45,035	1.82%
Morgan Stanley Direct Lending Fund	6,681	101,023	4.08%
New Mountain Finance Corp.	6,050	43,380	1.75%
Nuveen Churchill Direct Lending Corp.	2,065	25,646	1.04%
Oaktree Specialty Lending Corp.	6,616	78,990	3.19%
PennantPark Floating Rate Capital Ltd.	9,626	72,000	2.91%
PennantPark Investment Corp.	5,278	18,315	0.74%
Prospect Capital Corp.	31,948	73,800	2.98%
Runway Growth Finance Corp.	2,972	16,673	0.67%
Saratoga Investment Corp.	907	20,230	0.82%
Sixth Street Specialty Lending, Inc.	4,350	74,697	3.02%
SLR Investment Corp.	2,255	27,890	1.13%
Stellus Capital Investment Corp.	1,717	14,459	0.58%
Trinity Capital, Inc.	6,880	123,089	4.97%
Closed-End Funds

See Notes to Financial Statements.

Simplify VettaFi Private Credit Strategy ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Market Value	% of basket
Equity Funds
abrdn Income Credit Strategies Fund	5,109	$26,568	1.07%
Ares Dynamic Credit Allocation Fund, Inc.	1,096	13,839	0.56%
BlackRock Debt Strategies Fund, Inc.	2,212	21,452	0.87%
BlackRock Floating Rate Income Strategies Fund, Inc.	1,385	15,218	0.62%
BlackRock Floating Rate Income Trust	1,381	14,724	0.60%
BlackRock Limited Duration Income Trust	736	9,194	0.37%
Eagle Point Credit Co.	14,722	54,764	2.21%
Eagle Point Income Co., Inc.	1,533	15,437	0.63%
Eaton Vance Senior Floating-Rate Trust	1,502	15,924	0.64%
Ellington Credit Co.	2,559	11,311	0.46%
First Trust Senior Floating Rate Income Fund II	1,186	11,460	0.46%
Franklin Ltd Duration Income Trust	1,682	9,737	0.39%
Guggenheim Strategic Opportunities Fund	11,677	127,510	5.15%
Invesco Senior Income Trust	10,131	30,392	1.23%
KKR Income Opportunities Fund	2,842	32,002	1.29%
Nuveen Credit Strategies Income Fund	6,987	33,956	1.37%
Nuveen Floating Rate Income Fund	6,653	51,032	2.06%
OFS Credit Co., Inc.	2,687	6,880	0.28%
Oxford Lane Capital Corp.	10,275	90,008	3.64%
PIMCO Income Strategy Fund	1,858	14,638	0.59%
PIMCO Income Strategy Fund II	3,391	24,175	0.98%
XAI Floating Rate & Alternative Income Trust	1,189	20,869	0.84%
Other Components	2,577	13,821	0.56%
Total		$2,475,066	100.00%

*	The following table shows the top 50 positions and related Market Value of the securities within the TRSUB0015 basket.

	Shares	Market Value	% of basket
Common Stocks
Communication Services
Iridium Communications, Inc.	(139)	$(7,650)	1.18%
Nexstar Media Group, Inc.	(37)	(6,586)	1.02%
NIQ Global Intelligence PLC	(761)	(7,119)	1.10%
Sirius XM Holdings, Inc.	(219)	(6,480)	1.00%
ZoomInfo Technologies, Inc.	(2,273)	(6,659)	1.03%
		(34,494)
Consumer Discretionary
Bath & Body Works, Inc.	(297)	(6,876)	1.06%
Ford Motor Co.	(478)	(6,641)	1.03%
Newell Brands, Inc.	(1,203)	(7,386)	1.14%
Norwegian Cruise Line Holdings Ltd.	(306)	(6,468)	1.00%
RH	(43)	(7,158)	1.11%
		(34,529)
Consumer Staples
BellRing Brands, Inc.	(547)	(7,072)	1.09%
Coty, Inc., Class A	(3,142)	(6,788)	1.05%
		(13,860)

See Notes to Financial Statements.

Simplify VettaFi Private Credit Strategy ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Market Value	% of basket
Common Stocks (continued)
Financials
Euronet Worldwide, Inc.	(96)	$(6,999)	1.08%
Fidelity National Information Services, Inc.	(167)	(6,488)	1.01%
Fiserv, Inc.	(135)	(6,637)	1.03%
Global Payments, Inc.	(98)	(7,116)	1.10%
KKR & Co., Inc.	(73)	(6,677)	1.03%
Ryan Specialty Holdings, Inc.	(178)	(6,739)	1.04%
WEX, Inc.	(47)	(6,671)	1.03%
		(47,327)
Health Care
Acadia Healthcare Co., Inc.	(251)	(7,412)	1.15%
Avantor, Inc.	(653)	(6,466)	1.00%
Certara, Inc.	(1,141)	(7,471)	1.15%
Elanco Animal Health, Inc.	(266)	(6,539)	1.01%
Envista Holdings Corp.	(244)	(6,425)	0.99%
Perrigo Co PLC	(649)	(6,743)	1.04%
Ultragenyx Pharmaceutical, Inc.	(214)	(7,151)	1.11%
		(48,207)
Industrials
Alaska Air Group, Inc.	(125)	(6,533)	1.01%
American Airlines Group, Inc.	(382)	(6,896)	1.07%
Builders FirstSource, Inc.	(81)	(7,276)	1.12%
Clarivate PLC	(3,191)	(6,893)	1.06%
CNH Industrial NV	(617)	(6,924)	1.07%
Fortune Brands Innovations, Inc.	(152)	(8,318)	1.29%
ManpowerGroup, Inc.	(191)	(6,448)	1.00%
Owens Corning	(50)	(7,888)	1.22%
		(57,176)
Information Technology
BILL Holdings, Inc.	(191)	(6,897)	1.07%
CCC Intelligent Solutions Holdings, Inc.	(1,406)	(7,256)	1.12%
CDW Corp.	(49)	(6,824)	1.05%
Crane NXT Co.	(135)	(6,927)	1.07%
DXC Technology Co.	(733)	(6,489)	1.00%
Enphase Energy, Inc.	(130)	(6,423)	0.99%
Entegris, Inc.	(37)	(6,577)	1.02%
Gen Digital, Inc.	(270)	(6,721)	1.04%
GoDaddy, Inc., Class A	(82)	(6,976)	1.08%
Oracle Corp.	(55)	(7,993)	1.24%
RingCentral, Inc., Class A	(174)	(6,778)	1.05%
Salesforce, Inc.	(48)	(7,492)	1.16%
Teradata Corp.	(198)	(6,849)	1.06%
		(90,202)
Materials
FMC Corp.	(559)	(6,427)	0.99%

Real Estate
Americold Realty Trust, Inc.	(437)	(6,867)	1.06%
Howard Hughes Holdings, Inc.	(92)	(6,550)	1.02%
		(13,417)

See Notes to Financial Statements.

Simplify VettaFi Private Credit Strategy ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Market Value	% of basket
Common Stocks (continued)
Real Estate (continued)

Other Components	(11,775)	$(301,146)	46.56%

Total		$(646,785)	100.00%

*	The following table shows the top 50 positions and related Market Value of the securities within the TRSUB0016 basket.

	Shares	Market Value	% of basket
Common Stocks
Communication Services
Alphabet, Inc., Class A	21	$7,612	1.02%
Fox Corp., Class A	151	7,882	1.05%
Take-Two Interactive Software, Inc.	30	7,596	1.01%
		23,090
Consumer Discretionary
Airbnb, Inc., Class A	53	7,598	1.01%
Booking Holdings, Inc.	44	7,778	1.04%
Expedia Group, Inc.	30	7,698	1.03%
Home Depot, Inc. (The)	23	8,014	1.07%
Lowe’s Cos, Inc.	35	7,613	1.01%
Williams-Sonoma, Inc.	33	7,600	1.01%
		46,301
Consumer Staples
Monster Beverage Corp.	79	7,564	1.01%

Energy
Texas Pacific Land Corp.	20	8,723	1.16%

Financials
Arthur J Gallagher & Co.	34	7,844	1.04%
Marsh & McLennan Cos., Inc.	45	7,500	1.00%
Mastercard, Inc., Class A	15	7,758	1.03%
Moody’s Corp.	17	7,521	1.00%
S&P Global, Inc.	18	7,504	1.00%
Visa, Inc., Class A	22	7,701	1.03%
		45,828
Health Care
AbbVie, Inc.	31	7,903	1.05%
Agilent Technologies, Inc.	58	7,731	1.03%
CVS Health Corp.	73	7,509	1.00%
Merck & Co., Inc.	62	7,921	1.06%
Mettler-Toledo International, Inc.	6	8,143	1.08%
Stryker Corp.	24	7,488	1.00%
UnitedHealth Group, Inc.	18	7,488	1.00%
		54,183
Industrials
AMETEK, Inc.	31	7,620	1.02%
Automatic Data Processing, Inc.	33	7,488	1.00%
CH Robinson Worldwide, Inc.	41	7,764	1.03%
Fastenal Co.	162	7,766	1.03%
Hubbell, Inc.	14	7,564	1.01%
Illinois Tool Works, Inc.	28	7,622	1.02%

See Notes to Financial Statements.

Simplify VettaFi Private Credit Strategy ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Market Value	% of basket
Common Stocks (continued)
Industrials (continued)
Ingersoll Rand, Inc.	96	$7,887	1.05%
Jacobs Solutions, Inc.	61	7,684	1.02%
Lennox International, Inc.	14	8,068	1.07%
Parker-Hannifin Corp.	8	7,610	1.01%
Trane Technologies PLC	16	7,634	1.02%
TransDigm Group, Inc.	6	7,568	1.01%
WW Grainger, Inc.	6	7,596	1.01%
		99,871
Information Technology
Amphenol Corp., Class A	46	8,191	1.09%
Applied Materials, Inc.	13	9,098	1.21%
Arista Networks, Inc.	45	7,722	1.03%
Autodesk, Inc.	39	7,593	1.01%
F5, Inc.	19	7,873	1.05%
Fair Isaac Corp.	7	8,012	1.07%
Fortinet, Inc.	50	7,653	1.02%
International Business Machines Corp.	28	7,826	1.04%
KLA Corp.	30	9,098	1.21%
Lam Research Corp.	20	8,604	1.15%
Teledyne Technologies, Inc.	12	8,022	1.07%
		89,692
Materials
PPG Industries, Inc.	63	7,598	1.01%
Solstice Advanced Materials, Inc.	87	7,715	1.03%
		15,313

Other Components	2,559	360,095	47.97%

Total		$750,660	100.00%

See Notes to Financial Statements.

Simplify Bitcoin Strategy ETF

Consolidated Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 433.1%
U.S. Treasury Bill, 3.72%, 8/20/2026(a)	$2,000,000	$1,989,877
U.S. Treasury Bill, 3.84%, 10/20/2026(a)(b)	98,000,000	96,862,342
U.S. Treasury Bill, 3.87%, 10/27/2026(a)	2,500,000	2,469,066
Total U.S. Treasury Bills (Cost $101,327,251)		101,321,285

	Shares
U.S. Exchange-Traded Funds – 69.3%
Alternative Funds – 69.3%
iShares Bitcoin Trust ETF*(c)(d)	486,900	16,208,901
Total U.S. Exchange-Traded Funds (Cost $23,517,422)		16,208,901

	Number of Contracts	Notional Amount
Purchased Options – 0.9%
Calls – Exchange-Traded – 0.9%
iShares Bitcoin Trust, July Strike Price $51, Expires 7/17/26	7,458	38,035,800	11,187
iShares Bitcoin Trust, August Strike Price $40, Expires 8/21/26	7,100	28,400,000	205,900
			217,087
Total Purchased Options (Cost $824,609)			217,087

Total Investments – 503.3% (Cost $125,669,282)			$117,747,273
Liabilities in Excess of Other Assets – -403.3%			(94,352,671)
Net Assets – 100.0%			$23,394,602

*	Non Income Producing
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Security, or a portion thereof, in the amount of $96,861,240 has been pledged as collateral for reverse repurchase agreements as of June 30, 2026. See note 5 for additional information
(c)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(d)	Securities with an aggregate market value of $11,884,530 have been pledged as collateral for options as of June 30, 2026.

At June 30, 2026, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
CME Bitcoin Futures	14	$4,123,000	7/31/26	$(250)

See Notes to Financial Statements.

Simplify Bitcoin Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

At June 30, 2026, open reverse repurchase agreements were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Payable for Reverse Repurchase Agreements
Morgan Stanley Capital Services LLC	3.80%	6/30/2026	7/2/2026	$94,916,545	$94,916,545
				$94,916,545	$94,916,545

See Notes to Financial Statements.

Simplify DBi CTA Managed Futures Index ETF

Consolidated Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 100.0%
U.S. Treasury Bill, 3.69%, 7/7/2026(a)	$50,000	$49,970
U.S. Treasury Bill, 3.69%, 7/21/2026(a),(b)	2,915,000	2,909,176
U.S. Treasury Bill, 3.69%, 8/4/2026(a),(b)	2,000,000	1,993,202
U.S. Treasury Bill, 3.70%, 8/11/2026(a),(b)	2,500,000	2,489,715
U.S. Treasury Bill, 3.64%, 8/20/2026(a)	4,900,000	4,875,198
U.S. Treasury Bill, 3.69%, 9/1/2026(a),(b)	8,000,000	7,950,056
U.S. Treasury Bill, 3.69%, 10/15/2026(a),(b)	9,700,000	9,594,669
U.S. Treasury Bill, 3.78%, 12/3/2026(a),(b)	1,400,000	1,377,185
Total U.S. Treasury Bills (Cost $31,241,699)		31,239,171

	Shares
Money Market Fund – 0.1%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(c) (Cost $17,067)	17,067	17,067

Total Investments – 100.1% (Cost $31,258,766)		$31,256,238
Liabilities in Excess of Other Assets – -0.1%		(45,339)
Net Assets – 100.0%		$31,210,899

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $5,852,741 have been pledged as collateral for swaps as of June 30, 2026.
(c)	Rate shown reflects the 7-day yield as of June 30, 2026.

See Notes to Financial Statements.

Simplify DBi CTA Managed Futures Index ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
TRSSG0001*	3/15/2027	0.10%(c)	SG	2,539,752	$(96,865)
TRSSG0002*	3/15/2027	–%(c)	SG	2,540,596	60,160
TRSSG0003*	4/30/2027	0.10%(c)	SG	1,989,121	63,166
TRSSG0004*	4/30/2027	–%(c)	SG	1,740,202	(28,737)
TRSSG0005*	4/30/2027	0.10%(c)	SG	1,251,972	31,105
TRSSG0006*	4/30/2027	–%(c)	SG	1,250,682	(18,818)
TRSSG0007*	4/30/2027	0.10%(c)	SG	1,919,028	38,725
TRSSG0008*	4/30/2027	–%(c)	SG	1,877,466	(12,193)
TRSSG0009*	5/14/2027	0.10%(c)	SG	2,441,491	36,490
TRSSG0010*	5/14/2027	–%(c)	SG	2,609,690	(29,908)
TRSSG0011*	5/14/2027	0.10%(c)	SG	2,599,009	58,727
TRSSG0012*	5/14/2027	–%(c)	SG	2,510,765	(42,844)
TRSSG0013*	5/14/2027	0.10%(c)	SG	1,399,541	44,431
TRSSG0014*	5/14/2027	–%(c)	SG	1,230,870	(35,361)
TRSSG0015*	6/1/2027	0.10%(c)	SG	3,282,334	91,144
TRSSG0016*	6/1/2027	–%(c)	SG	3,077,258	(77,999)
TRSSG0017*	6/4/2027	0.10%(c)	SG	5,677,433	158,416
TRSSG0018*	6/4/2027	–%(c)	SG	5,823,596	(184,429)
TRSSG0019*	6/4/2027	0.10%(c)	SG	1,841,524	12,373
TRSSG0020*	6/4/2027	–%(c)	SG	2,383,739	(54,245)
TRSSG0021*	6/4/2027	0.10%(c)	SG	1,594,724	22,730
TRSSG0022*	6/4/2027	–%(c)	SG	1,181,612	(40,635)
TRSSG0023*	7/12/2027	0.10%(c)	SG	3,471,116	(9,078)
TRSSG0024*	7/12/2027	–%(c)	SG	4,379,409	(74,179)
TRSSG0025*	7/12/2027	0.10%(c)	SG	1,596,731	23,978
TRSSG0026*	7/12/2027	–%(c)	SG	639,689	(11,872)
					$(75,718)

*	The aggregate Unrealized Appreciation/(Depreciation) of the constituents of the swap reference index have been shown below for derivative based indices.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

Abbreviations:

SG	:	Societe Generale

*	The following table shows the individual and related values of the securities within the TRSSG0001 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR/USD Future Active Contract	$314,187	Short		4.77%
S&P 500 E-mini	472,588	Short		7.17%
JPY/USD Future Active Contract	1,475,883	Long		22.39%

See Notes to Financial Statements.

Simplify DBi CTA Managed Futures Index ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
MSCI Emerging Markets (EM) Index Futures	204,963	Long		3.11%
MSCI EAFE Index Futures	482,889	Long		7.33%
US Treasury Note, 2yr	2,407,396	Long		36.52%
US Treasury Note	1,010,380	Long		15.33%
US Treasury Bond Future	223,068	Short		3.38%
Total	$6,591,354		(96,865)	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0002 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Crude Oil, WTI	$157,934	Long		50.03%
Gold, 100 oz	157,753	Short		49.97%
Total	$315,687		60,160	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0003 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR/USD Future Active Contract	$263,917	Short		4.77%
S&P 500 E-mini	396,974	Long		7.17%
JPY/USD Future Active Contract	1,239,742	Short		22.39%
MSCI Emerging Markets (EM) Index Futures	172,169	Long		3.11%
MSCI EAFE Index Futures	405,627	Long		7.33%
US Treasury Note, 2yr	2,022,213	Short		36.52%
US Treasury Note	848,719	Short		15.33%
US Treasury Bond Future	187,377	Short		3.38%
Total	$5,536,738		63,166	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0004 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Crude Oil, WTI	$103,930	Long		50.03%
Gold, 100 oz	103,812	Short		49.97%
Total	$207,742		(28,737)	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0005 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR/USD Future Active Contract	$164,999	Short		4.77%
S&P 500 E-mini	248,185	Long		7.17%
JPY/USD Future Active Contract	775,077	Short		22.39%

See Notes to Financial Statements.

Simplify DBi CTA Managed Futures Index ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
MSCI Emerging Markets (EM) Index Futures	107,639	Long		3.11%
MSCI EAFE Index Futures	253,595	Long		7.33%
US Treasury Note, 2yr	1,264,271	Short		36.52%
US Treasury Note	530,612	Short		15.33%
US Treasury Bond Future	117,147	Short		3.38%
Total	$3,461,525		31,105	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0006 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Crude Oil, WTI	$74,806	Long		50.03%
Gold, 100 oz	74,721	Short		49.97%
Total	$149,527		(18,818)	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0007 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR/USD Future Active Contract	$251,755	Short		4.77%
S&P 500 E-mini	378,680	Long		7.17%
JPY/USD Future Active Contract	1,182,611	Short		22.39%
MSCI Emerging Markets (EM) Index Futures	164,235	Long		3.11%
MSCI EAFE Index Futures	386,935	Long		7.33%
US Treasury Note, 2yr	1,929,023	Short		36.52%
US Treasury Note	809,608	Short		15.33%
US Treasury Bond Future	178,742	Short		3.38%
Total	$5,281,589		38,725	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0008 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Crude Oil, WTI	$113,271	Long		50.03%
Gold, 100 oz	113,141	Short		49.97%
Total	$226,412		(12,193)	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0009 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR/USD Future Active Contract	$318,646	Short		4.77%
S&P 500 E-mini	479,296	Long		7.17%
JPY/USD Future Active Contract	1,496,831	Short		22.39%

See Notes to Financial Statements.

Simplify DBi CTA Managed Futures Index ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
MSCI Emerging Markets (EM) Index Futures	207,872	Long		3.11%
MSCI EAFE Index Futures	489,743	Long		7.33%
US Treasury Note, 2yr	2,441,565	Short		36.52%
US Treasury Note	1,024,721	Short		15.33%
US Treasury Bond Future	226,234	Short		3.38%
Total	$6,684,908		36,490	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0010 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Crude Oil, WTI	$156,660	Long		50.03%
Gold, 100 oz	156,481	Short		49.97%
Total	$313,141		(29,908)	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0011 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR/USD Future Active Contract	$341,754	Short		4.77%
S&P 500 E-mini	514,054	Long		7.17%
JPY/USD Future Active Contract	1,605,380	Short		22.39%
MSCI Emerging Markets (EM) Index Futures	222,947	Long		3.11%
MSCI EAFE Index Futures	525,259	Long		7.33%
US Treasury Note, 2yr	2,618,625	Short		36.52%
US Treasury Note	1,099,033	Short		15.33%
US Treasury Bond Future	242,641	Short		3.38%
Total	$7,169,693		58,727	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0012 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Crude Oil, WTI	$149,867	Long		50.03%
Gold, 100 oz	149,696	Short		49.97%
Total	$299,563		(42,844)	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0013 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR/USD Future Active Contract	$185,674	Short		4.77%
S&P 500 E-mini	279,284	Long		7.17%
JPY/USD Future Active Contract	872,199	Short		22.39%

See Notes to Financial Statements.

Simplify DBi CTA Managed Futures Index ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
MSCI Emerging Markets (EM) Index Futures	121,127	Long		3.11%
MSCI EAFE Index Futures	285,372	Long		7.33%
US Treasury Note, 2yr	1,422,693	Short		36.52%
US Treasury Note	597,102	Short		15.33%
US Treasury Bond Future	131,826	Short		3.38%
Total	$3,895,277		44,431	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0014 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Crude Oil, WTI	$72,598	Long		50.03%
Gold, 100 oz	72,516	Short		49.97%
Total	$145,114		(35,361)	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0015 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR/USD Future Active Contract	$433,780	Short		4.77%
S&P 500 E-mini	652,477	Long		7.17%
JPY/USD Future Active Contract	2,037,671	Short		22.39%
MSCI Emerging Markets (EM) Index Futures	282,982	Long		3.11%
MSCI EAFE Index Futures	666,699	Long		7.33%
US Treasury Note, 2yr	3,323,759	Short		36.52%
US Treasury Note	1,394,976	Short		15.33%
US Treasury Bond Future	307,978	Short		3.38%
Total	$9,100,322		91,144	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0016 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Crude Oil, WTI	$182,133	Long		50.03%
Gold, 100 oz	181,925	Short		49.97%
Total	$364,058		(77,999)	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0017 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR/USD Future Active Contract	$750,400	Short		4.77%
S&P 500 E-mini	1,128,723	Long		7.17%
JPY/USD Future Active Contract	3,524,981	Short		22.39%

See Notes to Financial Statements.

Simplify DBi CTA Managed Futures Index ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
MSCI Emerging Markets (EM) Index Futures	489,532	Long		3.11%
MSCI EAFE Index Futures	1,153,327	Long		7.33%
US Treasury Note, 2yr	5,749,793	Short		36.52%
US Treasury Note	2,413,178	Short		15.33%
US Treasury Bond Future	532,773	Short		3.38%
Total	$15,742,707		158,416	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0018 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Crude Oil, WTI	$342,444	Long		50.03%
Gold, 100 oz	342,053	Short		49.97%
Total	$684,497		(184,429)	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0019 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR/USD Future Active Contract	$238,377	Short		4.77%
S&P 500 E-mini	358,557	Long		7.17%
JPY/USD Future Active Contract	1,119,767	Short		22.39%
MSCI Emerging Markets (EM) Index Futures	155,508	Long		3.11%
MSCI EAFE Index Futures	366,373	Long		7.33%
US Treasury Note, 2yr	1,826,515	Short		36.52%
US Treasury Note	766,585	Short		15.33%
US Treasury Bond Future	169,244	Short		3.38%
Total	$5,000,926		12,373	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0020 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Crude Oil, WTI	$141,461	Long		50.03%
Gold, 100 oz	141,299	Short		49.97%
Total	$282,760		(54,245)	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0021 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR/USD Future Active Contract	$207,971	Short		4.77%
S&P 500 E-mini	312,823	Long		7.17%
JPY/USD Future Active Contract	976,940	Short		22.39%

See Notes to Financial Statements.

Simplify DBi CTA Managed Futures Index ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
MSCI Emerging Markets (EM) Index Futures	135,672	Long		3.11%
MSCI EAFE Index Futures	319,642	Long		7.33%
US Treasury Note, 2yr	1,593,541	Short		36.52%
US Treasury Note	668,806	Short		15.33%
US Treasury Bond Future	147,657	Short		3.38%
Total	$4,363,052		22,730	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0022 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Crude Oil, WTI	$69,287	Long		50.03%
Gold, 100 oz	69,208	Short		49.97%
Total	$138,495		(40,635)	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0023 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR/USD Future Active Contract	$445,132	Short		4.77%
S&P 500 E-mini	669,551	Long		7.17%
JPY/USD Future Active Contract	2,090,993	Short		22.39%
MSCI Emerging Markets (EM) Index Futures	290,387	Long		3.11%
MSCI EAFE Index Futures	684,145	Long		7.33%
US Treasury Note, 2yr	3,410,736	Short		36.52%
US Treasury Note	1,431,480	Short		15.33%
US Treasury Bond Future	316,037	Short		3.38%
Total	$9,338,461		(9,078)	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0024 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Crude Oil, WTI	$261,439	Long		50.03%
Gold, 100 oz	261,141	Short		49.97%
Total	$522,580		(74,179)	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0025 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
EUR/USD Future Active Contract	$208,377	Short		4.77%
S&P 500 E-mini	313,433	Long		7.17%
JPY/USD Future Active Contract	978,844	Short		22.39%

See Notes to Financial Statements.

Simplify DBi CTA Managed Futures Index ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
MSCI Emerging Markets (EM) Index Futures	135,937	Long		3.11%
MSCI EAFE Index Futures	320,265	Long		7.33%
US Treasury Note, 2yr	1,596,647	Short		36.52%
US Treasury Note	670,110	Short		15.33%
US Treasury Bond Future	147,945	Short		3.38%
Total	$4,371,558		23,978	100.0%

*	The following table shows the individual and related values of the securities within the TRSSG0026 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
Crude Oil, WTI	$38,125	Long		50.03%
Gold, 100 oz	38,081	Short		49.97%
Total	$76,206		(11,872)	100.0%

See Notes to Financial Statements.

Simplify Gold Strategy ETF

Consolidated Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 119.5%
U.S. Treasury Bill, 3.69%, 7/28/2026(a)	$2,500,000	$2,493,216
U.S. Treasury Bill, 3.72%, 8/20/2026(a)	3,300,000	3,283,296
U.S. Treasury Bill, 3.68%, 8/25/2026(a)	2,000,000	1,988,847
U.S. Treasury Bill, 3.75%, 10/13/2026(a)	2,000,000	1,978,521
U.S. Treasury Bill, 3.84%, 10/20/2026(a)(b)	35,000,000	34,593,694
Total U.S. Treasury Bills (Cost $44,339,997)		44,337,574

	Shares
U.S. Exchange-Traded Funds – 55.2%
Money Market ETFs – 55.2%
Simplify Government Money Market ETF(c)(d)(e) (Cost $20,490,681)	204,811	20,493,388

Money Market Fund – 0.1%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(f) (Cost $38,108)	38,108	38,108

	Number of Contracts	Notional Amount
Purchased Options – 0.0%†
Calls – Exchange-Traded – 0.0%†
SPDR Gold Shares, July Strike Price $460, Expires 7/20/26	1,100	50,600,000	11,550
Total Purchased Options (Cost $376,665)			11,550

Total Investments – 174.8% (Cost $65,245,451)			$64,880,620
Liabilities in Excess of Other Assets – -74.8%			(27,769,627)
Net Assets – 100.0%			$37,110,993

†	Less than 0.05%
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Security, or a portion therof, in the amount of $29,651,040 has been pledged as collateral for reverse repurchase agreements as of June 30, 2026. See note 5 for additional information.
(c)	Affiliated fund managed by Simplify Asset Management Inc.
(d)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(e)	Securities with an aggregate market value of $19,631,772 have been pledged as collateral for options as of June 30, 2026.
(f)	Rate shown reflects the 7-day yield as of June 30, 2026.

At June 30, 2026, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
Gold 100 OZ Futures	139	$56,135,150	8/27/26	$(5,827,680)

See Notes to Financial Statements.

Simplify Gold Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$122,571,832	$(102,039,651)	$(41,501)	$2,708	$20,493,388	204,811	$1,137,955	$—
	$—	$122,571,832	$(102,039,651)	$(41,501)	$2,708	$20,493,388	204,811	$1,137,955	$—

At June 30, 2026, open reverse repurchase agreements were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Payable for Reverse Repurchase Agreements
Morgan Stanley Capital Services LLC	3.80%	6/30/2026	7/2/2026	$29,056,085	$29,056,085
				$29,056,085	$29,056,085

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 61.7%
U.S. Treasury Bill, 3.72%, 7/21/2026(a)(b)	$3,600,000	$3,592,808
U.S. Treasury Bill, 3.69%, 8/4/2026(a)(b)	500,000	498,301
U.S. Treasury Bill, 3.64%, 8/20/2026(a)(b)	2,150,000	2,139,117
U.S. Treasury Bill, 3.69%, 9/1/2026(a)(b)	2,850,000	2,832,207
U.S. Treasury Bill, 3.71%, 10/15/2026(a)(b)	1,800,000	1,780,454
U.S. Treasury Bill, 3.77%, 12/3/2026(a)(b)	13,200,000	12,984,886
Total U.S. Treasury Bills (Cost $23,834,726)		23,827,773

	Shares
U.S. Exchange-Traded Funds – 46.2%
Alternative Funds – 6.9%
Simplify US Equity Plus Managed Futures Strategy ETF(c)	100,000	2,641,000

Equity Funds – 32.2%
Simplify China A Shares Plus Income ETF(c)(d)	428,078	12,447,053

Fixed Income Funds – 7.1%
Simplify Ancorato Target 25 Distribution ETF(c)	116,500	2,755,807

Total U.S. Exchange-Traded Funds (Cost $17,088,242)		17,843,860

Money Market Fund – 9.0%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(e) (Cost $3,495,982)	3,495,982	3,495,982

	Number of Contracts	Notional Amount
Purchased Options – 0.2%
Calls – Exchange-Traded – 0.2%
S&P 500 Index, 7/17/2026 Strike Price 7,650, Expires 7/17/2026	18	13,770,000	37,980
S&P 500 Index, 7/17/2026 Strike Price 7,700, Expires 7/17/2026	15	11,550,000	17,025
S&P 500 Index, 7/17/2026 Strike Price 7,850, Expires 7/17/2026	30	23,550,000	4,200
S&P 500 Index, 7/31/2026 Strike Price 7,900, Expires 7/31/2026	15	11,850,000	10,125
S&P 500 Index, 8/21/2026 Strike Price 8,000, Expires 8/21/2026	16	12,800,000	20,480
			89,810
Total Purchased Options (Cost $434,275)			89,810

Total Investments – 117.1% (Cost $44,853,225)	$45,257,425
Liabilities in Excess of Other Assets – -17.1%	(6,601,421)
Net Assets – 100.0%	$38,656,004

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $19,516,296 have been pledged as collateral for options and swaps as of June 30, 2026.
(c)	Affiliated fund managed by Simplify Asset Management Inc.
(d)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(e)	Rate shown reflects the 7-day yield as of June 30, 2026.

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Ancorato Target 25 Distribution ETF	$—	$5,004,678	$(2,138,737)	$49,284	$(159,418)	$2,755,807	116,500	$440,920	$—
Simplify China A Shares Plus Income ETF	—	11,855,996	(193,768)	5,079	779,746	12,447,053	428,078	86,308	—
Simplify Currency Strategy ETF	7,566,932	3,782,088	(11,810,079)	389,078	71,981	—	—	253,082	—
Simplify US Equity Plus Managed Futures Strategy ETF	—	2,505,710	—	—	135,290	2,641,000	100,000	50,000	—
	$7,566,932	$23,148,472	$(14,142,584)	$443,441	$827,599	$17,843,860	644,578	$830,310	$—

Currency Abbreviations:

USD	:	U.S. Dollar

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
TRS FOXY(c)	11/13/2026	4.33% (SOFR + 0.65%)(d)	BNP	3,614,275	$130,957
TRS FOXY(c)	11/13/2026	4.63% (SOFR + 0.95%)(d)	BNP	3,614,275	130,535
TRS FOXY(c)	3/15/2027	4.48% (SOFR + 0.80%)(d)	BOFA	6,534,609	284,530
TRS FOXY(c)	3/15/2027	4.43% (SOFR + 0.75%)(d)	BOFA	2,891,420	125,898
TRS CTA(e)	3/15/2027	4.48% (SOFR + 0.80%)(d)	BOFA	24,948,379	(1,516,931)
TRS FOXY(c)	11/13/2026	4.48% (SOFR + 0.80%)(d)	BNP	5,133,919	185,719
TRS XXV(f)	11/13/2026	4.48% (SOFR + 0.80%)(d)	BNP	4,789,506	(11,645)
TRS FOXY(c)	3/15/2027	4.33% (SOFR + 0.65%)(d)	CITI	5,135,162	186,065
TRS CTA(e)	3/15/2027	4.43% (SOFR + 0.75%)(d)	CITI	22,288,000	(1,469,972)
TRS SBAR(g)	6/15/2027	4.63% (SOFR + 0.95%)(d)	CITI	24,243,810	388,450
TRS CTA(e)	3/15/2027	4.68% (SOFR + 1.00%)(d)	UBS	22,288,000	(1,472,131)
					$(3,038,525)

(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Based on Simplify Currency Strategy ETF.
(d)	Payments made quarterly.
(e)	Based on Simplify Managed Futures Strategy ETF.
(f)	Based on Simplify Ancorato Target 25 Distribution ETF.
(g)	Based on Simplify Barrier Income ETF.

See Notes to Financial Statements.

Simplify Multi-QIS Alternative ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

Abbreviations:

BNP	:	BNP Paribas
BOFA	:	Bank of America
CITI	:	Citigroup, NA
SOFR	:	Secured Overnight Financing Rate
UBS	:	UBS AG

See Notes to Financial Statements.

Simplify Volatility Premium ETF

Consolidated Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 125.6%
U.S. Treasury Bill, 3.69%, 7/16/2026(a)	$85,000,000	$84,872,500
U.S. Treasury Bill, 3.67%, 7/28/2026(a)	27,500,000	27,425,374
U.S. Treasury Bill, 3.71%, 8/4/2026(a)	37,000,000	36,874,243
U.S. Treasury Bill, 3.70%, 8/18/2026(a)	80,000,000	79,612,800
U.S. Treasury Bill, 3.71%, 9/22/2026(a)	6,000,000	5,949,727
U.S. Treasury Bill, 3.84%, 10/20/2026(a)(b)	450,000,000	444,776,063
Total U.S. Treasury Bills (Cost $679,535,903)		679,510,707

	Shares
U.S. Exchange-Traded Funds – 53.0%
Alternative Funds – 7.0%
Simplify Multi-QIS Alternative ETF(c)	3,777,620	37,864,596

Equity Funds – 20.8%
Simplify Next Intangible Core Index ETF(c)	822,303	28,648,214
Simplify Piper Sandler US Small-Cap PLUS Income ETF(c)	91,464	3,149,398
Simplify US Equity Income ETF(c)	1,634,812	80,414,767
		112,212,379
Fixed Income Funds – 25.2%
Simplify Aggregate Bond ETF(c)	2,109,127	42,541,092
Simplify National Muni Bond ETF(c)	1,553,376	38,680,150
Simplify Target 15 Distribution ETF(c)	624,406	15,472,781
Simplify Treasury Option Income ETF(c)	1,700,000	39,814,000
		136,508,023
Total U.S. Exchange-Traded Funds (Cost $314,760,329)		286,584,998

Money Market Fund – 2.1%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(d) (Cost $11,122,500)	11,122,500	11,122,500

	Number of Contracts	Notional Amount
Purchased Options – 0.0%†
Calls – Exchange-Traded – 0.0%†
CBOE Volatility Index, July Strike Price $70, Expires 7/23/26	30,000	210,000,000	120,000

Puts – Exchange-Traded – 0.0%†
S&P 500 Index, July Strike Price $6,625, Expires 7/2/26	90	59,625,000	450
S&P 500 Index, July Strike Price $6,725, Expires 7/6/26	88	59,180,000	1,320
S&P 500 Index, July Strike Price $5,800, Expires 7/7/26	94	54,520,000	705
S&P 500 Index, July Strike Price $6,200, Expires 7/8/26	86	53,320,000	1,075
S&P 500 Index, July Strike Price $6,000, Expires 7/9/26	90	54,000,000	1,125
S&P 500 Index, July Strike Price $5,800, Expires 7/10/26	78	45,240,000	1,560
S&P 500 Index, July Strike Price $6,100, Expires 7/13/26	81	49,410,000	3,240
S&P 500 Index, July Strike Price $6,275, Expires 7/14/26	84	52,710,000	6,930
S&P 500 Index, July Strike Price $6,575, Expires 7/15/26	88	57,860,000	14,080
S&P 500 Index, July Strike Price $6,525, Expires 7/16/26	85	55,462,500	15,088
S&P 500 Index, July Strike Price $6,200, Expires 7/17/26	85	52,700,000	10,837
S&P 500 Index, July Strike Price $6,480, Expires 7/20/26	87	56,376,000	19,792
S&P 500 Index, July Strike Price $6,450, Expires 7/21/26	87	56,115,000	22,838
S&P 500 Index, July Strike Price $6,200, Expires 7/22/26	82	50,840,000	17,220

See Notes to Financial Statements.

Simplify Volatility Premium ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

	Number of Contracts	Notional Amount	Value
Purchased Options – 0.0%† (continued)
Puts – Exchange-Traded – 0.0%† (continued)
S&P 500 Index, July Strike Price $6,100, Expires 7/23/26	84	$51,240,000	$18,060
S&P 500 Index, July Strike Price $6,200, Expires 7/24/26	85	52,700,000	21,887
S&P 500 Index, July Strike Price $6,250, Expires 7/27/26	87	54,375,000	26,970
S&P 500 Index, July Strike Price $6,450, Expires 7/28/26	86	55,470,000	39,560
S&P 500 Index, July Strike Price $6,600, Expires 7/28/26	86	56,760,000	55,040
			277,777
Total Purchased Options (Cost $1,435,990)			397,777

Total Investments – 180.7% (Cost $1,006,854,722)			$977,615,982
Liabilities in Excess of Other Assets – -80.7%			(436,728,896)
Net Assets – 100.0%			$540,887,086

†	Less than 0.05%
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Security, or a portion thereof, in the amount of $444,771,000 has been pledged as collateral for reverse repurchase agreements as of June 30, 2026. See note 5 for additional information
(c)	Affiliated fund managed by Simplify Asset Management Inc.
(d)	Rate shown reflects the 7-day yield as of June 30, 2026.

At June 30, 2026, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Short position contracts:
CBOE VIX Future	(4,611)	$(82,770,678)	7/22/26	$8,399,938
CBOE VIX Future	(3,132)	(59,348,268)	8/19/26	2,566,457
Total net unrealized appreciation				$10,966,395

See Notes to Financial Statements.

Simplify Volatility Premium ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Aggregate Bond ETF	$107,188,763	$5,188,775	$(69,648,906)*	$1,334,073	$(1,521,613)	$42,541,092	2,109,127	$3,318,843	$—
Simplify Barrier Income ETF	28,842,000	—	(28,767,644)	1,180,914	(1,255,270)	—	—	524,493	—
Simplify Intermediate Term Treasury Futures Strategy ETF	39,352,785	—	(38,850,040)	(2,629,954)	2,127,209	—	—	126,809	—
Simplify Multi-QIS Alternative ETF	86,368,364	39,752,435	(45,162,107)	(10,021,008)	(33,073,088)	37,864,596	3,777,620	840,524	—
Simplify National Muni Bond ETF	67,824,759	—	(28,033,328)	(1,270,633)	159,352	38,680,150	1,553,376	1,972,787	—
Simplify Next Intangible Core Index ETF	686,375	24,696,533	—	—	3,265,306	28,648,214	822,303	158,597	—
Simplify Piper Sandler US Small-Cap PLUS Income ETF	2,530,809	—	—	—	618,589	3,149,398	91,464	54,349	—
Simplify Target 15 Distribution ETF	26,630,000	—	(9,998,962)	606,483	(1,764,740)	15,472,781	624,406	3,478,042	—
Simplify Treasury Option Income ETF	—	40,443,340	(449,577)**	449,577	(629,340)	39,814,000	1,700,000	1,377,000	—
Simplify US Equity Income ETF	85,560,543	48,253	(12,696,380)	818,185	6,684,166	80,414,767	1,634,812	5,834,404	2,527,877
	$444,984,398	$110,129,336	$(233,606,944)	$(9,532,363)	$(25,389,429)	$286,584,998	12,313,108	$17,685,848	$2,527,877

*	Fund has a Return of Capital of $(582,796)
**	Fund has a Return of Capital of $(449,577)

At June 30, 2026, open reverse repurchase agreements were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Payable for Reverse Repurchase Agreements
Morgan Stanley Capital Services LLC	3.80%	6/30/2026	7/2/2026	$435,841,280	$435,841,280
				$435,841,280	$435,841,280

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities

June 30, 2026

	Simplify Aggregate Bond ETF	Simplify Barrier Income ETF	Simplify Bond Bull ETF	Simplify China A Shares PLUS Income ETF
Assets
Investments in unaffiliated securities, at value	$524,717,804	$75,411,295	$55,760,573	$7,490,286
Investments in affiliated securities, at value	—	325,855,396	—	5,663,396
Cash	149,189	9,000	—	12,896
Unrealized appreciation on over the counter swaps	488,164	—	—	499,231
Receivables:
Other income	—	—	—	8,833
Due from affiliated fund	3,031,242	—	—	—
Due from broker	1,719,329	269,182	—	6
Interest	244,782	5,171	598	379
Total assets	530,350,510	401,550,044	55,761,171	13,675,027

Liabilities
Due to authorized participant	155,675	—	—	—
Payables:
Securities purchased	3,374,941	497,468	—	723
Written options	120,313	7,486,402	—	—
Investment advisory fees	103,649	226,174	22,641	9,505
Total liabilities	3,754,578	8,210,044	22,641	10,228
Net Assets	$526,595,932	$393,340,000	$55,738,530	$13,664,799

Net Assets Consist of
Paid-in capital	$523,894,900	$391,987,367	$95,687,481	$12,048,373
Distributable earnings (loss)	2,701,032	1,352,633	(39,948,951)	1,616,426
Net Assets	$526,595,932	$393,340,000	$55,738,530	$13,664,799
Number of Common Shares outstanding	26,125,001	15,400,001	1,400,001	475,001
Net Asset Value, offering and redemption price per share	$20.16	$25.54	$39.81	$28.77
Investments, at cost	$521,345,642	$75,776,113	$70,554,079	$7,565,108
Investments in affiliated securities, at cost	$—	$326,150,064	$—	$5,670,003
Premiums received on written options	$195,155	$14,627,600	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2026

	Simplify Currency Strategy ETF	Simplify Enhanced Income ETF	Simplify Government Money Market ETF	Simplify Health Care ETF
Assets
Investments in unaffiliated securities, at value	$89,305,858	$7,077,428	$5,016,625,252	$346,987,539
Investments in affiliated securities, at value	259,415,556	63,524,192	—	—
Cash	—	30,300	—	—
Unrealized appreciation on over the counter swaps	—	363,357	—	—
Unrealized appreciation on forward foreign currency contracts	42,915,374	—	—	—
Receivables:
Interest	1,443	852	6,915,283	13,160
Dividends	—	1,200	—	30,130
Foreign tax reclaim	—	—	—	89,906
Capital shares	—	—	58,039,864	—
Due from broker	—	442	—	—
Securities sold	—	—	—	11,617,484
Total assets	391,638,231	70,997,771	5,081,580,399	358,738,219

Liabilities
Due to custodian	38	—	13,944,431	—
Unrealized depreciation on forward foreign currency contracts	26,251,921	—	—	—
Payables:
Investment advisory fees	198,600	29,949	610,550	124,688
Securities purchased	—	—	29,567,222	—
Total liabilities	26,450,559	29,949	44,122,203	124,688
Net Assets	$365,187,672	$70,967,822	$5,037,458,196	$358,613,531

Net Assets Consist of
Paid-in capital	$352,930,854	$89,046,932	$5,037,710,714	$337,542,245
Distributable earnings (loss)	12,256,818	(18,079,110)	(252,518)	21,071,286
Net Assets	$365,187,672	$70,967,822	$5,037,458,196	$358,613,531
Number of Common Shares outstanding	12,250,001	3,275,001	50,340,001	9,150,001
Net Asset Value, offering and redemption price per share	$29.81	$21.67	$100.07	$39.19
Investments, at cost	$89,321,693	$7,692,155	$5,016,876,424	$308,896,812
Investments in affiliated securities, at cost	$259,646,283	$63,522,652	$—	$—
Foreign currency, at cost	$38	$—	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2026

	Simplify Hedged Equity ETF	Simplify High Yield ETF	Simplify Interest Rate Hedge ETF	Simplify Intermediate Term Treasury Futures Strategy ETF
Assets
Investments in unaffiliated securities, at value	$317,944,901	$101,757,175	$111,225,291	$76,080
Investments in affiliated securities, at value	—	294,566,879	37,651,677	65,689,390
Cash	—	111,347	—	—
Unrealized appreciation on written options	—	—	28,680,737	—
Unrealized appreciation on over the counter swaps	—	1,268,674	2,678	—
Receivables:
Interest	726	2,341	848	277
Due from broker	223	7,364,527	42,144	505,150
Dividends	—	16,988	—	—
Total assets	317,945,850	405,087,931	177,603,375	66,270,897

Liabilities
Unrealized depreciation on over the counter swaps	—	3,214,416	—	—
Unrealized depreciation on centrally cleared swaps	—	2,703,740	—	—
Payables:
Written options	4,166,610	—	—	—
Investment advisory fees	103,909	82,390	88,679	14,436
Premium received on swaps	—	4,543,487	—	—
Securities purchased	—	1,000,747	1,708,922	—
Total liabilities	4,270,519	11,544,780	1,797,601	14,436
Net Assets	$313,675,331	$393,543,151	$175,805,774	$66,256,461

Net Assets Consist of
Paid-in capital	$313,859,047	$422,303,303	$188,531,711	$99,289,431
Distributable earnings (loss)	(183,716)	(28,760,152)	(12,725,937)	(33,032,970)
Net Assets	$313,675,331	$393,543,151	$175,805,774	$66,256,461
Number of Common Shares outstanding	9,375,001	18,700,001	4,050,001	5,175,001
Net Asset Value, offering and redemption price per share	$33.46	$21.05	$43.41	$12.80
Investments, at cost	$262,988,746	$101,777,139	$129,826,247	$76,080
Investments in affiliated securities, at cost	$—	$296,983,666	$37,642,868	$65,673,982
Premiums received on written options	$4,655,820	$—	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2026

	Simplify MBS ETF	Simplify Next Intangible Core Index ETF	Simplify Short Term Treasury Futures Strategy ETF	Simplify Target 15 Distribution ETF
Assets
Investments in unaffiliated securities, at value	$1,647,686,713	$40,916,623	$109,778,626	$20,480,050
Investments in affiliated securities, at value	1,461,720,306	—	649,975,551	48,188,896
Cash	—	—	—	47,100
Receivables:
Securities sold	1,255,074,112	—	—	89,600
Interest	3,831	—	16,090	669
Dividends	—	18,584	—	—
Due from broker	—	—	—	124,570
Total assets	4,364,484,962	40,935,207	759,770,267	68,930,885

Liabilities
Payables:
Securities purchased	2,818,944,757	—	6,487,421	2,490,244
Investment advisory fees	191,837	8,332	151,494	38,236
Due to broker	—	—	2,087,070	—
Written options	—	—	—	1,148,467
Total liabilities	2,819,136,594	8,332	8,725,985	3,676,947
Net Assets	$1,545,348,368	$40,926,875	$751,044,282	$65,253,938

Net Assets Consist of
Paid-in capital	$1,559,394,880	$39,178,288	$836,248,753	$65,311,713
Distributable earnings (loss)	(14,046,512)	1,748,587	(85,204,471)	(57,775)
Net Assets	$1,545,348,368	$40,926,875	$751,044,282	$65,253,938
Number of Common Shares outstanding	31,450,001	1,175,001	36,725,001	2,650,001
Net Asset Value, offering and redemption price per share	$49.14	$34.83	$20.45	$24.62
Investments, at cost	$1,643,975,006	$37,033,792	$109,789,243	$20,555,360
Investments in affiliated securities, at cost	$1,462,079,408	$—	$649,937,040	$48,208,436
Premiums received on written options	$—	$—	$—	$2,814,925

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2026

	Simplify Tax Aware Alternatives ETF	Simplify Tax Aware Diversified Income Strategy ETF	Simplify Treasury Option Income ETF	Simplify US Equity Income ETF
Assets
Investments in unaffiliated securities, at value	$2,509,007	$2,509,004	$129,926	$92,039,412
Investments in affiliated securities, at value	—	—	471,023,545	—
Unrealized appreciation on over the counter swaps	30,511	31,739	—	—
Receivables:
Interest	62	62	1,022	551
Capital shares	—	—	1,168,662	—
Due from broker	—	—	1,437,713	206
Securities sold	—	—	—	281,552
Total assets	2,539,580	2,540,805	473,760,868	92,321,721

Liabilities
Payables:
Investment advisory fees	298	310	129,954	38,672
Securities purchased	—	—	1,250,934	—
Unrealized depreciation on over the counter swaps	167,743	2,674	—	—
Written options	—	—	240,625	288,600
Total liabilities	168,041	2,984	1,621,513	327,272
Net Assets	$2,371,539	$2,537,821	$472,139,355	$91,994,449

Net Assets Consist of
Paid-in capital	$2,500,025	$2,495,025	$472,587,485	$82,835,380
Distributable earnings (loss)	(128,486)	42,796	(448,130)	9,159,069
Net Assets	$2,371,539	$2,537,821	$472,139,355	$91,994,449
Number of Common Shares outstanding	100,001	100,001	20,200,001	1,875,001
Net Asset Value, offering and redemption price per share	$23.72	$25.38	$23.37	$49.06
Investments, at cost	$2,509,030	$2,509,028	$129,926	$75,640,094
Investments in affiliated securities, at cost	$—	$—	$471,391,862	$—
Premiums received on written options	$—	$—	$390,295	$694,446

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2026

	Simplify US Equity PLUS Bitcoin Strategy ETF	Simplify US Equity PLUS Convexity ETF	Simplify US Equity PLUS Downside Convexity ETF	Simplify US Equity PLUS Managed Futures Strategy ETF
Assets
Investments, at value	$43,441,379	$111,527,298	$107,064,438	$181,979,293
Deposit at Broker for Futures Contracts	434,740	—	—	—
Unrealized appreciation on over the counter swaps	—	404,275	261,148	—
Unrealized appreciation on forward foreign currency contracts	—	—	352	—
Receivables:
Securities sold	808,780	—	—	—
Interest	1,096	823	658	724
Due from broker	122	145	—	1,287,097
Variation margin on futures contracts	—	—	—	97,800
Total assets	44,686,117	111,932,541	107,326,596	183,364,914

Liabilities
Payables:
Securities purchased	1,096,524	—	—	—
Investment advisory fees	17,785	45,379	43,713	14,297
Due to broker	—	—	—	—
Unrealized depreciation on futures contracts	—	—	—	19,984,413
Written options	—	243,600	471,355	—
Total liabilities	1,114,309	288,979	515,068	19,998,710
Net Assets	$43,571,808	$111,643,562	$106,811,528	$163,366,204

Net Assets Consist of
Paid-in capital	$41,914,594	$92,534,844	$149,635,598	$172,943,402
Distributable earnings (loss)	1,657,214	19,108,718	(42,824,070)	(9,577,198)
Net Assets	$43,571,808	$111,643,562	$106,811,528	$163,366,204
Number of Common Shares outstanding	925,001	2,450,001	2,575,001	6,200,001
Net Asset Value, offering and redemption price per share	$47.10	$45.57	$41.48	$26.35
Investments, at cost	$39,225,752	$80,257,208	$88,719,319	$173,972,625
Premiums received on written options	$—	$898,967	$1,805,809	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2026

Simplify VettaFi Private Credit Strategy ETF
Assets
Investments in unaffiliated securities, at value	$1,935,925
Investments in affiliated securities, at value	484,889
Unrealized appreciation on over the counter swaps	23,497
Receivables:
Interest	34
Total assets	2,444,345

Liabilities
Payables:
Investment advisory fees	1,501
Due to broker	70
Securities purchased	10
Unrealized depreciation on over the counter swaps	22,829
Total liabilities	24,410
Net Assets	$2,419,935

Net Assets Consist of
Paid-in capital	$2,888,423
Distributable earnings (loss)	(468,488)
Net Assets	$2,419,935
Number of Common Shares outstanding	125,001
Net Asset Value, offering and redemption price per share	$19.36
Investments, at cost	$1,936,099
Investments in affiliated securities, at cost	$498,767

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Assets and Liabilities

June 30, 2026

	Simplify Bitcoin Strategy ETF	Simplify DBi CTA Managed Futures Index ETF	Simplify Gold Strategy ETF	Simplify Multi-QIS Alternative ETF	Simplify Volatility Premium ETF
Assets
Investments in unaffiliated securities, at value	$117,747,273	$31,256,238	$44,387,232	$27,413,565	$691,030,984
Investments in affiliated securities, at value	—	—	20,493,388	17,843,860	286,584,998
Cash	2,130,963	35,180	3,363,754	103,879	3,070,959
Foreign currency at value	—	—	—	20,836	—
Unrealized appreciation on over the counter swaps	—	641,445	—	2,072,629	—
Receivables:
Due from broker	533,587	—	1,221,575	—	10,434,429
Securities sold	131,477	—	—	199,601	—
Interest	319	212	976	—	1,621
Dividends	—	—	—	6,843	—
Total assets	120,543,619	31,933,075	69,466,925	47,661,213	991,122,991

Liabilities
Due to affiliated fund	—	—	—	—	3,031,242
Unrealized depreciation on over the counter swaps	—	717,163	—	5,111,154	—
Payables:
Reverse repurchase agreement	94,916,545	—	29,056,085	—	435,841,280
Securities purchased	1,989,892	—	3,283,308	—	9,527,729
Distributions payable	224,800	—	—	—	—
Investment advisory fees	17,780	5,013	16,539	35,148	224,662
Due to broker	—	—	—	3,858,907	—
Capital shares	—	—	—	—	1,610,992
Total liabilities	97,149,017	722,176	32,355,932	9,005,209	450,235,905
Net Assets	$23,394,602	$31,210,899	$37,110,993	$38,656,004	$540,887,086

Net Assets Consist of
Paid-in capital	$62,378,473	$31,167,045	$44,578,390	$94,018,645	$609,918,440
Distributable earnings (loss)	(38,983,871)	43,854	(7,467,397)	(55,362,641)	(69,031,354)
Net Assets	$23,394,602	$31,210,899	$37,110,993	$38,656,004	$540,887,086
Number of Common Shares outstanding	2,810,001	1,225,001	1,175,001	3,850,001	33,575,001
Net Asset Value, offering and redemption price per share	$8.33	$25.48	$31.56	$10.04	$16.11
Investments, at cost	$125,669,282	$31,258,766	$44,754,770	$27,764,983	$692,094,393
Investments in affiliated securities, at cost	$—	$—	$20,490,681	$17,088,242	$314,760,329
Foreign currency, at cost	$—	$—	$—	$19,670	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations

For the Year Ended June 30, 2026

	Simplify Aggregate Bond ETF	Simplify Barrier Income ETF	Simplify Bond Bull ETF	Simplify China A Shares PLUS Income ETF
Investment Income
Unaffiliated dividend income	$13,388,568	$—	$—	$—
Affiliated dividend income	—	5,546,265	—	182,052
Interest income	1,274,507	1,988,178	4,424,196	268,265
Total income	14,663,075	7,534,443	4,424,196	450,317

Expenses
Investment advisory fees	1,839,114	1,415,194	467,396	103,192
Interest expense	6,083	1,515	3,082	14
Total expenses	1,845,197	1,416,709	470,478	103,206
Less fees waived:
Waiver	(919,557)	—	—	—
Net expenses	925,640	1,416,709	470,478	103,206
Net investment income (loss)	13,737,435	6,117,734	3,953,718	347,111

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(43,130)	(5,643,528)	(25,453,360)	(1,712,445)
Affiliated investments	—	(74,364)	—	(6,252)
In-kind redemptions	982,920	—	—	—
Futures	(2,166,647)	(4,286,150)	—	—
Swaps	2,407,531	—	—	4,954,182
Written options	11,194,043	17,313,542	—	989,197
Net realized gain (loss)	12,374,717	7,309,500	(25,453,360)	4,224,682
Net change in unrealized appreciation (depreciation) on:
Investments	(3,280,290)	(363,205)	(5,303,910)	(194,390)
Affiliated investments	—	(294,668)	—	(6,607)
Futures	(961,487)	—	—	—
Swaps	(1,231,285)	—	—	118,628
Written options	(1,213,056)	7,108,153	—	(9,729)
Net unrealized gain (loss)	(6,686,118)	6,450,280	(5,303,910)	(92,098)
Net realized and unrealized gain (loss)	5,688,599	13,759,780	(30,757,270)	4,132,584
Net Increase (Decrease) in Net Assets Resulting from Operations	$19,426,034	$19,877,514	$(26,803,552)	$4,479,695

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

For the Year Ended June 30, 2026

	Simplify Currency Strategy ETF	Simplify Enhanced Income ETF	Simplify Government Money Market ETF(1)	Simplify Health Care ETF
Investment Income
Unaffiliated dividend income*	$—	$—	$—	$2,459,419
Affiliated dividend income	2,254,020	3,993,891	—	—
Interest income	1,394,739	1,340,976	150,244,096	—
Total income	3,648,759	5,334,867	150,244,096	2,459,419

Expenses
Investment advisory fees	706,941	697,927	5,830,087	1,195,209
Interest expense	2,391	1,678	11,529	1,336
Total expenses	709,332	699,605	5,841,616	1,196,545
Net investment income (loss)	2,939,427	4,635,262	144,402,480	1,262,874

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	569	(26,751,828)	711,761	3,828,393
Affiliated investments	(4,504)	42,316	—	—
In-kind redemptions	—	70,151	—	23,806,081
Swaps	—	255,620	—	—
Written options	—	16,343,148	—	—
Forward foreign currency contracts	2,565,968	—	—	—
Foreign currency transactions	(1,510)	—	—	(198,198)
Net realized gain (loss)	2,560,523	(10,040,593)	711,761	27,436,276
Net change in unrealized appreciation (depreciation) on:
Investments	(16,051)	(2,692,839)	(251,172)	31,900,944
Affiliated investments	(230,727)	1,540	—	—
Forward foreign currency contracts	16,416,312	—	—	—
Foreign currency translations	(131)	—	—	—
Swaps	—	363,357	—	—
Written options	—	(175,355)	—	—
Net unrealized gain (loss)	16,169,403	(2,503,297)	(251,172)	31,900,944
Net realized and unrealized gain (loss)	18,729,926	(12,543,890)	460,589	59,337,220
Net Increase (Decrease) in Net Assets Resulting from Operations	$21,669,353	$(7,908,628)	$144,863,069	$60,600,094

* Withholding tax	$—	$—	$—	$61,077

(1)	For the period July 14, 2025 (commencement of operations) through June 30, 2026.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

For the Year Ended June 30, 2026

	Simplify Hedged Equity ETF	Simplify High Yield ETF	Simplify Interest Rate Hedge ETF	Simplify Intermediate Term Treasury Futures Strategy ETF
Investment Income
Unaffiliated dividend income	$3,845,575	$—	$—	$18,042
Affiliated dividend income	—	10,563,240	1,338,416	2,421,095
Interest income	—	5,211,947	4,557,376	718,403
Total income	3,845,575	15,775,187	5,895,792	3,157,540

Expenses
Investment advisory fees	1,604,416	2,076,439	862,155	212,165
Interest expense	4	1,573	5,154	4,435
Total expenses	1,604,420	2,078,012	867,309	216,600
Less fees waived:
Waiver	(320,883)	(1,038,219)	—	(36,475)
Net expenses	1,283,537	1,039,793	867,309	180,125
Net investment income (loss)	2,562,038	14,735,394	5,028,483	2,977,415

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(20,576,277)	(1,333,458)	19,421	(2,203)
Affiliated investments	—	(297,228)	12,636	54,163
In-kind redemptions	24,955,258	—	—	—
Futures	—	—	—	3,658,036
Swaps	—	(12,767,467)	20,499	—
Written options	(16,032,845)	1,192,322	(22,964,110)	—
Foreign currency transactions	—	—	—	6
Net realized gain (loss)	(11,653,864)	(13,205,831)	(22,911,554)	3,710,002
Net change in unrealized appreciation (depreciation) on:
Investments	35,107,326	284,659	(34,453,281)	5,408
Affiliated investments	—	(2,434,658)	8,809	15,408
Futures	—	—	—	(7,731,044)
Swaps	—	(7,551,469)	220	—
Written options	10,947,671	(506,201)	28,032,092	—
Net unrealized gain (loss)	46,054,997	(10,207,669)	(6,412,160)	(7,710,228)
Net realized and unrealized gain (loss)	34,401,133	(23,413,500)	(29,323,714)	(4,000,226)
Net Increase (Decrease) in Net Assets Resulting from Operations	$36,963,171	$(8,678,106)	$(24,295,231)	$(1,022,811)

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

For the Year Ended June 30, 2026

	Simplify MBS ETF	Simplify Next Intangible Core Index ETF	Simplify Short Term Treasury Futures Strategy ETF	Simplify Target 15 Distribution ETF
Investment Income
Unaffiliated dividend income	$—	$347,218	$—	$—
Affiliated dividend income	50,655,638	—	19,556,574	1,687,915
Interest income	9,869,331	—	6,517,788	866,338
Total income	60,524,969	347,218	26,074,362	2,554,253

Expenses
Investment advisory fees	3,971,511	76,311	1,706,679	478,669
Interest expense	12	—	153,496	744
Total expenses	3,971,523	76,311	1,860,175	479,413
Less fees waived:
Waiver	(1,588,605)	—	(214,989)	—
Net expenses	2,382,918	76,311	1,645,186	479,413
Net investment income (loss)	58,142,051	270,907	24,429,176	2,074,840

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	19,552,676	(2,227,867)	22,213	(1,994,256)
Affiliated investments	(184,984)	—	(284,466)	(27,670)
In-kind redemptions	—	2,796,020	—	—
Futures	—	—	(36,194,180)	(1,280,734)
Written options	—	—	—	7,942,648
Net realized gain (loss)	19,367,692	568,153	(36,456,433)	4,639,988
Net change in unrealized appreciation (depreciation) on:
Investments	(16,319,691)	3,692,586	3,722	(72,016)
Affiliated investments	(359,102)	—	38,511	(19,540)
Futures	—	—	(18,784,279)	—
Written options	—	—	—	1,377,028
Net unrealized gain (loss)	(16,678,793)	3,692,586	(18,742,046)	1,285,472
Net realized and unrealized gain (loss)	2,688,899	4,260,739	(55,198,479)	5,925,460
Net Increase (Decrease) in Net Assets Resulting from Operations	$60,830,950	$4,531,646	$(30,769,303)	$8,000,300

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

For the Year Ended June 30, 2026

	Simplify Tax Aware Alternatives ETF(1)	Simplify Tax Aware Diversified Income Strategy ETF(1)	Simplify Treasury Option Income ETF	Simplify US Equity Income ETF
Investment Income
Unaffiliated dividend income	$—	$—	$—	$1,200,000
Affiliated dividend income	—	—	12,315,784	—
Interest income	14,358	14,358	2,445,774	28,786
Total income	14,358	14,358	14,761,558	1,228,786

Expenses
Investment advisory fees	939	964	1,330,756	526,280
Interest expense	—	—	—	11
Total expenses	939	964	1,330,756	526,291
Less fees waived:
Waiver	(375)	(386)	—	—
Net expenses	564	578	1,330,756	526,291
Net investment income (loss)	13,794	13,780	13,430,802	702,495

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(25)	(25)	(1,993,281)	6,524,982
Affiliated investments	—	—	(73,745)	—
In-kind redemptions	—	—	—	7,264,840
Affiliated in-kind redemptions	—	—	4,095	—
Futures	—	—	3,326,267	—
Written options	—	—	13,029,867	(2,081,356)
Net realized gain (loss)	(25)	(25)	14,293,203	11,708,466
Net change in unrealized appreciation (depreciation) on:
Investments	(23)	(24)	13,448	9,119,325
Affiliated investments	—	—	(368,317)	—
Futures	—	—	(4,601,384)	—
Swaps	(137,232)	29,065	—	—
Written options	—	—	(807,350)	405,846
Net unrealized gain (loss)	(137,255)	29,041	(5,763,603)	9,525,171
Net realized and unrealized gain (loss)	(137,280)	29,016	8,529,600	21,233,637
Net Increase (Decrease) in Net Assets Resulting from Operations	$(123,486)	$42,796	$21,960,402	$21,936,132

(1)	For the period May 4, 2026 (commencement of operations) through June 30, 2026.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

For the Year Ended June 30, 2026

	Simplify US Equity PLUS Bitcoin Strategy ETF	Simplify US Equity PLUS Convexity ETF	Simplify US Equity PLUS Downside Convexity ETF	Simplify US Equity PLUS Managed Futures Strategy ETF(1)
Investment Income
Unaffiliated dividend income	$593,130	$1,129,045	$1,224,477	$584,140
Affiliated dividend income	—	—	—	22,707
Interest income	15,506	34,699	16,979	506,491
Total income	608,636	1,163,744	1,241,456	1,113,338

Expenses
Investment advisory fees	287,495	478,947	520,620	143,273
Interest expense	—	20	44	1,942
Total expenses	287,495	478,967	520,664	145,215
Less fees waived:
Waiver	—	—	—	(85,964)
Net expenses	287,495	478,967	520,664	59,251
Net investment income (loss)	321,141	684,777	720,792	1,054,087

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	126,721	(15,000,881)	(18,834,227)	(11,464)
In-kind redemptions	5,940,839	2,192,896	5,110,603	—
Futures	1,324,674	—	(314)	3,905,843
Swaps	—	271,788	171,153	—
Written options	—	8,684,767	10,148,206	—
Net realized gain (loss)	7,392,234	(3,851,430)	(3,404,579)	3,894,379
Net change in unrealized appreciation (depreciation) on:
Investments	1,090,947	13,600,009	11,478,777	8,006,668
Futures	(254,603)	—	—	232,083
Swaps	—	404,275	261,148	(19,984,413)
Written options	—	250,515	550,979	—
Net unrealized gain (loss)	836,344	14,254,799	12,290,904	(11,745,662)
Net realized and unrealized gain (loss)	8,228,578	10,403,369	8,886,325	(7,851,283)
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,549,719	$11,088,146	$9,607,117	$(6,797,196)

(1)	For the period December 8, 2025 (commencement of operations) through June 30, 2026.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

For the Year Ended June 30, 2026

Simplify VettaFi Private Credit Strategy ETF(1)
Investment Income
Affiliated dividend income	$4,496
Interest income	63,882
Total income	68,378

Expenses
Investment advisory fees	13,374
Total expenses	13,374
Net investment income (loss)	55,004

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	231
Swaps	(435,998)
Net realized gain (loss)	(435,767)
Net change in unrealized appreciation (depreciation) on:
Investments	(175)
Affiliated investments	(13,878)
Swaps	668
Net unrealized gain (loss)	(13,385)
Net realized and unrealized gain (loss)	(449,152)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(394,148)

(1)	For the period September 22, 2025 (commencement of operations) through June 30, 2026.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Operations

For the Year Ended June 30, 2026

	Simplify Bitcoin Strategy ETF	Simplify DBi CTA Managed Futures Index ETF(1)	Simplify Gold Strategy ETF	Simplify Multi-QIS Alternative ETF	Simplify Volatility Premium ETF
Investment Income
Unaffiliated dividend income	$2,940	$—	$—	$—	$—
Affiliated dividend income	—	—	1,137,955	830,310	17,685,848
Interest income	413,181	200,316	570,061	2,106,338	13,756,972
Total income	416,121	200,316	1,708,016	2,936,648	31,442,820

Expenses
Investment advisory fees	360,824	10,812	231,441	619,308	3,326,399
Interest on reverse repurchase agreement	194,196	—	3,158	—	975,484
Interest expense	3,134	—	14,498	17,024	288,997
Total expenses	558,154	10,812	249,097	636,332	4,590,880
Net investment income (loss)	(142,033)	189,504	1,458,919	2,300,316	26,851,940

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(46,749,331)	—	(6,336,598)	(16,685,384)	(72,853,359)
Affiliated investments	—	—	(41,501)	443,441	(9,532,363)
Capital gain distributions from affiliated funds	—	—	—	—	2,527,877
Futures	3,452,000	—	9,410,912	(917,466)	99,496,030
Swaps	—	55,096	—	(32,247,253)	—
Written options	9,636,813	—	3,052,250	4,341,317	46,387,539
Forward foreign currency contracts	—	—	—	75,914	—
Foreign currency transactions	—	—	—	(8,848)	—
Net realized gain (loss)	(33,660,518)	55,096	6,085,063	(44,998,279)	66,025,724
Net change in unrealized appreciation (depreciation) on:
Investments	(9,668,912)	(2,528)	(619,846)	(2,672,757)	(20,139,796)
Affiliated investments	—	—	2,708	827,599	(25,389,429)
Forward foreign currency contracts	—	—	—	84,419	—
Foreign currency translations	—	—	—	(178)	—
Futures	(516,827)	—	(5,455,210)	—	(1,186,565)
Swaps	—	(75,718)	—	(932,023)	—
Written options	(92,179)	—	(23,817)	(235,000)	(2,890,350)
Net unrealized gain (loss)	(10,277,918)	(78,246)	(6,096,165)	(2,927,940)	(49,606,140)
Net realized and unrealized gain (loss)	(43,938,436)	(23,150)	(11,102)	(47,926,219)	16,419,584
Net Increase (Decrease) in Net Assets Resulting from Operations	$(44,080,469)	$166,354	$1,447,817	$(45,625,903)	$43,271,524

(1)	For the period February 17, 2026 (commencement of operations) through June 30, 2026.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Aggregate Bond ETF		Simplify Barrier Income ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2026	For the period April 14, 2025(1) to June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$13,737,435	$9,374,812	$6,117,734	$229,960
Net realized gain (loss)	12,374,717	(6,754,500)	7,309,500	1,703,175
Net change in net unrealized appreciation (depreciation)	(6,686,118)	10,245,002	6,450,280	31,432
Net increase (decrease) in net assets resulting from operations	19,426,034	12,865,314	19,877,514	1,964,567

Distributions to Shareholders from:
Distributions	(18,180,157)	(9,356,735)	(19,782,447)	(707,001)
Return of capital	(9,341,345)	(10,913,767)	(4,628,806)	—
Total distributions	(27,521,502)	(20,270,502)	(24,411,253)	(707,001)

Fund Shares Transactions
Proceeds from shares sold	331,983,675	157,247,218	432,760,299	33,922,731
Value of shares redeemed	(122,223,118)	(32,248,571)	(70,066,857)	—
Net increase (decrease) in net assets resulting from fund share transactions	209,760,557	124,998,647	362,693,442	33,922,731
Total net increase (decrease) in Net Assets	201,665,089	117,593,459	358,159,703	35,180,297

Net Assets
Beginning of year	324,930,843	207,337,384	35,180,297	—
End of year	$526,595,932	$324,930,843	$393,340,000	$35,180,297

Changes in Shares Outstanding
Shares outstanding, beginning of year	15,900,001	10,000,001	1,350,001	—
Shares sold	16,150,000	7,475,000	16,775,000	1,350,001 (2)
Shares redeemed	(5,925,000)	(1,575,000)	(2,725,000)	—
Shares outstanding, end of year	26,125,001	15,900,001	15,400,001	1,350,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Bond Bull ETF		Simplify China A Shares PLUS Income ETF
	Year Ended June 30, 2026	For the period December 9, 2024(1) to June 30, 2025	Year Ended June 30, 2026	For the period January 13, 2025(1) to June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,953,718	$2,495,360	$347,111	$152,713
Net realized gain (loss)	(25,453,360)	(883)	4,224,682	1,378,685
Net change in net unrealized appreciation (depreciation)	(5,303,910)	(9,489,595)	(92,098)	509,900
Net increase (decrease) in net assets resulting from operations	(26,803,552)	(6,995,118)	4,479,695	2,041,298

Distributions	(4,100,373)	(2,051,251)	(4,814,567)	(90,000)

Fund Shares Transactions
Proceeds from shares sold	10,470,672	183,220,251	2,667,202	10,714,545
Variable transaction fees (see Note 8)	1,243,535	1,677,081	2,184	33,568
Value of shares redeemed	(77,707,160)	(23,215,555)	—	(1,369,126)
Net increase (decrease) in net assets resulting from fund share transactions	(65,992,953)	161,681,777	2,669,386	9,378,987
Total net increase (decrease) in Net Assets	(96,896,878)	152,635,408	2,334,514	11,330,285

Net Assets
Beginning of period	152,635,408	—	11,330,285	—
End of period	$55,738,530	$152,635,408	$13,664,799	$11,330,285

Changes in Shares Outstanding
Shares outstanding, beginning of period	3,125,001	—	375,001	—
Shares sold	250,000	3,550,001 (2)	100,000	425,001 (2)
Shares redeemed	(1,975,000)	(425,000)	—	(50,000)
Shares outstanding, end of period	1,400,001	3,125,001	475,001	375,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Currency Strategy ETF		Simplify Enhanced Income ETF
	Year Ended June 30, 2026	For the period February 3, 2025(1) to June 30, 2025	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$2,939,427	$166,867	$4,635,262	$13,007,966
Net realized gain (loss)	2,560,523	(575,317)	(10,040,593)	(7,125,750)
Net change in net unrealized appreciation (depreciation)	16,169,403	247,489	(2,503,297)	2,054,898
Net increase (decrease) in net assets resulting from operations	21,669,353	(160,961)	(7,908,628)	7,937,114

Distributions to Shareholders from:
Distributions	(9,084,502)	(167,072)	(6,942,251)	(14,816,751)
Return of capital	—	(159,179)	(2,748,000)	(6,963,751)
Total distributions	(9,084,502)	(326,251)	(9,690,251)	(21,780,502)

Fund Shares Transactions
Proceeds from shares sold	345,379,168	21,661,338	17,434,532	166,862,287
Value of shares redeemed	(7,720,320)	(6,230,153)	(121,034,275)	(396,338,890)
Net increase (decrease) in net assets resulting from fund share transactions	337,658,848	15,431,185	(103,599,743)	(229,476,603)
Total net increase (decrease) in Net Assets	350,243,699	14,943,973	(121,198,622)	(243,319,991)

Net Assets
Beginning of year	14,943,973	—	192,166,444	435,486,435
End of year	$365,187,672	$14,943,973	$70,967,822	$192,166,444

Changes in Shares Outstanding
Shares outstanding, beginning of year	575,001	—	7,950,001	17,925,001
Shares sold	11,950,000	825,001 (2)	750,000	7,000,000
Shares redeemed	(275,000)	(250,000)	(5,425,000)	(16,975,000)
Shares outstanding, end of year	12,250,001	575,001	3,275,001	7,950,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Government Money Market ETF	Simplify Health Care ETF
	For the period July 14, 2025(1) to June 30, 2026	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$144,402,480	$1,262,874	$869,496
Net realized gain (loss)	711,761	27,436,276	(4,804,530)
Net change in net unrealized appreciation (depreciation)	(251,172)	31,900,944	(2,184,220)
Net increase (decrease) in net assets resulting from operations	144,863,069	60,600,094	(6,119,254)

Distributions to Shareholders from:
Distributions	(145,115,587)	(2,003,750)	(677,797)
Return of capital	(1,283,417)	—	—
Total distributions	(146,399,004)	(2,003,750)	(677,797)

Fund Shares Transactions
Proceeds from shares sold	6,093,119,086	326,908,930	126,501,083
Value of shares redeemed	(1,054,124,955)	(157,459,483)	(126,305,541)
Net increase (decrease) in net assets resulting from fund share transactions	5,038,994,131	169,449,447	195,542
Total net increase (decrease) in Net Assets	5,037,458,196	228,045,791	(6,601,509)

Net Assets
Beginning of year	—	130,567,740	137,169,249
End of year	$5,037,458,196	$358,613,531	$130,567,740

Changes in Shares Outstanding
Shares outstanding, beginning of year	—	4,350,001	4,375,001
Shares sold	60,860,001 (2)	9,275,000	4,000,000
Shares redeemed	(10,520,000)	(4,475,000)	(4,025,000)
Shares outstanding, end of year	50,340,001	9,150,001	4,350,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”), represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Hedged Equity ETF		Simplify High Yield ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$2,562,038	$2,872,236	$14,735,394	$6,123,503
Net realized gain (loss)	(11,653,864)	19,851,688	(13,205,831)	9,703,891
Net change in net unrealized appreciation (depreciation)	46,054,997	(1,046,436)	(10,207,669)	3,935,138
Net increase (decrease) in net assets resulting from operations	36,963,171	21,677,488	(8,678,106)	19,762,532

Distributions to Shareholders from:
Distributions	(3,970,000)	(3,789,501)	(22,357,304)	(16,269,523)
Return of capital	—	—	(10,681,698)	—
Total distributions	(3,970,000)	(3,789,501)	(33,039,002)	(16,269,523)

Fund Shares Transactions
Proceeds from shares sold	89,946,976	304,053,693	302,666,668	210,661,410
Value of shares redeemed	(140,891,273)	(158,981,128)	(112,734,198)	(124,994,410)
Net increase (decrease) in net assets resulting from fund share transactions	(50,944,297)	145,072,565	189,932,470	85,667,000
Total net increase (decrease) in Net Assets	(17,951,126)	162,960,552	148,215,362	89,160,009

Net Assets
Beginning of year	331,626,457	168,665,905	245,327,789	156,167,780
End of year	$313,675,331	$331,626,457	$393,543,151	$245,327,789

Changes in Shares Outstanding
Shares outstanding, beginning of year	11,025,001	6,100,001	10,575,001	6,800,001
Shares sold	2,850,000	10,400,000	13,325,000	9,125,000
Shares redeemed	(4,500,000)	(5,475,000)	(5,200,000)	(5,350,000)
Shares outstanding, end of year	9,375,001	11,025,001	18,700,001	10,575,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Interest Rate Hedge ETF		Simplify Intermediate Term Treasury Futures Strategy ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$5,028,483	$5,380,586	$2,977,415	$5,296,947
Net realized gain (loss)	(22,911,554)	16,088,323	3,710,002	(8,736,038)
Net change in net unrealized appreciation (depreciation)	(6,412,160)	(4,513,373)	(7,710,228)	6,999,963
Net increase (decrease) in net assets resulting from operations	(24,295,231)	16,955,536	(1,022,811)	3,560,872

Distributions	(15,135,780)	(5,568,494)	(2,946,750)	(5,351,475)

Fund Shares Transactions
Proceeds from shares sold	116,222,011	73,926,807	54,132,885	164,400,307
Variable transaction fees (see Note 8)	1,434,959	1,514,407	—	—
Value of shares redeemed	(58,471,424)	(76,218,164)	(136,593,635)	(58,601,028)
Net increase (decrease) in net assets resulting from fund share transactions	59,185,546	(776,950)	(82,460,750)	105,799,279
Total net increase (decrease) in Net Assets	19,754,535	10,610,092	(86,430,311)	104,008,676

Net Assets
Beginning of year	156,051,239	145,441,147	152,686,772	48,678,096
End of year	$175,805,774	$156,051,239	$66,256,461	$152,686,772

Changes in Shares Outstanding
Shares outstanding, beginning of year	2,900,001	3,025,001	11,325,001	3,750,001
Shares sold	2,450,000	1,400,000	4,025,000	12,075,000
Shares redeemed	(1,300,000)	(1,525,000)	(10,175,000)	(4,500,000)
Shares outstanding, end of year	4,050,001	2,900,001	5,175,001	11,325,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify MBS ETF		Simplify Next Intangible Core Index ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$58,142,051	$63,584,846	$270,907	$12,206
Net realized gain (loss)	19,367,692	(14,741,027)	568,153	232,409
Net change in net unrealized appreciation (depreciation)	(16,678,793)	17,945,205	3,692,586	99,254
Net increase (decrease) in net assets resulting from operations	60,830,950	66,789,024	4,531,646	343,869

Distributions to Shareholders from:
Distributions	(76,504,626)	(64,435,827)	(208,585)	(54,898)
Return of capital	(18,389,627)	(22,181,637)	—	—
Total distributions	(94,894,253)	(86,617,464)	(208,585)	(54,898)

Fund Shares Transactions
Proceeds from shares sold	410,568,076	1,212,434,602	49,383,962	2,207,995
Value of shares redeemed	(204,062,150)	(570,007,354)	(14,318,835)	(3,579,083)
Net increase (decrease) in net assets resulting from fund share transactions	206,505,926	642,427,248	35,065,127	(1,371,088)
Total net increase (decrease) in Net Assets	172,442,623	622,598,808	39,388,188	(1,082,117)

Net Assets
Beginning of year	1,372,905,745	750,306,937	1,538,687	2,620,804
End of year	$1,545,348,368	$1,372,905,745	$40,926,875	$1,538,687

Changes in Shares Outstanding
Shares outstanding, beginning of year	27,425,001	14,900,001	50,001	100,001
Shares sold	8,150,000	23,950,000	1,575,000	75,000
Shares redeemed	(4,125,000)	(11,425,000)	(450,000)	(125,000)
Shares outstanding, end of year	31,450,001	27,425,001	1,175,001	50,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Short Term Treasury Futures Strategy ETF		Simplify Target 15 Distribution ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2026	For the period April 14, 2025(1) to June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$24,429,176	$27,341,016	$2,074,840	$280,008
Net realized gain (loss)	(36,456,433)	15,815,964	4,639,988	2,238,651
Net change in net unrealized appreciation (depreciation)	(18,742,046)	4,239,241	1,285,472	286,136
Net increase (decrease) in net assets resulting from operations	(30,769,303)	47,396,221	8,000,300	2,804,795

Distributions to Shareholders from:
Distributions	(21,507,501)	(27,674,131)	(9,740,869)	(1,122,001)
Return of capital	—	—	(3,186,494)	—
Total distributions	(21,507,501)	(27,674,131)	(12,927,363)	(1,122,001)

Fund Shares Transactions
Proceeds from shares sold	384,394,335	617,004,305	50,559,079	45,719,648
Value of shares redeemed	(247,243,982)	(509,635,263)	(27,780,520)	—
Net increase (decrease) in net assets resulting from fund share transactions	137,150,353	107,369,042	22,778,559	45,719,648
Total net increase (decrease) in Net Assets	84,873,549	127,091,132	17,851,496	47,402,442

Net Assets
Beginning of year	666,170,733	539,079,601	47,402,442	—
End of year	$751,044,282	$666,170,733	$65,253,938	$47,402,442

Changes in Shares Outstanding
Shares outstanding, beginning of year	30,250,001	25,275,001	1,800,001	—
Shares sold	18,025,000	28,050,000	1,950,000	1,800,001 (2)
Shares redeemed	(11,550,000)	(23,075,000)	(1,100,000)	—
Shares outstanding, end of year	36,725,001	30,250,001	2,650,001	1,800,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Tax Aware Alternatives ETF	Simplify Tax Aware Diversified Income Strategy ETF
	For the period May 4, 2026(1) to June 30, 2026	For the period May 4, 2026(1) to June 30, 2026
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$13,794	$13,780
Net realized gain (loss)	(25)	(25)
Net change in net unrealized appreciation (depreciation)	(137,255)	29,041
Net increase (decrease) in net assets resulting from operations	(123,486)	42,796

Distributions to Shareholders from:
Distributions	(5,000)	—
Return of capital	—	(5,000)
Total distributions	(5,000)	(5,000)

Fund Shares Transactions
Proceeds from shares sold	2,500,025	2,500,025
Value of shares redeemed	—	—
Net increase (decrease) in net assets resulting from fund share transactions	2,500,025	2,500,025
Total net increase (decrease) in Net Assets	2,371,539	2,537,821

Net Assets
Beginning of period	—	—
End of period	$2,371,539	$2,537,821

Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—
Shares sold	100,001 (2)	100,001 (2)
Shares redeemed	—	—
Shares outstanding, end of period	100,001	100,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Treasury Option Income ETF		Simplify US Equity Income ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$13,430,802	$10,742,177	$702,495	$579,457
Net realized gain (loss)	14,293,203	(10,313,326)	11,708,466	(923,475)
Net change in net unrealized appreciation (depreciation)	(5,763,603)	5,436,970	9,525,171	6,460,083
Net increase (decrease) in net assets resulting from operations	21,960,402	5,865,821	21,936,132	6,116,065

Distributions to Shareholders from:
Distributions	(16,668,148)	(11,594,163)	(11,174,970)	(580,268)
Return of capital	(11,063,604)	(8,307,884)	—	—
Total distributions	(27,731,752)	(19,902,047)	(11,174,970)	(580,268)

Fund Shares Transactions
Proceeds from shares sold	201,586,864	390,806,604	24,010,094	138,895,540
Value of shares redeemed	(66,953,528)	(173,020,408)	(59,444,640)	(35,827,455)
Net increase (decrease) in net assets resulting from fund share transactions	134,633,336	217,786,196	(35,434,546)	103,068,085
Total net increase (decrease) in Net Assets	128,861,986	203,749,970	(24,673,384)	108,603,882

Net Assets
Beginning of year	343,277,369	139,527,399	116,667,833	8,063,951
End of year	$472,139,355	$343,277,369	$91,994,449	$116,667,833

Changes in Shares Outstanding
Shares outstanding, beginning of year	14,500,001	5,675,001	2,625,001	200,001
Shares sold	8,525,000	15,925,000	500,000	3,275,000
Shares redeemed	(2,825,000)	(7,100,000)	(1,250,000)	(850,000)
Shares outstanding, end of year	20,200,001	14,500,001	1,875,001	2,625,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify US Equity PLUS Bitcoin Strategy ETF		Simplify US Equity PLUS Convexity ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$321,141	$377,174	$684,777	$660,704
Net realized gain (loss)	7,392,234	5,298,764	(3,851,430)	4,160,924
Net change in net unrealized appreciation (depreciation)	836,344	1,844,429	14,254,799	5,596,369
Net increase (decrease) in net assets resulting from operations	8,549,719	7,520,367	11,088,146	10,417,997

Distributions to Shareholders from:
Distributions	(320,507)	(440,000)	(912,500)	(716,500)
Return of capital	(146,993)	—	—	—
Total distributions	(467,500)	(440,000)	(912,500)	(716,500)

Fund Shares Transactions
Proceeds from shares sold	23,713,933	89,850,062	23,666,087	24,738,970
Value of shares redeemed	(63,790,686)	(42,890,542)	(5,544,149)	(24,451,145)
Net increase (decrease) in net assets resulting from fund share transactions	(40,076,753)	46,959,520	18,121,938	287,825
Total net increase (decrease) in Net Assets	(31,994,534)	54,039,887	28,297,584	9,989,322

Net Assets
Beginning of year	75,566,342	21,526,455	83,345,978	73,356,656
End of year	$43,571,808	$75,566,342	$111,643,562	$83,345,978

Changes in Shares Outstanding
Shares outstanding, beginning of year	1,825,001	625,001	2,025,001	2,025,001
Shares sold	550,000	2,325,000	550,000	675,000
Shares redeemed	(1,450,000)	(1,125,000)	(125,000)	(675,000)
Shares outstanding, end of year	925,001	1,825,001	2,450,001	2,025,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify US Equity PLUS Downside Convexity ETF		Simplify US Equity PLUS Managed Futures Strategy ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025	For the period December 8, 2025(1) to June 30, 2026
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$720,792	$904,473	$1,054,087
Net realized gain (loss)	(3,404,579)	15,684,174	3,894,379
Net change in net unrealized appreciation (depreciation)	12,290,904	(5,990,190)	(11,745,662)
Net increase (decrease) in net assets resulting from operations	9,607,117	10,598,457	(6,797,196)

Distributions	(1,065,000)	(1,088,500)	(2,780,001)

Fund Shares Transactions
Proceeds from shares sold	32,347,615	73,652,053	172,943,401
Value of shares redeemed	(22,291,300)	(109,134,887)	—
Net increase (decrease) in net assets resulting from fund share transactions	10,056,315	(35,482,834)	172,943,401
Total net increase (decrease) in Net Assets	18,598,432	(25,972,877)	163,366,204

Net Assets
Beginning of year	88,213,096	114,185,973	—
End of year	$106,811,528	$88,213,096	$163,366,204

Changes in Shares Outstanding
Shares outstanding, beginning of year	2,325,001	3,525,001	—
Shares sold	825,000	2,150,000	6,200,001 (2)
Shares redeemed	(575,000)	(3,350,000)	—
Shares outstanding, end of year	2,575,001	2,325,001	6,200,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

Simplify VettaFi Private Credit Strategy ETF
For the period September 22, 2025(1) to June 30, 2026
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$55,004
Net realized gain (loss)	(435,767)
Net change in net unrealized appreciation (depreciation)	(13,385)
Net increase (decrease) in net assets resulting from operations	(394,148)

Distributions to Shareholders from:
Distributions	(74,340)
Return of capital	(112,912)
Total distributions	(187,252)

Fund Shares Transactions
Proceeds from shares sold	3,001,335
Value of shares redeemed	—
Net increase (decrease) in net assets resulting from fund share transactions	3,001,335
Total net increase (decrease) in Net Assets	2,419,935

Net Assets
Beginning of period	—
End of period	$2,419,935

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	125,001 (2)
Shares redeemed	—
Shares outstanding, end of period	125,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares, (a “Creation Unit”), represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Changes in Net Assets

	Simplify Bitcoin Strategy ETF		Simplify DBi CTA Managed Futures Index ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025	For the period February 17, 2026(1) to June 30, 2026
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(142,033)	$1,216,845	$189,504
Net realized gain (loss)	(33,660,518)	12,998,170	55,096
Net change in net unrealized appreciation (depreciation)	(10,277,918)	3,409,297	(78,246)
Net increase (decrease) in net assets resulting from operations	(44,080,469)	17,624,312	166,354

Distributions to Shareholders from:
Distributions	(11,845,319)	(12,937,151)	(122,500)
Return of capital	(951,568)	—	—
Total distributions	(12,796,887)	(12,937,151)	(122,500)

Fund Shares Transactions
Proceeds from shares sold	34,590,426	49,258,948	31,167,045
Value of shares redeemed	(6,609,292)	(20,335,341)	—
Net increase (decrease) in net assets resulting from fund share transactions	27,981,134	28,923,607	31,167,045
Total net increase (decrease) in Net Assets	(28,896,222)	33,610,768	31,210,899

Net Assets
Beginning of year	52,290,824	18,680,056	—
End of year	$23,394,602	$52,290,824	$31,210,899

Changes in Shares Outstanding
Shares outstanding, beginning of year	1,680,001	740,001	—
Shares sold	1,610,000	1,760,000	1,225,001 (2)
Shares redeemed	(480,000)	(820,000)	—
Shares outstanding, end of year	2,810,001	1,680,001	1,225,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Changes in Net Assets (Continued)

	Simplify Gold Strategy ETF		Simplify Multi-QIS Alternative ETF
	Year Ended June 30, 2026	For the period December 2, 2024(1) to June 30, 2025	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$1,458,919	$398,252	$2,300,316	$3,972,836
Net realized gain (loss)	6,085,063	6,924,438	(44,998,279)	(15,212,010)
Net change in net unrealized appreciation (depreciation)	(6,096,165)	(96,346)	(2,927,940)	(88,545)
Net increase (decrease) in net assets resulting from operations	1,447,817	7,226,344	(45,625,903)	(11,327,719)

Distributions	(8,540,258)	(517,501)	(872,500)	(2,504,782)

Fund Shares Transactions
Proceeds from shares sold	39,324,620	28,885,871	42,066,585	10,302,302
Value of shares redeemed	(23,370,798)	(7,345,102)	(53,030,786)	(15,290,493)
Net increase (decrease) in net assets resulting from fund share transactions	15,953,822	21,540,769	(10,964,201)	(4,988,191)
Total net increase (decrease) in Net Assets	8,861,381	28,249,612	(57,462,604)	(18,820,692)

Net Assets
Beginning of year	28,249,612	—	96,118,608	114,939,300
End of year	$37,110,993	$28,249,612	$38,656,004	$96,118,608

Changes in Shares Outstanding
Shares outstanding, beginning of year	825,001	—	4,325,001	4,550,001
Shares sold	900,000	1,075,001 (2)	2,225,000	425,000
Shares redeemed	(550,000)	(250,000)	(2,700,000)	(650,000)
Shares outstanding, end of year	1,175,001	825,001	3,850,001	4,325,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Changes in Net Assets (Continued)

	Simplify Volatility Premium ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$26,851,940	$40,452,869
Net realized gain (loss)	66,025,724	(108,331,565)
Net change in net unrealized appreciation (depreciation)	(49,606,140)	32,692,623
Net increase (decrease) in net assets resulting from operations	43,271,524	(35,186,073)

Distributions to Shareholders from:
Distributions	(119,199,829)	(84,092,942)
Return of capital	(16,641,675)	(97,126,311)
Total distributions	(135,841,504)	(181,219,253)

Fund Shares Transactions
Proceeds from shares sold	62,598,795	474,837,239
Value of shares redeemed	(345,882,054)	(341,707,812)
Net increase (decrease) in net assets resulting from fund share transactions	(283,283,259)	133,129,427
Total net increase (decrease) in Net Assets	(375,853,239)	(83,275,899)

Net Assets
Beginning of year	916,740,325	1,000,016,224
End of year	$540,887,086	$916,740,325

Changes in Shares Outstanding
Shares outstanding, beginning of year	49,725,001	44,500,001
Shares sold	3,775,000	22,475,000
Shares redeemed	(19,925,000)	(17,250,000)
Shares outstanding, end of year	33,575,001	49,725,001

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statement of Cash Flows

For the Year Ended June 30, 2026

Simplify Bitcoin Strategy ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(44,080,469)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Purchases of long-term investment securities	(74,774,399)
Net purchases and sales in short term investments	897,361
Net proceeds from purchased and written options	(14,405,438)
Net change in unrealized (appreciation) / depreciation on investments	9,668,912
Net change in unrealized (appreciation) / depreciation on written options	92,179
Net realized (gain) / loss from sales of investments	46,749,331
Net realized (gain) / loss from written options	(9,636,813)
Proceeds from sale of securities	33,934,161
Net amortization of premium / (discount)	(391,955)
(Increase) Decrease in dividends and interest receivable	(319)
(Increase) Decrease in securities sold receivable	104,806
(Increase) Decrease in due from broker	(183,011)
Increase (Decrease) in investment advisory fees payable	(17,237)
Increase (Decrease) securities purchased payable	1,853,340
Net Cash Provided by / (Used for) Operating Activities	(50,189,551)

Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	34,590,426
Shares redeemed	(6,609,292)
Proceeds from reverse repurchase agreement	839,085,308
Payments made on reverse repurchase agreement	(802,711,619)
Distributions paid	(12,572,087)
Cash provided by (used for) financing activities	51,782,736
Net increase (decrease) in cash	1,593,185

Cash and Restricted Cash:
Cash and Restricted Cash, at beginning of period	537,778
Cash and Restricted Cash, at end of period	$2,130,963

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities:
Cash paid for interest on reverse repurchase agreements	$194,196

Reconciliation of Restricted and Unrestricted Cash at the beginning of year to the Statements of Assets and Liabilities
Cash	$537,778

Reconciliation of Restricted and Unrestricted Cash at the end of year to the Statements of Assets and Liabilities
Cash	$2,130,963

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statement of Cash Flows

For the Year Ended June 30, 2026

Simplify Gold Strategy ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$1,447,817

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Net purchases and sales in short term investments	(38,089,011)
Net proceeds from purchased and written options	(3,172,655)
Net change in unrealized (appreciation) / depreciation on investments	619,846
Net change in unrealized (appreciation) / depreciation on investments - Affiliated	(2,708)
Net change in unrealized (appreciation) / depreciation on written options	23,817
Net realized (gain) / loss from sales of investments	6,336,598
Net realized (gain) / loss from sales of investments - Affiliated	41,501
Net realized (gain) / loss from written options	(3,052,250)
Net amortization of premium / (discount)	(564,934)
(Increase) Decrease in dividends and interest receivable	(976)
(Increase) Decrease in investment securities sold	578,760
(Increase) Decrease in due from broker	(888,186)
Increase (Decrease) in investment advisory fees payable	4,648
Increase (Decrease) securities purchased payable	2,981,324
Net Cash Provided by / (Used for) Operating Activities	(33,736,409)

Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	39,324,620
Shares redeemed	(23,370,798)
Proceeds from reverse repurchase agreement	43,629,709
Payments made on reverse repurchase agreement	(14,573,624)
Distributions paid	(8,540,258)
Cash provided by (used for) financing activities	36,469,649
Net increase (decrease) in cash	2,733,240

Cash and Restricted Cash:
Cash and Restricted Cash, at beginning of period	630,514
Cash and Restricted Cash, at end of period	$3,363,754

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities:
Cash paid for interest on reverse repurchase agreements	$3,158

Reconciliation of Restricted and Unrestricted Cash at the beginning of period to the Statements of Assets and Liabilities
Cash	$630,514

Reconciliation of Restricted and Unrestricted Cash at the end of period to the Statements of Assets and Liabilities
Cash	$3,363,754

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statement of Cash Flows

For the Year Ended June 30, 2026

Simplify Volatility Premium ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$43,271,524

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Purchases of long-term investment securities	(110,129,336)
Net purchases and sales in short term investments	337,773,694
Net proceeds from purchased and written options	14,839,149
Return of capital distributions	1,032,373
Net change in unrealized (appreciation) / depreciation on investments	20,139,796
Net change in unrealized (appreciation) / depreciation on investments - Affiliated	25,389,429
Net change in unrealized (appreciation) / depreciation on written options	2,890,350
Net realized (gain) / loss from sales of investments	72,853,359
Net realized (gain) / loss from sales of investments – Affiliated	9,532,363
Net realized (gain) / loss from capital gain distributions from Affiliated funds	(2,527,877)
Net realized (gain) / loss from written options	(46,387,539)
Proceeds from sale of securities	235,494,737
Net amortization of premium / (discount)	(13,625,402)
(Increase) Decrease in dividends and interest receivable	(1,621)
(Increase) Decrease investment securities sold	4,848,299
(Increase) Decrease in tax reclaims	431
(Increase) Decrease in due from broker	(4,168,322)
Increase (Decrease) in due to Affiliated Fund	3,031,242
Increase (Decrease) in investment advisory fees payable	(134,439)
Increase (Decrease) securities purchased payable	8,282,117
Net Cash Provided by / (Used for) Operating Activities	602,404,327

Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	62,598,795
Shares redeemed	(348,421,608)
Proceeds from reverse repurchase agreement	3,998,379,044
Payments made on reverse repurchase agreement	(4,177,237,753)
Distributions paid	(135,841,504)
Cash provided by (used for) financing activities	(600,523,026)
Net increase (decrease) in cash	1,881,301

Cash and Restricted Cash:
Cash and Restricted Cash, at beginning of year	1,189,658
Cash and Restricted Cash, at end of year	$3,070,959

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities:
Cash paid for interest on reverse repurchase agreements	$975,484

Reconciliation of Restricted and Unrestricted Cash at the beginning of period to the Statements of Assets and Liabilities
Cash	$1,189,658

Reconciliation of Restricted and Unrestricted Cash at the end of period to the Statements of Assets and Liabilities
Cash	$3,070,959

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights

Simplify Aggregate Bond ETF	Years Ended June 30						Period Ended June 30,
Selected Per Share Data	2026	2025	2024		2023		2022(a)
Net Asset Value, beginning of period	$20.44	$20.73	$22.50		$23.64		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.77	0.73	0.89		0.55		0.13
Net realized and unrealized gain (loss)	0.46	0.53	(0.38	)(c)	(0.45)		(1.35)
Total from investment operations	1.23	1.26	0.51		0.10		(1.22)
Less distributions from:
Net investment income	(0.95)	(0.72)	(0.99)		(0.83)		(0.14)
Net realized gains	(0.05)	—	—		—		—
Return of capital	(0.51)	(0.83)	(1.29)		(0.41)		—
Total distributions	(1.51)	(1.55)	(2.28)		(1.24)		(0.14)
Net Asset Value, end of period	$20.16	$20.44	$20.73		$22.50		$23.64
Total Return (%)	6.14	6.19	2.48		0.49	(d)	(4.89	)(e)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$527	$325	$207		$12		$1
Ratio of expenses before fee waiver (%)	0.50 (f)	0.50 (f)	0.52	(f)(g)	0.87	(f)(h)	0.50	(f)(i)
Ratio of expenses after fee waiver (%)	0.25 (f)	0.25 (f)	0.26	(f)(g)	0.60	(f)(h)	0.25	(f)(i)
Ratio of net investment income (loss) (%)	3.73	3.51	4.19		2.44		1.43	(i)
Portfolio turnover rate (%)(j)	31	299	385		400		14	(e)

Simplify Barrier Income ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(k)
Net Asset Value, beginning of period	$26.06	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.82	0.20
Net realized and unrealized gain (loss)	1.87	1.42
Total from investment operations	2.69	1.62
Less distributions from:
Net investment income	(2.60)	(0.56)
Return of capital	(0.61)	—
Total distributions	(3.21)	(0.56)
Net Asset Value, end of period	$25.54	$26.06
Total Return (%)	11.00	6.52	(e)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$393	$35
Ratio of expenses (%)	0.75 (f)	0.75	(i)
Ratio of net investment income (loss) (%)	3.24	3.67	(i)
Portfolio turnover rate (%)(j)	0	0	(e)

(a)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Total Return would have been lower if certain expenses had not been waived/reimbursed by the Adviser.
(e)	Not annualized.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.36%.
(i)	Annualized.
(j)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(k)	For the period April 14, 2025 (commencement of operations) through June 30, 2025.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Bond Bull ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$48.84	$60.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.77	1.11
Net realized and unrealized gain (loss)	(9.63)	(12.31	)(c)
Total from investment operations	(7.86)	(11.20)
Variable transaction fees (see Note 8)	0.56	0.75
Less distributions from:
Net investment income	(1.73)	(0.71)
Total distributions	(1.73)	(0.71)
Net Asset Value, end of period	$39.81	$48.84
Total Return (%)	(14.96)	(17.43	)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$56	$153
Ratio of expenses (%)	0.50	0.50	(e)
Ratio of net investment income (loss) (%)	4.23	3.99	(e)
Portfolio turnover rate (%)(f)	0	0	(d)

Simplify China A Shares PLUS Income ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(g)
Net Asset Value, beginning of period	$30.21	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.88	0.41
Net realized and unrealized gain (loss)	10.42	4.95
Total from investment operations	11.30	5.36
Variable transaction fees (see Note 8)	0.01	0.09
Less distributions from:
Net investment income	(9.73)	(0.24)
Net realized gains	(3.02)	—
Total distributions	(12.75)	(0.24)
Net Asset Value, end of period	$28.77	$30.21
Total Return (%)	46.76	21.86	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$14	$11
Ratio of expenses (%)	0.88 (h)	0.88	(e)
Ratio of net investment income (loss) (%)	2.96	3.33	(e)
Portfolio turnover rate (%)(f)	0	0	(d)

(a)	For the period December 9, 2024 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period January 13, 2025 (commencement of operations) through June 30, 2025.
(h)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Currency Strategy ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$25.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.89	0.37
Net realized and unrealized gain (loss)	5.18	1.17	(c)
Total from investment operations	6.07	1.54
Less distributions from:
Net investment income	(2.25)	(0.28)
Return of capital	—	(0.27)
Total distributions	(2.25)	(0.55)
Net Asset Value, end of period	$29.81	$25.99
Total Return (%)	24.09	6.16	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$365	$15
Ratio of expenses (%)	0.75 (e)	0.81	(f)(g)
Ratio of net investment income (loss) (%)	3.12	3.61	(f)
Portfolio turnover rate (%)(h)	0	0	(d)

Simplify Enhanced Income ETF	Years Ended June 30			Period Ended June 30,
Selected Per Share Data	2026	2025	2024	2023(i)
Net Asset Value, beginning of period	$24.17	$24.29	$24.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.75	1.01	1.18	0.65
Net realized and unrealized gain (loss)	(1.72)	0.57 (c)	0.37	0.60
Total from investment operations	(0.97)	1.58	1.55	1.25
Less distributions from:
Net investment income	(1.10)	(1.16)	(1.48)	(1.23)
Net realized gains	—	—	(0.03)	(0.03)
Return of capital	(0.43)	(0.54)	(0.74)	—
Total distributions	(1.53)	(1.70)	(2.25)	(1.26)
Net Asset Value, end of period	$21.67	$24.17	$24.29	$24.99
Total Return (%)	(4.06)	6.95	6.51	5.07	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$71	$192	$435	$26
Ratio of expenses (%)	0.50 (e)	0.50	0.52 (j)	0.87	(f)(k)
Ratio of net investment income (loss) (%)	3.32	4.28	4.83	3.92	(f)
Portfolio turnover rate (%)(h)	0	0	0	0	(d)

(a)	For the period February 3, 2025 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Annualized.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.06%.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(i)	For the period October 28, 2022 (commencement of operations) through June 30, 2023.
(j)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(k)	The ratios of expenses to average net assets includes interest expense fees of 0.36%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Government Money Market ETF Selected Per Share Data	Period Ended June 30, 2026(a)
Net Asset Value, beginning of period	$100.00
Income (loss) from investment operations:
Net investment income (loss)(b)	3.56
Net realized and unrealized gain (loss)	0.07
Total from investment operations	3.63
Less distributions from:
Net investment income	(3.53)
Return of capital	(0.03)
Total distributions	(3.56)
Net Asset Value, end of period	$100.07
Total Return (%)	3.70	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$5,037
Ratio of expenses (%)	0.15	(d)
Ratio of net investment income (loss) (%)	3.70	(d)
Portfolio turnover rate (%)(e)	0	(c)

Simplify Health Care ETF	Years Ended June 30				Period Ended June 30,
Selected Per Share Data	2026	2025	2024	2023	2022(f)
Net Asset Value, beginning of period	$30.02	$31.35	$26.55	$24.58	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18	0.16	0.12	0.18	0.08
Net realized and unrealized gain (loss)	9.24	(1.36)	4.85	1.99	(0.42)
Total from investment operations	9.42	(1.20)	4.97	2.17	(0.34)
Less distributions from:
Net investment income	(0.25)	(0.13)	(0.17)	(0.20)	(0.08)
Total distributions	(0.25)	(0.13)	(0.17)	(0.20)	(0.08)
Net Asset Value, end of period	$39.19	$30.02	$31.35	$26.55	$24.58
Total Return (%)	31.50	(3.84)	18.83	8.81	(1.38	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$359	$131	$137	$59	$34
Ratio of expenses (%)	0.50	0.50	0.50	0.50	0.50	(d)
Ratio of net investment income (loss) (%)	0.53	0.52	0.44	0.72	0.45	(d)
Portfolio turnover rate (%)(e)	171	201	210	118	146	(c)

(a)	For the period July 14, 2025 (commencement of operations) through June 30, 2026.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(f)	For the period October 8, 2021 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Hedged Equity ETF	Years Ended June 30								Period Ended June 30,
Selected Per Share Data	2026		2025		2024		2023		2022(a)
Net Asset Value, beginning of period	$30.08		$27.65		$24.84		$22.99		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.25		0.28		0.30		0.24		0.18
Net realized and unrealized gain (loss)	3.53		2.51		3.59		2.58		(2.04)
Total from investment operations	3.78		2.79		3.89		2.82		(1.86)
Less distributions from:
Net investment income	(0.40)		(0.36)		(0.31)		(0.54)		(0.15)
Net realized gains	—		—		(0.77)		(0.43)		—
Total distributions	(0.40)		(0.36)		(1.08)		(0.97)		(0.15)
Net Asset Value, end of period	$33.46		$30.08		$27.65		$24.84		$22.99
Total Return (%)	12.64		10.13		16.08		12.65		(7.46	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$314		$332		$169		$107		$37
Ratio of expenses before fee waiver (%)	0.50	(d)	0.50	(d)	0.51	(d)(e)	0.73	(d)(i)	0.50	(d)(f)
Ratio of expenses after fee waiver (%)	0.40	(d)	0.42	(d)	0.51	(d)(e)	0.73	(d)(i)	0.50	(d)(f)
Ratio of net investment income (loss) (%)	0.80		0.97		1.19		1.02		1.16	(f)
Portfolio turnover rate (%)(g)	1		5		1		10		2	(c)

Simplify High Yield ETF	Years Ended June 30					Period Ended June 30,
Selected Per Share Data	2026	2025		2024	2023	2022(h)
Net Asset Value, beginning of period	$23.20	$22.97		$21.80	$22.23	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.79	0.98		1.12	0.67	0.01
Net realized and unrealized gain (loss)	(1.20)	1.95		1.40	0.76	(2.44)
Total from investment operations	(0.41)	2.93		2.52	1.43	(2.43)
Variable transaction fees (see Note 8)	—	—		—	—	0.01
Less distributions from:
Net investment income	(1.18)	(2.70)		(1.35)	(1.39)	(0.24)
Return of capital	(0.56)	—		—	(0.47)	(0.11)
Total distributions	(1.74)	(2.70)		(1.35)	(1.86)	(0.35)
Net Asset Value, end of period	$21.05	$23.20		$22.97	$21.80	$22.23
Total Return (%)	(1.88)	13.60		11.82	6.75	(9.74	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$394	$245		$156	$45	$30
Ratio of expenses before fee waiver (%)	0.50 (d)	0.50	(d)	0.50	0.51 (e)	0.50	(d)(f)
Ratio of expenses after fee waiver (%)	0.25 (d)	0.25	(d)	0.25	0.26 (e)	0.25	(d)(f)
Ratio of net investment income (loss) (%)	3.55	4.26		4.98	3.05	0.15	(f)
Portfolio turnover rate (%)(g)	55	622		0	0	77	(c)

(a)	For the period November 2, 2021 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(f)	Annualized.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.23%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Interest Rate Hedge ETF	Years Ended June 30
Selected Per Share Data	2026	2025	2024	2023	2022
Net Asset Value, beginning of period	$53.81	$48.08	$64.08	$57.25	$40.55
Income (loss) from investment operations:
Net investment income (loss)(a)	1.40	1.77	2.47	1.45	0.03
Net realized and unrealized gain (loss)	(7.49)	5.32	16.32	5.75	15.86
Total from investment operations	(6.09)	7.09	18.79	7.20	15.89
Variable transaction fees (see Note 8)	0.40	0.50	0.67	0.47	0.82
Less distributions from:
Net investment income	(2.23)	(1.86)	(3.96)	(0.84)	(0.01)
Net realized gains	(2.48)	—	(31.50)	—	—
Total distributions	(4.71)	(1.86)	(35.46)	(0.84)	(0.01)
Net Asset Value, end of period	$43.41	$53.81	$48.08	$64.08	$57.25
Total Return (%)	(11.44)	16.28	42.78	13.35	41.18
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$176	$156	$145	$218	$302
Ratio of expenses (%)	0.50 (b)	0.50	0.50	0.50	0.50
Ratio of net investment income (loss) (%)	2.92	3.56	3.80	2.26	0.05
Portfolio turnover rate (%)(c)	0	0	164	124	3

Simplify Intermediate Term Treasury Futures Strategy ETF	Years Ended June 30					Period Ended June 30,
Selected Per Share Data	2026		2025	2024	2023	2022(d)
Net Asset Value, beginning of period	$13.48		$12.98	$14.71	$18.28	$25.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.47		0.58	0.68	0.51	0.14
Net realized and unrealized gain (loss)	(0.68)		0.48 (e)	(1.84)	(3.53)	(6.74)
Total from investment operations	(0.21)		1.06	(1.16)	(3.02)	(6.60)
Less distributions from:
Net investment income	(0.47)		(0.56)	(0.57)	(0.55)	(0.12)
Total distributions	(0.47)		(0.56)	(0.57)	(0.55)	(0.12)
Net Asset Value, end of period	$12.80		$13.48	$12.98	$14.71	$18.28
Total Return (%)	(1.64)		8.42	(7.93)	(16.61)	(26.47	)(f)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$66		$153	$49	$53	$40
Ratio of expenses before fee waiver (%)	0.26	(b)(g)	0.25	0.25	0.27 (h)	0.25	(i)
Ratio of expenses after fee waiver (%)	0.21	(b)(g)	0.15	0.15	0.17 (h)	0.15	(i)
Ratio of net investment income (loss) (%)	3.51		4.43	5.08	3.16	0.85	(i)
Portfolio turnover rate (%)(c)	0		0	0	0	153	(f)

(a)	Per share numbers have been calculated using the average shares method.
(b)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(c)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(d)	For the period September 28, 2021 (commencement of operations) through June 30, 2022.
(e)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(f)	Not annualized.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(i)	Annualized.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify MBS ETF	Years Ended June 30		Period Ended June 30,
Selected Per Share Data	2026	2025	2024(a)
Net Asset Value, beginning of period	$50.06	$50.36	$50.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.83	2.23	1.66
Net realized and unrealized gain (loss)	0.23	0.47	0.45	(c)
Total from investment operations	2.06	2.70	2.11
Less distributions from:
Net investment income	(2.13)	(2.22)	(1.44)
Net realized gains	(0.27)	(0.01)	—
Return of capital	(0.58)	(0.77)	(0.31)
Total distributions	(2.98)	(3.00)	(1.75)
Net Asset Value, end of period	$49.14	$50.06	$50.36
Total Return (%)	4.18	5.52	4.24	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$1,545	$1,373	$750
Ratio of expenses before fee waiver (%)	0.25 (e)	0.25	0.27	(f)
Ratio of expenses after fee waiver (%)	0.15 (e)	0.15	0.17	(f)
Ratio of net investment income (loss) (%)	3.66	4.43	5.13	(f)
Portfolio turnover rate (%)(g)	1,639	1,376	769	(d)

Simplify Next Intangible Core Index ETF	Years Ended June 30		Period Ended June 30,
Selected Per Share Data	2026	2025	2024(h)
Net Asset Value, beginning of period	$30.77	$26.21	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.28	0.22	0.06
Net realized and unrealized gain (loss)	3.97	5.44	1.20
Total from investment operations	4.25	5.66	1.26
Less distributions from:
Net investment income	(0.19)	(0.26)	(0.05)
Net realized gains	—	(0.84)	—
Total distributions	(0.19)	(1.10)	(0.05)
Net Asset Value, end of period	$34.83	$30.77	$26.21
Total Return (%)	13.87	21.95	5.03	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$41	$2	$3
Ratio of expenses (%)	0.25	0.25	0.25	(f)
Ratio of net investment income (loss) (%)	0.89	0.79	1.18	(f)
Portfolio turnover rate (%)(g)	30	34	28	(d)

(a)	For the period November 7, 2023 (commencement of operations) through June 30, 2024.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Annualized.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	For the period April 16, 2024 (commencement of operations) through June 30, 2024.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Short Term Treasury Futures Strategy ETF	Years Ended June 30				Period Ended June 30,
Selected Per Share Data	2026		2025	2024	2023(a)
Net Asset Value, beginning of period	$22.02		$21.33	$22.66	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.77		0.98	1.14	0.68
Net realized and unrealized gain (loss)	(1.66)		0.70	(1.43)	(2.38)
Total from investment operations	(0.89)		1.68	(0.29)	(1.70)
Less distributions from:
Net investment income	(0.68)		(0.99)	(1.04)	(0.64)
Total distributions	(0.68)		(0.99)	(1.04)	(0.64)
Net Asset Value, end of period	$20.45		$22.02	$21.33	$22.66
Total Return (%)	(4.16)		8.04	(1.33)	(6.97	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$751		$666	$539	$534
Ratio of expenses before fee waiver (%)	0.27	(d)(e)	0.25	0.25	0.26	(f)(g)
Ratio of expenses after fee waiver (%)	0.24	(d)(e)	0.15	0.15	0.15	(f)(g)
Ratio of net investment income (loss) (%)	3.58		4.49	5.13	4.62	(f)
Portfolio turnover rate (%)(g)	0		0	0	0	(c)

Simplify Target 15 Distribution ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(i)
Net Asset Value, beginning of period	$26.33	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.83	0.20
Net realized and unrealized gain (loss)	2.45	1.78
Total from investment operations	3.28	1.98
Less distributions from:
Net investment income	(2.25)	(0.65)
Net realized gains	(1.51)	—
Return of capital	(1.23)	—
Total distributions	(4.99)	(0.65)
Net Asset Value, end of period	$24.62	$26.33
Total Return (%)	13.56	7.99	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$65	$47
Ratio of expenses (%)	0.75 (e)	0.75	(f)
Ratio of net investment income (loss) (%)	3.25	3.65	(f)
Portfolio turnover rate (%)(h)	0	0	(c)

(a)	For the period November 15, 2022 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Annualized.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(i)	For the period April 14, 2025 (commencement of operations) through June 30, 2025.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Tax Aware Alternatives ETF Selected Per Share Data	Period Ended June 30, 2026(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.14
Net realized and unrealized gain (loss)	(1.37)
Total from investment operations	(1.23)
Less distributions from:
Net investment income	(0.05)
Total distributions	(0.05)
Net Asset Value, end of period	$23.72
Total Return (%)	(4.94	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$2
Ratio of expenses before fee waiver (%)	0.25	(d)
Ratio of expenses after fee waiver (%)	0.15	(d)
Ratio of net investment income (loss) (%)	3.67	(d)
Portfolio turnover rate (%)(e)	0	(c)

Simplify Tax Aware Diversified Income Strategy ETF Selected Per Share Data	Period Ended June 30, 2026(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.14
Net realized and unrealized gain (loss)	0.29
Total from investment operations	0.43
Less distributions from:
Return of capital	(0.05)
Total distributions	(0.05)
Net Asset Value, end of period	$25.38
Total Return (%)	1.71	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$3
Ratio of expenses before fee waiver (%)	0.24	(d)
Ratio of expenses after fee waiver (%)	0.15	(d)
Ratio of net investment income (loss) (%)	3.57	(d)
Portfolio turnover rate (%)(e)	0	(c)

(a)	For the period May 4, 2026 (commencement of operations) through June 30, 2026.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Treasury Option Income ETF	Years Ended June 30			Period Ended June 30,
Selected Per Share Data	2026	2025	2024	2023(a)
Net Asset Value, beginning of period	$23.68	$24.59	$25.06	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.83	1.02	1.22	0.70
Net realized and unrealized gain (loss)	0.57	(0.04)	0.10	0.11
Total from investment operations	1.40	0.98	1.32	0.81
Less distributions from:
Net investment income	(0.92)	(1.05)	(1.14)	(0.74)
Net realized gains	(0.11)	(0.08)	(0.03)	(0.01)
Return of capital	(0.68)	(0.76)	(0.62)	—
Total distributions	(1.71)	(1.89)	(1.79)	(0.75)
Net Asset Value, end of period	$23.37	$23.68	$24.59	$25.06
Total Return (%)	6.11	4.06	5.39	3.27	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$472	$343	$140	$14
Ratio of expenses (%)	0.35 (d)	0.35	0.36 (e)	0.43	(f)(g)
Ratio of net investment income (loss) (%)	3.53	4.23	4.93	4.21	(f)
Portfolio turnover rate (%)(g)	0	0	0	0	(c)

Simplify US Equity Income ETF	Years Ended June 30
Selected Per Share Data	2026	2025		2024		2023		2022
Net Asset Value, beginning of period	$44.44	$40.32		$30.65		$26.60		$30.99
Income (loss) from investment operations:
Net investment income (loss)(b)	0.32	0.46		0.34		0.40		0.36
Net realized and unrealized gain (loss)	9.41	4.02		9.78		3.99		(3.91)
Total from investment operations	9.73	4.48		10.12		4.39		(3.55)
Less distributions from:
Net investment income	(2.99)	(0.36)		(0.45)		(0.34)		(0.43)
Net realized gains	(2.12)	—		—		—		(0.41)
Total distributions	(5.11)	(0.36)		(0.45)		(0.34)		(0.84)
Net Asset Value, end of period	$49.06	$44.44		$40.32		$30.65		$26.60
Total Return (%)	22.59	11.20		33.28		16.65		(11.99)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$92	$117		$8		$8		$12
Ratio of expenses (%)	0.50 (d)	0.50	(d)	0.50	(d)	0.50	(d)	0.50 (d)
Ratio of expenses after fee waiver (%)	0.50 (d)	0.50	(d)	0.37	(d)	0.25	(d)	0.25 (d)
Ratio of net investment income (loss) (%)	0.67	1.15		1.04		1.46		1.13
Portfolio turnover rate (%)(h)	64	94		4		0		4

(a)	For the period October 28, 2022 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(f)	Annualized.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.08%.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS Bitcoin Strategy ETF	Years Ended June 30
Selected Per Share Data	2026	2025		2024		2023		2022
Net Asset Value, beginning of period	$41.41	$34.44		$24.98		$20.43		$25.32
Income (loss) from investment operations:
Net investment income (loss)(a)	0.25	0.38		0.25		0.18		0.17
Net realized and unrealized gain (loss)	5.84	6.95		9.51		5.35		(4.51)
Total from investment operations	6.09	7.33		9.76		5.53		(4.34)
Less distributions from:
Net investment income	(0.27)	(0.36)		(0.09)		(0.11)		(0.21)
Net realized gains	—	—		—		—		(0.34)
Return of capital	(0.13)	—		(0.21)		(0.87)		—
Total distributions	(0.40)	(0.36)		(0.30)		(0.98)		(0.55)
Net Asset Value, end of period	$47.10	$41.41		$34.44		$24.98		$20.43
Total Return (%)	14.80	21.35		39.29		27.69		(17.66)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$44	$76		$22		$9		$87
Ratio of expenses (%)	0.50 (b)	0.51	(b)(c)	0.51	(b)(c)	0.51	(b)(c)	0.50 (b)
Ratio of net investment income (loss) (%)	0.56	1.00		0.83		0.84		0.66
Portfolio turnover rate (%)(d)	15	30		21		8		6

Simplify US Equity PLUS Convexity ETF	Years Ended June 30
Selected Per Share Data	2026		2025		2024		2023		2022
Net Asset Value, beginning of period	$41.16		$36.23		$29.08		$26.59		$30.63
Income (loss) from investment operations:
Net investment income (loss)(a)	0.30		0.34		0.34		0.36		0.33
Net realized and unrealized gain (loss)	4.51		4.95		7.22		2.46		(3.85)
Total from investment operations	4.81		5.29		7.56		2.82		(3.52)
Less distributions from:
Net investment income	(0.40)		(0.36)		(0.41)		(0.33)		(0.52)
Total distributions	(0.40)		(0.36)		(0.41)		(0.33)		(0.52)
Net Asset Value, end of period	$45.57		$41.16		$36.23		$29.08		$26.59
Total Return (%)	11.77		14.71		26.21		10.67		(11.68)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$112		$83		$73		$73		$61
Ratio of expenses (%)	0.50	(b)	0.50	(b)	0.50	(b)	0.53	(b)(e)	0.50 (b)
Ratio of expenses after fee waiver (%)	0.50	(b)	0.50	(b)	0.38	(b)	0.28	(b)(e)	0.25 (b)
Ratio of net investment income (loss) (%)	0.71		0.89		1.10		1.35		1.04
Portfolio turnover rate (%)(d)	4		8		3		1		3

(a)	Per share numbers have been calculated using the average shares method.
(b)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(c)	The ratios of expenses to average net assets includes interest expense fees of 0.12%.
(d)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(e)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS Downside Convexity ETF	Years Ended June 30
Selected Per Share Data	2026		2025		2024	2023		2022
Net Asset Value, beginning of period	$37.94		$32.39		$27.36	$26.48		$30.26
Income (loss) from investment operations:
Net investment income (loss)(a)	0.27		0.29		0.32	0.30		0.35
Net realized and unrealized gain (loss)	3.67		5.62		5.17	1.07		(3.76)
Total from investment operations	3.94		5.91		5.49	1.37		(3.41)
Less distributions from:
Net investment income	(0.40)		(0.36)		(0.33)	(0.49)		(0.37)
Return of capital	—		—		(0.13)	—		—
Total distributions	(0.40)		(0.36)		(0.46)	(0.49)		(0.37)
Net Asset Value, end of period	$41.48		$37.94		$32.39	$27.36		$26.48
Total Return (%)	10.45		18.38		20.23	5.31		(11.38)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$107		$88		$114	$116		$445
Ratio of expenses (%)	0.50	(b)	0.50	(b)	0.50 (b)	0.62	(b)(c)	0.50 (b)
Ratio of expenses after fee waiver (%)	0.50	(b)	0.50	(b)	0.38 (b)	0.37	(b)(c)	0.25 (b)
Ratio of net investment income (loss) (%)	0.69		0.85		1.11	1.15		1.14
Portfolio turnover rate (%)(d)	5		13		0	0		5

Simplify US Equity PLUS Managed Futures Strategy ETF Selected Per Share Data	Period Ended June 30, 2026(e)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.29
Net realized and unrealized gain (loss)	1.56	(f)
Total from investment operations	1.85
Less distributions from:
Net investment income	(0.50)
Total distributions	(0.50)
Net Asset Value, end of period	$26.35
Total Return (%)	7.43	(g)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$163
Ratio of expenses before fee waiver (%)	0.25	(b)(h)(i)
Ratio of expenses after fee waiver (%)	0.10	(b)(h)(i)
Ratio of net investment income (loss) (%)	1.83	(h)
Portfolio turnover rate (%)(d)	21	(g)

(a)	Per share numbers have been calculated using the average shares method.
(b)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(c)	The ratios of expenses to average net assets includes interest expense fees of 0.12%.
(d)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(e)	For the period December 8, 2025 (commencement of operations) through June 30, 2026.
(f)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(g)	Not annualized.
(h)	Annualized.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify VettaFi Private Credit Strategy ETF Selected Per Share Data	Period Ended June 30, 2026(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.51
Net realized and unrealized gain (loss)	(4.42)
Total from investment operations	(3.91)
Less distributions from:
Net investment income	(0.69)
Return of capital	(1.04)
Total distributions	(1.73)
Net Asset Value, end of period	$19.36
Total Return (%)	(16.00	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$2
Ratio of expenses (%)	0.75	(d)(e)
Ratio of net investment income (loss) (%)	3.07	(d)
Portfolio turnover rate (%)(f)	0	(e)

(a)	For the period September 22, 2025 (commencement of operations) through June 30, 2026.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Financial Highlights

Simplify Bitcoin Strategy ETF	Years Ended June 30						Period Ended June 30,
Selected Per Share Data	2026		2025		2024		2023(a)
Net Asset Value, beginning of period	$31.13		$25.24		$18.08		$12.50
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.06)		0.78		0.76		0.15
Net realized and unrealized gain (loss)	(16.85)		14.28		12.23		6.64
Total from investment operations	(16.91)		15.06		12.99		6.79
Less distributions from:
Net investment income	(5.45)		(8.89)		(4.97)		(1.15)
Net realized gains	—		(0.28)		(0.86)		(0.06)
Return of capital	(0.44)		—		—		—
Total distributions	(5.89)		(9.17)		(5.83)		(1.21)
Net Asset Value, end of period	$8.33		$31.13		$25.24		$18.08
Total Return (%)	(64.85)		74.47		84.03		58.15	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$23		$52		$19		$25
Ratio of expenses (%)	1.31	(d)(e)	1.31	(e)(f)	6.09	(e)(g)	11.18	(e)(h)(i)
Ratio of net investment income (loss) (%)	(0.33)		2.97		3.67		1.35	(h)
Portfolio turnover rate (%)(j)	111		0		0		0	(c)

Simplify DBi CTA Managed Futures Index ETF Selected Per Share Data	Period Ended June 30, 2026(k)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.32
Net realized and unrealized gain (loss)	0.26	(l)
Total from investment operations	0.58
Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)
Net Asset Value, end of period	$25.48
Total Return (%)	2.32	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$31
Ratio of expenses (%)	0.20	(e)(h)
Ratio of net investment income (loss) (%)	3.45	(h)
Portfolio turnover rate (%)(j)	0

(a)	For the period September 30, 2022 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.46%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.46%.
(g)	The ratios of expenses to average net assets includes interest expense fees of 5.24%.
(h)	Annualized.
(i)	The ratios of expenses to average net assets includes interest expense fees of 10.23%.
(j)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(k)	For the period February 17, 2026 (commencement of operations) through June 30, 2026.
(l)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Gold Strategy ETF Selected Per Share Data	Year Ended June 30, 2026		Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$34.24		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.28		0.64
Net realized and unrealized gain (loss)	3.79	(c)	9.25
Total from investment operations	5.07		9.89
Less distributions from:
Net investment income	(6.43)		(0.65)
Net realized gains	(1.30)		—
Total distributions	(7.73)		(0.65)
Net Asset Value, end of period	$31.58		$34.24
Total Return (%)	10.52		39.74	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$37		$28
Ratio of expenses (%)	0.54	(e)(f)	0.53	(g)(h)
Ratio of net investment income (loss) (%)	3.09		3.67	(g)
Portfolio turnover rate (%)(h)	0		0	(d)

Simplify Multi-QIS Alternative ETF	Years Ended June 30			Period Ended June 30,
Selected Per Share Data	2026		2025	2024(j)
Net Asset Value, beginning of period	$22.22		$25.26	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.60		0.88	1.07
Net realized and unrealized gain (loss)	(12.58)		(3.36)	0.10
Total from investment operations	(11.98)		(2.48)	1.17
Less distributions from:
Net investment income	(0.20)		(0.56)	(0.91)
Total distributions	(0.20)		(0.56)	(0.91)
Net Asset Value, end of period	$10.04		$22.22	$25.26
Total Return (%)	(54.13)		(9.89)	4.78	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$39		$96	$115
Ratio of expenses (%)	1.03	(e)(k)	1.00 (e)	1.00	(g)
Ratio of net investment income (loss) (%)	3.71		3.66	4.36	(g)
Portfolio turnover rate (%)(i)	149		29	0	(d)

(a)	For the period December 2, 2024 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.04%.
(g)	Annualized.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.02%.
(i)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(j)	For the period July 11, 2023 (commencement of operations) through June 30, 2024.
(k)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Volatility Premium ETF	Years Ended June 30
Selected Per Share Data	2026		2025		2024		2023		2022
Net Asset Value, beginning of period	$18.44		$22.47		$22.91		$22.18		$27.01
Income (loss) from investment operations:
Net investment income (loss)(a)	0.72		0.75		1.13		0.63		0.03
Net realized and unrealized gain (loss)	0.47		(1.41)		2.04		3.97		(1.54)
Total from investment operations	1.19		(0.66)		3.17		4.60		(1.51)
Less distributions from:
Net investment income	(3.09)		(0.70)		(3.61)		(3.87)		(0.04)
Net realized gains	—		(0.86)		—		—		—
Return of capital	(0.43)		(1.81)		—		—		(3.28)
Total distributions	(3.52)		(3.37)		(3.61)		(3.87)		(3.32)
Net Asset Value, end of period	$16.11		$18.44		$22.47		$22.91		$22.18
Total Return (%)	7.46		(3.00)		15.05		23.14		(6.23)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$541		$917		$1,000		$324		$99
Ratio of expenses (%)	0.69	(b)(h)	0.63	(b)(c)	0.65	(b)(d)	1.16	(b)(e)	0.61	(b)(f)
Ratio of net investment income (loss) (%)	4.19		3.70		5.00		2.85		0.10
Portfolio turnover rate (%)(g)	31		154		97		260		207

(a)	Per share numbers have been calculated using the average shares method.
(b)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(c)	The ratios of expenses to average net assets includes interest expense fees of 0.09%.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.15%.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.66%.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.11%.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.19%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2026

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2026, the Trust consists of forty-two investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Aggregate Bond ETF, Simplify Barrier Income ETF, Simplify Bond Bull ETF, Simplify China A Shares PLUS Income ETF, Simplify Currency Strategy ETF, Simplify Enhanced Income ETF, Simplify Government Money Market ETF, Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify High Yield ETF, Simplify Interest Rate Hedge ETF, Simplify Intermediate Term Treasury Futures Strategy ETF, Simplify MBS ETF, Simplify Next Intangible Core Index ETF, Simplify Short Term Treasury Futures Strategy ETF, Simplify Target 15 Distribution ETF, Simplify Treasury Option Income ETF, Simplify US Equity PLUS Bitcoin Strategy ETF, Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, Simplify US Equity Income ETF (formerly Simplify US Equity PLUS Upside Convexity ETF), Simplify Bitcoin Strategy ETF (formerly Simplify Bitcoin Strategy PLUS Income ETF), Simplify DBi CTA Managed Futures Index ETF, Simplify Gold Strategy ETF (formerly Simplify Gold Strategy PLUS Income ETF), Simplify Multi-QIS Alternative ETF and Simplify Volatility Premium ETF (each a “Fund” and collectively, the “Funds”).

Simplify Barrier Income ETF, Simplify Bond Bull ETF, Simplify China A Shares PLUS Income ETF, Simplify Currency Strategy ETF, Simplify Interest Rate Hedge ETF, Simplify Target 15 Distribution ETF, Simplify US Equity PLUS Managed Futures Strategy ETF, Simplify Bitcoin Strategy ETF, Simplify Gold Strategy ETF, and Simplify VettaFi Private Credit Strategy ETF are each a non-diversified Fund of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to each Fund. The Adviser has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

Each Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), except for Simplify Intermediate Term Treasury Futures Strategy ETF and Simplify Next Intangible Core Index ETF which offer Shares that are listed and traded on the Cboe BZX Exchange, Inc. and Simplify US Equity PLUS Bitcoin Strategy ETF and Simplify Bitcoin Strategy ETF which offer Shares that are listed and traded on the Nasdaq Stock Market LLC (“Nasdaq”). Unlike mutual funds, each Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, or 10,000 Shares in the case of Simplify Bitcoin Strategy ETF, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the Shares who are authorized participants may acquire those Shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

Fund	Investment Objectives
Simplify Aggregate Bond ETF	The Fund seeks to maximize total return.
Simplify Barrier Income ETF	The Fund seeks to provide monthly income.
Simplify Bond Bull ETF	The Fund seeks to hedge interest rate movements arising from falling long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income.
Simplify China A Shares PLUS Income ETF	The Fund seeks capital appreciation and income.
Simplify Currency Strategy ETF	The Fund seeks long term capital appreciation.
Simplify Enhanced Income ETF	The Fund seeks to provide monthly income.
Simplify Government Money Market ETF	The Fund seeks current income as is consistent with liquidity and stability of principal.
Simplify Health Care ETF	The Fund seeks long-term capital appreciation.
Simplify Hedged Equity ETF	The Fund seeks long-term capital appreciation.
Simplify High Yield ETF	The Fund seeks to maximize total return.
Simplify Interest Rate Hedge ETF	The Fund seeks to hedge interest rate movements arising from rising long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income.
Simplify Intermediate Term Treasury Futures Strategy ETF	The Fund seeks to provide total return, before fees and expenses that matches or outperforms the performance of the ICE US Treasury 20+ Year Index on a calendar quarter basis. The Fund does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter.
Simplify MBS ETF	The Fund seeks to maximize return.
Simplify Next Intangible Core Index ETF	The Fund seeks to provide investment results that track, before fees and expenses, the performance of the Next Intangible Core Index.
Simplify Short Term Treasury Futures Strategy ETF	The Fund seeks to provide total return, before fees and expenses that matches or outperforms the performance of the ICE US Treasury 7-10 Year Bond Index on a calendar quarter basis. The Fund does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter.
Simplify Target 15 Distribution ETF	The Fund seeks to provide high monthly income.
Simplify Tax Aware Alternatives ETF	The Fund seeks capital appreciation.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Investment Objectives
Simplify Tax Aware Diversified Income Strategy ETF	The Fund seeks capital appreciation.
Simplify Treasury Option Income ETF	The Fund seeks to provide monthly income.
Simplify US Equity Income ETF	The Fund seeks to provide capital appreciation.
Simplify US Equity PLUS Bitcoin Strategy ETF	The Fund seeks long-term capital appreciation.
Simplify US Equity PLUS Convexity ETF	The Fund seeks long-term capital appreciation.
Simplify US Equity PLUS Downside Convexity ETF	The Fund seeks long-term capital appreciation.
Simplify US Equity PLUS Managed Futures Strategy ETF	The Fund seeks long-term capital appreciation.
Simplify VettaFi Private Credit Strategy ETF	The Fund seeks income and capital appreciation.
Simplify Bitcoin Strategy ETF	The Fund seeks income and capital appreciation.
Simplify DBi CTA Managed Futures Index ETF	The Fund seeks long term capital appreciation.
Simplify Gold Strategy ETF	The Fund seeks income and capital appreciation.
Simplify Multi-QIS Alternative ETF	The Fund seeks to provide positive absolute returns and income.
Simplify Volatility Premium ETF	The Fund seeks to provide investment results, before fees and expenses, that correspond approximately to one-fifth to three-tenths the inverse (-0.2x to -0.3x) of the performance of a short-term volatility futures index while also seeking to mitigate extreme volatility.

2. Consolidation of Subsidiary

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and the Consolidated Financial Highlights of the Funds listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Each Subsidiary is a Cayman Islands exempted company with limited liability. For tax purposes, each Fund is required to increase its taxable income by its shares of the Cayman subsidiary’s income. Net losses incurred by each Subsidiary cannot offset income earned by each Fund and cannot be carried back or forward by each Subsidiary to offset income from prior or future years.

Fund	Wholly Owned Subsidiary
Simplify Bitcoin Strategy ETF	Simplify Bitcoin Strategy Cayman Fund
Simplify DBi CTA Managed Futures Index ETF	Simplify DBi CTA Managed Futures Index Cayman Fund
Simplify Gold Strategy ETF	Simplify Gold Strategy Cayman Fund
Simplify Multi-QIS Alternative ETF	Simplify Multi-QIS Alternative Cayman Fund
Simplify Volatility Premium ETF	Simplify Volatility Premium Cayman Fund

A summary of each Fund’s investment in its corresponding subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2026	% of Fund’s Consolidated Total Assets at June 30, 2026
Simplify Bitcoin Strategy ETF	September 30, 2022	$9,690,595	8.0%
Simplify DBi CTA Managed Futures Index ETF	February 17, 2026	$6,984,962	21.9%
Simplify Gold Strategy ETF	December 2, 2024	$15,906,902	22.9%
Simplify Multi-QIS Alternative ETF	July 11, 2023	$103,879	0.2%
Simplify Volatility Premium ETF	May 13, 2021	$227,605,560	23.0%

3. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Investment Valuation

Each Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of a Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

The Simplify Government Money Market ETF operates as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended. Although the Fund seeks to continue to qualify as a “government money market fund,” it does not seek to maintain a stable NAV per share using the amortized cost or penny rounding method of valuation. Instead, the Fund calculates its NAV per share based on the market value of its investments. In addition, unlike a traditional money market fund, the Fund operates as an ETF. As an ETF, the Fund’s shares will be traded on NYSE Arca and will generally fluctuate in accordance with changes in NAV per share as well as the relative supply of, and demand for, shares on NYSE Arca.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange traded options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Over-the-counter options are valued based on prices provided by a broker.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Swaptions are valued based on prices provided by a third-party pricing vendor that collects and aggregates market data to produce valuations. These securities are categorized as Level 2 in the fair value hierarchy.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board. These securities are categorized as Level 2 in the fair value hierarchy.

Money Market Funds are valued at NAV.

Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Reverse repurchase agreements and repurchase agreements are valued at cost plus accrued interest, which approximates fair value. These securities are categorized as Level 2 in the fair value hierarchy.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Funds can change on days when

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the Funds have the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2026 for each Fund based upon the three levels defined above:

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Simplify Aggregate Bond ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$499,032,910	$—	$—	$499,032,910
U.S. Government Obligations	—	25,021,030	—	25,021,030
Interest Rate Swaps	—	488,164	—	488,164
Money Market Fund	663,864	—	—	663,864
Futures	288,491	—	—	288,491
TOTAL	$499,985,265	$25,509,194	$—	$525,494,459

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(120,313)	$—	$—	$(120,313)
TOTAL	$(120,313)	$—	$—	$(120,313)

Simplify Barrier Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$325,855,396	$—	$—	$325,855,396
U.S. Treasury Bills	74,533,227	—	—	74,533,227
Purchased Options	186,045	—	—	186,045
Money Market Fund	692,023	—	—	692,023
TOTAL	$401,266,691	$—	$—	$401,266,691

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$—	$(7,486,402)	$—	$(7,486,402)
TOTAL	$—	$(7,486,402)	$—	$(7,486,402)

Simplify Bond Bull ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$70,508,894	$—	$—	$70,508,894
Money Market Fund	35,879	—	—	35,879
TOTAL	$70,544,773	$—	$—	$70,544,773

Liabilities	Level 1	Level 2	Level 3	Total
Purchased Swaptions	$—	$(14,784,200)	$—	$(14,784,200)
TOTAL	$—	$(14,784,200)	$—	$(14,784,200)

Simplify China A Shares PLUS Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$7,398,117	$—	$—	$7,398,117
U.S. Exchange-Traded Funds	5,663,396	—	—	5,663,396
Purchased Options	74,795	—	—	74,795
Total Return Swaps	—	499,231	—	499,231
Money Market Fund	17,374	—	—	17,374
TOTAL	$13,153,682	$499,231	$—	$13,652,913

Simplify Currency Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$259,415,556	$—	$—	$259,415,556
U.S. Treasury Bills	88,858,089	—	—	88,858,089
Money Market Fund	447,769	—	—	447,769
Forward Foreign Currency Contracts	—	42,915,374	—	42,915,374
TOTAL	$348,721,414	$42,915,374	$—	$391,636,788

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Liabilities	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$(26,251,921)	$—	$(26,251,921)
TOTAL	$—	$(26,251,921)	$—	$(26,251,921)

Simplify Enhanced Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$63,524,192	$—	$—	$63,524,192
U.S. Treasury Bills	6,529,128	—	—	6,529,128
Purchased Options	437,025	—	—	437,025
Total Return Swaps	—	363,357	—	363,357
Money Market Fund	111,275	—	—	111,275
TOTAL	$70,601,620	$363,357	$—	$70,964,977

Simplify Government Money Market ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Government Agency Mortgage Backed Securities	$—	$2,987,051,685	$—	$2,987,051,685
U.S. Treasury Bills	677,121,715	—	—	677,121,715
U.S. Government Obligations	548,451,847	—	—	548,451,847
Repurchase Agreements	—	804,000,005	—	804,000,005
TOTAL	$1,225,573,562	$3,791,051,690	$—	$5,016,625,252

Simplify Health Care ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$345,416,635	$—	$—	$345,416,635
Money Market Fund	1,570,904	—	—	1,570,904
TOTAL	$346,987,539	$—	$—	$346,987,539

Simplify Hedged Equity ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$315,751,495	$—	$—	$315,751,495
Purchased Options	2,062,905	—	—	2,062,905
Money Market Fund	130,501	—	—	130,501
TOTAL	$317,944,901	$—	$—	$317,944,901

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(4,166,610)	$—	$—	$(4,166,610)
TOTAL	$(4,166,610)	$—	$—	$(4,166,610)

Simplify High Yield ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$294,566,879	$—	$—	$294,566,879
U.S. Treasury Bills	100,406,112	—	—	100,406,112
Total Return Swaps	—	1,268,674	—	1,268,674
Money Market Fund	1,351,063	—	—	1,351,063
TOTAL	$396,324,054	$1,268,674	$—	$397,592,728

Liabilities	Level 1	Level 2	Level 3	Total
Credit Default Swaps	$—	$(2,703,740)	$—	$(2,703,740)
Total Return Swaps	—	(3,214,416)	—	(3,214,416)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

TOTAL	$—	$(5,918,156)	$—	$(5,918,156)

Simplify Interest Rate Hedge ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$129,145,725	$—	$—	$129,145,725
U.S. Exchange-Traded Funds	37,651,677	—	—	37,651,677
Written Swaption	—	28,680,737	—	28,680,737
Purchased Swaptions	—	1,397,223	—	1,397,223
Interest Rate Swaps	—	2,678	—	2,678
Money Market Fund	665,178	—	—	665,178
TOTAL	$167,462,580	$30,080,638	$—	$197,543,218

Liabilities	Level 1	Level 2	Level 3	Total
Purchased Swaptions	$—	$(19,982,835)	$—	$(19,982,835)
TOTAL	$—	$(19,982,835)	$—	$(19,982,835)

Simplify Intermediate Term Treasury Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$65,689,390	$—	$—	$65,689,390
Money Market Fund	76,080	—	—	76,080
Futures	605,294	—	—	605,294
TOTAL	$66,370,764	$—	$—	$66,370,764

Simplify MBS ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Government Agency Mortgage Backed Securities	$—	$1,566,060,273	$—	$1,566,060,273
U.S. Exchange-Traded Funds	1,461,720,306	—	—	1,461,720,306
U.S. Treasury Bills	81,044,594	—	—	81,044,594
Money Market Fund	581,846	—	—	581,846
TOTAL	$1,543,346,746	$1,566,060,273	$—	$3,109,407,019

Simplify Next Intangible Core Index ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$40,845,363	$—	$—	$40,845,363
Money Market Fund	71,260	—	—	71,260
TOTAL	$40,916,623	$—	$—	$40,916,623

Simplify Short Term Treasury Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$649,975,551	$—	$—	$649,975,551
U.S. Treasury Bills	100,713,489	—	—	100,713,489
Money Market Fund	9,065,137	—	—	9,065,137
TOTAL	$759,754,177	$—	$—	$759,754,177

Liabilities	Level 1	Level 2	Level 3	Total
Futures	$(6,794,546)	$—	$—	$(6,794,546)
TOTAL	$(6,794,546)	$—	$—	$(6,794,546)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Simplify Target 15 Distribution ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$48,188,896	$—	$—	$48,188,896
U.S. Treasury Bills	17,887,715	—	—	17,887,715
Purchased Options	38,315	—	—	38,315
Money Market Fund	2,554,020	—	—	2,554,020
TOTAL	$68,668,946	$—	$—	$68,668,946

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$—	$(1,148,467)	$—	$(1,148,467)
TOTAL	$—	$(1,148,467)	$—	$(1,148,467)

Simplify Tax Aware Alternatives ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$2,471,826	$—	$—	$2,471,826
Total Return Swaps	—	30,511	—	30,511
Money Market Fund	37,181	—	—	37,181
TOTAL	$2,509,007	$30,511	$—	$2,539,518

Liabilities	Level 1	Level 2	Level 3	Total
Total Return Swaps	$—	$(167,743)	$—	$(167,743)
TOTAL	$—	$(167,743)	$—	$(167,743)

Simplify Tax Aware Diversified Income Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$2,471,825	$—	$—	$2,471,825
Total Return Swaps	—	31,739	—	31,739
Money Market Fund	37,179	—	—	37,179
TOTAL	$2,509,004	$31,739	$—	$2,540,743

Liabilities	Level 1	Level 2	Level 3	Total
Total Return Swaps	$—	$(2,674)	$—	$(2,674)
TOTAL	$—	$(2,674)	$—	$(2,674)

Simplify Treasury Option Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$471,023,545	$—	$—	$471,023,545
Money Market Fund	129,926	—	—	129,926
TOTAL	$471,153,471	$—	$—	$471,153,471

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(240,625)	$—	$—	$(240,625)
TOTAL	$(240,625)	$—	$—	$(240,625)

Simplify US Equity Income ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$91,698,585	$—	$—	$91,698,585
Purchased Options	273,735	—	—	273,735
Money Market Fund	67,092	—	—	67,092
TOTAL	$92,039,412	$—	$—	$92,039,412

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(288,600)	$—	$—	$(288,600)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

TOTAL	$(288,600)	$—	$—	$(288,600)

Simplify US Equity PLUS Bitcoin Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$43,117,984	$—	$—	$43,117,984
Money Market Fund	323,395	—	—	323,395
Futures	24,563	—	—	24,563
TOTAL	$43,465,942	$—	$—	$43,465,942

Simplify US Equity PLUS Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$104,521,079	$—	$—	$104,521,079
U.S. Treasury Bills	5,894,666	—	—	5,894,666
Purchased Options	1,020,155	—	—	1,020,155
Total Return Swaps	—	404,275	—	404,275
Money Market Fund	91,398	—	—	91,398
TOTAL	$111,527,298	$404,275	$—	$111,931,573

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(243,600)	$—	$—	$(243,600)
TOTAL	$(243,600)	$—	$—	$(243,600)

Simplify US Equity PLUS Downside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$101,981,594	$—	$—	$101,981,594
U.S. Treasury Bills	3,938,374	—	—	3,938,374
Purchased Options	1,103,180	—	—	1,103,180
Total Return Swaps	—	261,148	—	261,148
Money Market Fund	41,290	—	—	41,290
TOTAL	$107,064,438	$261,148	$—	$107,325,586

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(471,355)	$—	$—	$(471,355)
TOTAL	$(471,355)	$—	$—	$(471,355)

Simplify US Equity PLUS Managed Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	$128,153,052	$—	$—	$128,153,052
U.S. Treasury Bills	53,747,148	—	—	53,747,148
Money Market Fund	79,093	—	—	79,093
Futures	232,083	—	—	232,083
TOTAL	$182,211,376	$—	$—	$182,211,376

Liabilities	Level 1	Level 2	Level 3	Total
Total Return Swaps	$—	$(19,984,413)	$—	$(19,984,413)
TOTAL	$—	$(19,984,413)	$—	$(19,984,413)

Simplify VettaFi Private Credit Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$1,919,563	$—	$—	$1,919,563
U.S. Exchange-Traded Funds	484,889	—	—	484,889

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Total Return Swaps	$—	$23,497	$—	$23,497
Money Market Fund	16,361	—	—	16,361
TOTAL	$2,420,813	$23,497	$—	$2,444,310

Liabilities	Level 1	Level 2	Level 3	Total
Total Return Swaps	$—	$(22,829)	$—	$(22,829)
TOTAL	$—	$(22,829)	$—	$(22,829)

Simplify Bitcoin Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$101,321,285	$—	$—	$101,321,285
U.S. Exchange-Traded Funds	16,208,901	—	—	16,208,901
Purchased Options	217,087	—	—	217,087
TOTAL	$117,747,273	$—	$—	$117,747,273

Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$(94,916,545)	$—	$(94,916,545)
Futures	(250)	—	—	(250)
TOTAL	$(250)	$(94,916,545)	$—	$(94,916,795)

Simplify DBi CTA Managed Futures Index ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$31,239,171	$—	$—	$31,239,171
Total Return Swaps	—	641,445	—	641,445
Money Market Fund	17,067	—	—	17,067
TOTAL	$31,256,238	$641,445	$—	$31,897,683

Liabilities	Level 1	Level 2	Level 3	Total
Total Return Swaps	$—	$(717,163)	$—	$(717,163)
TOTAL	$—	$(717,163)	$—	$(717,163)

Simplify Gold Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$44,337,574	$—	$—	$44,337,574
U.S. Exchange-Traded Funds	20,493,388	—	—	20,493,388
Purchased Options	11,550	—	—	11,550
Money Market Fund	38,108	—	—	38,108
TOTAL	$64,880,620	$—	$—	$64,880,620

Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$(29,056,085)	$—	$(29,056,085)
Futures	(5,827,680)	—	—	(5,827,680)
TOTAL	$(5,827,680)	$(29,056,085)	$—	$(34,883,765)

Simplify Multi-QIS Alternative ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$23,827,773	$—	$—	$23,827,773
U.S. Exchange-Traded Funds	17,843,860	—	—	17,843,860
Purchased Options	89,810	—	—	89,810
Total Return Swaps	—	1,432,154	—	1,432,154
Money Market Fund	3,495,982	—	—	3,495,982

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

TOTAL	$45,257,425	$1,432,154	$—	$46,689,579

Liabilities	Level 1	Level 2	Level 3	Total
Total Return Swaps	$—	$(4,470,679)	$—	$(4,470,679)
TOTAL	$—	$(4,470,679)	$—	$(4,470,679)

Simplify Volatility Premium ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$679,510,707	$—	$—	$679,510,707
U.S. Exchange-Traded Funds	286,584,998	—	—	286,584,998
Purchased Options	397,777	—	—	397,777
Money Market Fund	11,122,500	—	—	11,122,500
Futures	10,966,395	—	—	10,966,395
TOTAL	$988,582,377	$—	$—	$988,582,377

Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$(435,841,280)	$—	$(435,841,280)
TOTAL	$—	$(435,841,280)	$—	$(435,841,280)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with each Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Funds’ policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is each Fund’s policy to pay out dividends from net investment income monthly, except for Simplify China A Shares PLUS Income ETF, Simplify Currency Strategy ETF, Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify Next Intangible Core Index ETF, Simplify US Equity PLUS Bitcoin Strategy ETF, Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, Simplify US Equity Income ETF, Simplify Gold Strategy ETF and Simplify Multi-QIS Alternative ETF which pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. Each Fund may occasionally be required to make supplemental distributions at some other time during the year. Each Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

“book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed each Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in any Fund’s financial statements.

Each Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations or Consolidated Statements of Operations.

4. Derivative Financial Instruments

In the normal course of business, a Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. A Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about a Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on a Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though a Fund may use derivatives in an attempt to achieve an economic hedge, a Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on margin deposits.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involve leverage, which means a small percentage of assets in futures can have a disproportionately large impact on a Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Option Contracts

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

Binary/Curve Option

OTC Options are complex instruments that have multiple components impacting the value of the options. The strike price, reference index, knock-in/knock-out rates, and observable/maturity dates are all inputs to the option value.

Binary Option		Put/Call	Description of option
SPX/RTY/NDX WOF, Expires 04/09/27, P100%/70% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 04/16/27, P100%/70% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 04/23/27, P100%/70% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 04/30/27, P100%/70% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 05/07/27, P100%/70% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

SPX/RTY/NDX WOF, Expires 05/14/27 P100%/70% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 05/21/27 P100%/77.5% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 77.5% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 05/28/27, P100%/70% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 06/04/27, P100%/70% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 06/17/27, P100%/70% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 70% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.
SPX/RTY/NDX WOF, Expires 06/25/27, P100%/75% NC3 EKI	Autocallable	Put	SPX/RTY/NDX options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 75% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock- out event at the observation dates.

Swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular swaption agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, it becomes obligated (if the swaption is exercised) according to the terms of the underlying agreement.

When a Fund writes a swaption, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the written swaption expires, a Fund realizes a gain equal to the amount of the premium paid, which is included in realized gain (loss) on written swaptions in the Statements of Operations. If the written swaption is exercised or sold, the premium received is added to the proceeds or offset against amounts paid on the underlying security to determine the realized gain or loss, which is reported as gain (loss) on written options in the Statements of Operations.

A Fund may also purchase swaptions which involve the payment of premium in exchange for an option to enter into an interest rate swap and credit default swap with specified terms and conditions on a future date. The purchaser has the right, but not the obligation, to enter into the new swap agreement. Periodic payments are typically made during the life of the swap agreement according to the terms of such agreement. Changes in value of purchased swaptions are reported as part of change in unrealized gain (loss) on investments in the Statements of Operations. When the purchased swaption is exercised, terminated, expires or is sold, a Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statements of Operations.

Swaps. Swap agreements are agreements between a Fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap. Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statements of Assets and Liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Total Return Swaps. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A Fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

Forward Foreign Exchange Currency Contracts

The Simplify Currency Strategy ETF and Simplify Multi-QIS Alternative ETF entered into forward foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between a Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The following table summarizes the value of the Funds’ derivative instruments held as of June 30, 2026 and the related location in the accompanying Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities, presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Aggregate Bond ETF
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$288,491	Unrealized depreciation on futures contracts*	$—
Interest Rate Contracts	Unrealized appreciation on OTC swaps	$488,164	Unrealized depreciation on OTC swaps	$—
Interest Rate Contracts	Written options	$—	Written options	$120,313

Simplify Barrier Income ETF
Equity Contracts	Investments, at value(1)	$186,045	Investments, at value(1)	$—
Equity Contracts	Written options	$—	Written options	$7,486,402

Simplify Bond Bull ETF
Interest Rate Contracts	Investments, at value(2)	$—	Investments, at value(2)	$14,784,200

Simplify China A Shares PLUS Income ETF
Equity Contracts	Investments, at value(1)	$74,795	Investments, at value(1)	$—
Equity Contracts	Unrealized appreciation on OTC swaps	$499,231	Unrealized depreciation on OTC swaps	$—

Simplify Currency Strategy ETF
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$42,915,374	Unrealized depreciation on forward foreign currency contracts	$26,251,921

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Asset Derivatives		Liability Derivatives
Simplify Enhanced Income ETF
Equity Contracts	Investments, at value(1)	$437,025	Investments, at value(1)	$—
Equity Contracts	Unrealized appreciation on OTC swaps	$363,357	Unrealized depreciation on OTC swaps	$—

Simplify Hedged Equity ETF
Equity Contracts	Investments, at value(1)	$2,062,905	Investments, at value(1)	$—
Equity Contracts	Written options	$—	Written options	$4,166,610

Simplify High Yield ETF
Credit Contracts	Unrealized appreciation on centrally cleared swaps	$—	Unrealized depreciation on centrally cleared swaps	$2,703,740
Equity Contracts	Unrealized appreciation on OTC swaps	$1,268,674	Unrealized depreciation on OTC swaps	$2,344,712
Interest Rate Contracts	Unrealized appreciation on OTC swaps	$—	Unrealized depreciation on OTC swaps	$869,704

Simplify Interest Rate Hedge ETF
Interest Rate Contracts	Unrealized appreciation on OTC swaps	$2,678	Unrealized depreciation on OTC swaps	$—
Interest Rate Contracts	Investments, at value(2)	$1,397,223	Investments, at value(2)	$19,982,835
Interest Rate Contracts	Written options	$28,680,737	Written options	$—

Simplify Intermediate Term Treasury Futures Strategy ETF
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$605,294	Unrealized depreciation on futures contracts*	$—

Simplify MBS ETF

Simplify Short Term Treasury Futures Strategy ETF
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$6,794,546

Simplify Next Intangible Core Index ETF

Simplify Target 15 Distribution ETF
Equity Contracts	Investments, at value(1)	$38,315	Investments, at value(1)	$—
Equity Contracts	Written options	$—	Written options	$1,148,467

Simplify Tax Aware Alternatives ETF
Equity Contracts	Unrealized appreciation on OTC swaps	$30,511	Unrealized depreciation on OTC swaps	$167,743

Simplify Tax Aware Diversified Income Strategy ETF
Equity Contracts	Unrealized appreciation on OTC swaps	$31,739	Unrealized depreciation on OTC swaps	$2,674

Simplify Treasury Option Income ETF
Interest Rate Contracts	Written options	$—	Written options	$240,625

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Asset Derivatives		Liability Derivatives
Simplify US Equity PLUS Bitcoin Strategy ETF
Equity Contracts	Unrealized appreciation on futures contracts*	$24,563	Unrealized depreciation on futures contracts*	$—

Simplify US Equity PLUS Convexity ETF
Equity Contracts	Investments, at value(1)	$1,020,155	Investments, at value(1)	$—
Equity Contracts	Unrealized appreciation on OTC swaps	$404,275	Unrealized depreciation on OTC swaps	$—
Equity Contracts	Written options	$—	Written options	$243,600

Simplify US Equity PLUS Downside Convexity ETF
Equity Contracts	Investments, at value(1)	$1,103,180	Investments, at value(1)	$—
Equity Contracts	Unrealized appreciation on OTC swaps	$261,148	Unrealized depreciation on OTC swaps	$—
Equity Contracts	Written options	$—	Written options	$471,355

Simplify US Equity PLUS Managed Futures Strategy ETF
Equity Contracts	Unrealized appreciation on futures contracts*	$232,083	Unrealized depreciation on futures contracts*	$—
Equity Contracts	Unrealized appreciation on OTC swaps	$—	Unrealized depreciation on OTC swaps	$19,984,413

Simplify US Equity Income ETF
Equity Contracts	Investments, at value(1)	$273,735	Investments, at value(1)	$—
Equity Contracts	Written options	$—	Written options	$288,600

Simplify Bitcoin Strategy ETF
Commodity Contracts	Investments, at value(1)	$217,087	Investments, at value(1)	$—

Simplify VettaFi Private Credit Strategy ETF
Equity Contracts	Unrealized appreciation on OTC swaps	$23,497	Unrealized depreciation on OTC swaps	$22,829

Simplify DBi CTA Managed Futures Index ETF
Equity Contracts	Unrealized appreciation on OTC swaps	$641,445	Unrealized depreciation on OTC swaps	$717,163

Simplify Gold Strategy ETF
Commodity Contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$5,827,680
Commodity Contracts	Investments, at value(1)	$11,550	Investments, at value(1)	$—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Asset Derivatives		Liability Derivatives
Simplify Multi-QIS Alternative ETF
Equity Contracts	Investments, at value(1)	$89,810	Investments, at value(1)	$—
Equity Contracts	Unrealized appreciation on OTC swaps	$1,432,154	Unrealized depreciation on OTC swaps	$4,470,679

Simplify Volatility Premium ETF
Equity Contracts	Unrealized appreciation on futures contracts*	$10,966,395	Unrealized depreciation on futures contracts*	$—
Equity Contracts	Investments, at value(1)	$397,777	Investments, at value(1)	$—

*	Includes cumulative unrealized appreciation or unrealized cumulative depreciation on futures contracts as disclosed in the Schedule of Investments or Consolidated Schedule of Investments.
(1)	Purchased option contracts are included in Investments within the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.
(2)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities or Consolidated Schedule of Investments.

For the year/period ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts(a) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond ETF	Commodity	$74,743	$—
Simplify Aggregate Bond ETF	Interest Rate	(104,731)	—
Simplify Barrier Income ETF	Equity	(5,649,372)	(351,471)
Simplify China A Shares PLUS Income ETF	Equity	(1,591,965)	(193,443)
Simplify China A Shares PLUS Income ETF	Commodity	(33,352)	783
Simplify Enhanced Income ETF	Equity	(24,765,368)	(2,704,231)
Simplify Enhanced Income ETF	Commodity	(499,783)	13,438
Simplify Hedged Equity ETF	Equity	(21,889,635)	2,191,957
Simplify High Yield ETF	Equity	(1,308,166)	550,614
Simplify High Yield ETF	Foreign Exchange	(45,000)	(245,483)
Simplify Target 15 Distribution ETF	Equity	(1,997,826)	(70,407)
Simplify Treasury Option Income ETF	Commodity	149,499	—
Simplify Treasury Option Income ETF	Interest Rate	(2,125,846)	—
Simplify US Equity PLUS Convexity ETF	Equity	(14,531,184)	(1,699,559)
Simplify US Equity PLUS Convexity ETF	Commodity	(182,136)	4,382
Simplify US Equity PLUS Downside Convexity ETF	Equity	(18,729,623)	(1,556,599)
Simplify US Equity PLUS Downside Convexity ETF	Commodity	(127,549)	3,111
Simplify US Equity Income ETF	Equity	5,509,631	(2,873,680)
Simplify Bitcoin Strategy ETF	Equity	(19,339,478)	(1,203,673)
Simplify Bitcoin Strategy ETF	Commodity	(9,234,098)	(1,151,590)
Simplify Gold Strategy ETF	Equity	(5,997,007)	(254,929)
Simplify Gold Strategy ETF	Commodity	(101,691)	(363,113)
Simplify Multi-QIS Alternative ETF	Equity	(14,735,183)	(2,664,360)
Simplify Multi-QIS Alternative ETF	Commodity	(114,720)	—
Simplify Volatility Premium ETF	Equity	(58,302,192)	(20,206,760)
Simplify Volatility Premium ETF	Interest Rate	(7,529,774)	—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations or Consolidated Statement of Operations.

For the year/period ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond ETF	Interest Rate	$1,806,946	$(1,231,285)
Simplify Aggregate Bond ETF	Credit	600,113	—
Simplify China A Shares PLUS Income ETF	Equity	4,954,182	118,628
Simplify Enhanced Income ETF	Equity	255,620	363,357
Simplify High Yield ETF	Equity	(13,706,543)	(1,256,174)
Simplify High Yield ETF	Interest Rate	(863,372)	(3,939,753)
Simplify High Yield ETF	Credit	1,802,448	(2,355,542)
Simplify Interest Rate Hedge ETF	Interest Rate	20,499	220
Simplify Tax Aware Alternatives ETF	Equity	—	(137,232)
Simplify Tax Aware Diversified Income Strategy ETF	Equity	—	29,065
Simplify US Equity PLUS Convexity ETF	Equity	271,788	404,275
Simplify US Equity PLUS Downside Convexity ETF	Equity	171,153	261,148
Simplify US Equity PLUS Managed Futures Strategy ETF	Equity	—	(19,984,413)
Simplify VettaFi Private Credit Strategy ETF	Equity	(435,998)	668
Simplify DBi CTA Managed Futures Index ETF	Equity	55,096	(75,718)
Simplify Multi-QIS Alternative ETF	Equity	(33,136,412)	(3,540,116)
Simplify Multi-QIS Alternative ETF	Commodity	—	2,764,450
Simplify Multi-QIS Alternative ETF	Interest Rate	(1,079,973)	(156,357)
Simplify Multi-QIS Alternative ETF	Foreign Exchange	1,969,132	—

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased swaption contracts(b) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Bond Bull ETF	Interest Rate	$(25,465,600)	$(5,291,838)
Simplify Interest Rate Hedge ETF	Interest Rate	(20,216,610)	(34,365,885)

(b)	Purchased Swaptions are included in Net Realized Gain (Loss) on Investments within the Statement of Operations or Consolidated Statement of Operations.

For the year/period ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond ETF	Interest Rate	$(2,166,647)	$(961,487)
Simplify Barrier Income ETF	Equity	(4,286,150)	—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Intermediate Term Treasury Futures Strategy ETF	Interest Rate	$3,658,036	$(7,731,044)
Simplify Short Term Treasury Futures Strategy ETF	Interest Rate	(36,194,180)	(18,784,279)
Simplify Target 15 Distribution ETF	Equity	(1,280,734)	—
Simplify Treasury Option Income ETF	Interest Rate	3,326,267	(4,601,384)
Simplify US Equity PLUS Bitcoin Strategy ETF	Equity	1,324,674	(254,603)
Simplify US Equity PLUS Downside Convexity ETF	Equity	(314)	—
Simplify US Equity PLUS Managed Futures Strategy ETF	Equity	3,905,843	232,083
Simplify Bitcoin Strategy ETF	Commodity	3,452,000	(516,827)
Simplify Gold Strategy ETF	Equity	4,910	—
Simplify Gold Strategy ETF	Commodity	9,406,002	(5,455,210)
Simplify Multi-QIS Alternative ETF	Equity	(917,466)	—
Simplify Volatility Premium ETF	Equity	74,901,350	5,412,337
Simplify Volatility Premium ETF	Interest Rate	24,594,680	(6,598,902)

For the year/period ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond ETF	Commodity	$431,731	$—
Simplify Aggregate Bond ETF	Interest Rate	10,555,312	(1,213,056)
Simplify Aggregate Bond ETF	Foreign Exchange	207,000	—
Simplify Barrier Income ETF	Equity	17,313,542	7,108,153
Simplify China A Shares PLUS Income ETF	Equity	924,763	(7,071)
Simplify China A Shares PLUS Income ETF	Commodity	64,434	(2,658)
Simplify Enhanced Income ETF	Equity	15,361,685	(129,509)
Simplify Enhanced Income ETF	Commodity	981,463	(45,846)
Simplify Hedged Equity ETF	Equity	(16,032,845)	10,947,671
Simplify High Yield ETF	Equity	1,192,322	(506,201)
Simplify Target 15 Distribution ETF	Equity	7,942,648	1,377,028
Simplify Treasury Option Income ETF	Commodity	668,837	—
Simplify Treasury Option Income ETF	Interest Rate	12,361,030	(807,350)
Simplify US Equity PLUS Convexity ETF	Equity	8,336,898	265,437
Simplify US Equity PLUS Convexity ETF	Commodity	347,869	(14,922)
Simplify US Equity PLUS Downside Convexity ETF	Equity	9,903,403	561,576
Simplify US Equity PLUS Downside Convexity ETF	Commodity	244,803	(10,597)
Simplify US Equity Income ETF	Equity	(2,081,356)	405,846
Simplify Bitcoin Strategy ETF	Equity	9,044,255	(67,962)
Simplify Bitcoin Strategy ETF	Commodity	592,558	(24,217)
Simplify Gold Strategy ETF	Equity	2,888,848	(17,075)
Simplify Gold Strategy ETF	Commodity	163,402	(6,742)
Simplify Multi-QIS Alternative ETF	Equity	4,253,950	(235,000)
Simplify Multi-QIS Alternative ETF	Commodity	87,367	—
Simplify Volatility Premium ETF	Equity	9,804,461	—
Simplify Volatility Premium ETF	Commodity	222,248	—
Simplify Volatility Premium ETF	Interest Rate	36,360,830	(2,890,350)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Currency Strategy ETF	Foreign Exchange	$2,565,968	$16,416,312
Simplify Multi-QIS Alternative ETF	Foreign Exchange	75,914	84,419

(b)	Forward foreign currency are included in Net Realized Gain (Loss) on Investments within the Statement of Operations or Consolidated Statement of Operations.

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written swaption contracts(b) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Interest Rate Hedge ETF	Interest Rate	$(22,964,110)	$28,032,092

(b)	Written Swaptions are included in Net Realized Gain (Loss) on Investments within the Statement of Operations or Consolidated Statement of Operations.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

For the year ended June 30, 2026, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Purchased Swaption Contracts (Contract Value)	Forward Foreign Currency Contracts (Notional Value)	Futures Contracts (Notional Value)	Written Option Contracts (Contract Value)	Swaps (Notional Value)
Simplify Aggregate Bond ETF	$—	$—	$—	$90,421,375	$(751,381)	$71,780,000
Simplify Barrier Income ETF	250,643	—	—	(11,893,058)	(6,866,716)	—
Simplify Bond Bull ETF	—	1,615,000,000	—	—	—	630,000,000
Simplify China A Shares PLUS Income ETF	127,213	—	—	—	(15,127)	12,792,282
Simplify Currency Strategy ETF	—	—	2,846,872	—	—	—
Simplify Enhanced Income ETF	1,932,899	—	—	—	(250,317)	(7,377,302)
Simplify Government Money Market ETF	—	—	—	—	—	—
Simplify Health Care ETF	—	—	—	—	—	—
Simplify Hedged Equity ETF	2,832,873	—	—	—	(6,461,812)	—
Simplify High Yield ETF	112,175	—	—	—	(52,000)	571,771,496
Simplify Interest Rate Hedge ETF	—	1,937,400,000	—	—	—	10,000
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—	—	272,267,381	—	—
Simplify MBS ETF	—	—	—	—	—	—
Simplify Next Intangible Core Index ETF	—	—	—	—	—	—
Simplify Short Term Treasury Futures Strategy ETF	—	—	—	3,725,078,293	—	—
Simplify Target 15 Distribution ETF	94,779	—	—	(3,482,498)	(2,096,883)	—
Simplify Tax Aware Alternatives ETF	—	—	—	—	—	2,500,819
Simplify Treasury Option Income ETF	—	—	—	37,369,063	(876,081)	—
Simplify Tax Aware Diversified Income Strategy ETF	—	—	—	—	—	2,513,474
Simplify US Equity PLUS Bitcoin Strategy ETF	—	—	—	6,372,470	—	—
Simplify US Equity PLUS Convexity ETF	1,217,274	—	—	—	(326,624)	(8,206,609)
Simplify US Equity PLUS Downside Convexity ETF	1,516,274	—	—	—	(565,913)	(5,299,433)
Simplify US Equity PLUS Managed Futures Strategy ETF	—	—	—	15,265,730	—	61,335,437
Simplify US Equity Income ETF	1,845,268	—	—	—	(253,274)	—
Simplify Bitcoin Strategy ETF	3,801,608	—	—	9,699,870	(137,840)	—
Simplify VettaFi Private Credit Strategy ETF	—	—	—	—	—	2,219,040
Simplify DBi CTA Managed Futures Index ETF	—	—	—	—	—	35,829,512
Simplify Gold Strategy ETF	271,830	—	—	63,483,148	(50,777)	—
Simplify Multi-QIS Alternative ETF	2,365,410	—	(33,115)	—	(226,972)	225,535,135
Simplify Volatility Premium ETF	19,762,296	—	—	(224,443,894)	(2,476,063)	—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Certain Funds enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The following table presents Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement or similar arrangement (collectively referred to as “MNA”) and net of the related collateral received/pledged by a Fund as of June 30, 2026:

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify Aggregate Bond ETF
Morgan Stanley Capital Services LLC	$488,164	$—	$—	$—	$488,164
	$488,164	$—	$—	$—	$488,164

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Barrier Income ETF
Citigroup	$241,762	$—	$—	$(241,762)	$—
HSBC Bank	5,993,050	—	—	(5,993,050)	—
Nomura Securities	1,251,590	—	—	(1,251,590)	—
	$7,486,402	$—	$—	$(7,486,402)	$—

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Bond Bull ETF
Bank of America NA	$2,980,190	$—	$—	$(2,980,190)	$—
Goldman Sachs International	4,360,590	—	—	(4,360,590)	—
Morgan Stanley Capital Services LLC	6,543,543	—	—	(6,543,543)	—
Nomura Securities	899,877	—	—	(899,877)	—
	$14,784,200	$—	$—	$(14,784,200)	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify China A Shares PLUS Income ETF
Bank of America NA	$37,958	$—	$—	$—	$37,958
BNP Paribas	24,478	—	—	—	24,478

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
UBS Bank	436,795	—	—	—	436,795
	$499,231	$—	$—	$—	$499,231

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify Enhanced Income ETF
Bank of America NA	$226,490	$—	$—	$—	$226,490
BNP Paribas	136,867	—	—	—	136,867
	$363,357	$—	$—	$—	$363,357

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify High Yield ETF
UBS Bank	$1,268,674	$(1,268,674)	$—	$—	$—
	$1,268,674	$(1,268,674)	$—	$—	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify High Yield ETF
Citibank	$328,894	$—	$—	$(328,894)	$—
Morgan Stanley Capital Services LLC	3,012,462	—	—	(3,012,462)	—
Nomura Securities	232,088	—	—	(232,088)	—
UBS Bank	2,344,712	(1,268,674)	—	(1,076,038)	—
	$5,918,156	$(1,268,674)	$—	$(4,649,482)	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Collateral Received(2)	Non-Cash Collateral Received(2)	Net Amount of Derivatives Assets
Simplify Interest Rate Hedge ETF
Citigroup	$2,317,716	$(138,090)	$—	$—	$2,179,626
Goldman Sachs International	16,853,091	(10,346,713)	—	—	6,506,378
J.P. Morgan Chase & Co.	1,538,592	(1,538,592)	—	—	—
Morgan Stanley Capital Services LLC	9,373,917	(1,550,537)	—	(5,770,842)	2,052,538
	$30,083,316	$(13,573,932)	$—	$(5,770,842)	$10,738,542

(1)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

(2)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(2)	Non-Cash Collateral Pledged(2)	Net Amount of Derivatives Liabilities
Simplify Interest Rate Hedge ETF
Bank of America NA	$976,535	$—	$—	$(976,535)	$—
Barclays Bank	1,197,309	—	—	(1,197,309)	—
Citigroup	138,090	(138,090)	—	—	—
Goldman Sachs International	10,346,713	(10,346,713)	—	—	—
J.P. Morgan Chase & Co.	5,773,651	(1,538,592)	—	(4,235,059)	—
Morgan Stanley Capital Services LLC	1,550,537	(1,550,537)	—	—	—
	$19,982,835	$(13,573,932)	$—	$(6,408,903)	$—

(1)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities.
(2)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Target 15 Distribution ETF
Citibank	$134,837	$—	$—	$(134,837)	$—
HSBC Bank	906,650	—	—	(906,650)	—
Nomura Securities	106,980	—	—	(106,980)	—
	$1,148,467	$—	$—	$(1,148,467)	$—

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify Tax Aware Alternatives ETF
Bank of America NA	$30,511	$(30,511)	$—	$—	$—
	$30,511	$(30,511)	$—	$—	$—

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Tax Aware Alternatives ETF
Bank of America NA	$167,743	$(30,511)	$—	$(137,232)	$—
	$167,743	$(30,511)	$—	$(137,232)	$—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify Tax Aware Diversified Income Strategy ETF
Bank of America NA	$31,739	$(2,674)	$—	$—	$29,065
	$31,739	$(2,674)	$—	$—	$29,065

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Tax Aware Diversified Income Strategy ETF
Bank of America NA	$2,674	$(2,674)	$—	$—	$—
	$2,674	$(2,674)	$—	$—	$—

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify US Equity PLUS Convexity ETF
Bank of America NA	$247,625	$—	$—	$—	$247,625
BNP Paribas	156,650	—	—	—	156,650
	$404,275	$—	$—	$—	$404,275

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify US Equity PLUS Downside Convexity ETF
Bank of America NA	$106,099	$—	$—	$—	$106,099
BNP Paribas	155,049	—	—	—	155,049
	$261,148	$—	$—	$—	$261,148

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify US Equity PLUS Managed Futures Strategy ETF
Bank of America NA	$12,554,537	$—	$—	$(12,554,537)	$—
BNP Paribas	2,743,068	—	—	(2,743,068)	—
Citibank	4,686,808	—	—	(4,686,808)	—
	$19,984,413	$—	$—	$(19,984,413)	$—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify VettaFi Private Credit Strategy ETF
UBS Bank	$38,406	$(22,829)	$—	$—	$15,577
	$38,406	$(22,829)	$—	$—	$15,577

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify VettaFi Private Credit Strategy ETF
BNP Paribas	$14,909	$—	$—	$(14,909)	$—
UBS Bank	22,829	(22,829)	—	—	—
	$37,738	$(22,829)	$—	$(14,909)	$—

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify DBi CTA Managed Futures Index ETF
Societe Generale	$641,445	$(641,445)	$—	$—	$—
	$641,445	$(641,445)	$—	$—	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify DBi CTA Managed Futures Index ETF
Societe Generale	$717,163	$(641,445)	$—	$75,718	$—
	$717,163	$(641,445)	$—	$75,718	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify Multi-QIS Alternative ETF
Bank of America NA	$266,988	$(266,988)	$—	$—	$—
BNP Paribas	353,148	(106,832)	—	—	246,316
Citibank	146,993	(146,993)	—	—	—
	$767,129	$(520,813)	$—	$—	$246,316

(1)	The actual collateral received and/or pledged may be more than amount shown.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Multi-QIS Alternative ETF
Bank of America NA	$1,767,668	$(266,988)	$—	$(1,500,680)	$—
BNP Paribas	106,832	(106,832)	—	—	—
Citibank	1,660,522	(146,993)	—	(1,513,529)	—
UBS Bank	1,576,131	—	—	(1,576,131)	—
	$5,111,153	$(520,813)	$—	$(4,590,340)	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

5. Reverse Repurchase Agreements

The Funds are subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Offsetting of Reverse Repurchase Agreements Liabilities

Simplify Bitcoin Strategy ETF

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amounts Presented in the Consolidated Statements of Assets and Liabilities	Financial Instruments(a)	Collateral Pledged(a)	Net Amount Payable
Reverse Repurchase Agreements	$94,916,545	$—	$94,916,545	$—	$94,916,545	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Offsetting of Reverse Repurchase Agreements Liabilities

Simplify Gold Strategy ETF

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amounts Presented in the Consolidated Statements of Assets and Liabilities	Financial Instruments(a)	Collateral Pledged(a)	Net Amount Payable
Reverse Repurchase Agreements	$29,056,085	$—	$29,056,085	$—	$29,056,085	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Offsetting of Reverse Repurchase Agreements Liabilities

Simplify Volatility Premium ETF

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amounts Presented in the Consolidated Statements of Assets and Liabilities	Financial Instruments(a)	Collateral Pledged(a)	Net Amount Payable
Reverse Repurchase Agreements	$435,841,280	$—	$435,841,280	$—	$435,841,280	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Reverse repurchase agreements involve the sale of securities held by the Simplify Bitcoin Strategy ETF, Simplify Gold Strategy ETF, and Simplify Volatility Premium ETF with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Funds may borrow for investment purposes indirectly using reverse repurchase agreements. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Funds to counterparties are reflected as a liability on the Consolidated Statements of Assets and Liabilities. Interest payments made by the Funds to counterparties are recorded as a component of interest expense on each Fund’s Consolidated Statements of Operations. Borrowing may cause the Funds to liquidate positions under adverse market conditions to satisfy its repayment obligations. The use of reverse repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Funds are subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to meet its contractual obligations) with respect to the security it expects to receive back from a counterparty. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Funds is insufficient or there are delays in the Funds’ ability to access such collateral, the value of an investment in the Funds may decline. For the year ended June 30, 2026, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Simplify Gold Strategy ETF were $14,550,833 and 3.85%, respectively, Simplify Bitcoin Strategy ETF were $108,623,562 and 4.12%, respectively and for Simplify Volatility Premium ETF were $464,727,129 and 4.14%, respectively.

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Simplify Bitcoin Strategy ETF liability as of June 30, 2026:

	Less than 30 days	30-90 days	Greater than 90 days	Total
U.S. Government Obligations	$94,916,545	$—	$—	$94,916,545

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Simplify Gold Strategy ETF liability as of June 30, 2026:

	Less than 30 days	30-90 days	Greater than 90 days	Total
U.S. Government Obligations	$29,056,085	$—	$—	$29,056,085

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Simplify Volatility Premium ETF liability as of June 30, 2026:

	Less than 30 days	30-90 days	Greater than 90 days	Total
U.S. Government Obligations	$435,841,280	$—	$—	$435,841,280

The Simplify Government Money Market ETF may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the Fund.

As of June 30, 2026, the Simplify Government Money Market ETF had the following open repurchase agreements subject to the MRA on a net basis outstanding:

Counterparty	U.S. Treasury Repurchase Agreement at Fair value	Fair Value of Non-Cash Collateral Received Including Accrued	Net Amount
Barclays	704,000,005	(704,000,005)	—
Nomura	100,000,000	(100,000,000)	—
Total	804,000,005	(804,000,005)	—

(1)	Collateral with a fair value of $820,765,576 has been pledged by the counterparty and received in connection with the above treasury repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

6. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

For its investment advisory services to the Funds below, the Adviser was entitled to receive a management fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Fund	Management Fee
Simplify Aggregate Bond ETF	0.50%
Simplify Barrier Income ETF	0.75%
Simplify Bond Bull ETF	0.50%
Simplify China A Shares PLUS Income ETF	0.88%
Simplify Currency Strategy ETF	0.75%
Simplify Enhanced Income ETF	0.50%
Simplify Health Care ETF	0.50%
Simplify Hedged Equity ETF	0.50%
Simplify High Yield ETF	0.50%
Simplify Interest Rate Hedge ETF	0.50%
Simplify Intermediate Term Treasury Futures Strategy ETF	0.25%
Simplify MBS ETF	0.25%
Simplify Next Intangible Core Index ETF	0.25%
Simplify Government Money Market ETF	0.15%
Simplify Short Term Treasury Futures Strategy ETF	0.25%
Simplify Target 15 Distribution ETF	0.75%
Simplify Treasury Option Income ETF	0.35%

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Management Fee
Simplify US Equity PLUS Bitcoin Strategy ETF	0.50%
Simplify US Equity PLUS Convexity ETF	0.50%
Simplify US Equity PLUS Downside Convexity ETF	0.50%
Simplify US Equity PLUS Managed Futures Strategy ETF	0.25%
Simplify US Equity Income ETF	0.50%
Simplify VettaFi Private Credit Strategy ETF	0.75%
Simplify Bitcoin Strategy ETF	0.85%
Simplify DBi CTA Managed Futures Index ETF	0.20%
Simplify Gold Strategy ETF	0.50%
Simplify Multi-QIS Alternative ETF	1.00%
Simplify Volatility Premium ETF	0.50%
Simplify Tax Aware Alternatives ETF	0.25%
Simplify Tax Aware Diversified Income Strategy ETF	0.25%

The Adviser for the Fund below has contractually agreed, until at least October 31, 2026, to waive its management fees to 0.25% of the Fund’s average daily net assets. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the year/period ended June 30, 2026, the Adviser waived fees of the Funds as follows:

Fund	Fees Waived
Simplify Aggregate Bond ETF	$919,557
Simplify High Yield ETF	1,038,219

The Adviser for the Fund below has contractually agreed, until at least October 31, 2026, to waive its management fees to 0.15% of the Fund’s average daily net assets. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the year/period ended June 30, 2026, the Adviser waived fees of the Fund as follows:

Fund	Fees Waived
Simplify MBS ETF	$1,588,605

For the year/period ended June 30, 2026, the Adviser waived fees of each Fund as follows:

Fund	Fees Waived
Simplify Intermediate Term Treasury Futures Strategy ETF	$36,475
Simplify Short Term Treasury Futures Strategy ETF	214,989

The Adviser for the Fund below has contractually agreed, until at least October 31, 2026, to waive its management fees to 0.40% of the Fund’s average daily net assets. For the year/period ended June 30, 2026, the Adviser waived fees of the Fund as follows:

Fund	Fees Waived
Simplify Hedged Equity ETF	$320,883

The Adviser for the Fund below has contractually agreed, until at least December 4, 2026, to waive its management fees to 0.07% of the Fund’s average daily net assets. For the year/period ended June 30, 2026, the Adviser waived fees of the Fund as follows:

Fund	Fees Waived
Simplify US Equity PLUS Managed Futures Strategy ETF	$85,964

The Adviser for the Fund below has contractually agreed, until at least April 5, 2027, to waive its management fees to 0.15% of the Fund’s average daily net assets. For the year/period ended June 30, 2026, the Adviser waived fees of the Fund as follows:

Fund	Fees Waived
Simplify Tax Aware Alternatives ETF	$375
Simplify Tax Aware Diversified Income Strategy ETF	386

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Funds, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of a Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Funds also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of each Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for each Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of a Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

7. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Aggregate Bond ETF	$147,912,607	$92,447,658
Simplify Barrier Income ETF	—	—
Simplify Bond Bull ETF	—	—
Simplify China A Shares PLUS Income ETF	—	—
Simplify Currency Strategy ETF	—	—
Simplify Enhanced Income ETF	—	—
Simplify Health Care ETF	405,441,988	417,067,787
Simplify Hedged Equity ETF	3,656,215	43,605,512
Simplify High Yield ETF	117,535,140	18,573,839
Simplify Interest Rate Hedge ETF	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	—	2,225
Simplify MBS ETF	—	—
Simplify Government Money Market ETF	—	—
Simplify Next Intangible Core Index ETF	36,906,512	9,151,903
Simplify Short Term Treasury Futures Strategy ETF	—	—
Simplify Tax Aware Alternatives ETF	—	—
Simplify Tax Aware Diversified Income Strategy ETF	—	—
Simplify Target 15 Distribution ETF	—	—
Simplify Treasury Option Income ETF	—	—
Simplify US Equity PLUS Bitcoin Strategy ETF	9,372,936	8,633,709
Simplify US Equity PLUS Convexity ETF	4,085,984	14,236,245
Simplify US Equity PLUS Downside Convexity ETF	5,282,889	13,705,967
Simplify US Equity PLUS Managed Futures Strategy ETF	136,517,479	16,904,022
Simplify US Equity Income ETF	66,271,702	81,730,103
Simplify VettaFi Private Credit Strategy ETF	498,767	—
Simplify Bitcoin Strategy ETF	74,772,399	33,934,161
Simplify DBi CTA Managed Futures Index ETF	—	—
Simplify Gold Strategy ETF	—	—
Simplify Multi-QIS Alternative ETF	23,078,569	14,142,786
Simplify Volatility Premium ETF	110,129,336	232,570,053

Securities received and delivered in-kind through subscriptions and redemptions were as follows:

Fund	Purchases	Sales
Simplify Aggregate Bond ETF	$169,037,256	$32,064,508
Simplify Barrier Income ETF	—	—
Simplify Bond Bull ETF	—	—
Simplify China A Shares PLUS Income ETF	—	—
Simplify Currency Strategy ETF	—	—
Simplify Enhanced Income ETF	—	49,091,706
Simplify Health Care ETF	193,814,565	20,821,609
Simplify Hedged Equity ETF	90,497,510	141,467,613
Simplify High Yield ETF	—	—
Simplify Interest Rate Hedge ETF	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—
Simplify MBS ETF	—	—
Simplify Government Money Market ETF	—	—
Simplify Next Intangible Core Index ETF	20,857,026	13,559,226
Simplify Target 15 Distribution ETF	—	—
Simplify Short Term Treasury Futures Strategy ETF	—	—
Simplify Treasury Option Income ETF	—	1,779,148
Simplify US Equity PLUS Bitcoin Strategy ETF	17,155,676	56,465,338

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Purchases	Sales
Simplify US Equity PLUS Convexity ETF	22,243,483	5,332,847
Simplify US Equity PLUS Downside Convexity ETF	27,240,049	21,107,805
Simplify US Equity PLUS Managed Futures Strategy ETF	537,090	—
Simplify US Equity Income ETF	22,447,791	46,491,671
Simplify Gold Strategy ETF	—	—
Simplify Multi-QIS Alternative ETF	—	—
Simplify Volatility Premium ETF	—	—

Purchases and sales of long term U.S. Government Securities were as follows:

Fund	Purchases	Sales
Simplify Aggregate Bond ETF	$44,122,196	$19,188,815
Simplify Interest Rate Hedge ETF	—	44,172,930
Simplify MBS ETF	25,970,103,516	25,775,665,966

8. Fund Share Transactions

The Funds issue and redeem Shares at NAV only in large blocks of 25,000 Shares or 10,000 shares in the case of Simplify Bitcoin Strategy ETF (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on their respective exchange on each day that the exchange is open for business (“Business Day”). Each Fund’s Shares may only be purchased and sold on their respective exchange through a broker-dealer. Because each Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Funds’ custodian when purchasing and redeeming Creation Units of a Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Funds may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

9. Federal Income Taxes

For the year/period ended June 30, 2026, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, Subpart F income pick up and controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Aggregate Bond ETF	$(982,921)	$982,921
Simplify Barrier Income ETF	—	—
Simplify Bond Bull ETF	1,344	(1,344)
Simplify China A Shares PLUS Income ETF	—	—
Simplify Currency Strategy ETF	—	—
Simplify Enhanced Income ETF	1,615,626	(1,615,626)
Simplify Government Money Market ETF	—	—
Simplify Health Care ETF	(18,253,057)	18,253,057
Simplify Hedged Equity ETF	(23,210,965)	23,210,965
Simplify High Yield ETF	1	(1)
Simplify Interest Rate Hedge ETF	(1,778,105)	1,778,105
Simplify Intermediate Term Treasury Futures Strategy ETF	—	—
Simplify MBS ETF	—	—
Simplify Next Intangible Core Index ETF	(2,754,157)	2,754,157
Simplify Short Term Treasury Futures Strategy ETF	—	—
Simplify Target 15 Distribution ETF	—	—
Simplify Tax Aware Alternatives ETF	—	—
Simplify Tax Aware Diversified Income Strategy ETF	—	—
Simplify Treasury Option Income ETF	(12,862)	12,862
Simplify US Equity PLUS Bitcoin Strategy ETF	(5,922,768)	5,922,768
Simplify US Equity PLUS Convexity ETF	(2,147,510)	2,147,510
Simplify US Equity PLUS Downside Convexity ETF	(5,109,924)	5,109,924
Simplify US Equity PLUS Managed Futures Strategy ETF	—	—
Simplify US Equity Income ETF	(6,483,795)	6,483,795
Simplify VettaFi Private Credit Strategy ETF	—	—
Simplify Bitcoin Strategy ETF	1,743,447	(1,743,447)
Simplify DBi CTA Managed Futures Index ETF	—	—
Simplify Gold Strategy ETF	(6,711,459)	6,711,459
Simplify Multi-QIS Alternative ETF	(9,316,224)	9,316,224
Simplify Volatility Premium ETF	7,298,098	(7,298,098)

The tax character of dividends and distributions declared for the year/period ended June 30, 2026 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Aggregate Bond ETF	$17,205,138	$975,019	$9,341,345
Simplify Barrier Income ETF	19,782,447	—	4,628,806
Simplify Bond Bull ETF	4,100,373	—	—
Simplify China A Shares PLUS Income ETF	4,571,578	242,989	—
Simplify Currency Strategy ETF	9,084,502	—	—
Simplify Enhanced Income ETF	6,942,251	—	2,748,001
Simplify Government Money Market ETF	145,115,587	—	1,283,417
Simplify Health Care ETF	2,003,750	—	—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Hedged Equity ETF	3,970,000	—	—
Simplify High Yield ETF	22,357,304	—	10,681,698
Simplify Interest Rate Hedge ETF	8,086,542	7,049,238	—
Simplify Intermediate Term Treasury Futures Strategy ETF	2,946,750	—	—
Simplify MBS ETF	76,504,626	—	18,389,627
Simplify Next Intangible Core Index ETF	208,585	—	—
Simplify Short Term Treasury Futures Strategy ETF	21,507,501	—	—
Simplify Target 15 Distribution ETF	9,740,869	—	3,186,494
Simplify Tax Aware Alternatives ETF	5,000	—	—
Simplify Tax Aware Diversified Income Strategy ETF	—	—	5,000
Simplify Treasury Option Income ETF	14,850,226	1,817,922	11,063,604
Simplify US Equity PLUS Bitcoin Strategy ETF	320,507	—	146,993
Simplify US Equity PLUS Convexity ETF	912,500	—	—
Simplify US Equity PLUS Downside Convexity ETF	1,065,000	—	—
Simplify US Equity PLUS Managed Futures Strategy ETF	2,780,001	—	—
Simplify US Equity Income ETF	6,533,750	4,641,220	—
Simplify VettaFi Private Credit Strategy ETF	74,340	—	112,912
Simplify Bitcoin Strategy ETF	11,845,319	—	951,568
Simplify DBi CTA Managed Futures Index ETF	122,500	—	—
Simplify Gold Strategy ETF	8,281,815	258,443	—
Simplify Multi-QIS Alternative ETF	872,500	—	—
Simplify Volatility Premium ETF	119,199,829	—	16,641,675

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year/period ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Aggregate Bond ETF	$9,356,735	$—	$10,913,767
Simplify Barrier Income ETF	707,001	—	—
Simplify Bond Bull ETF	2,051,251	—	—
Simplify China A Shares PLUS Income ETF	90,000	—	—
Simplify Currency Strategy ETF	167,072	—	159,179
Simplify Enhanced Income ETF	14,816,751	—	6,963,751
Simplify Health Care ETF	677,797	—	—
Simplify Hedged Equity ETF	3,789,501	—	—
Simplify High Yield ETF	16,269,523	—	—
Simplify Interest Rate Hedge ETF	5,568,494	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	5,351,475	—	—
Simplify MBS ETF	64,435,827	—	22,181,637
Simplify Next Intangible Core Index ETF	54,899	—	—
Simplify Short Term Treasury Futures Strategy ETF	27,674,130	—	—
Simplify Target 15 Distribution ETF	1,122,001	—	—
Simplify Treasury Option Income ETF	10,942,094	652,069	8,307,884
Simplify US Equity PLUS Bitcoin Strategy ETF	440,000	—	—
Simplify US Equity PLUS Convexity ETF	716,500	—	—
Simplify US Equity PLUS Downside Convexity ETF	1,088,500	—	—
Simplify US Equity Income ETF	580,268	—	—
Simplify Bitcoin Strategy ETF	12,718,611	218,540	—
Simplify Gold Strategy ETF	517,501	—	—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Multi-QIS Alternative ETF	$2,504,782	$—	$—
Simplify Volatility Premium ETF	37,860,732	46,232,210	97,126,311

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Aggregate Bond ETF	$—	$—	$—	$2,701,032	$—	$—	$2,701,032
Simplify Barrier Income ETF	—	—	—	6,758,156	—	(5,405,523)	1,352,633
Simplify Bond Bull ETF	298,798	—	—	(14,793,506)	(25,454,243)	—	(39,948,951)
Simplify China A Shares PLUS Income ETF	2,092,255	—	—	50,011	(265,211)	(260,629)	1,616,426
Simplify Currency Strategy ETF	12,513,389	—	—	(256,571)	—	—	12,256,818
Simplify Enhanced Income ETF	—	—	—	(7,394)	(18,071,716)	—	(18,079,110)
Simplify Government Money Market ETF	—	—	—	(252,518)	—	—	(252,518)
Simplify Health Care ETF	3,142,250	—	—	32,858,870	(14,929,834)	—	21,071,286
Simplify Hedged Equity ETF	—	—	(57,458,813)	57,455,607	(180,510)	—	(183,716)
Simplify High Yield ETF	—	—	—	(5,064,645)	(4,361,966)	(19,333,541)	(28,760,152)
Simplify Interest Rate Hedge ETF	115,022	—	—	10,077,760	(22,918,719)	—	(12,725,937)
Simplify Intermediate Term Treasury Futures Strategy ETF	248,671	—	—	(11,476)	(33,270,165)	—	(33,032,970)
Simplify MBS ETF	—	—	—	2,015,923	—	(16,062,435)	(14,046,512)
Simplify Next Intangible Core Index ETF	62,688	—	—	3,844,534	(25,352)	(2,133,283)	1,748,587
Simplify Short Term Treasury Futures Strategy ETF	3,562,565	—	—	(197,984)	(88,569,052)	—	(85,204,471)
Simplify Target 15 Distribution ETF	—	—	—	1,621,926	—	(1,679,701)	(57,775)
Simplify Tax Aware Alternatives ETF	17,823	—	—	(146,284)	(25)	—	(128,486)
Simplify Tax Aware Diversified Income Strategy ETF	—	—	—	47,180	(25)	(4,359)	42,796
Simplify Treasury Option Income ETF	—	—	—	(448,130)	—	—	(448,130)
Simplify US Equity Income ETF	—	689,443	—	8,469,626	—	—	9,159,069
Simplify US Equity PLUS Bitcoin Strategy ETF	—	—	—	4,168,891	(2,511,677)	—	1,657,214
Simplify US Equity PLUS Convexity ETF	450,608	—	—	21,080,605	(2,422,495)	—	19,108,718
Simplify US Equity PLUS Downside Convexity ETF	89,575	—	—	258,698	(43,172,343)	—	(42,824,070)
Simplify US Equity PLUS Managed Futures Strategy ETF	929,239	2,483,858	—	(12,990,295)	—	—	(9,577,198)
Simplify VettaFi Private Credit Strategy ETF	—	—	—	16,061	—	(484,549)	(468,488)
Simplify Bitcoin Strategy ETF	—	—	(224,800)	(7,922,262)	(9,048,262)	(21,788,547)	(38,983,871)
Simplify DBi CTA Managed Futures Index ETF	116,535	—	—	(72,681)	—	—	43,854
Simplify Gold Strategy ETF	1,796,683	—	—	(6,221,711)	(3,042,369)	—	(7,467,397)
Simplify Multi-QIS Alternative ETF	—	—	—	2,131,513	(8,503,049)	(48,991,105)	(55,362,641)
Simplify Volatility Premium ETF	—	—	—	(21,568,593)	(47,462,761)	—	(69,031,354)

(a)	The temporary book/tax differences was attributable primarily dividend payable, straddles deferral, and mark-to-market on spot contracts.

At June 30, 2026, gross unrealized appreciation and depreciation of investments, including derivatives, owned by each Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Aggregate Bond ETF	$522,514,233	$5,726,640	$(3,025,608)	$2,701,032

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Barrier Income ETF	402,001,204	7,166,978	(408,822)	6,758,156
Simplify Bond Bull ETF	70,554,079	480	(14,793,986)	(14,793,506)
Simplify China A Shares PLUS Income ETF	13,238,822	499,345	(449,334)	50,011
Simplify Currency Strategy ETF	348,972,447	16,677,334	(16,928,367)	(251,033)
Simplify Enhanced Income ETF	71,222,754	11,823	(19,217)	(7,394)
Simplify Government Money Market ETF	5,016,877,770	499,281	(751,799)	(252,518)
Simplify Health Care ETF	314,128,669	47,118,565	(14,259,695)	32,858,870
Simplify Hedged Equity ETF	263,343,640	57,810,807	(355,200)	57,455,607
Simplify High Yield ETF	398,767,574	2,058,207	(7,122,852)	(5,064,645)
Simplify Interest Rate Hedge ETF	167,482,623	30,097,915	(20,020,155)	10,077,760
Simplify Intermediate Term Treasury Futures Strategy ETF	65,776,946	621,987	(633,463)	(11,476)
Simplify MBS ETF	3,107,391,096	4,238,324	(2,222,401)	2,015,923
Simplify Next Intangible Core Index ETF	37,072,089	7,387,620	(3,543,086)	3,844,534
Simplify Short Term Treasury Futures Strategy ETF	759,952,161	6,919,948	(7,117,932)	(197,984)
Simplify Target 15 Distribution ETF	68,783,885	1,746,413	(124,487)	1,621,926
Simplify Tax Aware Alternatives ETF	2,509,030	2,500,820	(2,647,104)	(146,284)
Simplify Treasury Option Income ETF	471,601,601	15,946	(464,076)	(448,130)
Simplify US Equity Income ETF	76,082,142	16,940,694	(847,893)	16,092,801
Simplify Tax Aware Diversified Income Strategy ETF	2,509,028	47,205	(25)	47,180
Simplify US Equity PLUS Bitcoin Strategy ETF	39,272,487	6,561,070	(2,392,178)	4,168,892
Simplify US Equity PLUS Convexity ETF	80,389,536	76,734,308	(43,597,372)	33,136,936
Simplify US Equity PLUS Downside Convexity ETF	88,906,536	20,915,095	(189,668)	20,725,427
Simplify US Equity PLUS Managed Futures Strategy ETF	174,044,357	193,078,303	(206,068,598)	(12,990,295)
Simplify VettaFi Private Credit Strategy ETF	2,434,866	30,124	(14,063)	16,061
Simplify Bitcoin Strategy ETF	125,669,283	8	(7,922,268)	(7,922,260)
Simplify DBi CTA Managed Futures Index ETF	31,258,766	5,813	(78,494)	(72,681)
Simplify Gold Strategy ETF	65,274,651	2,751	(396,782)	(394,031)
Simplify Multi-QIS Alternative ETF	44,853,230	5,336,564	(3,206,215)	(2,130,349
Simplify Volatility Premium ETF	1,010,131,775	18,793,190	(51,308,983)	(32,515,793)

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

The following Funds utilized capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2026:

Fund	Amount
Simplify Aggregate Bond ETF	$4,843,107
Simplify Health Care ETF	7,609,590
Simplify Hedged Equity ETF	9,152,875
Simplify US Equity PLUS Bitcoin Strategy ETF	1,200,211
Simplify US Equity PLUS Convexity ETF	2,852,806
Simplify US Equity PLUS Downside Convexity ETF	2,959,932

At June 30, 2026, for federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Short-Term	Long-Term	Total Amount
Simplify Bond Bull ETF	$23,619,293	$1,834,950	$25,454,243
Simplify China A Shares PLUS Income ETF	44,276	220,935	265,211
Simplify Enhanced Income ETF	9,651,119	8,420,597	18,071,716
Simplify Health Care ETF	9,880,915	5,048,919	14,929,834
Simplify Hedged Equity ETF	—	180,510	180,510
Simplify High Yield ETF	3,988,740	373,226	4,361,966
Simplify Interest Rate Hedge ETF	20,964,318	1,954,401	22,918,719
Simplify Intermediate Term Treasury Futures Strategy ETF	14,312,484	18,957,681	33,270,165
Simplify Next Intangible Core Index ETF	23,980	1,372	25,352
Simplify Short Term Treasury Futures Strategy ETF	35,422,629	53,146,423	88,569,052
Simplify Tax Aware Alternatives ETF	25	—	25
Simplify US Equity PLUS Bitcoin Strategy ETF	998,653	1,513,024	2,511,677
Simplify US Equity PLUS Convexity ETF	1,666,155	756,340	2,422,495
Simplify US Equity PLUS Downside Convexity ETF	29,975,179	13,197,164	43,172,343
Simplify Bitcoin Strategy ETF	6,907,323	2,140,939	9,048,262
Simplify Gold Strategy ETF	1,224,882	1,817,487	3,042,369
Simplify Multi-QIS Alternative ETF	3,082,786	5,420,263	8,503,049
Simplify Volatility Premium ETF	25,751,671	21,711,090	47,462,761

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. At June 30 2026, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Barrier Income ETF	$5,405,523	$—
Simplify China A Shares PLUS Income ETF	260,629	—
Simplify High Yield ETF	7,033,242	12,300,299
Simplify MBS ETF	16,062,435	—
Simplify Next Intangible Core Index ETF	2,133,282	—
Simplify Target 15 Distribution ETF	1,679,701	—
Simplify Tax Aware Diversified Income Strategy ETF	25	4,359
Simplify VettaFi Private Credit Strategy ETF	35,579	448,970
Simplify Bitcoin Strategy ETF	21,633,632	154,915
Simplify Multi-QIS Alternative ETF	16,283,686	32,707,419

10. Improvements to Income Tax Disclosures

As of the June 30, 2026 year-end the Funds adopted the FASB issued Accounting Standards Update (“ASU”), ASU 2023-09 — Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU aims to improve transparency of tax information for investors and enhance income tax disclosures. The update requires the Funds to disclose total income tax paid net of refunds, and detail by jurisdiction if the amount(s) exceed materiality. Total income taxes paid per Fund during the current reporting period were not material to the financial statements so no disclosure or jurisdictional breakdown is required.

11. Segment Reporting

Each Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of each Fund. The CODM reviews the operating results of each Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

12. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and, except as noted above, has determined that there are no other subsequent events that require adjustment to, or disclosure in, the financial statements.

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities or consolidated statements of assets and liabilities, including the schedules of investments or consolidated schedules of investments, of the funds listed below (the “Funds”), each a series of Simplify Exchange Traded Funds, as of June 30, 2026, the related statements of operations or consolidated statements of operations, the consolidated statements of cash flows, the statements of changes in net assets or consolidated statements of changes in net assets, the financial highlights or consolidated financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “Financial Statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2026, the results of their operations and their cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Cash Flows	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Simplify Aggregate Bond ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026, 2025, 2024, and 2023, and for the period from February 15, 2022 (commencement of operations) through June 30, 2022
Simplify Barrier Income ETF	Not applicable	For the year ended June 30, 2026	For year ended June 30, 2026, and for the period from April 14, 2025 (commencement of operations) through June 30, 2025
Simplify Bond Bull ETF	Not applicable	For the year ended June 30, 2026	For the year ended June 30, 2026, and for the period from December 9, 2024 (commencement of operations) through June 30, 2025
Simplify China A Shares PLUS Income ETF	Not applicable	For the year ended June 30, 2026	For the year ended June 30, 2026, and for the period from January 13, 2025 (commencement of operations) through June 30, 2025
Simplify Currency Strategy ETF	Not applicable	For the year ended June 30, 2026	For the year ended June 30, 2026, and for the period from February 3, 2025 (commencement of operations) through June 30, 2025
Simplify Enhanced Income ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026, 2025, and 2024, and for the period from October 28, 2022 (commencement of operations) through June 30, 2023

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm (Continued)

Fund Name	Statements of Cash Flows	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Simplify Government Money Market ETF	Not applicable	For the period from July 14, 2025 (commencement of operations) through June 30, 2026
Simplify Health Care ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026, 2025, 2024, and 2023, and for the period from October 8, 2021 (commencement of operations) through June 30, 2022
Simplify Hedged Equity ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026, 2025, 2024, and 2023, and for the period from November 2, 2021 (commencement of operations) through June 30, 2022
Simplify High Yield ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026, 2025, 2024, and 2023, and for the period from February 15, 2022 (commencement of operations) through June 30, 2022
Simplify Interest Rate Hedge ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026, 2025, 2024, 2023, and 2022
Simplify Intermediate Term Treasury Futures Strategy ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026, 2025, 2024, and 2023, and for the period from September 28, 2021 (commencement of operations) through June 30, 2022
Simplify MBS ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026 and 2025, and for the period from November 7, 2023 (commencement of operations) through June 30, 2024
Simplify Next Intangible Core Index ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026 and 2025, and for the period from April 16, 2024 (commencement of operations) through June 30, 2024
Simplify Short Term Treasury Futures Strategy ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026, 2025, and 2024, and for the period from November 15, 2022 (commencement of operations) through June 30, 2023
Simplify Target 15 Distribution ETF	Not applicable	For the year ended June 30, 2026	For the year ended June 30, 2026, and for the period from April 14, 2025 (commencement of operations) through June 30, 2025

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm (Continued)

Fund Name	Statements of Cash Flows	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Simplify Tax Aware Alternatives ETF and Simplify Tax Aware Diversified Income Strategy ETF	Not applicable	For the period from May 4, 2026 (commencement of operations) through June 30, 2026
Simplify Treasury Option Income ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026, 2025, and 2024, and for the period from October 28, 2022 (commencement of operations) through June 30, 2023
Simplify US Equity Income ETF (formerly Simplify US Equity PLUS Upside Convexity ETF), Simplify US Equity PLUS Bitcoin Strategy ETF, Simplify US Equity PLUS Convexity ETF, and Simplify US Equity PLUS Downside Convexity ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026, 2025, 2024, 2023, and 2022
Simplify US Equity PLUS Managed Futures Strategy ETF	Not applicable	For the period from December 8, 2025 (commencement of operations) through June 30, 2026
Simplify VettaFi Private Credit Strategy ETF	Not applicable	For the period from September 22, 2025 (commencement of operations) through June 30, 2026
Simplify Bitcoin Strategy ETF (formerly Simplify Bitcoin Strategy PLUS Income ETF)	Consolidated for the year ended June 30, 2026	Consolidated for the year ended June 30, 2026	Consolidated for the years ended June 30, 2026 and 2025	Consolidated for the years ended June 30, 2026, 2025, and 2024, and for the period from September 30, 2022 (commencement of operations) through June 30, 2023
Simplify DBi CTA Managed Futures Index ETF	Not applicable	Consolidated for the period from February 17, 2026 (commencement of operations) through June 30, 2026
Simplify Gold Strategy ETF (formerly Simplify Gold Strategy PLUS Income ETF)	Consolidated for the year ended June 30, 2026	Consolidated for the year ended June 30, 2026	Consolidated for the year ended June 30, 2026, and for the period from December 2, 2024 (commencement of operations) through June 30, 2025
Simplify Multi-QIS Alternative ETF	Not applicable	Consolidated for the year ended June 30, 2026	Consolidated for the years ended June 30, 2026 and 2025	Consolidated for the years ended June 30, 2026, and 2025, and for the period from July 11, 2023 (commencement of operations) through June 30, 2024
Simplify Volatility Premium ETF	Consolidated for the year ended June 30, 2026	Consolidated for the year ended June 30, 2026	Consolidated for the years ended June 30, 2026 and 2025	Consolidated for the years ended June 30, 2026, 2025, 2024, 2023, and 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm (Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 5, 2026

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www. sec.gov.

Discount & Premium Information

Information regarding how often Shares of each Fund traded on Cboe BZX Exchange, Inc., NYSE Arca or Nasdaq, Inc., as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2026.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Aggregate Bond ETF	00.00%	00.00%
Simplify Barrier Income ETF	00.00%	00.00%
Simplify Bond Bull ETF	00.00%	00.00%
Simplify China A Shares PLUS Income ETF	00.00%	00.00%
Simplify Currency Strategy ETF	00.00%	00.00%
Simplify Enhanced Income ETF	00.00%	00.00%
Simplify Government Money Market ETF	00.00%	00.00%
Simplify Health Care ETF	49.39%	42.94%
Simplify Hedged Equity ETF	100.00%	100.00%
Simplify High Yield ETF	00.00%	00.00%
Simplify Interest Rate Hedge ETF	00.00%	00.00%
Simplify Intermediate Term Treasury Futures Strategy ETF	00.00%	00.00%
Simplify MBS ETF	00.00%	00.00%
Simplify Next Intangible Core Index ETF	100.00%	100.00%
Simplify Short Term Treasury Futures Strategy ETF	00.00%	00.00%
Simplify Target 15 Distribution ETF	00.00%	00.00%
Simplify Tax Aware Alternatives ETF	00.00%	00.00%
Simplify Tax Aware Diversified Income Strategy ETF	00.00%	00.00%
Simplify Treasury Option Income ETF	00.00%	00.00%
Simplify US Equity Income ETF	37.08%	36.65%
Simplify US Equity PLUS Bitcoin Strategy ETF	100.00%	100.00%
Simplify US Equity PLUS Convexity ETF	78.49%	75.62%
Simplify US Equity PLUS Downside Convexity ETF	100.00%	96.43%
Simplify US Equity PLUS Managed Futures Strategy ETF	14.67%	14.41%
Simplify VettaFi Private Credit Strategy ETF	00.00%	00.00%
Simplify Bitcoin Strategy ETF	00.00%	00.00%
Simplify DBi CTA Managed Futures Index ETF	00.00%	00.00%
Simplify Gold Strategy ETF	00.00%	00.00%
Simplify Multi-QIS Alternative ETF	00.00%	00.00%
Simplify Volatility Premium ETF	00.00%	00.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

June 30, 2026

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Opportunistic Income ETF (CRDT)

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Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Opportunistic Income ETF

Schedule of Investments

June 30, 2026

	Shares	Value
Common Stocks – 40.7%
Consumer, Cyclical – 3.0%
Full House Resorts, Inc.*	397,000	$1,107,630

Financial – 37.7%
AGNC Investment Corp.	115,485	1,258,786
Annaly Capital Management, Inc.	71,839	1,606,320
ARMOUR Residential REIT, Inc., Class REIT	53,900	940,555
Blue Owl Capital, Inc.	106,500	931,875
Braemar Hotels & Resorts, Inc.	183,000	395,280
Chimera Investment Corp.	51,025	680,674
Dynex Capital, Inc.	134,500	1,763,295
MFA Financial, Inc., Class REIT	167,746	1,625,459
PennyMac Mortgage Investment Trust	53,500	603,480
Rithm Capital Corp.	411,593	3,864,858
		13,670,582
Information Technology – 0.0%†
DSG TopCo Private Equity*(a)	2,754	1,377

Total Common Stocks (Cost $14,497,114)		14,779,589

	Principal
Asset Backed Securities – 17.7%
Arini US CLO V Ltd., Class SUB, Series 2026-5A, 144A, 4/15/2039(b)(c)	$1,000,000	927,220
Dryden 97 CLO Ltd., Class ER, Series 2022-97A, 144A, 9.83%, (3-Month CME Term SOFR + 6.15%), 10/20/2038(b)(c)	1,000,000	1,004,828
Green Lakes Park CLO LLC, Class ERR, Series 2025-1A, 144A, 8.42%, (3-Month CME Term SOFR + 4.75%), 1/25/2038(b)(c)	1,000,000	900,052
Magnetite 50 Ltd., Class F, Series 2025-50A, 144A, 10.35%, (3-Month CME Term SOFR + 6.68%), 7/25/2038(b)(c)	250,000	239,811
Milford Park CLO Ltd., Class ER, Series 2022-1A, 144A, 8.53%, (3-Month CME Term SOFR + 4.85%), 1/20/2038(b)(c)	1,000,000	926,351
Navient Private Education Refi Loan Trust 2021-B, Class R, Series 2021-BA, 144A, 7/15/2069(a)(c)	4,722	1,099,045
Point Securitization Trust 2025-1, Class B1, Series 2025-1, 144A, 5.50%, 6/25/2055(a)(c)	1,500,000	1,332,450
Total Asset Backed Securities (Cost $6,881,337)		6,429,757

	Shares
Preferred Stocks – 15.6%
Consumer Discretionary – 0.6%
QVC Group, Inc., 8.00%*	43,845	225,802

Energy – 2.6%
NGL Energy Partners LP, 11.23%, (3-Month CME Term SOFR + 7.47%), Series B(b)	38,100	950,595

Financial – 12.4%
AGNC Investment Corp., 8.63%, (1-Month CME Term SOFR + 4.96%), Series F(b)	21,500	536,425
Chimera Investment Corp., 9.78%, (3-Month CME Term SOFR + 6.05%), Series B(b)	47,142	1,091,808
Chimera Investment Corp., 8.74%, (3-Month CME Term SOFR + 5.00%), Series C(b)	53,000	1,199,920
Rithm Capital Corp., 8.98%, (3-Month CME Term SOFR + 5.23%), Series C(b)	30,134	724,120
Rithm Capital Corp., 8.75%, Series E	37,584	918,929
		4,471,202
Total Preferred Stocks (Cost $5,369,261)		5,647,599

Principal
Corporate Bonds – 10.4%
Basic Materials – 1.3%
Centrus Energy Corp., 5.03%, 8/15/2032, 144A(c)(d)	450,000	465,458

See Notes to Financial Statements.

4

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2026

	Principal	Value
Corporate Bonds (continued)
Consumer, Non-cyclical – 4.1%
Arrowhead Pharmaceuticals, Inc., 1.17%, 1/15/2032(d)	$800,000	$957,955
Ionis Pharmaceuticals, Inc., 2.42%, 12/1/2030, 144A(c)(d)	500,000	533,750
		1,491,705
Financial – 2.0%
First Republic Bank, 4.63%, 2/13/2047(e)	1,500,000	825
PennyMac Corp., 8.50%, 6/1/2029	700,000	716,310
		717,135
Technology – 3.0%
Datadog, Inc., 0.09%, 12/1/2029(d)	400,000	569,600
Snowflake, Inc., 10.72%, 10/1/2029(d)	300,000	531,180
		1,100,780
Total Corporate Bonds (Cost $3,512,290)		3,775,078

Foreign Bonds – 5.3%
Basic Materials – 1.3%
Newco Holding Eur 29 Sarl, 11.00%, 2/20/2030, 144A(c)	500,000	469,583

Energy – 2.8%
Twma Finance AS, 12.25%, 2/10/2029, 144A(c)	1,000,000	1,020,000

Financial – 1.2%
IREN Ltd., 1.00%, 12/1/2033, 144A(c)	500,000	435,250

Total Foreign Bonds (Cost $2,027,475)		1,924,833

U.S. Treasury Bills – 5.2%
U.S. Treasury Bill, 3.66%, 7/28/2026(d)	900,000	897,558
U.S. Treasury Bill, 3.57%, 9/22/2026(d)	1,000,000	991,621
Total U.S. Treasury Bills (Cost $1,889,499)		1,889,179

Mortgage Backed Securities – 1.4%
Collateralized Mortgage Backed Securities – 1.4%
Benchmark 2019-B9 Mortgage Trust, 3.00%, 3/15/2052 (Cost $528,969)	1,000,000	509,110

Shares
Money Market Fund – 1.2%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(f) (Cost $431,099)	431,099	431,099

	Number of Contracts	Notional Amount
Purchased Options – 1.0%
Puts – Exchange-Traded – 1.0%
3 Month SOFR, December Strike Price $97, Expires 12/11/2026	1,500	361,875,000	168,750
ADBE Adobe, Inc., August Strike Price $300, Expires 8/21/2026	28	840,000	798
Invesco QQQ Trust, June Strike Price $800, Expires 6/17/2027	30	2,400,000	175,320
			344,868
Total Purchased Options (Cost $342,800)			344,868

See Notes to Financial Statements.

5

Simplify Opportunistic Income ETF

Schedule of Investments (Continued)

June 30, 2026

	Principal	Value
Term Loans – 0.0%†
Communications – 0.0%†
Diamond Sports Group LLC, 15.00%, 1/3/2028 (Cost $55,591)	$55,591	$10,840

Total Investments – 98.5% (Cost $35,535,435)		$35,741,952
Other Assets in Excess of Liabilities – 1.5%		526,356
Net Assets – 100.0%		$36,268,308

*	Non Income Producing
†	Less than 0.05%
(a)	Investment was valued using significant unobservable inputs.
(b)	Floating rate investment. Interest rates reset periodically. Certain Securities are fixed to variable and currently in the fixed phase. Interest rate shown reflects the rate in effect at June 30, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $9,862,908, which represents 27.2% of net assets as of June 30, 2026.
(d)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(e)	Defaulted security.
(f)	Rate shown reflects the 7-day yield as of June 30, 2026.

Abbreviations:

CME	:	Chicago Mercantile Exchange
SOFR	:	Secured Overnight Financing Rate

At June 30, 2026, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
Brent Crude Futures	25	$1,823,750	7/31/26	$(140,170)
U.S. 05 Years Note (CBT)	150	16,057,031	9/30/26	(8,680)
U.S. 2 Years Note (CBT)	456	93,996,563	9/30/26	(84,156)
Total net unrealized depreciation				$(233,006)

See Notes to Financial Statements.

6

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Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2026

Simplify Opportunistic Income ETF
Assets
Investments, at value	$35,741,952
Cash	1,686
Receivables:
Due from broker	757,705
Dividends	173,952
Interest	155,852
Total assets	36,831,147

Liabilities
Due to Custodian-Foreign Currency	3
Payables:
Securities purchased	534,495
Investment advisory fees	28,341
Total liabilities	562,839
Net Assets	$36,268,308

Net Assets Consist of
Paid-in capital	$42,612,438
Distributable earnings (loss)	(6,344,130)
Net Assets	$36,268,308
Number of Common Shares outstanding	1,550,001
Net Asset Value, offering and redemption price per share	$23.40
Investments, at cost	$35,535,435

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2026

Simplify Opportunistic Income ETF
Investment Income
Dividend income	$1,946,194
Interest income	2,528,901
Total income	4,475,095

Expenses
Investment advisory fees	557,118
Total expenses	557,118
Net investment income (loss)	3,917,977

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(704,052)
Futures	(1,568,475)
Swaps	(2,366,701)
Foreign currency transactions	(23,948)
Net realized gain (loss)	(4,663,176)
Net change in unrealized appreciation (depreciation) on:
Investments	3,358,577
Foreign currency translations	(20)
Futures	(363,597)
Net unrealized gain (loss)	2,994,960
Net realized and unrealized gain (loss)	(1,668,216)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,249,761

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Opportunistic Income ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,917,977	$6,829,408
Net realized gain (loss)	(4,663,176)	(625,816)
Net change in net unrealized appreciation (depreciation)	2,994,960	(4,992,024)
Net increase (decrease) in net assets resulting from operations	2,249,761	1,211,568

Distributions to Shareholders from:
Distributions	(3,295,509)	(5,139,704)
Return of capital	(332,742)	(587,298)
Total distributions	(3,628,251)	(5,727,002)

Fund Shares Transactions
Proceeds from shares sold	11,982,453	60,653,361
Value of shares redeemed	(52,379,246)	(52,794,986)
Net increase (decrease) in net assets resulting from fund share transactions	(40,396,793)	7,858,375
Total net increase (decrease) in Net Assets	(41,775,283)	3,342,941

Net Assets
Beginning of year	78,043,591	74,700,650
End of year	$36,268,308	$78,043,591

Changes in Shares Outstanding
Shares outstanding, beginning of year	3,275,001	3,025,001
Shares sold	500,000	2,400,000
Shares redeemed	(2,225,000)	(2,150,000)
Shares outstanding, end of year	1,550,001	3,275,001

See Notes to Financial Statements.

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Simplify Exchange Traded Funds

Financial Highlights

Simplify Opportunistic Income ETF	Years Ended June 30					Period Ended June 30,
Selected Per Share Data	2026	2025		2024		2023(a)
Net Asset Value, beginning of period	$23.83	$24.69		$25.01		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.58	2.11		1.97		0.01
Net realized and unrealized gain (loss)	(0.58)	(1.20)		(0.73)		—
Total from investment operations	1.00	0.91		1.24		0.01
Less distributions from:
Net investment income	(1.30)	(1.59)		(1.56)		—
Return of capital	(0.13)	(0.18)		—		—
Total distributions	(1.43)	(1.77)		(1.56)		—
Net Asset Value, end of period	$23.40	$23.83		$24.69		$25.01
Total Return (%)	4.36	3.54		5.05		0.04	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$36	$78		$75		$38
Ratio of expenses (%)	0.95	0.98	(d)	0.96	(e)(f)	0.95	(g)
Ratio of expenses after fee waiver (%)	0.95	0.84	(d)(h)	0.51	(e)(f)	0.50	(g)
Ratio of net investment income (loss) (%)	6.68	8.41		7.83		4.52	(g)
Portfolio turnover rate (%)(i)	108	418		322		0	(c)

(a)	For the period June 27, 2023 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	The increase in the Fund’s expense ratio is due to expiration of the advisory fee waiver which was in place through October 31, 2024.
(i)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

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Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2026

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2026, the Trust consists of forty-two investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Opportunistic Income ETF (the “Fund”). The Fund is a diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Opportunistic Income ETF	The Fund seeks to maximize total return.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities, closed-end funds and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities, closed-end funds and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange traded options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Over-the-counter options are valued based upon prices provided by market makers in such securities. Over-the-counter options are categorized as Level 2.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

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Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board.

Money Market Funds are valued at NAV.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2026 for the Fund based upon the three levels defined above:

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Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Simplify Opportunistic Income ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$14,778,212	$—	$1,377	$14,779,589
Asset Backed Securities	—	3,998,262	2,431,495	6,429,757
Preferred Stocks	5,647,599	—	—	5,647,599
Corporate Bonds	825	3,774,253	—	3,775,078
Foreign Bonds	—	1,924,833	—	1,924,833
U.S. Treasury Bills	1,889,179	—	—	1,889,179
Mortgage Backed Securities	—	509,110	—	509,110
Term Loans	—	10,840	—	10,840
Purchased Options	344,868	—	—	344,868
Money Market Fund	431,099	—	—	431,099
TOTAL	$23,091,782	$10,217,298	$2,432,872	$35,741,952

Liabilities	Level 1	Level 2	Level 3	Total
Futures	(233,006)	—	—	(233,006)
TOTAL	$(233,006)	$—	$—	$(233,006)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the reporting year. At June 30, 2026, the reconciliation of assets is as follows:

Simplify Opportunistic Income ETF	Asset Backed Securities	Common Stocks	Total
Balance at June 30, 2025	$1,605,480	$41,310	$1,646,790
Purchases	—	—	—
Sales	—	—	—
Transfer into Level 3	1,171,040	—	1,171,040
Transfer out of Level 3	—	—	—
Net Realized Gain (Loss)	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	(345,025)	(39,933)	(384,958)
Balance at June 30, 2026	$2,431,495	$1,377	$2,432,872
Net Change in Unrealized Appreciation (Depreciation) from investments still held as of June 30, 2026	$(345,025)	$(39,933)	$(384,958)

The following table presents quantitative information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2026:

Simplify Opportunistic Income ETF

	Fair Value at June 30, 2026	Valuation Technique	Unobservable Input	Range (Weighted Average)(a)	Impact to Valuation from an Increase in Input(b)
Common Stock	$1,377	Market Approach	Broker Quote	$0.50 (100%)	Increase
	$1,377
Asset Backed Securities	$2,431,495	Market Approach	Broker Quote	$88.83 – $23.275 (100%)	Increase
	$2,431,495

(a)	Unobservable inputs were weighted by the notional value of the instruments.
(b)	Represents the change in fair value of the level 3 investments that would result from an increase in the corresponding input. A decrease in the unobservable input would have the opposite effect.

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Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

When-Issued and Delayed-Delivery Transactions

The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy to pay out dividends from net investment income monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Derivative Financial Instruments

In the normal course of business, the Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The Fund is subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and required funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Option Contracts

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

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Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

Swaps

Swap agreements are agreements between the Fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap. Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Total Return Swaps

Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The Fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2026 and the related location in the accompanying Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities, presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Opportunistic Income ETF
Equity Contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$233,006
Equity Contracts	Investments, at value(1)	$344,868	Investments, at value(1)	$—

*	Includes cumulative unrealized appreciation or unrealized cumulative depreciation on futures contracts as disclosed in the Schedule of Investments.
(1)	Purchased option contracts are included in Investments within the Statement of Assets and Liabilities.

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts(a) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Opportunistic Income ETF	Equity	$119,217	$23,458
Simplify Opportunistic Income ETF	Commodity	9,989	—

17

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Opportunistic Income ETF	Interest Rate	$—	$(21,390)
Simplify Opportunistic Income ETF	Foreign Exchange	(115,768)	(65,103)

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Opportunistic Income ETF	Equity	$(1,619,566)	$—
Simplify Opportunistic Income ETF	Interest Rate	(705,049)	—
Simplify Opportunistic Income ETF	Credit	(42,086)	—

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Opportunistic Income ETF	Interest Rate	$(1,453,465)	$(223,427)
Simplify Opportunistic Income ETF	Commodity	(115,010)	(140,170)

For the year ended June 30, 2026, the average fiscal quarter end notional balances of outstanding derivative financial instruments from purchased options, futures, and swaps were $109,362, $51,373,827 and $11,502,746, respectively.

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Asterozoa Management LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Adviser, not the Fund, pays the Sub-Adviser.

For its investment advisory services to the Fund, the Adviser is entitled to receive a management fee, computed and accrued daily and payable monthly, at an annual rate equal to 0.95% of the Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

18

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Opportunistic Income ETF	$55,652,648	$88,923,297

6. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with authorized participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

7. Federal Income Taxes

For the year ended June 30, 2026, the effect of permanent “book/tax” reclassifications to the components of net assets are included below.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Opportunistic Income ETF	$—	$—

The tax character of dividends and distributions declared for the year ended June 30, 2026 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Opportunistic Income ETF	$3,295,509	$—	$332,742

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Opportunistic Income ETF	$5,139,704	$—	$587,298

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2026. The components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Opportunistic Income ETF	$—	$—	$—	$(622,744)	$(2,131,843)	$(3,589,543)	$(6,344,130)

At June 30, 2026, gross unrealized appreciation and depreciation of investments, including derivatives owned by the Fund, based on cost for federal income tax purposes were as follows:

19

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Opportunistic Income ETF	$36,338,928	$1,865,219	$(2,487,911)	$(622,692)

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to wash sales, real estate investment trusts and partnerships, section 1256 mark-to-market treatment of derivatives, and swaps.

The Fund did not utilize capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2026.

At June 30, 2026, for federal income tax purposes, the Fund had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Opportunistic Income ETF	$2,131,843	$—	$2,131,843

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. At June 30 2026, the Fund incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Opportunistic Income ETF	$(2,909,607)	$(679,936)

8. Improvements to Income Tax Disclosures

As of the June 30, 2026 year-end the Fund adopted the FASB issued Accounting Standards Update (“ASU”), ASU 2023-09 — Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU aims to improve transparency of tax information for investors and enhance income tax disclosures. The update requires the Fund to disclose total income tax paid net of refunds, and detail by jurisdiction if the amount(s) exceed materiality. Total income taxes paid by the Fund during the current reporting period were not material to the financial statements so no disclosure or jurisdictional breakdown is required.

9. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

10. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

20

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of

Trustees of Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Opportunistic Income ETF (the “Fund”), a series of Simplify Exchange Traded Funds, as of June 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended June 30, 2026, 2025, and 2024, and for the period from June 27, 2023 (commencement of operations) through June 30, 2023, and the related notes (collectively referred to as the “Financial Statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian, agent bank and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 1, 2026

21

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2026.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Opportunistic Income ETF	6.92%	6.88%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22

June 30, 2026

Annual Financial Statements and
Other Important Information

Simplify Exchange Traded Funds

Simplify Propel Opportunities ETF (SURI)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Propel Opportunities ETF

Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 76.8%
U.S. Treasury Bill, 3.84%, 10/20/2026(a)(b) (Cost $59,307,103)	$60,000,000	$59,303,475

	Shares
Common Stocks – 51.9%
Health Care – 51.9%
Abeona Therapeutics, Inc.*	345,416	2,134,671
Achieve Life Sciences, Inc.,*(e)	1,432,105	9,351,646
Aquestive Therapeutics, Inc.*	278,723	1,159,488
Artiva Biotherapeutics, Inc.*	101,355	983,144
Celldex Therapeutics, Inc.*	53,134	1,977,116
Chinook Therapeutics, Inc.*(c)	25,000	2,000
Compass Pathways PLC, ADR*	114,281	1,617,076
Corcept Therapeutics, Inc.*	26,434	2,298,436
Delcath Systems, Inc.*	261,126	3,287,576
Eiger BioPharmaceuticals, Inc.*(c)	90,000	900
EyePoint, Inc.*	38,598	551,951
Immunic, Inc.*	30,725	472,243
Inventiva Saca, ADR*	313,483	1,184,966
Kyverna Therapeutics, Inc.*	182,603	1,626,993
Leonabio, Inc.*	149,279	1,371,874
Milestone Pharmaceuticals, Inc.*	3,349,379	4,488,168
Novo Nordisk A/S*(c)	145,609	426,634
Ocular Therapeutix, Inc.*	81,051	795,921
Orchestra BioMed Holdings, Inc.*	219,387	946,655
Palisade Bio, Inc.*	450,543	941,635
Phathom Pharmaceuticals, Inc.*	249,267	2,704,547
Sab Biotherapeutics, Inc.*	104,849	408,911
Upstream Bio, Inc.*	62,113	429,822
Zevra Therapeutics, Inc.*	67,372	966,114
Total Common Stocks (Cost $37,227,659)		40,128,487

Limited Partnership – 40.0%
Energy – 40.0%
Plains GP Holdings LP, Class A* (Cost $11,729,119)	1,272,360	30,880,177

Warrants – 5.4%
Health Care – 5.4%
Achieve Life Science, Inc., Expires 6/30/2030*(c)	966,667	3,412,334
Achieve Life Science, Inc., Expires 12/31/2036*(c)(e)	247,593	747,731
Altimmune, Inc., Expires 4/23/2031*(c)	79,075	3,163
Jasper Therapeutics, Inc., Expires 12/31/2049*(c)	609,053	1
Milestone Pharmaceuticals, Inc., Series B, Expires 7/14/2030*(c)	1,842,974	2
Quoin Pharmaceuticals Ltd., ADR, Series H, Expires 10/10/2030*(c)	34,895	0
Quoin Pharmaceuticals Ltd., ADR, Series I, Expires 10/10/2030*(c)	34,895	0
Quoin Pharmaceuticals Ltd., ADR, Series J, Expires 10/10/2030*(c)	34,895	0
Quoin Pharmaceuticals Ltd., ADR, Series K, Expires 10/10/2030*(c)	34,895	0
Tenaya Therapeutics, Inc, Expires 12/12/2030*(c)	560,000	1
Total Warrants (Cost $9,666)		4,163,232

See Notes to Financial Statements.

4

Simplify Propel Opportunities ETF

Schedule of Investments (Continued)

June 30, 2026

	Principal	Value
Corporate Bonds – 1.1%
Communications – 1.1%
Telesat Canada / Telesat LLC, 5.63%, 12/6/2026, 144A(d) (Cost $931,177)	$1,000,000	$895,000

Total Investments – 175.2% (Cost $109,204,724)		$135,370,371
Liabilities in Excess of Other Assets – -75.2%		(58,114,072)
Net Assets – 100.0%		$77,256,299

*	Non Income Producing
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Security, or a portion thereof, in the amount of $59,302,800 has been pledged as collateral for reverse repurchase agreements as of June 30, 2026. See Note 3 for additional information.
(c)	Investment was valued using significant unobservable inputs.
(d)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $895,000, which represents 1.1% of net assets as of June 30, 2026.
(e)	All or a portion of the security is restricted as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,364,513, representing 3.1% of its net assets as of June 30, 2026, and an original cost of $900,001.

Abbreviations:

ADR	:	American Depositary Receipt

At June 30, 2026, open reverse repurchase agreements were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Payable for Reverse Repurchase Agreements
Morgan Stanley Capital Services LLC	3.80%	6/30/2026	7/2/2026	$58,112,171	$58,112,171
				$58,112,171	$58,112,171

See Notes to Financial Statements.

5

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2026

Simplify Propel Opportunities ETF
Assets
Investments, at value	$135,370,371
Foreign currency at value	491
Receivables:
Securities sold	361,321
Interest	6,067
Total assets	135,738,250

Liabilities
Due to custodian	217,638
Payables:
Reverse repurchase agreement	58,112,171
Investment advisory fees	152,142
Total liabilities	58,481,951
Net Assets	$77,256,299

Net Assets Consist of
Paid-in capital	$66,083,949
Distributable earnings (loss)	11,172,350
Net Assets	$77,256,299
Number of Common Shares outstanding	4,290,001
Net Asset Value, offering and redemption price per share	$18.01
Investments, at cost	$109,204,724
Foreign currency, at cost	$497

See Notes to Financial Statements.

6

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2026

Simplify Propel Opportunities ETF
Investment Income
Dividend income	$148,708
Interest income	616,491
Total income	765,199

Expenses
Investment advisory fees	2,017,645
Interest on reverse repurchase agreement	46,285
Other expenses	14,902
Total expenses	2,078,832
Less fees waived:
Waiver	(183,429)
Net expenses	1,895,403
Net investment income (loss)	(1,130,204)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,099,737
Foreign currency transactions	(2,155)
Net realized gain (loss)	2,097,582
Net change in unrealized appreciation (depreciation) on:
Investments	24,239,292
Foreign currency translations	(52)
Net unrealized gain (loss)	24,239,240
Net realized and unrealized gain (loss)	26,336,822
Net Increase (Decrease) in Net Assets Resulting from Operations	$25,206,618

See Notes to Financial Statements.

7

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Propel Opportunities ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(1,130,204)	$(435,792)
Net realized gain (loss)	2,097,582	(489,569)
Net change in net unrealized appreciation (depreciation)	24,239,240	(19,253,942)
Net increase (decrease) in net assets resulting from operations	25,206,618	(20,179,303)

Distributions to Shareholders from:
Return of capital	(12,008,803)	(12,083,603)
Total distributions	(12,008,803)	(12,083,603)

Fund Shares Transactions
Proceeds from shares sold	4,105,240	4,458,058
Value of shares redeemed	(6,020,540)	(3,164,938)
Net increase (decrease) in net assets resulting from fund share transactions	(1,915,300)	1,293,120
Total net increase (decrease) in Net Assets	11,282,515	(30,969,786)

Net Assets
Beginning of year	65,973,784	96,943,570
End of year	$77,256,299	$65,973,784

Changes in Shares Outstanding
Shares outstanding, beginning of year	4,390,001	4,380,001
Shares sold	250,000	200,000
Shares redeemed	(350,000)	(190,000)
Shares outstanding, end of year	4,290,001	4,390,001

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Statement of Cash Flows

For the Year Ended June 30, 2026

Simplify Propel Opportunities ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$25,206,618

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Purchases of long-term investment securities	(43,288,635)
Net purchases and sales in short term investments	(11,971,997)
Net change in unrealized (appreciation) / depreciation on investments	(24,239,292)
Net realized (gain) / loss from sales of investments	(2,099,737)
Proceeds from sale of securities	48,608,772
Return of capital distributions	2,029,414
Net amortization of premium / (discount)	(432,731)
(Increase) Decrease in dividends and interest receivable	135,694
(Increase) Decrease in due to broker	217,638
(Increase) Decrease in securities sold receivable	(344,369)
Increase (Decrease) in investment advisory fees payable	11,285
Increase (Decrease) securities purchased payable	(2,900,001)
Net Cash Provided by / (Used for) Operating Activities	(9,067,341)

Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	4,105,240
Shares redeemed	(6,020,540)
Proceeds from reverse repurchase agreement	212,707,291
Payments made on reverse repurchase agreement	(189,715,360)
Distributions paid	(12,008,803)
Cash provided by (used for) financing activities	9,067,828
Net increase (decrease) in cash	487

Cash and Restricted Cash:
Cash and Restricted Cash, at beginning of period	4
Cash and Restricted Cash, at end of period	$491

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities:
Cash paid for interest on reverse repurchase agreements	$46,285

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Financial Highlights

Simplify Propel Opportunities ETF	Years Ended June 30			Period Ended June 30,
Selected Per Share Data	2026	2025	2024	2023(a)
Net Asset Value, beginning of period	$15.03	$22.13	$21.92	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.26)	(0.10)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	5.96	(4.28)	3.63	(1.36)
Total from investment operations	5.70	(4.38)	3.50	(1.40)
Less distributions from:
Net investment income	—	—	—	(0.87)
Return of capital	(2.72)	(2.72)	(3.29)	(0.81)
Total distributions	(2.72)	(2.72)	(3.29)	(1.68)
Net Asset Value, end of period	$18.01	$15.03	$22.13	$21.92
Total Return (%)	41.48	(20.69)	17.27	(4.97	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$77	$66	$97	$100
Ratio of expenses before fee waiver (%)	2.83 (d)	2.81 (e)	2.75 (f)	2.75	(f)(g)
Ratio of expenses after fee waiver (%)	2.58 (d)	2.56 (e)	2.50 (f)	2.50	(f)(g)
Ratio of net investment income (loss) (%)	(1.54)	(0.52)	(0.60)	(0.50	)(g)
Portfolio turnover rate (%)(h)	62	22	42	46	(c)

(a)	For the period February 8, 2023 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.08%.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.06%.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2026

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2026, the Trust consists of forty-two investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Propel Opportunities ETF (the “Fund”). The Fund is a non-diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Propel Opportunities ETF	The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities, closed-end funds, and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities, closed-end funds or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities, closed-end funds, and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange traded options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Money Market Funds are valued at NAV.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

11

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Reverse repurchase agreements are valued at cost plus accrued interest. These securities are categorized as Level 2 in the fair value hierarchy.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non- U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2026 for the Fund based upon the three levels defined above:

Simplify Propel Opportunities ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$59,303,475	$—	$—	$59,303,475
Common Stocks	39,698,953	—	429,534	40,128,487
Limited Partnership	30,880,177	—	—	30,880,177
Warrants	—	—	4,163,232	4,163,232
Corporate Bonds	—	895,000	—	895,000
TOTAL	$129,882,605	$895,000	$4,592,766	$135,370,371

Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$(58,112,171)	$—	$(58,112,171)
TOTAL	$—	$(58,112,171)	$—	$(58,112,171)

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the reporting year. At June 30, 2026, the reconciliation of assets is as follows:

Simplify Propel Opportunities ETF	Common Stocks	Warrants	Total
Balance at June 30, 2025	$425,500	$9,667	$435,167
Purchases	—	—	—
Sales	(357,660)	—	(357,660)
Transfer into Level 3	—	—	—
Transfer out of Level 3	—	—	—
Net Realized Gain (Loss)	357,660	—	357,660
Net Change in Unrealized Appreciation (Depreciation)	4,034	4,153,565	4,157,599
Balance at June 30, 2026	$429,534	$4,163,232	$4,592,766
Net Change in Unrealized Appreciation (Depreciation) from investments still held as of June 30, 2026	$4,034	$4,153,565	$4,157,599

The following table presents quantitative information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2026:

Simplify Propel Opportunities ETF

	Fair Value at June 30, 2026	Valuation Technique	Unobservable Input	Range (Weighted Average)(a)	Impact to Valuation from an Increase in Input(b)
Common Stock	$2,900	Market Approach	Intrinsic Value	$0.01 – $0.08 (100%)	Increase
	$426,634	Discounted Cash Flow	Discount Rate	12.5%	Decrease
	$429,534
Warrant	$4,163,232	Market Approach	Intrinsic Value	$0.00 – $3.53 (100%)	Increase
	$4,163,232

(a)	Unobservable inputs were weighted by the notional value of the instruments.
(b)	Represents the change in fair value of the level 3 investments that would result from an increase in the corresponding input. A decrease in the unobservable input would have the opposite effect.

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Reverse Repurchase Agreements

The Fund is subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions the Fund can enter into, eliminates the asset segregation framework that had been used by the Fund to comply with Section 18 of the 1940 Act, and requires a fund whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Offsetting of Reverse Repurchase Agreements Liabilities

Simplify Propel Opportunities ETF

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amounts Presented in the Consolidated Statements of Assets and Liabilities	Financial Instruments(a)	Collateral Pledged(a)	Net Amount Payable
Reverse Repurchase Agreements	$58,112,171	$—	$58,112,171	$—	$58,112,171	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund may borrow for investment purposes indirectly using reverse repurchase agreements. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. Borrowing may cause the Fund to liquidate positions under adverse

14

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

market conditions to satisfy its repayment obligations. The use of reverse repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund is subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to meet its contractual obligations) with respect to the security it expects to receive back from a counterparty. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. As of June 30, 2026, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund was $25,467,628 and 4.06%, respectively.

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Simplify Propel Opportunities ETF liability as of June 30, 2026:

	Less than 30 days	30-90 days	Greater than 90 days	Total
U.S. Government Obligations	$—	$—	$58,112,171	$58,112,171

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Propel Bio Management, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund’s equity portfolio, subject to supervision of the Adviser. The Adviser, not the Fund, pays the sub-advisory fee to the Sub-Adviser.

Mr. Richard Kayne (through a trust where he serves as a trustee) directly owns voting preferred shares of the Adviser and through the same trust is indirectly the Fund’s seed investor. Mr. Kayne is also a majority owner in Propel Bio Partners, LLC, a Delaware limited liability company, which serves as the general partner to Propel Bio Partners, L.P. (the “Private Fund”), a Delaware limited partnership and a private pooled investment vehicle that is exempt from registration under the 1940 Act and the Securities Act of 1933. The Sub-Adviser serves as the investment adviser to the Private Fund. Mr. Kayne’s indirect part ownership of the Adviser and provision of seed capital to the Fund presents a potential conflict of interest on the part of the Adviser in selecting the Sub-Adviser. These relationships between Mr. Kayne and each of the Adviser and the Sub-Adviser were fully disclosed to, discussed with and considered by the Board in approving the appointment of the Sub-Adviser.

For its investment advisory services, the Adviser is entitled to receive a management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Assets	Management Fee
Up to and including $1 billion	2.75%
Over $1 billion and less than $5 billion	2.50%
Over $5 billion and less than $10 billion	2.00%
Over $10 billion	1.00%

The Adviser and Sub-Adviser have each agreed to waive its respective advisory and sub-advisory fee by 0.25% on an annualized basis through October 31, 2026. This waiver may be terminated by the Board on 60 days’ notice and terminates automatically if the Investment Advisory Agreement or sub-advisory agreement is terminated. For the year ended June 30, 2026, the Adviser waived fees of $183,429.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Propel Opportunities ETF	$43,288,635	$48,251,160

6. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with authorized participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

7. Federal Income Taxes

For the year ended June 30, 2026, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to net operating loss.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Propel Opportunities ETF	$1,088,514	$(1,088,514)

The tax character of dividends and distributions declared for the year/period ended June 30, 2026 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Propel Opportunities ETF	$—	$—	$12,008,803

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Propel Opportunities ETF	$—	$—	$12,083,603

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable Earnings (loss)
Simplify Propel Opportunities ETF	$—	$—	$—	$15,811,084	$(4,638,734)	$—	$11,172,350

16

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

At June 30, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Propel Opportunities ETF	$119,559,280	$44,454,261	$(28,643,170)	$15,811,091

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to wash sales and passive foreign investment companies.

The Fund utilized capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2026 as follows:

Fund	Amount
Simplify Propel Opportunities ETF	$3,047,344

At June 30, 2026, for federal income tax purposes, the Fund had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Propel Opportunities ETF	$4,638,734	$—	$4,638,734

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. At June 30, 2026, the Fund had no defer post-October capital losses and late year ordinary losses.

8. Improvements to Income Tax Disclosures

As of the June 30, 2026 year-end the Fund adopted the FASB issued Accounting Standards Update (“ASU”), ASU 2023-09 — Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU aims to improve transparency of tax information for investors and enhance income tax disclosures. The update requires the Fund to disclose total income tax paid net of refunds, and detail by jurisdiction if the amount(s) exceed materiality. Total income taxes paid by the Fund during the current reporting period were not material to the financial statements so no disclosure or jurisdictional breakdown is required.

9. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

10. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

17

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Propel Opportunities ETF (the “Fund”), a series of Simplify Exchange Traded Funds, as of June 30, 2026, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended June 30, 2026, 2025, and 2024, and for the period from February 8, 2023 (commencement of operations) through June 30, 2023, and the related notes (collectively referred to as the “Financial Statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 1, 2026

18

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2026.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Propel Opportunities ETF	0.00%	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

19

June 30, 2026

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Volt TSLA Revolution ETF (TESL)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Volt TSLA Revolution ETF

Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 44.9%
U.S. Treasury Bill, 3.72%, 7/21/2026(a)(b)	$2,795,000	$2,789,416
U.S. Treasury Bill, 3.69%, 8/4/2026(a)(b)	800,000	797,281
U.S. Treasury Bill, 3.70%, 9/1/2026(a)(b)	2,700,000	2,683,144
U.S. Treasury Bill, 3.67%, 10/15/2026(a)(b)	2,150,000	2,126,653
Total U.S. Treasury Bills (Cost $8,396,911)		8,396,494

	Shares
Money Market Fund – 28.1%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(c) (Cost $5,248,840)	5,248,840	5,248,840

Common Stocks – 23.9%
Consumer Discretionary – 23.9%
Tesla, Inc.*(b) (Cost $3,984,799)	10,621	4,467,193

	Number of Contracts	Notional Amount
Purchased Options – 2.1%
Calls – Exchange-Traded – 1.3%
NVIDIA Corp, July Strike Price $210, Expires 7/17/26	520	10,920,000	138,580
S&P 500 Index, July Strike Price $7,650, Expires 7/17/26	6	4,590,000	12,660
S&P 500 Index, July Strike Price $7,700, Expires 7/17/26	5	3,850,000	5,675
S&P 500 Index, July Strike Price $7,850, Expires 7/17/26	12	9,420,000	1,680
S&P 500 Index, July Strike Price $7,900, Expires 7/31/26	7	5,530,000	4,725
S&P 500 Index, August Strike Price $7,950, Expires 8/21/26	9	7,155,000	15,975
S&P 500 Index, August Strike Price $8,000, Expires 8/21/26	7	5,600,000	8,960
S&P 500 Index, September Strike Price $7,950, Expires 9/18/26	8	6,360,000	36,680
S&P 500 Index, September Strike Price $8,100, Expires 9/18/26	8	6,480,000	18,000
			242,935
Puts – Exchange-Traded – 0.8%
S&P 500 Index, July Strike Price $6,000, Expires 7/17/26(d)	49	29,400,000	5,635
S&P 500 Index, August Strike Price $6,300, Expires 8/21/26(d)	51	32,130,000	63,240
S&P 500 Index, September Strike Price $6,500, Expires 9/18/26(d)	25	16,250,000	85,000
			153,875
Total Purchased Options (Cost $1,552,613)			396,810

Total Investments – 99.0% (Cost $19,183,163)			$18,509,337
Other Assets in Excess of Liabilities – 1.0%			188,016
Net Assets – 100.0%			$18,697,353

See Notes to Financial Statements.

4

Simplify Volt TSLA Revolution ETF

Schedule of Investments (Continued)

June 30, 2026

	Number of Contracts	Notional Amount	Value
Written Options – -0.5%
Puts – Exchange-Traded – -0.5%
S&P 500 Index, July Strike Price $5,700, Expires 7/17/26	(49)	$(27,930,000)	$(3,920)
S&P 500 Index, August Strike Price $6,000, Expires 8/21/26	(51)	(30,600,000)	(43,095)
S&P 500 Index, September Strike Price $6,000, Expires 9/18/26	(25)	(15,000,000)	(45,375)
			(92,390)
Total Written Options (Premiums Received $(345,039))			$(92,390)

*	Non Income Producing
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $11,141,381 have been pledged as collateral for options and swaps as of June 30, 2026.
(c)	Rate shown reflects the 7-day yield as of June 30, 2026.
(d)	Held in connection with Written Options.

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
Tesla, Inc.	3/15/2027	4.43% (SOFR + 0.75%)(c)	BOFA	13,835,228	$294,298
					$294,298

(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

Abbreviations:

BOFA	:	Bank of America

See Notes to Financial Statements.

5

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2026

Simplify Volt TSLA Revolution ETF
Assets
Investments, at value	$18,509,337
Unrealized appreciation on over the counter swaps	294,298
Receivables:
Interest	922
Due from broker	92
Total assets	18,804,649

Liabilities
Payables:
Written options	92,390
Investment advisory fees	14,906
Total liabilities	107,296
Net Assets	$18,697,353

Net Assets Consist of
Paid-in capital	$25,645,670
Distributable earnings (loss)	(6,948,317)
Net Assets	$18,697,353
Number of Common Shares outstanding	1,125,001
Net Asset Value, offering and redemption price per share	$16.62
Investments, at cost	$19,183,163
Premiums received on written options	$345,039

See Notes to Financial Statements.

6

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2026

Simplify Volt TSLA Revolution ETF
Investment Income
Dividend income	$41,341
Interest income	526,177
Total income	567,518

Expenses
Investment advisory fees	264,903
Interest expense	1,483
Total expenses	266,386
Net investment income (loss)	301,132

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,994,727)
In-kind redemptions	3,654,371
Swaps	(1,732,758)
Written options	3,366,935
Net realized gain (loss)	1,293,821
Net change in unrealized appreciation (depreciation) on:
Investments	(2,474,425)
Swaps	860,113
Written options	(45,303)
Net unrealized gain (loss)	(1,659,615)
Net realized and unrealized gain (loss)	(365,794)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(64,662)

See Notes to Financial Statements.

7

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Volt TSLA Revolution ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$301,132	$225,502
Net realized gain (loss)	1,293,821	6,965,079
Net change in net unrealized appreciation (depreciation)	(1,659,615)	(403,401)
Net increase (decrease) in net assets resulting from operations	(64,662)	6,787,180

Distributions to Shareholders from:
Distributions	(10,571,900)	(485,916)
Total distributions	(10,571,900)	(485,916)

Fund Shares Transactions
Proceeds from shares sold	17,942,477	33,694,409
Value of shares redeemed	(21,098,374)	(13,019,313)
Net increase (decrease) in net assets resulting from fund share transactions	(3,155,897)	20,675,096
Total net increase (decrease) in Net Assets	(13,792,459)	26,976,360

Net Assets
Beginning of year	32,489,812	5,513,452
End of year	$18,697,353	$32,489,812

Changes in Shares Outstanding
Shares outstanding, beginning of year	1,350,001	500,001
Shares sold	1,000,000	1,550,000
Shares redeemed	(1,225,000)	(700,000)
Shares outstanding, end of year	1,125,001	1,350,001

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Financial Highlights

Simplify Volt TSLA Revolution ETF	Years Ended June 30
Selected Per Share Data	2026	2025	2024	2023		2022
Net Asset Value, beginning of period	$24.07	$11.03	$9.04	$9.09		$11.83
Income (loss) from investment operations:
Net investment income (loss)(a)	0.22	0.27	(0.03)	(0.00	)(b)	0.06
Net realized and unrealized gain (loss)	0.05 (c)	13.22	2.02	(0.05)		(2.75)
Total from investment operations	0.27	13.49	1.99	(0.05)		(2.69)
Less distributions from:
Net investment income	(4.90)	(0.45)	—	—		(0.03)
Net realized gains	(2.82)	—	—	—		—
Return of capital	—	—	—	—		(0.02)
Total distributions	(7.72)	(0.45)	—	—		(0.05)
Net Asset Value, end of period	$16.62	$24.07	$11.03	$9.04		$9.09
Total Return (%)	(2.87)	122.93	21.96	(0.54)		(22.91)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$19	$32	$6	$4		$5
Ratio of expenses (%)	0.96 (d)	0.96 (d)	0.95	0.99	(e)	0.95
Ratio of net investment income (loss) (%)	1.08	1.47	(0.28)	(0.01)		0.46
Portfolio turnover rate (%)(f)	441	872	19	255		254

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $.005.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2026

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2026, the Trust consists of forty-two investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Volt TSLA Revolution ETF (the “Fund”). The Fund is a non-diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objective
Simplify Volt TSLA Revolution ETF	The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange traded options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board. These securities are generally categorized as Level 2 of the fair value hierarchy.

10

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Money Market Funds are valued at NAV.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2026 for the Fund based upon the three levels defined above:

Simplify Volt TSLA Revolution ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$8,396,494	$—	$—	$8,396,494
Common Stocks	4,467,193	—	—	4,467,193
Purchased Options	396,810	—	—	396,810
Total Return Swaps	—	294,298	—	294,298
Money Market Fund	5,248,840	—	—	5,248,840
TOTAL	$18,509,337	$294,298	$—	$18,803,635

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(92,390)	$—	$—	$(92,390)
TOTAL	$(92,390)	$—	$—	$(92,390)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

11

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Derivative Financial Instruments

In the normal course of business, the Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The Fund is subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and required funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Option Contracts

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

Swaps

Swap agreements are agreements between the Fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

obligations on the party that is considered out-of-the-money on the swap. Upfront payments made/received by the Fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of Assets and Liabilities. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Fund. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Total Return Swaps

Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The Fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2026 and the related location in the accompanying Statement of Assets and Liabilities presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Volt TSLA Revolution ETF
Equity Contracts	Investments, at value(1)	$396,810	Investments, at value(1)	$—
Equity Contracts	Unrealized appreciation on OTC swaps	$294,298	Unrealized depreciation on OTC swaps	$—
Equity Contracts	Written options	$—	Written options	$92,390

(1)	Purchased option contracts are included in Investments within the Statement of Assets and Liabilities.

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts(a) by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Volt TSLA Revolution ETF	Equity	$(8,246,689)	$(1,006,964)
Simplify Volt TSLA Revolution ETF	Commodity	(49,700)	1,163

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Volt TSLA Revolution ETF	Equity	$(1,732,758)	$860,113

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Volt TSLA Revolution ETF	Equity	$3,280,470	$(41,352)

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Volt TSLA Revolution ETF	Commodity	$86,465	(3,951)

For the year ended June 30, 2026, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Written Option Contracts (Contract Value)	Swaps (Notional Value)
Simplify Volt TSLA Revolution ETF	$651,641	$(179,522)	$21,556,660

The Fund enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement or similar arrangement (collectively referred to as “MNA”) and net of the related collateral received/pledged by the Fund as of June 30, 2026:

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify Volt TSLA Revolution ETF
Bank of America NA	$294,298	$—	$—	$—	$294,298
	$294,298	$—	$—	$—	$294,298

(1)	The actual collateral received and/or pledged may be more than amount shown.

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Volt Equity LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Sub-Adviser is paid by the Adviser, not the Fund.

For its investment advisory services to the Fund, the Adviser is entitled to receive a management fee, computed and accrued daily and payable monthly, at an annual rate equal to 0.95% of the Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

14

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Volt TSLA Revolution ETF	$47,476,722	$53,049,216

Securities received and delivered in-kind through subscriptions and redemptions were as follows:

Fund	Purchases	Sales
Simplify Volt TSLA Revolution ETF	$6,436,140	$10,549,278

6. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with authorized participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at its NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

7. Federal Income Taxes

For the year ended June 30, 2026, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions of in-kind, and equalization.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Volt TSLA Revolution ETF	$(369,344)	$369,344

The tax character of dividends and distributions declared for the year/period ended June 30, 2026 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Volt TSLA Revolution ETF	$9,343,593	$1,228,307	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Volt TSLA Revolution ETF	$485,916	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

As of June 30, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Volt TSLA Revolution ETF	$554,247	$—	$—	$(633,316)	$(726,328)	$(6,142,920)	$(6,948,317)

At June 30, 2026, gross unrealized appreciation and depreciation of investments, including derivatives, owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Volt TSLA Revolution ETF	$19,642,012	$129,623	$(762,939)	$(633,316)

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, section 1256 mark-to-market treatment of derivatives, and swaps.

The Fund did not utilize capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2026:

At June 30, 2026, for federal income tax purposes, the Fund had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Volt TSLA Revolution ETF	$—	$726,328	$726,328

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. At June 30, 2026, the Fund incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Volt TSLA Revolution ETF	$(3,780,705)	$(2,362,215)

8. Improvements to Income Tax Disclosures

As of the June 30, 2026 year-end the Fund adopted the FASB issued Accounting Standards Update (“ASU”), ASU 2023-09 — Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU aims to improve transparency of tax information for investors and enhance income tax disclosures. The update requires the Fund to disclose total income tax paid net of refunds, and detail by jurisdiction if the amount(s) exceed materiality. Total income taxes paid by the Fund during the current reporting period were not material to the financial statements so no disclosure or jurisdictional breakdown is required.

9. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

16

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

10. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

17

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of and Board of Trustees of

Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Volt TSLA Revolution ETF (the “Fund”), a series of Simplify Exchange Traded Funds, as of June 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “Financial Statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 1, 2026

18

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2026.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Volt TSLA Revolution ETF	00.00%	00.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

19

June 30, 2026

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Chinese Commodities Strategy No K-1 ETF (CCOM)

Simplify Commodities Strategy No K-1 ETF (HARD)

Simplify Managed Futures Strategy ETF (CTA)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Chinese Commodities Strategy No K-1 ETF

Consolidated Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 99.5%
U.S. Treasury Bill, 3.70%, 7/14/2026(a)	$4,400,000	$4,394,316
U.S. Treasury Bill, 3.72%, 7/21/2026(a)	20,300,000	20,259,442
U.S. Treasury Bill, 3.69%, 9/1/2026(a)(b)	72,800,000	72,345,505
U.S. Treasury Bill, 3.72%, 10/15/2026(a)	3,850,000	3,808,194
Total U.S. Treasury Bills (Cost $100,807,462)		100,807,457

	Shares
Money Market Fund – 0.1%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(c) (Cost $98,314)	98,314	98,314

Total Investments – 99.6% (Cost $100,905,776)		$100,905,771
Other Assets in Excess of Liabilities – 0.4%		438,456
Net Assets – 100.0%		$101,344,227

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $6,558,750 have been pledged as collateral for options and swaps as of June 30, 2026.
(c)	Rate shown reflects the 7-day yield as of June 30, 2026.

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(a)
TRSMQ0001	1/27/2027	0.00%	MBL	709,434,250	$425,251
					$425,251

(a)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

Abbreviations:

MBL	:	Macquarie Bank Limited

*	The following table shows the individual and related values of the securities within the TRSMQ0001 basket

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
XIIU6 Comdty	$10,455,746	Short		9.8%
FGLU6 Comdty	6,477,568	Short		6.1%
AEU6 Comdty	6,240,828	Short		5.9%
ZROU6 Comdty	6,134,724	Short		5.8%
ZSTU6 Comdty	5,384,426	Short		5.1%
PVCU6 Comdty	5,051,813	Short		4.8%
CKCU6 Comdty	4,975,700	Short		4.7%
XIIV6 Comdty	4,760,332	Short		4.5%
ZSYF7 Comdty	4,529,272	Short		4.2%

See Notes to Financial Statements.

3

Simplify Chinese Commodities Strategy No K-1 ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

Security description	Notional Value	Long Short	Unrealized Appreciation/ (Depreciation)	% of basket
ZMEU6 Comdty	4,136,104	Short		3.9%
ZSYU6 Comdty	3,891,387	Short		3.6%
CUU6 Comdty	3,490,447	Long		3.3%
POLU6 Comdty	3,227,056	Short		3%
ZRRU6 Comdty	2,890,626	Short		2.7%
PYLU6 Comdty	2,787,282	Short		2.6%
BITZ6 Comdty	2,715,290	Short		2.6%
PBLU6 Comdty	2,315,860	Short		2.2%
PTU6 Comdty	2,154,801	Short		2%
ZSTV6 Comdty	2,079,650	Short		2%
IOEU6 Comdty	2,073,324	Short		2%
ROCV6 Comdty	1,859,652	Short		1.7%
XOOU6 Comdty	1,690,045	Short		1.6%
AKU6 Comdty	1,576,806	Short		1.5%
XIIX6 Comdty	1,466,187	Short		1.4%
SYRU6 Comdty	1,364,682	Short		1.3%
CUV6 Comdty	1,364,638	Long		1.3%
ZZPV6 Comdty	1,344,909	Short		1.3%
LGEU6 Comdty	1,241,372	Short		1.2%
RTU6 Comdty	1,106,909	Short		1%
SYRV6 Comdty	1,059,109	Short		1%
SCPV6 Comdty	966,091	Short		0.9%
SRBV6 Comdty	680,461	Short		0.6%
VVU6 Comdty	519,510	Short		0.5%
PGRU6 Comdty	508,936	Long		0.5%
AAU6 Comdty	381,757	Long		0.4%
ZNAU6 Comdty	358,323	Long		0.3%
SRBU6 Comdty	339,996	Long		0.3%
CUX6 Comdty	303,106	Long		0.3%
SYRX6 Comdty	295,934	Short		0.3%
RTX6 Comdty	295,000	Short		0.3%
PBLV6 Comdty	294,533	Short		0.3%
SLSV6 Comdty	251,161	Short		0.2%
BPU6 Comdty	222,054	Short		0.2%
ZZPU6 Comdty	163,254	Short		0.2%
SCPZ6 Comdty	140,275	Short		0.1%
SCPX6 Comdty	139,217	Short		0.1%
XIIZ6 Comdty	131,941	Short		0.1%
FOF7 Comdty	118,628	Short		0.1%
AAV6 Comdty	99,677	Long		0.1%
SAIZ6 Comdty	63,798	Long		0.1%
Other Components	149,569	—		0.0%
Total	$106,269,766		425,251	100.0%

See Notes to Financial Statements.

4

Simplify Commodities Strategy No K-1 ETF

Consolidated Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 75.6%
Money Market ETFs – 75.6%
Simplify Government Money Market ETF(a)(b) (Cost $61,586,803)	615,500	$61,586,930

	Principal
U.S. Treasury Bills – 22.5%
U.S. Treasury Bill, 3.69%, 8/18/2026(c)	$5,000,000	4,975,800
U.S. Treasury Bill, 3.70%, 8/25/2026(c)	4,500,000	4,474,906
U.S. Treasury Bill, 3.71%, 9/8/2026(c)	2,500,000	2,482,456
U.S. Treasury Bill, 3.73%, 9/29/2026(c)	2,000,000	1,981,713
U.S. Treasury Bill, 3.84%, 10/20/2026(c)	4,500,000	4,447,761
Total U.S. Treasury Bills (Cost $18,363,314)		18,362,636

	Shares
Money Market Fund – 2.6%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(d) (Cost $2,156,807)	2,156,807	2,156,807

Total Investments – 100.7% (Cost $82,106,924)		$82,106,373
Liabilities in Excess of Other Assets – -0.7%		(588,978)
Net Assets – 100.0%		$81,517,395

(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(d)	Rate shown reflects the 7-day yield as of June 30, 2026.

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$122,225,750	$(60,625,278)	$(13,669)	$127	$61,586,930	615,500	$1,727,180	$—
	$—	$122,225,750	$(60,625,278)	$(13,669)	$127	$61,586,930	615,500	$1,727,180	$—

At June 30, 2026, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
White Sugar Futures	2	$47,460	7/16/26	$3,165
Natural Gas Futures	11	360,250	7/29/26	5,875
Rapeseed Euro Futures	4	115,459	7/31/26	1,270
NY Harbor ULSD Futures	3	406,867	7/31/26	(39,484)
Gasoline RBOB Futures	12	1,459,030	7/31/26	(63,445)
Brent Crude Futures	138	10,067,100	7/31/26	(139,599)

See Notes to Financial Statements.

5

Simplify Commodities Strategy No K-1 ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts: (continued)
Soybean Futures	7	$393,488	8/14/26	$(20,438)
Soybean Oil Futures	31	1,244,898	8/14/26	(149,761)
Cattle Feeder Futures	65	11,849,500	8/27/26	29,486
Natural Gas Futures	43	1,373,420	8/27/26	(1,560)
Gold 100 OZ Futures	10	4,038,500	8/27/26	(514,520)
Live Cattle Futures	121	11,733,370	8/31/26	230,323
Gasoline RBOB Futures	6	688,237	8/31/26	(33,907)
NY Harbor ULSD Futures	5	663,621	8/31/26	(71,753)
Soybean Futures	7	395,063	9/14/26	(15,250)
Soybean Oil Futures	30	1,195,920	9/14/26	(132,618)
White Sugar Futures	2	46,720	9/15/26	2,425
Cocoa Futures	4	202,523	9/15/26	5
Coffee “C” Futures	40	4,446,750	9/18/26	481,462
Robusta Coffee Futures	83	3,036,140	9/24/26	136,360
Cattle Feeder Futures	23	4,169,037	9/24/26	(31,375)
Natural Gas Futures	21	674,730	9/28/26	(2,420)
Palladium Futures	5	605,450	9/28/26	(85,425)
Copper Futures	31	4,846,850	9/28/26	(184,225)
Silver Futures	6	1,797,660	9/28/26	(312,215)
Gasoline RBOB Futures	3	311,333	9/30/26	(14,809)
NY Harbor ULSD Futures	1	130,234	9/30/26	(22,953)
WTI Crude Futures	1	68,680	10/20/26	(15,110)
Natural Gas Futures	12	407,160	10/28/26	(2,690)
Cattle Feeder Futures	13	2,337,725	10/29/26	13,462
Rapeseed Euro Futures	81	2,372,758	10/30/26	96,557
Live Cattle Futures	80	7,572,800	10/30/26	(28,856)
Canola (WCE) Futures	135	1,399,831	11/13/26	17,254
Soybean Futures	40	2,287,500	11/13/26	(86,721)
WTI Crude Futures	9	615,150	11/20/26	(111,547)
Robusta Coffee Futures	31	1,119,720	11/24/26	48,450
Natural Gas Futures	4	159,200	11/25/26	(1,360)
Brent Crude Futures	2	144,960	11/30/26	(27,850)
Cotton No. 2 Futures	25	960,000	12/8/26	(37,943)
Cocoa Futures	4	205,813	12/14/26	44
Coffee “C” Futures	21	2,221,537	12/18/26	195,037
WTI Crude Futures	4	272,040	12/21/26	(37,475)
Natural Gas Futures	2	87,820	12/29/26	(120)
Copper Futures	7	1,109,062	12/29/26	(45,700)
Live Cattle Futures	26	2,458,300	12/31/26	(6,130)
Soybean Futures	2	115,875	1/14/27	338
Canola (WCE) Futures	3	31,471	1/14/27	(2,279)
WTI Crude Futures	2	135,340	1/20/27	(23,870)
Robusta Coffee Futures	9	322,020	1/25/27	6,380
Rapeseed Euro Futures	7	205,053	1/29/27	2,494
Cotton No. 2 Futures	5	195,350	3/8/27	(13,550)
Coffee “C” Futures	6	624,600	3/18/27	49,500

See Notes to Financial Statements.

6

Simplify Commodities Strategy No K-1 ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts: (continued)
Total unrealized appreciation/(depreciation)				$(957,071)

Short position contracts:
Lean Hogs Futures	(56)	$(2,199,680)	8/14/26	$4,447
Soybean Meal Futures	(4)	(121,560)	8/14/26	(770)
WTI Crude Futures	(3)	(207,810)	8/20/26	17,087
Milling Wheat Euro Futures	(13)	(150,023)	9/10/26	301
Wheat Futures (CBT)	(44)	(1,296,350)	9/14/26	17,090
Kansas City Hard Red Winter Wheat Futures	(16)	(500,200)	9/14/26	12,175
Soybean Meal Futures	(7)	(211,330)	9/14/26	4,090
Cocoa Futures	(1)	(50,780)	9/15/26	(12,830)
Sugar #11 (World) Futures	(52)	(863,117)	9/30/26	(41,259)
Lean Hogs Futures	(28)	(918,400)	10/14/26	20,410
Milling Wheat Euro Futures	(22)	(262,369)	12/10/26	1,057
Wheat Futures (CBT)	(25)	(755,625)	12/14/26	12,863
Kansas City Hard Red Winter Wheat Futures	(10)	(320,125)	12/14/26	6,737
Cocoa Futures	(1)	(51,880)	12/15/26	(13,010)
Sugar #11 (World) Futures	(24)	(423,629)	2/26/27	(19,432)
Milling Wheat Euro Futures	(1)	(12,197)	3/10/27	71
Sugar #11 (World) Futures	(7)	(122,226)	4/30/27	(6,731)
Total unrealized appreciation/(depreciation)				$2,296
Total net unrealized depreciation				$(954,775)

See Notes to Financial Statements.

7

Simplify Managed Futures Strategy ETF

Consolidated Schedule of Investments

June 30, 2026

	Shares	Value
U.S. Exchange-Traded Funds – 81.5%
Money Market ETFs – 81.5%
Simplify Government Money Market ETF(a)(b)	12,268,048	$1,227,540,883
Total U.S. Exchange-Traded Funds (Cost $1,228,002,219)		1,227,540,883

	Principal
U.S. Treasury Bills – 17.9%
U.S. Treasury Bill, 3.72%, 7/21/2026(c)	$15,500,000	15,469,032
U.S. Treasury Bill, 3.70%, 8/11/2026(c)	40,000,000	39,835,442
U.S. Treasury Bill, 3.69%, 8/18/2026(c)	54,000,000	53,738,640
U.S. Treasury Bill, 3.72%, 8/20/2026(c)	5,000,000	4,974,691
U.S. Treasury Bill, 3.70%, 8/25/2026(c)	50,000,000	49,721,181
U.S. Treasury Bill, 3.71%, 9/8/2026(c)	32,000,000	31,775,443
U.S. Treasury Bill, 3.69%, 9/15/2026(c)	40,000,000	39,692,475
U.S. Treasury Bill, 3.73%, 9/29/2026(c)	20,000,000	19,817,125
U.S. Treasury Bill, 3.79%, 10/15/2026(c)	1,000,000	989,141
U.S. Treasury Bill, 3.79%, 12/3/2026(c)	13,500,000	13,279,997
Total U.S. Treasury Bills (Cost $269,304,833)		269,293,167

	Shares
Money Market Fund – 2.8%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(d) (Cost $41,878,963)	41,878,963	41,878,963

Total Investments – 102.2% (Cost $1,539,186,015)		$1,538,713,013
Liabilities in Excess of Other Assets – -2.2%		(32,647,929)
Net Assets – 100.0%		$1,506,065,084

(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(d)	Rate shown reflects the 7-day yield as of June 30, 2026.

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$1,966,882,227	$(738,844,949)	$(35,059)	$(461,336)	$1,227,540,883	12,268,048	$31,433,954	$—
	$—	$1,966,882,227	$(738,844,949)	$(35,059)	$(461,336)	$1,227,540,883	12,268,048	$31,433,954	$—

See Notes to Financial Statements.

8

Simplify Managed Futures Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

At June 30, 2026, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
Cocoa Futures	1	$50,617	7/16/26	$(690)
WTI Crude Futures	2	139,000	7/21/26	(7,396)
Rapeseed Euro Futures	277	7,995,558	7/31/26	161,787
Gasoline RBOB Futures	81	9,848,450	7/31/26	(713,764)
Brent Crude Futures	3,237	236,139,150	7/31/26	(4,213,603)
Soybean Oil Futures	322	12,930,876	8/14/26	(488,312)
CME Cattle Feeder	886	161,517,800	8/27/26	1,090,834
Gold 100 OZ Futures	106	42,808,100	8/27/26	(4,465,676)
Live Cattle Futures	1,505	145,939,850	8/31/26	4,487,339
Gasoline RBOB Futures	72	8,258,846	8/31/26	(663,367)
Milling Wheat Euro Futures	5	57,701	9/10/26	(2,616)
Soybean Futures	18	1,015,875	9/14/26	(15,410)
Soybean Oil Futures	175	6,976,200	9/14/26	(643,447)
Cocoa Futures	6	303,784	9/15/26	1,472
Canada 10-Year Bond Futures	3,291	281,031,560	9/18/26	5,217,075
Coffee “C” Futures	388	43,133,475	9/18/26	3,739,613
Canada 5-Year Bond Futures	155	12,360,656	9/18/26	118,027
Canada 2-Year Bond Futures	94	6,979,827	9/18/26	26,345
Ultra U.S. Treasury Bond Futures	1,020	118,479,375	9/21/26	469,813
U.S. 10-Year Ultra Futures	432	48,586,500	9/21/26	(51,844)
U.S. Treasury Long Bond Futures	1,466	166,391,000	9/21/26	(103,062)
U.S. 2 Years Note (CBT)	480	52,747,500	9/21/26	(108,797)
Robusta Coffee Futures	583	21,326,140	9/24/26	403,776
Cattle Feeder Futures	332	60,179,150	9/24/26	(638,749)
Long Gilt Futures	3,309	391,563,610	9/28/26	3,171,028
Palladium Futures	65	7,870,850	9/28/26	(1,111,183)
Copper Futures	322	50,344,700	9/28/26	(1,712,265)
Silver Futures	79	23,669,190	9/28/26	(4,572,885)
Gasoline RBOB Futures	20	2,075,556	9/30/26	(130,901)
WTI Crude Futures	4	274,720	10/20/26	(59,300)
Palladium Futures	70	5,480,300	10/28/26	(382,113)
Cattle Feeder Futures	189	33,986,925	10/29/26	(161,613)
Rapeseed Euro Futures	730	21,384,112	10/30/26	889,349
Gasoline RBOB Futures	5	492,618	10/30/26	(7,778)
Live Cattle Futures	744	70,427,040	10/30/26	(263,270)
Canola (WCE) Future	637	6,605,127	11/13/26	98,450
WTI Crude Futures	68	4,647,800	11/20/26	(776,556)
Robusta Coffee Futures	201	7,260,120	11/24/26	143,130
Cotton No. 2 Futures	102	3,916,800	12/8/26	(95,597)
Cocoa Futures	5	257,266	12/14/26	2,013
Corn Futures	244	5,319,200	12/14/26	(563,092)
Coffee “C” Futures	168	17,772,300	12/18/26	1,365,019
WTI Crude Futures	22	1,496,220	12/21/26	(205,411)
Copper Futures	67	10,615,313	12/29/26	(365,288)
Gold 100 OZ Futures	14	5,737,900	12/29/26	(617,650)

See Notes to Financial Statements.

9

Simplify Managed Futures Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts: (continued)
Silver Futures	13	$3,937,505	12/29/26	$(1,048,145)
Live Cattle Futures	263	24,866,650	12/31/26	(196,190)
WTI Crude Futures	8	541,360	1/20/27	(94,430)
Robusta Coffee Futures	60	2,146,800	1/25/27	51,620
Rapeseed Euro Futures	12	351,520	1/29/27	6,219
Cotton No. 2 Futures	3	117,210	3/8/27	(3,458)
Cocoa Futures	2	105,320	3/15/27	450
3 Month SARON Futures	19	5,877,243	3/16/27	6,126
Coffee “C” Futures	76	7,911,600	3/18/27	604,650
3 Month SARON Futures	96	29,679,208	6/15/27	39,115
ICE 3 Month Sonia Futures	15	4,772,745	6/15/27	2,112
ICE 3 Month Sonia Futures	16	5,090,663	9/14/27	1,278
Total unrealized appreciation/(depreciation)				$(2,387,218)

Short position contracts:
White Sugar Futures	(75)	(1,779,750)	7/16/26	(220,676)
Natural Gas Futures	(14)	(458,500)	7/29/26	(27,298)
NY Harbor ULSD Futures	(12)	(1,627,466)	7/31/26	(73,611)
ICE Low Sulphur Gasoil	(66)	(6,012,600)	8/12/26	(244,227)
Soybean Meal Futures	(50)	(1,519,500)	8/14/26	61,670
Lean Hogs Futures	(209)	(8,209,520)	8/14/26	(15,450)
WTI Crude Futures	(21)	(1,454,670)	8/20/26	121,648
Natural Gas Futures	(53)	(1,692,820)	8/27/26	(35,817)
NY Harbor ULSD Futures	(5)	(663,621)	8/31/26	(21,903)
Euro-OAT Futures	(31)	(4,249,749)	9/8/26	(2,689)
Euro-Schatz Futures	(381)	(46,127,468)	9/8/26	(100,917)
Euro-Buxl Futures	(598)	(75,993,556)	9/8/26	(1,984,603)
Euro-BOBL Futures	(4,266)	(562,398,400)	9/8/26	(3,579,807)
Euro-Bund Futures	(3,379)	(491,638,323)	9/8/26	(6,278,851)
ICE Low Sulphur Gasoil	(9)	(794,475)	9/10/26	(16,825)
Wheat Futures (CBT)	(952)	(28,048,300)	9/14/26	480,529
Kansas City Hard Red Winter Wheat Futures	(542)	(16,944,275)	9/14/26	403,425
Soybean Meal Futures	(23)	(694,370)	9/14/26	21,470
White Sugar Futures	(19)	(443,840)	9/15/26	(47,138)
Cocoa Futures	(456)	(23,155,680)	9/15/26	(5,741,505)
Natural Gas Futures	(243)	(7,807,590)	9/28/26	(58,658)
U.S. 2 Years Note (CBT)	(858)	(176,861,953)	9/30/26	108,751
U.S. 05 Years Note (CBT)	(4)	(428,187)	9/30/26	492
NY Harbor ULSD Futures	(2)	(260,467)	9/30/26	(6,135)
Sugar #11 (World) Futures	(847)	(14,058,845)	9/30/26	(871,585)
ICE Low Sulphur Gasoil	(1)	(86,125)	10/12/26	(3,625)
Lean Hogs Futures	(33)	(1,082,400)	10/14/26	28,970
Natural Gas Futures	(143)	(4,851,990)	10/28/26	184,235
White Sugar Futures	(10)	(232,450)	11/13/26	(22,260)
Natural Gas Futures	(161)	(6,407,800)	11/25/26	496,018
Wheat Futures (CBT)	(469)	(14,175,525)	12/14/26	333,813
Kansas City Hard Red Winter Wheat Futures	(227)	(7,266,837)	12/14/26	185,500

See Notes to Financial Statements.

10

Simplify Managed Futures Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2026

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Short position contracts: (continued)
Three Month Euribor Futures	(4,012)	$(1,116,456,353)	12/14/26	$(414,081)
ICE 3 Month Sonia Futures	(14)	(4,463,151)	12/15/26	(9,980)
3 Month ESTR Futures	(962)	(268,281,707)	12/15/26	(415,557)
Cocoa Futures	(234)	(12,139,920)	12/15/26	(3,028,692)
Natural Gas Futures NG	(270)	(11,855,700)	12/29/26	798,483
Natural Gas Futures NG	(104)	(4,117,360)	1/27/27	235,069
Sugar #11 (World) Futures	(259)	(4,571,661)	2/26/27	(301,694)
Wheat Futures (CBT)	(7)	(216,387)	3/12/27	3,638
Kansas City Hard Red Winter Wheat Futures	(6)	(195,750)	3/12/27	288
Three Month Euribor Futures	(3,038)	(845,108,632)	3/15/27	(1,973,192)
3 Month SOFR Futures	(746)	(178,965,400)	3/16/27	1,070,324
3 Month ESTR Futures	(1,349)	(375,947,819)	3/16/27	(744,634)
Sugar #11 (World) Futures	(15)	(261,912)	4/30/27	(14,000)
Three Month Euribor Futures	(1,788)	(497,410,078)	6/14/27	(1,204,521)
3 Month SOFR Futures	(163)	(39,087,400)	6/15/27	276,325
3 Month ESTR Futures	(618)	(172,170,761)	6/15/27	(346,089)
Three Month Euribor Futures	(593)	(165,019,595)	9/13/27	(418,977)
Three Month Euribor Futures	(102)	(28,394,681)	12/13/27	(67,071)
Total unrealized appreciation/(depreciation)				$(23,481,420)
Total net unrealized depreciation				$(25,868,638)

As of June 30, 2026, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Interactive Brokers LLC	7/2/2026	GBP	3,448,091	EUR	4,000	$—	$(3,349)
Interactive Brokers LLC	7/2/2026	CAD	4,865,956	EUR	3,000	—	(3,170)
Total unrealized appreciation (depreciation)						$—	$(6,519)

Currency Abbreviations

EUR	Euro
USD	U.S. Dollar

See Notes to Financial Statements.

11

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Consolidated Statements of Assets and Liabilities

June 30, 2026

	Simplify Chinese Commodities Strategy No K-1 ETF	Simplify Commodities Strategy No K-1 ETF	Simplify Managed Futures Strategy ETF
Assets
Investments in unaffiliated securities, at value	$100,905,771	$20,519,443	$311,172,130
Investments in affiliated securities, at value	—	61,586,930	1,227,540,883
Cash	24,684	69	2,861
Unrealized appreciation on over the counter swaps	425,251	—	—
Receivables:
Due from broker	49,861	1,475,658	8,373,938
Securities sold	20,987	—	—
Interest	373	633	5,938
Capital shares	—	—	12,938,079
Total assets	101,426,927	83,582,733	1,560,033,829

Liabilities
Unrealized depreciation on forward foreign currency contracts	—	—	6,519
Payables:
Investment advisory fees	82,700	63,844	951,693
Securities purchased	—	2,001,494	53,010,533
Total liabilities	82,700	2,065,338	53,968,745
Net Assets	$101,344,227	$81,517,395	$1,506,065,084

Net Assets Consist of
Paid-in capital	$100,917,067	$82,691,016	$1,657,716,171
Distributable earnings (loss)	427,160	(1,173,621)	(151,651,087)
Net Assets	$101,344,227	$81,517,395	$1,506,065,084
Number of Common Shares outstanding	4,225,001	2,750,001	58,175,001
Net Asset Value, offering and redemption price per share	$23.99	$29.64	$25.89
Investments, at cost	$100,905,776	$20,520,121	$311,183,796
Investments in affiliated securities, at cost	$—	$61,586,803	$1,228,002,219
Foreign currency, at cost	$(1,914)	$795,086	$6,853,478

See Notes to Financial Statements.

12

Simplify Exchange Traded Funds

Consolidated Statements of Operations

For the Period/Year Ended June 30, 2026

	Simplify Chinese Commodities Strategy No K-1 ETF(1)	Simplify Commodities Strategy No K-1 ETF	Simplify Managed Futures Strategy ETF
Investment Income
Affiliated dividend income	$—	$1,727,180	$31,433,954
Interest income	1,547,238	721,140	16,807,278
Total income	1,547,238	2,448,320	48,241,232

Expenses
Investment advisory fees	413,585	502,914	9,680,257
Interest on reverse repurchase agreement	—	9,336	385,629
Interest expense	—	16,596	558,098
Total expenses	413,585	528,846	10,623,984
Net investment income (loss)	1,133,653	1,919,474	37,617,248

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,302)	621	56,055
Affiliated investments	—	(13,669)	(35,059)
Futures	—	(2,895,423)	(56,289,193)
Swaps	(1,644,071)	—	—
Forward foreign currency contracts	—	1,692	468,394
Foreign currency transactions	96,836	(9,255)	(869,096)
Net realized gain (loss)	(1,548,537)	(2,916,034)	(56,668,899)
Net change in unrealized appreciation (depreciation) on:
Investments	(5)	(322)	(27,482)
Affiliated investments	—	(127)	(461,336)
Forward foreign currency contracts	—	—	(6,519)
Foreign currency translations	1,914	(12,120)	(92,658)
Futures	—	(651,500)	(3,902,228)
Swaps	425,251	—	—
Net unrealized gain (loss)	427,160	(664,069)	(4,490,223)
Net realized and unrealized gain (loss)	(1,121,377)	(3,580,103)	(61,159,122)
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,276	$(1,660,629)	$(23,541,874)

* Withholding tax	$—	$—	$—

(1)	For the period January 26, 2026 (commencement of operations) through June 30, 2026.

See Notes to Financial Statements.

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Simplify Exchange Traded Funds

Consolidated Statements of Changes in Net Assets

	Simplify Chinese Commodities Strategy No K-1 ETF	Simplify Commodities Strategy No K-1 ETF
	For the period January 26, 2026(1) to June 30, 2026	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$1,133,653	$1,919,474	$687,532
Net realized gain (loss)	(1,548,537)	(2,916,034)	(1,016,201)
Net change in net unrealized appreciation (depreciation)	427,160	(664,069)	(191,468)
Net increase (decrease) in net assets resulting from operations	12,276	(1,660,629)	(520,137)

Distributions to Shareholders from:
Distributions	(777,165)	(1,447,728)	(574,561)
Return of capital	(490,335)	(1,259,773)	—
Total distributions	(1,267,500)	(2,707,501)	(574,561)

Fund Shares Transactions
Proceeds from shares sold	102,599,451	105,411,236	68,736,599
Value of shares redeemed	—	(51,080,702)	(46,360,032)
Net increase (decrease) in net assets resulting from fund share transactions	102,599,451	54,330,534	22,376,567
Total net increase (decrease) in Net Assets	101,344,227	49,962,404	21,281,869

Net Assets
Beginning of year	—	31,554,991	10,273,122
End of year	$101,344,227	$81,517,395	$31,554,991

Changes in Shares Outstanding
Shares outstanding, beginning of year	—	1,125,001	425,001
Shares sold	4,225,001 (2)	3,225,000	2,350,000
Shares redeemed	—	(1,600,000)	(1,650,000)
Shares outstanding, end of year	4,225,001	2,750,001	1,125,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

14

Simplify Exchange Traded Funds

Consolidated Statements of Changes in Net Assets (Continued)

	Simplify Managed Futures Strategy ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$37,617,248	$21,436,110
Net realized gain (loss)	(56,668,899)	(24,123,780)
Net change in net unrealized appreciation (depreciation)	(4,490,223)	(24,698,188)
Net increase (decrease) in net assets resulting from operations	(23,541,874)	(27,385,858)

Distributions	(63,227,001)	(28,257,099)

Fund Shares Transactions
Proceeds from shares sold	795,960,001	1,002,745,461
Value of shares redeemed	(258,248,616)	(96,849,532)
Net increase (decrease) in net assets resulting from fund share transactions	537,711,385	905,895,929
Total net increase (decrease) in Net Assets	450,942,510	850,252,972

Net Assets
Beginning of year	1,055,122,574	204,869,602
End of year	$1,506,065,084	$1,055,122,574

Changes in Shares Outstanding
Shares outstanding, beginning of year	39,525,001	7,600,001
Shares sold	27,675,000	35,425,000
Shares redeemed	(9,025,000)	(3,500,000)
Shares outstanding, end of year	58,175,001	39,525,001

See Notes to Financial Statements.

15

Simplify Exchange Traded Funds

Consolidated Statement of Cash Flows

For the Year Ended June 30, 2026

Simplify Managed Futures Strategy ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(23,541,874)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Net purchases and sales in short term investments	(471,239,827)
Net change in unrealized (appreciation) / depreciation on investments	27,482
Net change in unrealized (appreciation) / depreciation on investments - Affiliated	461,336
Net realized (gain) / loss from sales of investments	(56,055)
Net realized (gain) / loss from sales of investments - Affiliated	35,059
Net amortization of premium / (discount)	(16,685,310)
(Increase) Decrease in dividends and interest receivable	(5,938)
(Increase) Decrease in due from broker	(4,834,938)
Increase (Decrease) in investment advisory fees payable	288,104
Increase (Decrease) in investment securities purchased	53,010,533
Net Cash Provided by / (Used for) Operating Activities	(462,541,428)

Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	783,021,922
Shares redeemed	(258,248,616)
Proceeds from reverse repurchase agreement	2,455,538,677
Payments made on reverse repurchase agreement	(2,455,538,677)
Distributions paid	(63,227,001)
Cash provided by (used for) financing activities	461,546,305
Net increase (decrease) in cash	(995,123)

Cash and Restricted Cash:
Cash and Restricted Cash, at beginning of period	997,984
Cash and Restricted Cash, at end of period	$2,861

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities:
Cash paid for interest on reverse repurchase agreements	$385,629

Reconciliation of Restricted and Unrestricted Cash at the beginning of period to the Statements of Assets and Liabilities
Cash	$997,984

Reconciliation of Restricted and Unrestricted Cash at the end of period to the Statements of Assets and Liabilities
Cash	$2,861

See Notes to Financial Statements.

16

Simplify Exchange Traded Funds

Consolidated Financial Highlights

Simplify Chinese Commodities Strategy No K-1 ETF Selected Per Share Data	Period Ended June 30, 2026(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.28
Net realized and unrealized gain (loss)	(0.99)
Total from investment operations	(0.71)
Less distributions from:
Net investment income	(0.18)
Return of capital	(0.12)
Total distributions	(0.30)
Net Asset Value, end of period	$23.99
Total Return (%)	(2.88	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$101
Ratio of expenses (%)	0.99	(d)(e)
Ratio of net investment income (loss) (%)	2.71	(d)
Portfolio turnover rate (%)(f)	0	(c)

Simplify Commodities Strategy No K-1 ETF	Years Ended June 30					Period Ended June 30,
Selected Per Share Data	2026		2025		2024	2023(g)
Net Asset Value, beginning of period	$28.05		$24.17		$24.69	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.00		1.00		0.99	0.20
Net realized and unrealized gain (loss)	1.79	(h)	3.90	(h)	(0.85)	(0.41)
Total from investment operations	2.79		4.90		0.14	(0.21)
Less distributions from:
Net investment income	(0.63)		(0.93)		(0.66)	(0.10)
Net realized gains	(0.03)		(0.09)		—	—
Return of capital	(0.54)		—		—	—
Total distributions	(1.20)		(1.02)		(0.66)	(0.10)
Net Asset Value, end of period	$29.64		$28.05		$24.17	$24.69
Total Return (%)	9.83		20.52		0.63	(0.86	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$82		$32		$10	$6
Ratio of expenses (%)	0.79	(e)(i)	0.78	(e)(j)	0.75 (e)	0.75	(d)(e)
Ratio of net investment income (loss) (%)	2.86		3.57		4.09	3.06	(d)
Portfolio turnover rate (%)(f)	0		0		0	0	(c)

(a)	For the period January 26, 2026 (commencement of operations) through June 30, 2026.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period March 28, 2023 (commencement of operations) through June 30, 2023.
(h)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(i)	The ratios of expenses to average net assets includes interest expense fees of 0.04%.
(j)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.

See Notes to Financial Statements.

17

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Managed Futures Strategy ETF	Years Ended June 30							Period Ended June 30,
Selected Per Share Data	2026		2025	2024		2023		2022(a)
Net Asset Value, beginning of period	$26.70		$26.96	$25.55		$27.27		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.81		1.02	1.05		0.67		(0.02)
Net realized and unrealized gain (loss)	(0.29)		0.13 (c)	2.40		(0.58)		2.29
Total from investment operations	0.52		1.15	3.45		0.09		2.27
Less distributions from:
Net investment income	(1.33)		(1.29)	(0.78)		(1.14)		—
Net realized gains	—		(0.12)	(1.26)		(0.67)		—
Total distributions	(1.33)		(1.41)	(2.04)		(1.81)		—
Net Asset Value, end of period	$25.89		$26.70	$26.96		$25.55		$27.27
Total Return (%)	1.62		4.23	14.52		0.13		9.07	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$1,506		$1,055	$205		$128		$29
Ratio of expenses (%)	0.82	(e)(f)	0.75 (e)	0.76	(e)(g)	0.78	(e)(h)	0.75	(e)(i)
Ratio of net investment income (loss) (%)	2.86		3.68	4.06		2.49		(0.27	)(i)
Portfolio turnover rate (%)(j)	0		0	0		0		0	(d)

(a)	For the period March 8, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.07%.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(i)	Annualized.
(j)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

18

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2026

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2026, the Trust consists of forty-two investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on Simplify Chinese Commodities Strategy No K-1 ETF, a non-diversified series of the Trust, and Simplify Commodities Strategy No K-1 ETF and Simplify Managed Futures Strategy ETF, diversified series of the Trust, (each a “Fund” and collectively, the “Funds”).

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

Each Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, each Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the Shares who are authorized participants may acquire those Shares from the Funds, or tender such Shares for redemption to the Funds, in Creation Units only.

Fund	Investment Objectives
Simplify Chinese Commodities Strategy No K-1 ETF	The Fund seeks capital appreciation.
Simplify Commodities Strategy No K-1 ETF	The Fund seeks long term capital appreciation.
Simplify Managed Futures Strategy ETF	The Fund seeks long term capital appreciation.

2. Consolidation of Subsidiary

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statements of Cash Flows and the Consolidated Financial Highlights of the Funds listed below include the accounts of a wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Each Subsidiary is a Cayman Islands exempted company with limited liability. For tax purposes, each Fund is required to increase its taxable income by its shares of the Cayman subsidiary’s income. Net losses incurred by each Subsidiary cannot offset income earned by each Fund and cannot be carried back or forward by each Subsidiary to offset income from prior or future years.

Fund	Wholly Owned Subsidiary
Simplify Chinese Commodities Strategy No K-1 ETF	Simplify Chinese Commodities Strategy No K-1 Cayman Fund
Simplify Commodities Strategy No K-1 ETF	Simplify Commodities Strategy No K-1 Cayman Fund
Simplify Managed Futures Strategy ETF	Simplify Managed Futures Strategy Cayman Fund

A summary of each Fund’s investment in its corresponding subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2026	% of Fund’s Consolidated Total Assets at June 30, 2026
Simplify Chinese Commodities Strategy No K-1 ETF	January 26, 2026	$20,385,088	20.1%
Simplify Commodities Strategy No K-1 ETF	March 28, 2023	$19,837,902	23.7%
Simplify Managed Futures Strategy ETF	March 8, 2022	$359,172,519	23.0%

3. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

Each Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major

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market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Money Market Funds are valued at NAV.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board. These securities are categorized as Level 2 in the fair value hierarchy.

Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Reverse repurchase agreements are valued at cost plus accrued interest. These securities are categorized as Level 2 in the fair value hierarchy.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Funds can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares:

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the Funds have the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

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●	Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2026 for each Fund based upon the three levels defined above:

Simplify Chinese Commodities Strategy No K-1 ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$100,807,457	$—	$—	$100,807,457
Total Return Swaps	—	425,251	—	425,251
Money Market Fund	98,314	—	—	98,314
TOTAL	$100,905,771	$425,251	$—	$101,331,022

Simplify Commodities Strategy No K-1 ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	61,586,930	—	—	61,586,930
U.S. Treasury Bills	18,362,636	—	—	18,362,636
Money Market Fund	2,156,807	—	—	2,156,807
Futures	1,416,215	—	—	1,416,215
TOTAL	$83,522,588	$—	$—	$83,522,588

Liabilities	Level 1	Level 2	Level 3	Total
Futures	(2,370,990)	—	—	(2,370,990)
TOTAL	$(2,370,990)	$—	$—	$(2,370,990)

Simplify Managed Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Exchange-Traded Funds	1,227,540,883	—	—	1,227,540,883
U.S. Treasury Bills	269,293,167	—	—	269,293,167
Money Market Fund	41,878,963	—	—	41,878,963
Futures	26,907,288	—	—	26,907,288
TOTAL	$1,565,620,301	$—	$—	$1,565,620,301

Liabilities	Level 1	Level 2	Level 3	Total
Futures	(52,775,926)	—	—	(52,775,926)
Forward Foreign Currency Contracts	$—	$(6,519)	$—	$(6,519)
TOTAL	$(52,775,926)	$(6,519)	$—	$(52,782,445)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

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Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Consolidated Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with each Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Funds’ policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is Simplify Chinese Commodities Strategy No K-1 ETF’s policy to pay out dividends from net investment income quarterly. It is Simplify Commodities Strategy No K-1 ETF’s policy to pay out dividends from net investment income quarterly. It is Simplify Managed Futures Strategy ETF’s policy to pay out dividends from net investment income monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. Each Fund may occasionally be required to make supplemental distributions at some other time during the year. Each Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed each Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in each Fund’s financial statements.

Each Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Consolidated Statements of Operations.

4. Derivative Financial Instruments

In the normal course of business, a Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. A Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, a Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about a Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on a Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though a Fund may use derivatives in an attempt to achieve an economic hedge, a Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The Funds are subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market

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instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on a Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Swaps

Swap agreements are agreements between a Fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap. Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Consolidated Statement of Assets and Liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Total Return Swaps

Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A Fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

Forward Foreign Exchange Currency Contracts

The Simplify Managed Futures Strategy ETF entered into forward foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between a Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The following table summarizes the values of the Funds’ derivative instruments held as of June 30, 2026 and the related location in the accompanying Consolidated Statements of Assets and Liabilities, presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Chinese Commodities Strategy No K-1 ETF
Commodity Contracts	Unrealized appreciation on OTC swaps	$425,251	Unrealized depreciation on OTC swaps	$—

Simplify Commodities Strategy No K-1 ETF
Commodity Contracts	Unrealized appreciation on futures contracts*	$1,416,215	Unrealized depreciation on futures contracts*	$2,370,990

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Fund	Asset Derivatives		Liability Derivatives
Simplify Managed Futures Strategy ETF
Commodity Contracts	Unrealized appreciation on futures contracts*	$16,400,477	Unrealized depreciation on futures contracts*	$34,604,928
Interest Rate Contracts	Unrealized appreciation on futures contracts*	$10,506,811	Unrealized depreciation on futures contracts*	$18,170,998
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$—	Unrealized depreciation on forward foreign currency contracts	$6,519

*	Includes cumulative unrealized appreciation or unrealized cumulative depreciation on futures contracts as disclosed in the Consolidated Schedules of Investments.

For the year/period ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Consolidated Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Commodities Strategy No K-1 ETF	Commodity	$(2,895,423)	$(651,500)
Simplify Managed Futures Strategy ETF	Commodity	43,660,571	(14,042,809)
Simplify Managed Futures Strategy ETF	Interest Rate	(99,946,764)	10,140,581

For the year/period ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap contracts by risk type, as disclosed in the Consolidated Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Chinese Commodities Strategy No K-1 ETF	Equity	$(1,644,071)	$425,251

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts(a) by risk type, as disclosed in the Consolidated Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Commodities Strategy No K-1 ETF	Foreign Exchange	$1,692	$—
Simplify Managed Futures Strategy ETF	Foreign Exchange	468,394	(6,519)

(a)	Forward foreign currency are included in Net Realized Gain (Loss) on Investments within the Consolidated Statements of Operations.

For the period/year ended June 30, 2026, the average fiscal quarter end notional balances of outstanding derivative financial instruments were as follows:

Fund	Forward Foreign Currency Contracts (Notional Value)	Futures Contracts (Notional Value)	Swaps (Notional Value)
Simplify Chinese Commodities Strategy No K-1 ETF	$—	$—	$732,164,088
Simplify Commodities Strategy No K-1 ETF	—	88,117,988	—
Simplify Managed Futures Strategy ETF	(1,304)	(1,476,143,441)	—

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Certain Funds enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The following table presents Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement or similar arrangement (collectively referred to as “MNA”) and net of the related collateral received/pledged by a Fund as of June 30, 2026:

Fund	Gross Amounts of Assets Presented in the Consolidated Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify Chinese Commodities Strategy No K-1 ETF
Macquarie Bank	$425,251	$—	$—	$—	$425,251
	$425,251	$—	$—	$—	$425,251

(1)	The actual collateral received and/or pledged may be more than amount shown.

Fund	Gross Amounts of Liabilities Presented in the Consolidated Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Managed Futures Strategy ETF
Interactive Brokers	$6,519	$—	$—	$(6,519)	$—
	$6,519	$—	$—	$(6,519)	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

5. Reverse Repurchase Agreements

Reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund may borrow for investment purposes indirectly using reverse repurchase agreements. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on each Fund’s Consolidated Statements of Operations. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. The use of reverse repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund is subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to meet its contractual obligations) with respect to the security it expects to receive back from a counterparty. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. For the year ended June 30, 2026, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Simplify Commodities Strategy No K-1 ETF was $12,635,993

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and 3.96%, respectively. For the year ended June 30, 2026, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Simplify Managed Futures Strategy ETF was $240,734,103 at 3.84%, respectively.

There was no outstanding reverse repurchase agreements at year end June 30, 2026.

6. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate. The Adviser has engaged Altis Partners (Jersey) Limited to act as the futures adviser to the Funds under a futures advisory agreement (“Futures Advisory Agreement”) with the Adviser. The Adviser, not the Funds, pays the futures adviser.

For its investment advisory services to the Funds below, the Adviser was entitled to receive a management fee on each Fund’s average daily net assets, computed and accrued and payable, at an annual rate equal to:

Fund	Management Fee
Simplify Chinese Commodities Strategy No K-1 ETF	0.99%
Simplify Commodities Strategy No K-1 ETF	0.75%
Simplify Managed Futures Strategy ETF	0.75%

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Funds, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of each of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Funds also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of each Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for each Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of each Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

7. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Chinese Commodities Strategy No K-1 ETF	$—	$—
Simplify Commodities Strategy No K-1 ETF	—	—
Simplify Managed Futures Strategy ETF	—	—

8. Fund Share Transactions

The Funds issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with authorized participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Each Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because each Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Funds’ custodian when purchasing and redeeming Creation Units of a Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the

26

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

fixed transaction fee, the Funds may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

9. Federal Income Taxes

For the year/period ended June 30, 2026, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to controlled foreign corporation.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Chinese Commodities Strategy No K-1 ETF	$1,192,049	$(1,192.049)
Simplify Commodities Strategy No K-1 ETF	2,261,886	(2,261,886)
Simplify Managed Futures Strategy ETF	(14,007,542)	14,007,542

The tax character of dividends and distributions declared for the year/period ended June 30, 2026 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Chinese Commodities Strategy No K-1 ETF	$777,165	$—	$490,335
Simplify Commodities Strategy No K-1 ETF	1,447,728	—	1,259,773
Simplify Managed Futures Strategy ETF	63,227,001	—	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year/period ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Commodities Strategy No K-1 ETF	$550,149	$—	$24,412
Simplify Managed Futures Strategy ETF	28,257,099	—	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable Earnings (loss)
Simplify Chinese Commodities Strategy No K-1 ETF	$—	$—	$—	$427,160	$—	$—	$427,160
Simplify Commodities Strategy No K-1 ETF	—	—	—	(998,061)	—	(175,560)	(1,173,621)
Simplify Managed Futures Strategy ETF	4,065,839	—	—	(19,507,369)	(136,209,557)	—	(151,651,087)

At June 30, 2026, gross unrealized appreciation and depreciation of investments, including derivatives, owned by each Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation Depreciation
Simplify Chinese Commodities Strategy No K-1 ETF	$100,905,776	$428,089	$(929)	$427,160
Simplify Commodities Strategy No K-1 ETF	82,137,488	976,127	(1,007,242)	(31,115)
Simplify Managed Futures Strategy ETF	1,539,558,902	7,299,398	(8,145,287)	(845,889)

27

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, section 1256 mark-to-market treatment of derivatives and swaps.

At June 30, 2026, for federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Chinese Commodities Strategy No K-1 ETF	$—	$—	$—
Simplify Commodities Strategy No K-1 ETF	—	—	—
Simplify Managed Futures Strategy ETF	(54,526,525)	(81,683,032)	(136,209,557)

The Funds did not utilize capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2026.

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. At June 30, 2026, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Chinese Commodities Strategy No K-1 ETF	$—	$—
Simplify Commodities Strategy No K-1 ETF	(175,560)	—
Simplify Managed Futures Strategy ETF	—	—

10. Improvements to Income Tax Disclosures

As of the June 30, 2026 year-end the Funds adopted the FASB issued Accounting Standards Update (“ASU”), ASU 2023-09 — Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU aims to improve transparency of tax information for investors and enhance income tax disclosures. The update requires the Funds to disclose total income tax paid net of refunds, and detail by jurisdiction if the amount(s) exceed materiality. Total income taxes paid per Fund during the current reporting period were not material to the financial statements so no disclosure or jurisdictional breakdown is required.

11. Segment Reporting

Each Fund operates in one segment. Each Fund’s Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Funds on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

12. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

28

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the funds listed below (the “Funds”), each a series of Simplify Exchange Traded Funds, as of June 30, 2026, the related consolidated statements of operations, the consolidated statements of cash flows, the consolidated statements of changes in net assets, the consolidated financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “Financial Statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2026, the results of their operations and their cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Consolidated Statements of Cash Flows	Consolidated Statements of Operations	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights
Simplify Chinese Commodities Strategy No K-1 ETF	Not applicable	For the period from January 26, 2026 (commencement of operations) through June 30, 2026
Simplify Commodities Strategy No K-1 ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026, 2025, and 2024, and for the period from March 28, 2023 (commencement of operations) through June 30, 2023
Simplify Managed Futures Strategy ETF	Not applicable	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	or the years ended June 30, 2026, 2025, 2024, and 2023, and for the period from March 8, 2022 (commencement of operations) through June 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 1, 2026

29

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of each Fund traded on NYSE Arca or NASDAQ, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for the year ended June 30, 2026.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Chinese Commodities Strategy No K-1 ETF	0.00%	0.00%
Simplify Commodities Strategy No K-1 ETF	0.00%	0.00%
Simplify Managed Futures Strategy ETF	0.00%	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

30

June 30, 2026

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Piper Sandler US Small-Cap PLUS Income ETF (LITL)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Piper Sandler US Small-Cap PLUS Income ETF

Schedule of Investments

June 30, 2026

	Shares	Value
Common Stocks – 93.6%
Communication Services – 4.4%
Anterix, Inc.*(a)	664	$68,352
Cargurus, Inc.*	1,315	44,828
Cinemark Holdings, Inc.(a)	1,513	48,008
EverQuote, Inc., Class A*(a)	2,210	52,576
Grindr, Inc.*	3,140	45,122
Scholastic Corp.	970	44,620
		303,506
Consumer Discretionary – 9.1%
Abercrombie & Fitch Co., Class A*	508	45,725
Arhaus, Inc.	5,798	48,819
Brinker International, Inc.*	297	49,896
Build-A-Bear Workshop, Inc.	1,054	32,263
Carriage Services, Inc.	954	36,576
Garrett Motion, Inc.	1,297	46,990
GigaCloud Technology, Inc., Class A*	1,157	36,561
Kohl’s Corp.	2,735	48,464
Laureate Education, Inc.*(a)	1,327	48,197
LGI Homes, Inc.*(a)	884	56,293
Monarch Casino & Resort, Inc.	352	46,327
Taylor Morrison Home Corp.*(a)	671	48,138
Urban Outfitters, Inc.*	585	41,453
Wolverine World Wide, Inc.	2,237	36,978
		622,680
Consumer Staples – 3.9%
Beyond Meat, Inc.*	49,780	37,335
Cal-Maine Foods, Inc.	566	45,597
Energizer Holdings, Inc.	2,312	49,569
Herbalife Ltd.*	3,283	43,171
Seneca Foods Corp., Class A*(a)	295	51,312
Village Super Market, Inc., Class A	915	38,595
		265,579
Energy – 4.3%
DHT Holdings, Inc.	2,569	42,466
Diversified Energy Co.	2,698	37,394
Dorian LPG Ltd.	975	33,910
International Seaways, Inc.	545	41,742
Nabors Industries Ltd.*	423	35,536
SandRidge Energy, Inc.	2,677	36,675
SM Energy Co.	1,277	33,330
Teekay Corp. Ltd.	3,423	34,230
		295,283
Financials – 18.3%
Adamas Trust, Inc.	4,267	40,024
Atlanticus Holdings Corp.*	493	50,409
Bladex, Inc.	761	46,779
Bread Financial Holdings, Inc.(a)	477	51,683
Civista Bancshares, Inc.	1,639	46,253
Dave, Inc.*	151	56,261
Encore Capital Group, Inc.*	528	49,257

See Notes to Financial Statements.

4

Simplify Piper Sandler US Small-Cap PLUS Income ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Value
Common Stocks (continued)
Financials (continued)
First BanCorp/Puerto Rico	1,765	$46,014
Franklin Financial Services Corp.	729	45,635
Hamilton Insurance Group Ltd., Class B	1,423	48,297
HCI Group, Inc.	275	48,194
Marex Group PLC	800	48,760
Mercury General Corp.	432	46,060
Northeast Bank	336	44,530
OFG Bancorp	930	45,635
Parke Bancorp, Inc.(a)	1,379	45,728
Peoples Bancorp of North Carolina, Inc.	932	40,160
Plumas Bancorp	746	43,596
Preferred Bank/Los Angeles CA	443	47,073
Primis Financial Corp.	2,721	44,543
Priority Technology Holdings, Inc.*	6,143	40,974
Regional Management Corp.	1,157	47,668
Republic Bancorp, Inc./KY, Class A	525	47,476
Slide Insurance Holdings, Inc.*	2,344	45,403
Tompkins Financial Corp.	492	46,504
United Fire Group, Inc.	885	46,409
Universal Insurance Holdings, Inc.	1,137	47,026
		1,256,351
Health Care – 21.5%
Alignment Healthcare, Inc.*	2,715	64,644
Alkermes PLC*	931	48,780
Ardent Health, Inc.*	4,252	41,840
Arrowhead Pharmaceuticals, Inc.*	503	41,000
Aurinia Pharmaceuticals, Inc.*	2,762	46,871
Aveanna Healthcare Holdings, Inc.*	5,474	46,912
BrightSpring Health Services, Inc.*	689	48,051
CareDx, Inc.*	1,720	49,020
Catalyst Pharmaceuticals, Inc.*(a)	1,361	42,776
Collegium Pharmaceutical, Inc.*	1,168	42,282
Concentra Group Holdings Parent, Inc.	1,578	46,945
CorMedix, Inc.*	4,651	36,510
CorVel Corp.*(a)	688	43,014
Delcath Systems, Inc.*	3,644	45,878
Indivior Pharmaceuticals, Inc.*(a)	1,171	48,046
Innoviva, Inc.*	1,965	44,625
Krystal Biotech, Inc.*	128	47,574
LeMaitre Vascular, Inc.	443	42,510
LifeStance Health Group, Inc.*	5,092	54,535
Mesa Laboratories, Inc.	384	38,227
National HealthCare Corp.(a)	230	48,613
Nutex Health, Inc.*	326	55,710
Omada Health, Inc.*(a)	2,365	51,912
Omeros Corp.*	3,555	33,808
PACS Group, Inc.*(a)	1,160	49,462
Pediatrix Medical Group, Inc.*	1,823	46,177
Pennant Group, Inc. (The)*	1,146	42,345

See Notes to Financial Statements.

5

Simplify Piper Sandler US Small-Cap PLUS Income ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Value
Common Stocks (continued)
Health Care (continued)
Progyny, Inc.*	1,537	$44,312
PTC Therapeutics, Inc.*	531	43,314
Veracyte, Inc.*(a)	917	53,855
XOMA Royalty Corp.*	1,015	43,137
Zevra Therapeutics, Inc.*	3,387	48,570
		1,481,255
Industrials – 13.7%
3D Systems Corp.*	11,010	33,250
American Superconductor Corp.*	829	34,412
Argan, Inc.(a)	64	51,107
Atmus Filtration Technologies, Inc.	838	42,730
AZZ, Inc.	311	48,220
Blue Bird Corp.*(a)	627	49,508
CECO Environmental Corp.*(a)	566	51,359
Cimpress PLC*	431	43,833
Costamare, Inc.	2,553	35,793
Douglas Dynamics, Inc.	948	51,144
Dycom Industries, Inc.*	76	38,425
Federal Signal Corp.	394	50,625
Kforce, Inc.	905	42,462
Matson, Inc.(a)	235	45,174
MYR Group, Inc.*	84	42,034
NWPX Infrastructure, Inc.*(a)	360	53,978
Pitney Bowes, Inc.(a)	2,636	46,183
Spire Global, Inc.*	1,718	31,955
Sterling Infrastructure, Inc.*(a)	49	41,129
Sunrun, Inc.*(a)	2,542	34,012
Upwork, Inc.*	4,451	37,210
Willdan Group, Inc.*(a)	468	37,019
		941,562
Information Technology – 9.6%
ACI Worldwide, Inc.*	899	45,211
Clear Secure, Inc., Class A	708	39,457
Commvault Systems, Inc.*(a)	358	50,739
Daily Journal Corp.*	82	49,298
DigitalOcean Holdings, Inc.*	252	39,572
Insight Enterprises, Inc.*	368	44,822
Life360, Inc.*(a)	992	54,917
Napco Security Technologies, Inc.	1,046	39,727
NVE Corp.(a)	434	45,375
Pagaya Technologies Ltd., Class A*	2,597	47,395
PagerDuty, Inc.*	4,273	41,234
Qualys, Inc.*	359	49,359
Sanmina Corp.*	151	38,215
TSS, Inc.*	2,579	31,722
VTEX, Class A*	11,195	44,780
		661,823

See Notes to Financial Statements.

6

Simplify Piper Sandler US Small-Cap PLUS Income ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Value
Common Stocks (continued)
Materials – 3.3%
Caledonia Mining Corp. PLC	1,652	$31,553
Constellium SE*	1,241	39,551
Kaiser Aluminum Corp.(a)	234	45,777
Myers Industries, Inc.	1,721	60,769
TriMas Corp.	1,038	46,741
		224,391
Real Estate – 4.3%
CBL & Associates Properties, Inc.	884	46,932
DiamondRock Hospitality Co.(a)	3,869	47,124
Newmark Group, Inc., Class A	2,810	42,459
Outfront Media, Inc.	1,218	39,902
SITE Centers Corp.	8,330	33,070
St Joe Co. (The)(a)	667	41,774
Terreno Realty Corp.	645	41,777
		293,038
Utilities – 1.2%
MGE Energy, Inc.	519	42,319
New Jersey Resources Corp.	765	42,871
		85,190
Total Common Stocks (Cost $5,663,159)		6,430,658

	Principal
U.S. Treasury Bills – 5.0%
U.S. Treasury Bill, 3.69%, 9/1/2026(a)(b)	$80,000	79,501
U.S. Treasury Bill, 3.71%, 10/15/2026(a)(b)	200,000	197,828
U.S. Treasury Bill, 3.78%, 12/3/2026(a)(b)	70,000	68,859
Total U.S. Treasury Bills (Cost $346,263)		346,188

Shares
Money Market Fund – 0.5%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(c) (Cost $37,747)	37,747	37,747

	Number of Contracts	Notional Amount
Purchased Options – 0.3%
Calls – Exchange-Traded – 0.3%
S&P 500 Index, 7/17/2026 Strike Price 7,650, Expires 7/17/26	1	765,000	2,110
S&P 500 Index, 7/17/2026 Strike Price 7,700, Expires 7/17/26	1	770,000	1,135
S&P 500 Index, 7/17/2026 Strike Price 7,850, Expires 7/17/26	2	1,570,000	280
S&P 500 Index, 7/31/2026 Strike Price 7,900, Expires 7/31/26	1	790,000	675
S&P 500 Index, 8/21/2026 Strike Price 7,950, Expires 8/21/26	1	795,000	1,775
S&P 500 Index, 8/21/2026 Strike Price 8,000, Expires 8/21/26	1	800,000	1,280
S&P 500 Index, 9/18/2026 Strike Price 7,950, Expires 9/18/26	2	1,590,000	9,170
S&P 500 Index, 9/18/2026 Strike Price 8,100, Expires 9/18/26	1	810,000	2,250
			18,675
Total Purchased Options (Cost $40,390)			18,675

See Notes to Financial Statements.

7

Simplify Piper Sandler US Small-Cap PLUS Income ETF

Schedule of Investments (Continued)

June 30, 2026

Value
Total Investments – 99.4% (Cost $6,087,559)	$6,833,268
Other Assets in Excess of Liabilities – 0.6%	40,922
Net Assets – 100.0%	$6,874,190

*	Non Income Producing
(a)	Securities with an aggregate market value of $1,594,980 have been pledged as collateral for options as of June 30, 2026.
(b)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(c)	Rate shown reflects the 7-day yield as of June 30, 2026.

At June 30, 2026, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
TRS SBAR(c)	5/14/2027	4.61% (SOFR + 0.93%)(d)	BOFA	811,391	$7,940
TRS SBAR(c)	6/15/2027	4.63% (SOFR + 0.95%)(d)	BNP	3,409,903	33,962
					$41,902

(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Based on Simplify Barrier Income ETF.
(d)	Payments made quarterly.

Abbreviations:

BNP	:	BNP Paribas
BOFA	:	Bank of America
SOFR	:	Secured Overnight Financing Rate

See Notes to Financial Statements.

8

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Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2026

Simplify Piper Sandler US Small-Cap PLUS Income ETF
Assets
Investments, at value	$6,833,268
Unrealized appreciation on over the counter swaps	41,902
Receivables:
Dividends	3,635
Total assets	6,878,805

Liabilities
Payables:
Investment advisory fees	4,615
Total liabilities	4,615
Net Assets	$6,874,190

Net Assets Consist of
Paid-in capital	$7,543,593
Distributable earnings (loss)	(669,403)
Net Assets	$6,874,190
Number of Common Shares outstanding	200,001
Net Asset Value, offering and redemption price per share	$34.37
Investments, at cost	$6,087,559

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2026

Simplify Piper Sandler US Small-Cap PLUS Income ETF
Investment Income
Dividend income*	$93,670

Expenses
Investment advisory fees	52,273
Interest expense	43
Total expenses	52,316
Net investment income (loss)	41,354

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,674,753)
In-kind redemptions	2,305,009
Swaps	15,293
Written options	197,733
Net realized gain (loss)	843,282
Net change in unrealized appreciation (depreciation) on:
Investments	480,950
Swaps	41,902
Written options	(1,212)
Net unrealized gain (loss)	521,640
Net realized and unrealized gain (loss)	1,364,922
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,406,276

* Withholding tax	$115

See Notes to Financial Statements.

11

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Piper Sandler US Small-Cap PLUS Income ETF
	Year Ended June 30, 2026	For the period April 28, 2025(1) to June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$41,354	$3,215
Net realized gain (loss)	843,282	8,109
Net change in net unrealized appreciation (depreciation)	521,640	265,971
Net increase (decrease) in net assets resulting from operations	1,406,276	277,295

Distributions to Shareholders from:
Distributions	(116,341)	—
Total distributions	(116,341)	—

Fund Shares Transactions
Proceeds from shares sold	23,569,457	3,857,224
Value of shares redeemed	(22,119,721)	—
Net increase (decrease) in net assets resulting from fund share transactions	1,449,736	3,857,224
Total net increase (decrease) in Net Assets	2,739,671	4,134,519

Net Assets
Beginning of period	4,134,519	—
End of period	$6,874,190	$4,134,519

Changes in Shares Outstanding
Shares outstanding, beginning of period	150,001	—
Shares sold	800,000	150,001	(2)
Shares redeemed	(750,000)	—
Shares outstanding, end of period	200,001	150,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

12

Simplify Exchange Traded Funds

Financial Highlights

Simplify Piper Sandler US Small-Cap PLUS Income ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$27.56	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.56	0.03
Net realized and unrealized gain (loss)	6.84	2.53
Total from investment operations	7.40	2.56
Less distributions from:
Net investment income	(0.59)	—
Total distributions	(0.59)	—
Net Asset Value, end of period	$34.37	$27.56
Total Return (%)	27.16	10.25	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$7	$4
Ratio of expenses (%)	0.90	0.90	(d)(e)
Ratio of net investment income (loss) (%)	1.92	0.60	(d)
Portfolio turnover rate (%)(f)	225	44	(c)

(a)	For the period April 28, 2025 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

13

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2026

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2026, the Trust consists of forty-two investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Piper Sandler US Small-Cap PLUS Income ETF (the “Fund”). The Fund is a non-diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund, issues and redeems Shares at net asset value (“NAV”) only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with authorized participants, the Shares are not redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Piper Sandler US Small-Cap PLUS Income ETF	The Fund seeks capital appreciation and income.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange traded options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board. These securities are categorized as Level 2 in the fair value hierarchy.

Money Market Funds are valued at NAV.

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Notes to Financial Statements (Continued)

June 30, 2026

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2026 for the Fund based upon the three levels defined above:

Simplify Piper Sandler US Small-Cap PLUS Income ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$6,430,658	$—	$—	$6,430,658
U.S. Treasury Bills	346,188	—	—	346,188
Purchased Options	18,675	—	—	18,675
Total Return Swaps	—	41,902	—	41,902
Money Market Fund	37,747	—	—	37,747
TOTAL	$6,833,268	$41,902	$—	$6,875,170

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Derivative Financial Instruments

In the normal course of business, the Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The Fund is subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and required funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Option Contracts

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the

16

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Notes to Financial Statements (Continued)

June 30, 2026

security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

Swaps

Swap agreements are agreements between the Fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap. Upfront payments made/received by the Fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statements of Assets and Liabilities. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Fund. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Total Return Swaps

Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The Fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2026 and the related location in the accompanying Statement of Assets and Liabilities presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Piper Sandler US Small-Cap PLUS Income ETF
Equity Contracts	Investments, at value(1)	$18,675	Investments, at value(1)	$—
Equity Contracts	Unrealized appreciation on OTC swaps	$41,902	Unrealized depreciation on OTC swaps	$—

(1)	Purchased option contracts are included in Investments within the Statement of Assets and Liabilities.

17

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Notes to Financial Statements (Continued)

June 30, 2026

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts(a) by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Piper Sandler US Small-Cap PLUS Income ETF	Equity	$(361,063)	$(41,203)
Simplify Piper Sandler US Small-Cap PLUS Income ETF	Commodity	(7,467)	118

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Piper Sandler US Small-Cap PLUS Income ETF	Equity	$15,293	$41,902

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Piper Sandler US Small-Cap PLUS Income ETF	Equity	$180,242	$(812)
Simplify Piper Sandler US Small-Cap PLUS Income ETF	Commodity	17,492	(400)

For the year ended June 30, 2026, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Written Option Contracts (Contract Value)	Swaps (Notional Value)
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$22,748	$(2,781)	$(844,259)

Certain Fund enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The following table presents Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement or similar arrangement (collectively referred to as “MNA”) and net of the related collateral received/pledged by a Fund as of June 30, 2026:

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(1)	Non-Cash Collateral Received(1)	Net Amount of Derivatives Assets
Simplify Piper Sandler US Small-Cap PLUS Income ETF
Bank of America NA	$7,940	$—	$—	$—	$7,940
BNP Paribas	$33,962	$—	$—	$—	$33,962
	$41,902	$—	$—	$—	$41,902

(1)	The actual collateral received and/or pledged may be more than amount shown.

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Notes to Financial Statements (Continued)

June 30, 2026

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Piper Sandler & Co. (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Sub-Adviser is paid by the Adviser, not the Fund.

For its investment advisory services to the Fund, the Adviser was entitled to receive a management fee, computed and accrued daily and payable monthly, at an annual rate equal to 0.90% of the Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$31,660,246	$12,518,995

Securities received and delivered in-kind through subscriptions and redemptions were as follows:

Fund	Purchases	Sales
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$—	$17,411,786

6. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

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Notes to Financial Statements (Continued)

June 30, 2026

7. Federal Income Taxes

For the year ended June 30, 2026, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$(2,236,633)	$2,236,633

The tax character of dividends and distributions declared for the year ended June 30, 2026 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$116,341	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$—	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$4,065	$—	$—	$743,139	$(1,416,608)	$—	$(669,404)

At June 30, 2026, gross unrealized appreciation and depreciation of investments, including derivatives, owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$6,137,822	$5,213,896	$(4,470,757)	$743,139

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales, real estate investment trusts, section 1256 mark-to-market treatment of derivatives, and swaps.

The Fund did not utilize capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2026.

At June 30, 2026, for federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Piper Sandler US Small-Cap PLUS Income ETF	$1,293,743	$122,865	$1,416,608

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Notes to Financial Statements (Continued)

June 30, 2026

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. At June 30 2026, the Fund did not defer post-October capital losses and late year ordinary losses.

8. Improvements to Income Tax Disclosures

As of the June 30, 2026 year-end the Fund adopted the FASB issued Accounting Standards Update (“ASU”), ASU 2023-09 — Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU aims to improve transparency of tax information for investors and enhance income tax disclosures. The update requires the Fund to disclose total income tax paid net of refunds, and detail by jurisdiction if the amount(s) exceed materiality. Total income taxes paid by the Fund during the current reporting period were not material to the financial statements so no disclosure or jurisdictional breakdown is required.

9. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

10. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

21

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Piper Sandler US Small-Cap PLUS Income ETF (the “Fund), a series of Simplify Exchange Traded Funds, as of June 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended June 30, 2026 and for the period from April 28, 2025 (commencement of operations) through June 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations for the year then ended, the changes in net assets and the financial highlights for the each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 1, 2026

22

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2026.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Piper Sandler US Small-Cap PLUS Income ETF	00.00%	00.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23

June 30, 2026

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Tara India Opportunities ETF (IOPP)

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Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Tara India Opportunities ETF

Schedule of Investments

June 30, 2026

	Shares	Value
Common Stocks – 99.1%
Communication Services – 7.7%
Bharti Airtel Ltd.	16,338	$319,654
Info Edge India Ltd.	21,896	226,226
		545,880
Consumer Discretionary – 31.2%
Bajaj Auto Ltd.	3,203	328,763
Eternal Ltd.*	155,706	435,246
Indian Hotels Co. Ltd. (The)	50,269	379,147
Mahindra & Mahindra Ltd.	7,602	246,454
Tata Motors Passenger Vehicles Ltd.	53,405	198,706
Titan Co. Ltd.	7,216	335,724
UNO Minda Ltd.	26,350	302,809
		2,226,849
Consumer Staples – 12.3%
Avenue Supermarts Ltd., 144A*(a)	8,124	375,970
Bikaji Foods International Ltd.	24,233	166,594
Marico Ltd.	37,685	332,923
		875,487
Financials – 16.4%
AU Small Finance Bank Ltd., 144A(a)	27,988	306,627
ICICI Bank Ltd.	25,964	377,204
ICICI Prudential Asset Management Co. Ltd.	5,651	198,176
Shriram Finance Ltd.	25,850	284,597
		1,166,604
Health Care – 9.7%
Apollo Hospitals Enterprise Ltd.	3,758	344,680
JB Chemicals & Pharmaceuticals Ltd.	14,345	347,931
		692,611
Industrials – 16.2%
Craftsman Automation Ltd.	3,339	333,693
Havells India Ltd.	13,289	162,752
Tata Motors Ltd. /New	50,964	227,715
Titagarh Rail System Ltd.	27,500	255,859
Triveni Turbine Ltd.	24,243	176,651
		1,156,670
Materials – 5.6%
Gravita India Ltd.*	9,609	165,485
UltraTech Cement Ltd.	1,966	233,717
		399,202
Total Common Stocks (Cost $7,348,717)		7,063,303

Money Market Fund – 1.3%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(b) (Cost $95,526)	95,526	95,526

Total Investments – 100.4% (Cost $7,444,243)		$7,158,829
Liabilities in Excess of Other Assets – -0.4%		(25,835)
Net Assets – 100.0%		$7,132,994

See Notes to Financial Statements.

4

Simplify Tara India Opportunities ETF

Schedule of Investments (Continued)

June 30, 2026

*	Non Income Producing
(a)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $682,597, which represents 9.6% of net assets as of June 30, 2026.
(b)	Rate shown reflects the 7-day yield as of June 30, 2026.

See Notes to Financial Statements.

5

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2026

Simplify Tara India Opportunities ETF
Assets
Investments, at value	$7,158,829
Foreign currency at value	6,556
Receivables:
Foreign capital gains tax	15,075
Dividends	10,226
Interest	469
Total assets	7,191,155

Liabilities
Payables:
Deferred foreign capital gains tax	54,134
Investment advisory fees	4,027
Total liabilities	58,161
Net Assets	$7,132,994

Net Assets Consist of
Paid-in capital	$8,218,874
Distributable earnings (loss)	(1,085,880)
Net Assets	$7,132,994
Number of Common Shares outstanding	275,001
Net Asset Value, offering and redemption price per share	$25.94
Investments, at cost	$7,444,243
Foreign currency, at cost	$6,574

See Notes to Financial Statements.

6

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2026

	Simplify Tara India Opportunities ETF
Investment Income
Dividend income*	$38,509
Interest income	15,979
Total income	54,488

Expenses
Investment advisory fees	83,773
Interest expense	148
Total expenses	83,921
Less fees waived:
Waiver	(25,132)
Net expenses	58,789
Net investment income (loss)	(4,301)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(596,454	)(1)
Foreign currency transactions	(18,291)
Net realized gain (loss)	(614,745)
Net change in unrealized appreciation (depreciation) on:
Investments	60,009	(2)
Foreign currency translations	(666)
Net unrealized gain (loss)	59,343
Net realized and unrealized gain (loss)	(555,402)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(559,703)

* Withholding tax	$9,817

(1)	Net of foreign capital gain taxes of $(18,558).
(2)	Net of deferred foreign capital gain taxes $54,100.

See Notes to Financial Statements.

7

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Tara India Opportunities ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(4,301)	$34,918
Net realized gain (loss)	(614,745)	675,489
Net change in net unrealized appreciation (depreciation)	59,343	(1,021,219)
Net increase (decrease) in net assets resulting from operations	(559,703)	(310,812)

Distributions	(30,000)	(1,006,686)

Fund Shares Transactions
Proceeds from shares sold	—	6,959,317
Variable transaction fees (see Note 5)	3,824	41,922
Value of shares redeemed	(1,210,699)	(5,175,829)
Net increase (decrease) in net assets resulting from fund share transactions	(1,206,875)	1,825,410
Total net increase (decrease) in Net Assets	(1,796,578)	507,912

Net Assets
Beginning of year	8,929,572	8,421,660
End of year	$7,132,994	$8,929,572

Changes in Shares Outstanding
Shares outstanding, beginning of year	325,001	300,001
Shares sold	—	225,000
Shares redeemed	(50,000)	(200,000)
Shares outstanding, end of year	275,001	325,001

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Financial Highlights

Simplify Tara India Opportunities ETF	Years Ended June 30			Period Ended June 30,
Selected Per Share Data	2026	2025		2024(a)
Net Asset Value, beginning of period	$27.48	$28.07		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.01)	0.09		(0.02)
Net realized and unrealized gain (loss)	(1.44)	1.15	(c)	3.01
Total from investment operations	(1.45)	1.24		2.99
Variable transaction fees (see Note 5)	0.01	0.11		0.08
Less distributions from:
Net investment income	(0.10)	(0.56)		—
Net realized gains	—	(1.38)		—
Total distributions	(0.10)	(1.94)		—
Net Asset Value, end of period	$25.94	$27.48		$28.07
Total Return (%)	(5.22)	4.93		12.29	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$7	$9		$8
Ratio of expenses before fee waiver (%)	1.00	1.03	(e)	1.51	(f)(g)
Ratio of expenses after fee waiver (%)	0.70	0.73	(e)	1.21	(f)(g)
Ratio of net investment income (loss) (%)	(0.05)	0.32		(0.27	)(f)
Portfolio turnover rate (%)(h)	42	108		33	(d)

(a)	For the period March 5, 2024 (commencement of operations) through June 30, 2024.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.03%.
(f)	Annualized.
(g)	The ratios of expenses to average net assets includes interest expense fees of 0.51%.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2026

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2026, the Trust consists of forty-two investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Tara India Opportunities ETF (the “Fund”). The Fund is a diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Tara India Opportunities ETF	The Fund seeks to achieve long-term capital appreciation.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 of the fair value hierarchy.

Money Market Funds are valued at NAV.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the

10

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2026 for the Fund based upon the three levels defined above:

Simplify Tara India Opportunities ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$7,063,303	$—	$—	$7,063,303
Money Market Fund	95,526	—	—	95,526
TOTAL	$7,158,829	$—	$—	$7,158,829

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s

11

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

policy to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

In addition to the requirements of the Code, the Fund may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities in India or other such foreign jurisdictions, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred tax liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities.

3. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

System 2 Advisors L.P. (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Adviser, not the Fund, pays the Sub-Adviser.

For its investment advisory services to the Fund, the Adviser was entitled to receive a management fee, computed and accrued daily and payable monthly, at an annual rate equal to 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee to 0.70% of the Fund’s average daily net assets through at least October 31, 2026. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. For the year ended June 30, 2026, the Adviser waived fees of $25,132.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

4. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Tara India Opportunities ETF	$3,270,218	$4,075,090

5. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

6. Federal Income Taxes

For the year ended June 30, 2026, the effect of permanent “book/tax” reclassifications to the components of net assets are included below.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Tara India Opportunities ETF	$—	$—

The tax character of dividends and distributions declared for the year ended June 30, 2026 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Tara India Opportunities ETF	$30,000	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Tara India Opportunities ETF	$1,006,686	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Tara India Opportunities ETF	$—	$—	$—	$(623,757)	$(446,216)	$(15,907)	$(1,085,880)

At June 30, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation Depreciation
Simplify Tara India Opportunities ETF	$7,727,343	$687,944	$(1,256,458)	$(568,514)

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales and passive foreign investment companies.

At June 30, 2026, for federal income tax purposes, the Fund had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Tara India Opportunities ETF	$109,348	$336,868	$446,216

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. At June 30 2026, the Fund incurred and will elect to defer post-October capital losses and late year ordinary losses:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Tara India Opportunities ETF	$—	$(15,907)

7. Improvements to Income Tax Disclosures

As of the June 30, 2026 year-end the Fund adopted the FASB issued Accounting Standards Update (“ASU”), ASU 2023-09 — Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU aims to improve transparency of tax information for investors and enhance income tax disclosures. The update requires the Fund to disclose total income tax paid net of refunds, and detail by jurisdiction if the amount(s) exceed materiality. Total income taxes paid by the Fund during the current reporting period were not material to the financial statements so no disclosure or jurisdictional breakdown is required.

8. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

9. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

14

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Tara India Opportunities ETF (the “Fund”), a series of Simplify Exchange Traded Funds, as of June 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for the years ended June 30, 2026 and 2025, and for the period from March 5, 2024 (commencement of operations) through June 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 1, 2026

15

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2026.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Tara India Opportunities ETF	00.00%	00.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

16

June 30, 2026

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify National Muni Bond ETF (NMB)

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Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify National Muni Bond ETF

Schedule of Investments

June 30, 2026

	Principal	Value
Municipal Bonds – 93.5%
Arizona – 4.4%
Salt River Project Agricultural Improvement and Power District Arizona Salt River Project Electric System RB 2025 Series C, 5.25%, 1/1/2055	$2,000,000	$2,149,638

California – 10.8%
Airport Commission of The City and County of San Francisco San Francisco International Airport Second Series RB, Series 2025D (AMT), 5.50%, 5/1/2055	1,500,000	1,612,421
Airport Commission of The City and County of San Francisco San Francisco International Airport Second Series Revenue Refunding Bonds Series 2026A (AMT), 5.50%, 5/1/2056	1,000,000	1,079,109
California Health Facilities Financing Authority Kaiser Permanente RB Series 2017A Consisting of Subseries 2017A-2, 4.00%, 11/1/2051	1,000,000	910,731
State of California GO Bonds Various Purpose GO Bonds, 5.25%, 10/1/2051	1,500,000	1,660,152
		5,262,413
Florida – 11.7%
Florida Department of Transportation Florida Turnpike RB, Series 2024B, 4.00%, 7/1/2051	1,000,000	951,220
Hillsborough County Industrial Development Authority Health System RB Baycare Health System Series 2024C, 5.50%, 11/15/2054	2,000,000	2,150,283
Jacksonville Aviation Authority RB Series 2026 (AMT), 5.25%, 10/1/2055	2,000,000	2,081,396
Miami-Dade County Florida Aviation RB Series 2025B (NON-AMT), 5.25%, 10/1/2055	500,000	526,519
		5,709,418
Illinois – 4.3%
City of Chicago O’Hare International Airport General Airport Senior Lien RB, Series 2026A (NON-AMT), 5.25%, 1/1/2061	1,000,000	1,046,343
State of Illinois GO Series of April 2026C, 5.50%, 4/1/2051	1,000,000	1,066,595
		2,112,938
Massachusetts – 6.6%
The Commonwealth of Massachusetts GO Consolidated Loan of 2026, Series D, 5.00%, 6/1/2051	2,000,000	2,123,451
The Commonwealth of Massachusetts GO Consolidated Loan of 2026, Series D, 5.25%, 6/1/2056	1,000,000	1,078,105
		3,201,556
Michigan – 2.2%
State Building Authority State of Michigan 2025 Revenue and Revenue Refunding Bonds, Series I, 5.25%, 4/15/2060	1,000,000	1,059,872

Missouri – 3.4%
Health and Educational Facilities Authority of The State of Missouri Health Facilities RB The Children’s Mercy Hospital Series 2026A, 5.50%, 5/15/2054	1,500,000	1,633,227

New York – 9.2%
Dormitory Authority of The State of New York State Personal Income Tax RB General Purpose Series 2024A (Tax-Exempt), 4.00%, 3/15/2054	1,500,000	1,372,086
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds, Series 2024A, 4.00%, 11/15/2048	1,000,000	916,983
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal 2026 Series BB, 5.50%, 6/15/2056	1,000,000	1,095,916
New York City Transitional Finance Authority Future Tax Secured Tax-Exempt Subordinate Bonds Fiscal 2026 Series B, 5.25%, 5/1/2055	500,000	531,698
Triborough Bridge and Tunnel Authority MTA Bridges and Tunnels General RB, Series 2026A-1, 5.50%, 11/15/2056	500,000	549,540
		4,466,223
South Carolina – 1.1%
Medical University Hospital Authority An Agency of The State of South Carolina FHA- Insured Hospital Mortgage RB Nexton Project Series 2026, 5.50%, 11/15/2050	500,000	531,867

See Notes to Financial Statements.

4

Simplify National Muni Bond ETF

Schedule of Investments (Continued)

June 30, 2026

	Principal	Value
Municipal Bonds (continued)
Tennessee – 8.1%
Metropolitan Nashville Airport Authority Airport Improvement RB Series 2026B, 5.50%, 7/1/2056	$1,000,000	$1,065,871
Metropolitan Nashville Airport Authority Airport Improvement RB, Series 2026A, 5.00%, 7/1/2051	1,250,000	1,315,565
The Metropolitan Government of Nashville and Davidson County Tennessee Water and Sewer Revenue Refunding and Improvement Bonds, Series 2025, 5.25%, 7/1/2055	1,500,000	1,586,956
		3,968,392
Texas – 25.3%
Aldine Independent School District Harris County Texas Unlimited Tax School Building and Refunding Bonds, Series 2026, 4.38%, 2/15/2051	2,000,000	1,998,282
Board of Regents Texas State University System Revenue Financing System Revenue and Refunding Bonds, Series 2024, 4.00%, 3/15/2049	1,000,000	927,437
City of Austin Texas Airport System Revenue and Refunding Bonds, Series 2026B (AMT), 5.25%, 11/15/2051	1,500,000	1,567,550
City of Georgetown Texas A Political Subdivision of The State of Texas Located in Williamson County Utility System RB, Series 2026, 5.00%, 8/15/2056	1,500,000	1,555,438
Georgetown Independent School District a Political Subdivision of the State of Texas Located in Williamson County Unlimited Tax School Building and Refunding Bonds Series 2025, 5.25%, 2/15/2055	1,000,000	1,065,656
Harris County Texas Toll Road First Lien Revenue and Refunding Bonds, Series 2024A, 4.00%, 8/15/2049	1,000,000	926,519
Judson Independent School District A Political Subdivision of The State of Texas Located in Bexar County Unlimited Tax School Building Bonds, Series 2024, 5.00%, 2/1/2049	500,000	526,637
Midlothian Independent School District Unlimited Tax School Building Bonds, Series 2026, 4.38%, 2/15/2056	1,750,000	1,707,533
Texas Transportation Finance Corporation Subordinate Tier Toll Revenue and Refunding Bonds, Series 2025A, 5.25%, 10/1/2055	1,000,000	1,067,308
Texas Water Development Board State Water Implementation Revenue Fund For Texas Reseve Bonds, Series 2024A, 4.38%, 10/15/2059	1,000,000	969,258
		12,311,618
Virginia – 2.0%
City of Richmond Virginia Public Utility Revenue and Refunding Bonds Series 2026B, 4.25%, 1/15/2056	1,000,000	975,396

Washington – 4.4%
State of Washington Various Purpose GO Series 2026E, 5.00%, 8/1/2050	2,000,000	2,136,720

Total Municipal Bonds (Cost $44,867,142)		45,519,278

	Shares
Money Market Fund – 8.7%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(a) (Cost $4,212,446)	4,212,446	4,212,446

Total Investments – 102.2% (Cost $49,079,588)		$49,731,724
Liabilities in Excess of Other Assets – -2.2%		(1,064,680)
Net Assets – 100.0%		$48,667,044

(a)	Rate shown reflects the 7-day yield as of June 30, 2026.

Abbreviations:

AMT	:	Alternative Minimum Tax (subject to)
GO	:	General Obligation

See Notes to Financial Statements.

5

Simplify National Muni Bond ETF

Schedule of Investments (Continued)

June 30, 2026

RB	:	Revenue Bond

See Notes to Financial Statements.

6

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Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2026

Simplify
National Muni
Bond ETF
Assets
Investments, at value	$49,731,724
Receivables:
Securities sold	2,898,058
Interest	445,160
Total assets	53,074,942

Liabilities
Payables:
Securities purchased	4,388,112
Investment advisory fees	19,786
Total liabilities	4,407,898
Net Assets	$48,667,044

Net Assets Consist of
Paid-in capital	$50,366,331
Distributable earnings (loss)	(1,699,287)
Net Assets	$48,667,044
Number of Common Shares outstanding	1,950,001
Net Asset Value, offering and redemption price per share	$24.96
Investments, at cost	$49,079,588

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2026

Simplify
National Muni
Bond ETF
Investment Income
Dividend income	$275,740
Interest income	2,189,032
Total income	2,464,772

Expenses
Investment advisory fees	248,448
Interest expense	9
Total expenses	248,457
Net investment income (loss)	2,216,315

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,288,040)
Written options	2,366,508
Net realized gain (loss)	(921,532)
Net change in unrealized appreciation (depreciation) on:
Investments	602,575
Written options	(32,226)
Net unrealized gain (loss)	570,349
Net realized and unrealized gain (loss)	(351,183)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,865,132

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify National Muni Bond ETF
		For the period
		September 9,
	Year Ended	2024(1) to
	June 30, 2026	June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$2,216,315	$2,975,476
Net realized gain (loss)	(921,532)	(1,429,891)
Net change in net unrealized appreciation (depreciation)	570,349	81,787
Net increase (decrease) in net assets resulting from operations	1,865,132	1,627,372

Distributions	(2,418,751)	(2,786,784)

Fund Shares Transactions
Proceeds from shares sold	8,024,681	98,589,382
Value of shares redeemed	(32,762,370)	(23,471,618)
Net increase (decrease) in net assets resulting from fund share transactions	(24,737,689)	75,117,764
Total net increase (decrease) in Net Assets	(25,291,308)	73,958,352

Net Assets
Beginning of period	73,958,352	—
End of period	$48,667,044	$73,958,352

Changes in Shares Outstanding
Shares outstanding, beginning of period	2,975,001	—
Shares sold	325,000	3,925,001 (2)
Shares redeemed	(1,350,000)	(950,000)
Shares outstanding, end of period	1,950,001	2,975,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds

Financial Highlights

	Year Ended	Period Ended
Simplify National Muni Bond ETF Selected Per Share Data	June 30, 2026	June 30, 2025(a)
Net Asset Value, beginning of period	$24.86	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.11	0.84
Net realized and unrealized gain (loss)	0.26 (c)	(0.19)
Total from investment operations	1.37	0.65
Less distributions from:
Net investment income	(1.27)	(0.79)
Total distributions	(1.27)	(0.79)
Net Asset Value, end of period	$24.96	$24.86
Total Return (%)	5.65	2.80	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$49	$74
Ratio of expenses (%)	0.50	0.50	(e)
Ratio of net investment income (loss) (%)	4.46	4.26	(e)
Portfolio turnover rate (%)(f)	424	678	(d)

(a)	For the period September 9, 2024 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

11

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2026

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2026, the Trust consists of forty-two investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify National Muni Bond ETF (the “Fund”). The Fund is a diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify National Muni Bond ETF	The Fund seeks to maximize total return.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange traded options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Money Market Funds are valued at NAV.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2026 for the Fund based upon the three levels defined above:

Simplify National Muni Bond ETF

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$45,519,278	$—	$45,519,278
Money Market Fund	4,212,446	—	—	4,212,446
TOTAL	$4,212,446	$45,519,278	$—	$49,731,724

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Derivative Financial Instruments

In the normal course of business, the Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The Fund is subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and required funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Option Contracts

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

14

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts(a) by risk type, as disclosed in the Statement of Operations, is as follows:

			Change in
			Unrealized
		Realized	Appreciation/
Fund	Risk Type	Gain/(Loss)	(Depreciation)
Simplify National Muni Bond ETF	Equity	$(4,384,226)	$(460,997)
Simplify National Muni Bond ETF	Commodity	(75,385)	2,621

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statement of Operations, is as follows:

			Change in
			Unrealized
		Realized	Appreciation/
Fund	Risk Type	Gain/(Loss)	(Depreciation)
Simplify National Muni Bond ETF	Equity	$2,220,428	$(23,334)
Simplify National Muni Bond ETF	Commodity	146,080	(8,892)

For the year ended June 30, 2026, the average fiscal quarter end notional balances of outstanding options purchased and written were $372,600 and $(38,022), respectively.

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

FCO Advisors LP (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Adviser, not the Fund, pays the Sub-Adviser.

For its investment advisory services to the Fund, the Adviser was entitled to receive a management fee, computed and accrued daily and payable monthly, at an annual rate equal to 0.50% of the Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify National Muni Bond ETF	$192,211,999	$212,076,135

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

6. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with authorized participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

7. Federal Income Taxes

For the year ended June 30, 2026, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to taxable overdistributions.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify National Muni Bond ETF	$13,744	$(13,744)

The tax character of dividends and distributions declared for the year ended June 30, 2026 were as follows:

Fund	Ordinary Income*	Tax-Exempt	Long-Term Capital Gains	Return of Capital
Simplify National Muni Bond ETF	$507,827	$1,910,924	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Tax-Exempt	Long-Term Capital Gains	Return of Capital
Simplify National Muni Bond ETF	$558,727	$2,228,057	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify National Muni Bond ETF	$—	$—	$—	$652,136	$(2,351,423)	$—	$(1,699,287)

At June 30, 2026, gross unrealized appreciation and depreciation of investments, including derivatives, owned by the Fund, based on cost for federal income tax purposes were as follows:

Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	Depreciation
Simplify National Muni Bond ETF	$49,079,588	$659,768	$(7,632)	$652,136

16

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

The Fund did not utilize capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2026.

At June 30, 2026, for federal income tax purposes, the Fund had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify National Muni Bond ETF	$804,962	$1,546,461	$2,351,423

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. At June 30, 2026, the Fund did not defer post-October capital losses and late year ordinary losses.

8. Improvements to Income Tax Disclosures

As of the June 30, 2026 year-end the Fund adopted the FASB issued Accounting Standards Update (“ASU”), ASU 2023-09 — Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU aims to improve transparency of tax information for investors and enhance income tax disclosures. The update requires the Fund to disclose total income tax paid net of refunds, and detail by jurisdiction if the amount(s) exceed materiality. Total income taxes paid by the Fund during the current reporting period were not material to the financial statements so no disclosure or jurisdictional breakdown is required.

9. Segment Reporting

The Fund operates in one segment. The Fund’s Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

10. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

17

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify National Muni Bond ETF (the “Fund), a series of Simplify Exchange Traded Funds, as of June 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 9, 2024 (commencement of operations) through June 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations for the year then ended, the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 1, 2026

18

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended June 30, 2026.

	Qualified	Dividends
	Dividend	Received
Fund	Income*	Deduction
Simplify National Muni Bond ETF	0.00%	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

19

June 30, 2026

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Gamma Emerging Market Bond ETF (GAEM)

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Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Gamma Emerging Market Bond ETF

Schedule of Investments

June 30, 2026

	Principal	Value
Foreign Bonds – 96.3%
Argentina – 11.8%
Argentine Republic Government International Bond, 5.00%, 1/9/2038	$1,150,000	$961,975
Pampa Energia SA, 7.75%, 11/14/2037, 144A(a)	500,000	512,300
Pluspetrol SA, 8.50%, 5/30/2032, 144A(a)	200,000	207,900
Pluspetrol SA, 7.55%, 9/30/2037, 144A(a)	500,000	489,387
Provincia del Chubut Argentina, 9.45%, 4/29/2036	400,000	424,000
Tecpetrol SA, 7.63%, 11/3/2030, 144A(a)	476,000	489,818
Telecom Argentina SA, 9.25%, 5/28/2033	250,000	267,033
Telecom Argentina SA, 9.25%, 5/28/2033, 144A(a)	200,000	213,626
Vista Energy Argentina SAU, 7.88%, 4/8/2038	500,000	517,850
Vista Energy Argentina SAU, 7.88%, 4/8/2038, 144A(a)	100,000	103,570
YPF SA, 8.25%, 1/17/2034	400,000	419,016
YPF SA, 8.25%, 1/17/2034, 144A(a)	250,000	261,885
		4,868,360
Bahamas – 3.2%
Bahamas Government International Bond, 8.25%, 6/24/2036	890,000	999,684
Bahamas Government International Bond, 8.25%, 6/24/2036, 144A(a)	300,000	336,972
		1,336,656
Brazil – 14.9%
Aegea Finance Sarl, 7.63%, 1/20/2036, 144A(a)	500,000	418,700
Brazilian Government International Bond, 6.63%, 3/15/2035	850,000	873,885
Brazilian Government International Bond, 6.25%, 5/22/2036	300,000	297,450
Brazilian Government International Bond, 5.00%, 1/27/2045	1,200,000	962,400
Brazilian Government International Bond, 5.63%, 2/21/2047	1,000,000	853,950
Brazilian Government International Bond, 7.25%, 1/12/2056	1,100,000	1,108,470
CSN Resources SA, 8.88%, 12/5/2030	350,000	262,040
CSN Resources SA, 4.63%, 6/10/2031	400,000	247,236
LD Celulose International GmbH, 7.95%, 1/26/2032	250,000	261,723
LD Celulose International GMBH, 7.95%, 1/26/2032, 144A(a)	200,000	209,378
Minerva Luxembourg SA, 7.50%, 4/22/2036, 144A(a)	650,000	619,255
		6,114,487
Chile – 2.9%
Latam Airlines Group SA, 7.88%, 4/15/2030	600,000	625,050
Telefonica Moviles Chile SA, 3.54%, 11/18/2031	700,000	550,655
		1,175,705
Colombia – 14.8%
Banco Davivienda SA, 8.13%, (US 5 Year CMT T-Note + 4.59%), 7/2/2035, 144A(a)(b)	550,000	570,625
Bancolombia SA, 8.63%, (US 5 Year CMT T-Note + 4.32%), 12/24/2034(b)	450,000	480,818
Colombia Government International Bond, 7.50%, 2/2/2034	700,000	749,350
Colombia Government International Bond, 5.63%, 2/26/2044	550,000	476,988
Ecopetrol SA, 6.88%, 4/29/2030	700,000	711,845
Ecopetrol SA, 7.75%, 2/1/2032	580,000	607,806
Ecopetrol SA, 8.38%, 1/19/2036	700,000	753,829
EnfraGen Energia Sur SAU/ EnfraGen Chile Spa/ EnfraGen Spain SAU, 8.50%, 6/30/2032, 144A(a)	500,000	522,500
Grupo Nutresa SA, 7.88%, 7/21/2074	500,000	500,000
Grupo Nutresa SA, 7.88%, (US 5 Year CMT T-Note + 4.10%), 7/21/2174, 144A(a)(b)	300,000	300,000
Sierracol Energy Andina LLC/Sierracol Energy Arauca/Colombia Energy Development, 9.00%, 11/14/2030, 144A(a)	200,000	197,411

See Notes to Financial Statements.

4

Simplify Gamma Emerging Market Bond ETF

Schedule of Investments (Continued)

June 30, 2026

		Principal	Value
Foreign Bonds (continued)
Colombia (continued)
SierraCol Energy Andina LLC/SierraCol Energy Arauca/Colombia Energy Development, 9.00%, 11/14/2030		$200,000	$197,411
			6,068,583
Dominican Republic – 12.9%
AES Espana BV, 5.70%, 5/4/2028		580,000	567,370
Dominican Republic Bond, 12.00%, 5/29/2041, 144A(a)	DOP	100,000,000	1,837,372
Dominican Republic International Bond, 6.95%, 3/15/2037		900,000	956,430
Dominican Republic International Bond, 6.15%, 5/17/2038, 144A(a)		500,000	497,900
Dominican Republic International Bond, 7.15%, 2/24/2055		250,000	266,288
Dominican Republic International Bond, 7.15%, 2/24/2055, 144A(a)		200,000	213,030
Dominican Republic International Bond, 5.88%, 1/30/2060		793,000	702,757
Empresa Generadora de Electricidad Haina SA, 5.63%, 11/8/2028		250,000	244,686
			5,285,833
Ecuador – 3.9%
Ecuador Government International Bond, 9.25%, 1/29/2039, 144A(a)		1,300,000	1,337,700
Ecuador Government International Bond, 9.25%, 1/29/2039		250,000	257,250
			1,594,950
El Salvador – 7.0%
El Salvador Government International Bond, 9.25%, 4/17/2030		800,000	864,096
El Salvador Government International Bond, 7.65%, 6/15/2035		580,000	601,448
El Salvador Government International Bond, 7.63%, 2/1/2041		650,000	658,873
El Salvador Government International Bond, 9.65%, 11/21/2054		400,000	459,664
El Salvador Government International Bond, 9.65%, 11/21/2054, 144A(a)		250,000	287,290
			2,871,371
Guatemala – 1.2%
Energuate Trust 2 0, 6.35%, 9/15/2035, 144A(a)		200,000	199,288
Millicom International Cellular SA, 7.38%, 4/2/2032		300,000	310,070
			509,358
Honduras – 1.3%
Honduras Government International Bond, 8.63%, 11/27/2034, 144A(a)		350,000	406,137
Honduras Government International Bond, 8.63%, 11/27/2034		100,000	116,039
			522,176
Jamaica – 1.1%
Kingston Airport Revenue Finance Ltd., 6.75%, 12/15/2036		259,731	263,628
Kingston Airport Revenue Finance Ltd., 6.75%, 12/15/2036, 144A(a)		199,793	202,790
			466,418
Mexico – 16.1%
Comision Federal de Electricidad, 6.45%, 1/24/2035		400,000	400,691
Grupo Televisa SAB, 6.63%, 1/15/2040		600,000	519,906
Mexico Government International Bond, 6.13%, 2/9/2038		1,200,000	1,176,360
Mexico Government International Bond, 6.34%, 5/4/2053		900,000	846,225
Petroleos Mexicanos, 6.50%, 1/23/2029		500,000	510,370
Petroleos Mexicanos, 5.95%, 1/28/2031		800,000	791,457
Petroleos Mexicanos, 10.00%, 2/7/2033		1,000,000	1,179,225
Petroleos Mexicanos, 6.63%, 6/15/2035		780,000	757,674
Saavi Energia Sarl, 8.88%, 2/10/2035		400,000	438,100
			6,620,008
Panama – 0.4%
UEP Penonome II SA, 6.50%, 10/1/2038		189,120	170,113

See Notes to Financial Statements.

5

Simplify Gamma Emerging Market Bond ETF

Schedule of Investments (Continued)

June 30, 2026

	Principal	Value
Foreign Bonds (continued)
Peru – 2.6%
Auna SA, 8.75%, 11/6/2032, 144A(a)	$350,000	$351,321
Boroo Investments Pte Ltd., 9.50%, 8/7/2032, 144A(a)	200,000	182,700
Volcan Cia Minera SAA, 8.50%, 10/28/2032, 144A(a)	500,000	518,225
		1,052,246
Trinidad and Tobago – 0.7%
National Gas Co of Trinidad & Tobago Ltd., 6.05%, 1/15/2036	100,000	91,101
Telecommunications Services of Trinidad & Tobago Ltd., 8.88%, 10/18/2029	200,000	203,782
		294,883
United Kingdom – 1.5%
Avianca Midco 2 PLC, 9.50%, 1/28/2031, 144A(a)	400,000	394,300
Avianca Midco 2 PLC, 9.50%, 1/28/2031	250,000	246,437
		640,737
Total Foreign Bonds (Cost $39,101,083)		39,591,884

Corporate Bonds – 1.0%
United States – 1.0%
J&F Luxembourg Finance SARL, 8.50%, 12/1/2032, 144A(a) (Cost $423,917)	400,000	402,000

U.S. Treasury Bills – 0.8%
U.S. Treasury Bill, 3.61%, 7/23/2026(c) (Cost $309,325)	310,000	309,317

	Shares
Money Market Fund – 0.0%†
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(d) (Cost $16,808)	16,808	16,808

Total Investments – 98.1% (Cost $39,851,133)		$40,320,009
Other Assets in Excess of Liabilities – 1.9%		776,888
Net Assets – 100.0%		$41,096,897

†	Less than 0.05%
(a)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $12,283,380, which represents 29.9% of net assets as of June 30, 2026.
(b)	Floating rate investment. Interest rates reset periodically. Certain Securities are fixed to variable and currently in the fixed phase. Interest rate shown reflects the rate in effect at June 30, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(d)	Rate shown reflects the 7-day yield as of June 30, 2026.

Currency Abbreviations:

DOP	:	Dominican Peso

Abbreviations:

CMT	:	Treasury Constant Maturity Rate

See Notes to Financial Statements.

6

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Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2026

Simplify Gamma Emerging Market Bond ETF
Assets
Investments, at value	$40,320,009
Foreign currency at value	15
Receivables:
Interest	802,250
Total assets	41,122,274

Liabilities
Payables:
Investment advisory fees	25,377
Total liabilities	25,377
Net Assets	$41,096,897

Net Assets Consist of
Paid-in capital	$40,094,348
Distributable earnings (loss)	1,002,549
Net Assets	$41,096,897
Number of Common Shares outstanding	1,525,001
Net Asset Value, offering and redemption price per share	$26.95
Investments, at cost	$39,851,133
Foreign currency, at cost	$15

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2026

Simplify Gamma Emerging Market Bond ETF
Investment Income
Interest income	$2,196,710

Expenses
Investment advisory fees	291,798
Interest expense	2,327
Total expenses	294,125
Less fees waived:
Waiver	(61,431)
Net expenses	232,694
Net investment income (loss)	1,964,016

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	533,034
Foreign currency transactions	65,360
Net realized gain (loss)	598,394
Net change in unrealized appreciation (depreciation) on:
Investments	289,410
Foreign currency translations	9,644
Net unrealized gain (loss)	299,054
Net realized and unrealized gain (loss)	897,448
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,861,464

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Gamma Emerging Market Bond ETF
		For the period
		August 12,
	Year Ended	2024(1) to
	June 30, 2026	June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$1,964,016	$709,630
Net realized gain (loss)	598,394	122,682
Net change in net unrealized appreciation (depreciation)	299,054	169,496
Net increase (decrease) in net assets resulting from operations	2,861,464	1,001,808

Distributions	(2,070,501)	(786,444)

Fund Shares Transactions
Proceeds from shares sold	35,387,266	11,279,586
Value of shares redeemed	(6,576,282)	—
Net increase (decrease) in net assets resulting from fund share transactions	28,810,984	11,279,586
Total net increase (decrease) in Net Assets	29,601,947	11,494,950

Net Assets
Beginning of period	11,494,950	—
End of period	$41,096,897	$11,494,950

Changes in Shares Outstanding
Shares outstanding, beginning of period	450,001	—
Shares sold	1,325,000	450,001	(2)
Shares redeemed	(250,000)	—
Shares outstanding, end of period	1,525,001	450,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds

Financial Highlights

	Year Ended		Period Ended
Simplify Gamma Emerging Market Bond ETF Selected Per Share Data	June 30, 2026		June 30, 2025(a)
Net Asset Value, beginning of period	$25.54		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.69		1.62
Net realized and unrealized gain (loss)	1.28		0.67
Total from investment operations	2.97		2.29
Less distributions from:
Net investment income	(1.56)		(1.49)
Net realized gains	—		(0.26)
Total distributions	(1.56)		(1.75)
Net Asset Value, end of period	$26.95		$25.54
Total Return (%)	11.85		9.42	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$41		$11
Ratio of expenses before fee waiver (%)	0.96	(d)	0.96	(d)(e)
Ratio of expenses after fee waiver (%)	0.76	(d)	0.76	(d)(e)
Ratio of net investment income (loss) (%)	6.39		7.22	(e)
Portfolio turnover rate (%)(f)	95		131	(c)

(a)	For the period August 12, 2024 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

11

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2026

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2026, the Trust consists of forty-two investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Gamma Emerging Market Bond ETF (the “Fund”). The Fund is a non-diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Gamma Emerging Market Bond ETF	The Fund seeks to maximize total return.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Money Market Funds are valued at NAV.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2026 for the Fund based upon the three levels defined above:

Simplify Gamma Emerging Market Bond ETF

Assets	Level 1	Level 2	Level 3	Total
Foreign Bonds	$—	$39,591,884	$—	$39,591,884
Corporate Bonds	—	402,000	—	402,000
U.S. Treasury Bills	309,317	—	—	309,317
Money Market Fund	16,808	—	—	16,808
TOTAL	$326,125	$39,993,884	$—	$40,320,009

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Gamma Asset Management LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund, subject to supervision of the Adviser. The Adviser, not the Fund, pays the Sub-Adviser.

For its investment advisory services to the Fund, the Adviser was entitled to receive a management fee, computed and accrued daily and payable monthly, at an annual rate equal to 0.95% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its fee payable under the management agreement to 0.75% of the Fund’s average daily net assets through at least October 31, 2026. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. For the year ended June 30, 2026, the Adviser waived fees of $61,431.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

14

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

4. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Gamma Emerging Market Bond ETF	$56,227,686	$27,741,369

5. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

6. Federal Income Taxes

For the year ended June 30, 2026, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences may be due foreign currency and equalization.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Gamma Emerging Market Bond ETF	$(3,778)	$3,778

The tax character of dividends and distributions declared for the year ended June 30, 2026 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Gamma Emerging Market Bond ETF	$2,070,501	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Gamma Emerging Market Bond ETF	$786,444	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Gamma Emerging Market Bond ETF	$255,964	$278,047	$—	$468,538	$—	$—	$1,002,549

At June 30, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

15

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation Depreciation
Simplify Gamma Emerging Market Bond ETF	$39,851,145	$919,508	$(450,644)	$468,864

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales.

The Fund did not utilize capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2026.

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. At June 30 2026, the Fund did not defer post-October capital losses and late year ordinary losses.

7. Improvements to Income Tax Disclosures

As of the June 30, 2026 year-end the Fund adopted the FASB issued Accounting Standards Update (“ASU”), ASU 2023-09 — Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU aims to improve transparency of tax information for investors and enhance income tax disclosures. The update requires the Fund to disclose total income tax paid net of refunds, and detail by jurisdiction if the amount(s) exceed materiality. Total income taxes paid by the Fund during the current reporting period were not material to the financial statements so no disclosure or jurisdictional breakdown is required.

8. Segment Reporting

The Fund operates in one segment. The Fund’s Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

9. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

16

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Gamma Emerging Market Bond ETF (the “Fund), a series of Simplify Exchange Traded Funds, as of June 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from August 12, 2024 (commencement of operations) through June 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations for the year then ended, the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 1, 2026

17

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for the year ended June 30, 2026.

	Qualified	Dividends
	Dividend	Received
Fund	Income*	Deduction
Simplify Gamma Emerging Market Bond ETF	0.00%	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

18

June 30, 2026

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Kayne Anderson Energy and Infrastructure Credit ETF (KNRG)

(This page intentionally left blank)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Kayne Anderson Energy and Infrastructure Credit ETF

Schedule of Investments

June 30, 2026

	Principal	Value
Corporate Bonds – 93.9%
Energy – 72.0%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 7/1/2034, 144A(a)	$6,164,000	$6,090,691
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.25%, 7/15/2032, 144A(a)	3,740,000	3,865,032
Buckeye Partners LP, 5.85%, 11/15/2043	5,930,000	5,442,166
CQP Holdco LP / BIP-V Chinook Holdco LLC, 7.50%, 12/15/2033, 144A(a)	6,610,000	6,913,214
Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.88%, 6/1/2034, 144A(a)	2,250,000	2,240,581
Enbridge, Inc., 7.63%, (US 5 Year CMT T-Note + 4.42%), 1/15/2083(b)	3,695,000	4,008,661
Enbridge, Inc., 8.50%, (US 5 Year CMT T-Note + 4.43%), 1/15/2084(b)	5,030,000	5,750,361
Energy Transfer LP, 7.13%, (US 5 Year CMT T-Note + 5.31%), 5/15/2174, Series G(b)	8,985,000	9,279,250
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	2,070,000	2,320,826
Kodiak Gas Services LLC, 6.75%, 10/1/2035, 144A(a)	4,735,000	4,862,154
ONEOK Partners LP, 6.13%, 2/1/2041	2,858,000	2,941,236
ONEOK, Inc., 6.25%, 10/15/2055	250,000	252,152
Plains All American Pipeline LP, 8.02%, (3-Month CME Term SOFR + 4.37%), 11/15/2174, Series B(b)	10,685,000	10,721,267
Prairie Acquiror LP, 9.00%, 8/1/2029, 144A(a)	6,845,000	7,138,007
Rockies Express Pipeline LLC, 7.50%, 7/15/2038, 144A(a)	2,955,000	3,111,314
South Bow Canadian Infrastructure Holdings Ltd., 7.50%, (US 5 Year CMT T-Note + 3.67%), 3/1/2055(b)	5,530,000	5,908,993
South Bow Canadian Infrastructure Holdings Ltd., 7.63%, (US 5 Year CMT T-Note + 3.95%), 3/1/2055(b)	175,000	183,276
Sunoco LP, 7.88%, (US 5 Year CMT T-Note + 4.23%), 3/18/2175, 144A(a)(b)	6,360,000	6,601,069
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.75%, 3/15/2034, 144A(a)	3,450,000	3,491,559
TransCanada PipeLines Ltd., 7.00%, (US 5 Year CMT T-Note + 2.61%), 6/1/2065(b)	1,015,000	1,051,302
TransCanada PipeLines Ltd., 6.12%, (3-Month CME Term SOFR + 2.47%), 5/15/2067(b)	6,040,000	5,569,789
Venture Global LNG, Inc., 8.38%, 6/1/2031, 144A(a)	850,000	884,388
Venture Global LNG, Inc., 9.00%, (US 5 Year CMT T-Note + 5.44%), 3/30/2174, 144A(a)(b)	6,525,000	6,374,015
Western Midstream Operating LP, 7.25%, 4/1/2030, 144A(a)	200,000	209,825
Williams Cos., Inc. (The), 8.75%, 3/15/2032	2,660,000	3,152,602
		108,363,730
Utilities – 21.9%
AES Corp. (The), 7.60%, (US 5 Year CMT T-Note + 3.20%), 1/15/2055(b)	5,230,000	5,370,316
AES Corp. (The), 6.95%, (US 5 Year CMT T-Note + 2.89%), 7/15/2055(b)	4,810,000	4,752,362
AltaGas Ltd., 7.20%, (US 5 Year CMT T-Note + 3.57%), 10/15/2054, 144A(a)(b)	5,530,000	5,798,354
Entergy Corp., 7.13%, (US 5 Year CMT T-Note + 2.67%), 12/1/2054(b)	3,650,000	3,781,469
NRG Energy, Inc., 7.00%, 3/15/2033, 144A(a)	1,700,000	1,845,257
NRG Energy, Inc., 6.00%, 1/15/2036, 144A(a)	1,935,000	1,928,371
NRG Energy, Inc., 10.25%, (US 5 Year CMT T-Note + 5.92%), 9/15/2174, 144A(a)(b)	2,695,000	2,915,769
Sempra, 6.88%, (US 5 Year CMT T-Note + 2.79%), 10/1/2054(b)	4,705,000	4,816,085
Vistra Corp., 8.88%, (US 5 Year CMT T-Note + 5.05%), 7/15/2174, Series C, 144A(a)(b)	1,100,000	1,184,384
Vistra Corp., 8.00%, (US 5 Year CMT T-Note + 6.93%), 4/15/2175, 144A(a)(b)	550,000	555,914
		32,948,281
Total Corporate Bonds (Cost $141,409,257)		141,312,011

Term Loans – 4.1%
Energy – 4.1%
FR BR Holdings, LLC, 7.98%, (3-Month CME Term SOFR + 4.25%), 10/9/2030	930,905	937,887
Freeport LNG Investments, LLP, 6.93%, (3-Month CME Term SOFR + 3.25%), 2/11/2033	5,200,000	5,216,250
Total Term Loans (Cost $6,167,899)		6,154,137

See Notes to Financial Statements.

4

Simplify Kayne Anderson Energy and Infrastructure Credit ETF

Schedule of Investments (Continued)

June 30, 2026

	Shares	Value
Money Market Fund – 2.3%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(c) (Cost $3,409,218)	3,409,218	$3,409,218

Total Investments – 100.3% (Cost $150,986,374)		$150,875,366
Liabilities in Excess of Other Assets – -0.3%		(418,568)
Net Assets – 100.0%		$150,456,798

(a)	Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $66,009,898, which represents 43.8% of net assets as of June 30, 2026.
(b)	Floating rate investment. Interest rates reset periodically. Certain Securities are fixed to variable and currently in the fixed phase. Interest rate shown reflects the rate in effect at June 30, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Rate shown reflects the 7-day yield as of June 30, 2026.

Abbreviations:

CME	:	Chicago Mercantile Exchange
CMT	:	Treasury Constant Maturity Rate
SOFR	:	Secured Overnight Financing Rate

See Notes to Financial Statements.

5

Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2026

Simplify Kayne Anderson Energy and Infrastructure Credit ETF
Assets
Investments, at value	$150,875,366
Receivables:
Interest	2,791,668
Due from broker	640
Total assets	153,667,674

Liabilities
Payables:
Securities purchased	3,119,710
Investment advisory fees	91,166
Total liabilities	3,210,876
Net Assets	$150,456,798

Net Assets Consist of
Paid-in capital	$150,790,193
Distributable earnings (loss)	(333,395)
Net Assets	$150,456,798
Number of Common Shares outstanding	5,850,001
Net Asset Value, offering and redemption price per share	$25.72
Investments, at cost	$150,986,374

See Notes to Financial Statements.

6

Simplify Exchange Traded Funds

Statement of Operations

For the Year Ended June 30, 2026

Simplify Kayne Anderson Energy and Infrastructure Credit ETF
Investment Income
Dividend income	$10,867
Interest income	3,716,443
Total income	3,727,310

Expenses
Investment advisory fees	413,332
Interest expense	15
Total expenses	413,347
Net investment income (loss)	3,313,963

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(163,733)
Net realized gain (loss)	(163,733)
Net change in unrealized appreciation (depreciation) on:
Investments	(285,636)
Net unrealized gain (loss)	(285,636)
Net realized and unrealized gain (loss)	(449,369)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,864,594

See Notes to Financial Statements.

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Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Kayne Anderson Energy and Infrastructure Credit ETF
	Year Ended June 30, 2026	For the period May 27, 2025(1) to June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,313,963	$49,365
Net realized gain (loss)	(163,733)	6,346
Net change in net unrealized appreciation (depreciation)	(285,636)	174,628
Net increase (decrease) in net assets resulting from operations	2,864,594	230,339

Distributions to Shareholders from:
Distributions	(3,371,051)	(56,250)
Return of capital	(515,200)	—
Total distributions	(3,886,251)	(56,250)

Fund Shares Transactions
Proceeds from shares sold	145,786,695	9,384,702
Value of shares redeemed	(3,867,031)	—
Net increase (decrease) in net assets resulting from fund share transactions	141,919,664	9,384,702
Total net increase (decrease) in Net Assets	140,898,007	9,558,791

Net Assets
Beginning of period	9,558,791	—
End of period	$150,456,798	$9,558,791

Changes in Shares Outstanding
Shares outstanding, beginning of period	375,001	—
Shares sold	5,625,000	375,001 (2)
Shares redeemed	(150,000)	—
Shares outstanding, end of period	5,850,001	375,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”), represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Financial Highlights

Simplify Kayne Anderson Energy and Infrastructure Credit ETF Selected Per Share Data	Year Ended June 30, 2026	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$25.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.54	0.15
Net realized and unrealized gain (loss)	0.47 (c)	0.49
Total from investment operations	2.01	0.64
Less distributions from:
Net investment income	(1.54)	(0.15)
Return of capital	(0.24)	—
Total distributions	(1.78)	(0.15)
Net Asset Value, end of period	$25.72	$25.49
Total Return (%)	8.10	2.56	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$150	$10
Ratio of expenses (%)	0.75	0.75	(e)
Ratio of net investment income (loss) (%)	6.01	6.42	(e)
Portfolio turnover rate (%)(f)	101	8	(d)

(a)	For the period May 27, 2025 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

9

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2026

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2026, the Trust consists of forty-two investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Kayne Anderson Energy and Infrastructure Credit ETF (the “Fund”). The Fund is a non-diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	The Fund primarily seeks current income and secondarily seeks capital appreciation.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities and preferred stocks are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 of the fair value hierarchy.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Money Market Funds are valued at NAV.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a

10

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2026 for the Fund based upon the three levels defined above:

Simplify Kayne Anderson Energy and Infrastructure Credit ETF

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$141,312,011	$—	$141,312,011
Term Loans	—	6,154,137	—	6,154,137
Money Market Fund	3,409,218	—	—	3,409,218
TOTAL	$3,409,218	$147,466,148	$—	$150,875,366

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statement of Operations is shown net of any foreign

11

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy to pay out dividends from net investment income monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

3. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Kayne Anderson Capital Advisors, L.P. (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund’s credit portfolio, subject to supervision of the Adviser. The Adviser, not the Fund, pays the Sub-Adviser.

For its investment advisory services to the Fund, the Adviser was entitled to receive a management fee, computed and accrued daily and payable monthly, at an annual rate equal to 0.75% of Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

4. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$75,569,670	$54,745,623

Securities received and delivered in-kind through subscriptions and redemptions were as follows:

Fund	Purchases	Sales
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$117,845,193	$—

5. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

6. Federal Income Taxes

For the year ended June 30, 2026, the effect of permanent “book/tax” reclassifications to the components of net assets are included below.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$—	$—

The tax character of dividends and distributions declared for the year ended June 30, 2026 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$3,371,051	$—	$515,200

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year ended June 30, 2025 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$56,250	$—	$—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

As of June 30, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable Earnings (loss)
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$—	$—	$—	$(112,459)	$—	$(220,936)	$(333,395)

At June 30, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation Depreciation
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$150,987,825	$600,001	$(712,459)	$(112,458)

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales.

At June 30, 2026, for federal income tax purposes, the Fund had no capital loss carryforwards to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Fund did not utilize capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2026.

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. At June 30 2026, the Fund incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	$(220,936)	$—

7. Improvements to Income Tax Disclosures

As of the June 30, 2026 year-end the Fund adopted the FASB issued Accounting Standards Update (“ASU”), ASU 2023-09 — Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU aims to improve transparency of tax information for investors and enhance income tax disclosures. The update requires the Fund to disclose total income tax paid net of refunds, and detail by jurisdiction if the amount(s) exceed materiality. Total income taxes paid by the Fund during the current reporting period were not material to the financial statements so no disclosure or jurisdictional breakdown is required.

8. Segment Reporting

The Fund operates in one segment. The Fund’s Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

9. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

14

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Kayne Anderson Energy and Infrastructure Credit ETF (the “Fund), a series of Simplify Exchange Traded Funds, as of June 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 27, 2025 (commencement of operations) through June 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 1, 2026

15

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for the year ended June 30, 2026.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Kayne Anderson Energy and Infrastructure Credit ETF	0.00%	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

16

June 30, 2026

Annual Financial Statements and

Other Important Information

Simplify Exchange Traded Funds

Simplify Ancorato Target 25 Distribution ETF (XXV)

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Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Ancorato Target 25 Distribution ETF

Schedule of Investments

June 30, 2026

	Principal	Value
U.S. Treasury Bills – 58.9%
U.S. Treasury Bill, 3.68%, 7/7/2026(a)	$1,340,000	$1,339,200
U.S. Treasury Bill, 3.64%, 8/20/2026(a)(b)	4,830,000	4,805,552
U.S. Treasury Bill, 3.70%, 9/1/2026(a)(b)	11,910,000	11,835,645
U.S. Treasury Bill, 3.71%, 10/15/2026(a)(b)	8,500,000	8,407,700
U.S. Treasury Bill, 3.79%, 12/3/2026(a)(b)	1,570,000	1,544,414
Total U.S. Treasury Bills (Cost $27,935,604)		27,932,511

	Shares
U.S. Exchange-Traded Funds – 46.5%
Money Market ETFs – 46.5%
Simplify Government Money Market ETF(b)(c)(d) (Cost $22,026,729)	220,000	22,013,200

Money Market Fund – 0.5%
BNY Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 3.52%(e) (Cost $248,597)	248,597	248,597

Total Investments – 105.9% (Cost $50,210,930)		$50,194,308
Liabilities in Excess of Other Assets – -5.9%		(2,803,976)
Net Assets – 100.0%		$47,390,332

	Number of Contracts	Notional Amount
Written Options – -9.7%
Puts - Over the Counter Barrier Options – -9.7%
ADBE, Expires 01/08/27, P100%/60% EKI NC1 (Counterparty: HSBC Bank)	(500,000)	$(300,000)	$(122,400)
ADBE, Expires 12/31/26, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,000,000)	(600,000)	(228,327)
AMD, Expires 06/11/27, P100%/60% EKI NC1 (Counterparty: HSBC Bank)	(1,000,000)	(600,000)	(25,100)
AMD, Expires 06/04/27, P100%/60% EKI NC1 (Counterparty: Goldman Sachs International)	(1,000,000)	(600,000)	(1,200)
AXON, Expires 06/04/27, P100%/60% EKI NC1 (Counterparty: Goldman Sachs International)	(1,000,000)	(600,000)	(5,400)
COST/W/WMT WOF, Expires 11/27/26, P100%/50% EKI NC1 (Counterparty: HSBC Bank)	(600,000)	(300,000)	(59,700)
COST/W/WMT WOF, Expires 12/11/26, P100%/50% EKI NC1 (Counterparty: HSBC Bank)	(200,000)	(100,000)	(11,180)
CRDO, Expires 06/04/27, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,000,000)	(600,000)	(1,393)
CRWV, Expires 05/07/27, P100%/60% EKI NC1 (Counterparty: HSBC Bank)	(1,000,000)	(600,000)	(288,900)
CRWV, Expires 06/11/27, P100%/60% EKI NC1 (Counterparty: Goldman Sachs International)	(1,000,000)	(600,000)	(100,500)
EXPE, Expires 05/07/27, P100%/60% EKI NC1 (Counterparty: HSBC Bank)	(1,000,000)	(600,000)	(18,300)
FIX, Expires 06/25/27, P100%/60% EKI NC1 (Counterparty: Goldman Sachs International)	(1,000,000)	(600,000)	(85,500)
INTU, Expires 04/23/27, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,000,000)	(600,000)	(272,819)

See Notes to Financial Statements.

4

Simplify Ancorato Target 25 Distribution ETF

Schedule of Investments (Continued)

June 30, 2026

	Number of Contracts	Notional Amount	Value
KLAC, Expires 06/11/27, P100%/60% EKI NC1 (Counterparty: Goldman Sachs International)	(1,000,000)	$(600,000)	$(4,400)
LRCX, Expires 06/11/27, P100%/60% EKI NC1 (Counterparty: HSBC Bank)	(1,000,000)	(600,000)	(22,900)
META, Expires 02/12/27, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(2,000,000)	(1,200,000)	(121,186)
META, Expires 03/05/27, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,000,000)	(600,000)	(61,467)
MOS, Expires 05/07/27, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,000,000)	(600,000)	(89,156)
MRNA, Expires 05/07/27, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,000,000)	(600,000)	(166)
NFLX, Expires 12/24/26, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,000,000)	(600,000)	(82,465)
NXT, Expires 06/25/27, P100%/60% EKI NC1 (Counterparty: Goldman Sachs International)	(1,000,000)	(600,000)	(58,800)
ORCL, Expires 05/14/27, P100%/60% EKI NC1 (Counterparty: HSBC Bank)	(1,000,000)	(600,000)	(211,500)
ORCL, Expires 05/21/27, P100%/60% EKI NC1 (Counterparty: HSBC Bank)	(1,000,000)	(600,000)	(206,800)
ORCL, Expires 05/28/27, P100%/60% EKI NC1 (Counterparty: HSBC Bank)	(1,000,000)	(600,000)	(294,900)
PLTR, Expires 01/22/27, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(2,000,000)	(1,200,000)	(367,232)
PLTR, Expires 01/22/27, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,250,000)	(750,000)	(238,570)
PLTR, Expires 12/11/26, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(150,000)	(90,000)	(33,241)
PLTR, Expires 12/18/26, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,000,000)	(600,000)	(258,843)
PLTR, Expires 12/24/26, P100%/60% EKI NC1 (Counterparty: Morgan Stanley Capital Services LLC)	(750,000)	(450,000)	(189,675)
PLTR, Expires 12/24/26, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,000,000)	(600,000)	(250,831)
PLTR, Expires 12/31/26, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,000,000)	(600,000)	(178,877)
PLTR, Expires 12/4/26, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(280,000)	(168,000)	(49,862)
PLTR, Expires 12/4/26, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(225,000)	(135,000)	(45,600)
RDDT, Expires 06/11/27, P100%/60% EKI NC1 (Counterparty: Goldman Sachs International)	(1,000,000)	(600,000)	(96,600)
RDDT, Expires 06/25/27, P100%/60% EKI NC1 (Counterparty: Goldman Sachs International)	(1,000,000)	(600,000)	(77,700)
TER, Expires 06/11/27, P100%/60% EKI NC1 (Counterparty: HSBC Bank)	(1,000,000)	(600,000)	(23,000)
TSLA, Expires 12/24/26, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,250,000)	(750,000)	(68,018)
TSLA, Expires 01/22/27, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,500,000)	(900,000)	(57,098)
TSLA, Expires 12/11/26, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(200,000)	(120,000)	(8,449)
TSLA, Expires 12/18/26, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,250,000)	(750,000)	(73,212)
TSLA, Expires 12/24/26, P100%/60% EKI NC1 (Counterparty: Morgan Stanley Capital Services LLC)	(1,000,000)	(600,000)	(49,600)
TSLA, Expires 12/31/26, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,750,000)	(1,050,000)	(60,685)
TSLA, Expires 12/4/26, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(300,000)	(180,000)	(12,316)
VRT, Expires 05/28/27, P100%/60% EKI NC1 (Counterparty: Goldman Sachs International)	(1,000,000)	(600,000)	(66,300)

See Notes to Financial Statements.

5

Simplify Ancorato Target 25 Distribution ETF

Schedule of Investments (Continued)

June 30, 2026

	Number of Contracts	Notional Amount	Value
VST, Expires 05/07/27, P100%/60% EKI NC1 (Counterparty: Nomura Securities)	(1,000,000)	$(600,000)	$(40,060)
			(4,620,228)
Total Written Options (Premiums Received $(2,912,153))			$(4,620,228)

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $16,373,919 have been pledged as collateral for options as of June 30, 2026.
(c)	Affiliated fund managed by Simplify Asset Management Inc.
(d)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(e)	Rate shown reflects the 7-day yield as of June 30, 2026.

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Government Money Market ETF	$—	$40,572,878	$(18,540,032)	$(6,117)	$(13,529)	$22,013,200	220,000	$492,250	$—
	$—	$40,572,878	$(18,540,032)	$(6,117)	$(13,529)	$22,013,200	220,000	$492,250	$—

Abbreviations:

EKI - European Knock In. - Represents a knock-in option contract that begins to function as a normal option only once a certain price level is reached before expiration.

See Notes to Financial Statements.

6

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Simplify Exchange Traded Funds

Statement of Assets and Liabilities

June 30, 2026

Simplify Ancorato Target 25 Distribution ETF
Assets
Investments in unaffiliated securities, at value	$28,181,108
Investments in affiliated securities, at value	22,013,200
Cash	63
Receivables:
Capital shares	1,755,200
Securities sold	89,000
Interest	1,227
Total assets	52,039,798

Liabilities
Payables:
Written options	4,620,228
Investment advisory fees	29,238
Total liabilities	4,649,466
Net Assets	$47,390,332

Net Assets Consist of
Paid-in capital	$49,119,263
Distributable earnings (loss)	(1,728,931)
Net Assets	$47,390,332
Number of Common Shares outstanding	2,025,001
Net Asset Value, offering and redemption price per share	$23.40
Investments, at cost	$28,184,201
Investments in affiliated securities, at cost	$22,026,729
Premiums received on written options	$2,912,153

See Notes to Financial Statements.

8

Simplify Exchange Traded Funds

Statement of Operations

For the Period Ended June 30, 2026

Simplify Ancorato Target 25 Distribution ETF(1)
Investment Income
Affiliated dividend income	$492,250
Interest income	509,122
Total income	1,001,372

Expenses
Investment advisory fees	189,326
Total expenses	189,326
Net investment income (loss)	812,046

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(903,475)
Affiliated investments	(6,117)
Written options	4,511,039
Net realized gain (loss)	3,601,447
Net change in unrealized appreciation (depreciation) on:
Investments	(3,093)
Affiliated investments	(13,529)
Written options	(1,708,075)
Net unrealized gain (loss)	(1,724,697)
Net realized and unrealized gain (loss)	1,876,750
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,688,796

(1)	For the period November 17, 2025 (commencement of operations) through June 30, 2026.

See Notes to Financial Statements.

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Simplify Exchange Traded Funds

Statement of Changes in Net Assets

Simplify Ancorato Target 25 Distribution ETF
For the period November 17, 2025(1) to June 30, 2026
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$812,046
Net realized gain (loss)	3,601,447
Net change in net unrealized appreciation (depreciation)	(1,724,697)
Net increase (decrease) in net assets resulting from operations	2,688,796

Distributions to Shareholders from:
Distributions	(4,417,727)
Return of capital	(2,039,277)
Total distributions	(6,457,004)

Fund Shares Transactions
Proceeds from shares sold	60,621,452
Value of shares redeemed	(9,462,912)
Net increase (decrease) in net assets resulting from fund share transactions	51,158,540
Total net increase (decrease) in Net Assets	47,390,332

Net Assets
Beginning of period	—
End of period	$47,390,332

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	2,425,001 (2)
Shares redeemed	(400,000)
Shares outstanding, end of period	2,025,001

(1)	Commencement of operations.
(2)	Shares not in increments of 25,000 shares (a “Creation Unit”) represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

10

Simplify Exchange Traded Funds

Financial Highlights

Simplify Ancorato Target 25 Distribution ETF Selected Per Share Data	Period Ended June 30, 2026(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.47
Net realized and unrealized gain (loss)	1.49
Total from investment operations	1.96
Less distributions from:
Net investment income	(2.44)
Return of capital	(1.12)
Total distributions	(3.56)
Net Asset Value, end of period	$23.40
Total Return (%)	8.49	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$47
Ratio of expenses (%)	0.75	(d)(e)
Ratio of net investment income (loss) (%)	3.20	(d)
Portfolio turnover rate (%)(f)	0	(c)

(a)	For the period November 17, 2025 (commencement of operations) through June 30, 2026.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

11

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2026

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2026, the Trust consists of forty-two investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on the Simplify Ancorato Target 25 Distribution ETF (the “Fund”). The Fund is a non-diversified series of the Trust.

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

The Fund offers shares (“Shares”) that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value (“NAV”) only in large specified lots consisting of 25,000 Shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of the Shares who are authorized participants may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

Fund	Investment Objectives
Simplify Ancorato Target 25 Distribution ETF	The Fund seeks to provide high monthly income.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its valuation designee to execute these procedures pursuant to Rule 2a-5 under the 1940 Act. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Equity securities, ETFs, and preferred stocks are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange traded options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Over-the-counter options are valued based on prices provided by a broker.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

12

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

Money Market Funds are valued at NAV.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the Fund has the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2026 for the Fund based upon the three levels defined above:

Simplify Ancorato Target 25 Distribution ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$27,932,511	$—	$—	$27,932,511
U.S. Exchange-Traded Funds	22,013,200	—	—	22,013,200
Money Market Fund	248,597	—	—	248,597
TOTAL	$50,194,308	$—	$—	$50,194,308

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$—	$(4,620,228)	$—	$(4,620,228)
TOTAL	$—	$(4,620,228)	$—	$(4,620,228)

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount

13

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2026

of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Income Tax Information and Distributions to Shareholders

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the Fund’s policy to pay out dividends from net investment income monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

3. Derivative Financial Instruments

In the normal course of business, the Fund uses derivative contracts in connection with its proprietary trading activities. Derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, foreign exchange, commodity price, and equity price. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

FASB Accounting Standards Codification, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s financial position and results of operations. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The Fund is subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and required funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Option Contracts

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

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Notes to Financial Statements (Continued)

June 30, 2026

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

Binary Option

OTC Options are complex instruments that have multiple components impacting the value of the options. The strike price, reference equity/index, knock-in/knock-out rates, and observable/maturity dates are all inputs to the option value.

Binary Option		Put/Call	Description of option
ADBE, Expires 01/08/27, P100%/60% EKI NC1	Autocallable	Put	ADBE option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
ADBE, Expires 12/31/26, P100%/60% EKI NC1	Autocallable	Put	ADBE option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
AMD, Expires 06/11/27, P100%/60% EKI NC1	Autocallable	Put	AMD option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
AMD, Expires 06/04/27, P100%/60% EKI NC1	Autocallable	Put	AMD option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
AXON, Expires 06/04/27, P100%/60% EKI NC1	Autocallable	Put	AXON option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.

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Notes to Financial Statements (Continued)

June 30, 2026

COST/W/WMT WOF, Expires 11/27/26, P100%/50% EKI NC1	Autocallable	Put	COST/W/WMT options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 50% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock-out event at the observation dates.
COST/W/WMT WOF, Expires 12/11/26, P100%/50% EKI NC1	Autocallable	Put	COST/W/WMT options are Worst of Put, whereby there are initial prices and if any one of the reference index falls below the 50% barrier, then there is a knock-in event on maturity date. The reference index with the lowest relative performance determines the payout. If all reference indexes are greater than the initial price, there is a knock-out event at the observation dates.
CRDO, Expires 06/04/27, P100%/60% EKI NC1	Autocallable	Put	CRDO option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
CRWV, Expires 05/07/27, P100%/60% EKI NC1	Autocallable	Put	CRWV option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
CRWV, Expires 06/11/27, P100%/60% EKI NC1	Autocallable	Put	CRWV option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
EXPE, Expires 05/07/27, P100%/60% EKI NC1	Autocallable	Put	EXPE option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
FIX, Expires 06/25/27, P100%/60% EKI NC1	Autocallable	Put	FIX option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
INTU, Expires 04/23/27, P100%/60% EKI NC1	Autocallable	Put	INTU option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
KLAC, Expires 06/11/27, P100%/60% EKI NC1	Autocallable	Put	KLAC option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.

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Notes to Financial Statements (Continued)

June 30, 2026

LRCX, Expires 06/11/27, P100%/60% EKI NC1	Autocallable	Put	LRCX option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
META, Expires 02/12/27, P100%/60% EKI NC1	Autocallable	Put	META option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then the option is terminated. On maturity date, if the reference equity is below the 100% strike price, then the option is exercised.
META, Expires 03/05/27, P100%/60% EKI NC1	Autocallable	Put	META option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then the option is terminated. On maturity date, if the reference equity is below the 100% strike price, then the option is exercised.
MOS, Expires 05/07/27, P100%/60% EKI NC1	Autocallable	Put	MOS option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then the option is terminated. On maturity date, if the reference equity is below the 100% strike price, then the option is exercised.
MRNA, Expires 05/07/27, P100%/60% EKI NC1	Autocallable	Put	MRNA option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then the option is terminated. On maturity date, if the reference equity is below the 100% strike price, then the option is exercised.
NFLX, Expires 12/24/26, P100%/60% EKI NC1	Autocallable	Put	NFLX option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then the option is terminated. On maturity date, if the reference equity is below the 100% strike price, then the option is exercised.
NXT, Expires 06/25/27, P100%/60% EKI NC1	Autocallable	Put	NXT option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then the option is terminated. On maturity date, if the reference equity is below the 100% strike price, then the option is exercised.
ORCL, Expires 05/14/27, P100%/60% EKI NC1	Autocallable	Put	ORCL option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
ORCL, Expires 05/21/27, P100%/60% EKI NC1	Autocallable	Put	ORCL option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.

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Notes to Financial Statements (Continued)

June 30, 2026

ORCL, Expires 05/28/27, P100%/60% EKI NC1	Autocallable	Put	ORCL option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
PLTR, Expires 01/22/27, P100%/60% EKI NC1	Autocallable	Put	PLTR option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
PLTR, Expires 12/11/26, P100%/60% EKI NC1	Autocallable	Put	PLTR option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
PLTR, Expires 12/18/26, P100%/60% EKI NC1	Autocallable	Put	PLTR option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
PLTR, Expires 12/24/26, P100%/60% EKI NC1	Autocallable	Put	PLTR option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
PLTR, Expires 12/31/26, P100%/60% EKI NC1	Autocallable	Put	PLTR option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
PLTR, Expires 12/4/26, P100%/60% EKI NC1	Autocallable	Put	PLTR option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
RDDT, Expires 06/11/27, P100%/60% EKI NC1	Autocallable	Put	RDDT option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
RDDT, Expires 06/25/27, P100%/60% EKI NC1	Autocallable	Put	RDDT option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.

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Notes to Financial Statements (Continued)

June 30, 2026

TER, Expires 06/11/27, P100%/60% EKI NC1	Autocallable	Put	TER option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
TSLA, Expires 12/24/26, P100%/60% EKI NC1	Autocallable	Put	TSLA option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
TSLA, Expires 01/22/27, P100%/60% EKI NC1	Autocallable	Put	TSLA option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
TSLA, Expires 12/11/26, P100%/60% EKI NC1	Autocallable	Put	TSLA option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
TSLA, Expires 12/18/26, P100%/60% EKI NC1	Autocallable	Put	TSLA option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
TSLA, Expires 12/24/26, P100%/60% EKI NC1	Autocallable	Put	TSLA option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
TSLA, Expires 12/31/26, P100%/60% EKI NC1	Autocallable	Put	TSLA option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
TSLA, Expires 12/4/26, P100%/60% EKI NC1	Autocallable	Put	TSLA option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.
VRT, Expires 05/28/27, P100%/60% EKI NC1	Autocallable	Put	VRT option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.

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Notes to Financial Statements (Continued)

June 30, 2026

VST, Expires 05/07/27, P100%/60% EKI NC1	Autocallable	Put	VST option is an European barrier knock-out option, whereby there is an initial price and if the reference equity falls below the 60% barrier, then there is a knock-in event on maturity date. If the reference equity is above initial price, there is a knock-out event at the observation dates.

The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2026 and the related location in the accompanying Statement of Assets and Liabilities presented by underlying risk exposure:

Fund	Asset Derivatives		Liability Derivatives
Simplify Ancorato Target 25 Distribution ETF
Equity Contracts	Written options	$—	Written options	$4,620,228

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts(a) by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Ancorato Target 25 Distribution ETF	Equity	$(903,341)	$—

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the year ended June 30, 2026, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statement of Operations, is as follows:

Fund	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Ancorato Target 25 Distribution ETF	Equity	$4,511,039	$(1,708,075)

For the period ended June 30, 2026, the average fiscal quarter end notional balances of outstanding options purchased and written were $51,865 and $(4,025,501), respectively.

The Fund enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The following table presents Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement or similar arrangement (collectively referred to as “MNA”) and net of the related collateral received/pledged by the Fund as of June 30, 2026:

Fund	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged(1)	Non-Cash Collateral Pledged(1)	Net Amount of Derivatives Liabilities
Simplify Ancorato Target 25 Distribution ETF
Goldman Sachs International	$496,400	$—	$—	$(496,400)	$—
HSBC Bank	1,284,680	—	—	(1,284,680)	—
Morgan Stanley Capital Services LLC	239,275	—	—	(239,275)	—
Nomura Securities	2,599,873	—	—	(2,599,873)	—
	$4,620,228	$—	$—	$(4,620,228)	$—

(1)	The actual collateral received and/or pledged may be more than amount shown.

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Notes to Financial Statements (Continued)

June 30, 2026

4. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Fund, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

Ancorato (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for day-to-day management of the Fund’s credit portfolio, subject to supervision of the Adviser. The Adviser, not the Fund, pays the Sub-Adviser.

For its investment advisory services to the Fund, the Adviser was entitled to receive a management fee, computed and accrued daily and payable monthly, at an annual rate equal to 0.75% of Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed to pay substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of the Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. Adviser Compliance Associates, LLC d/b/a ACA Group, a related party to the Distributor, also provides a Chief Compliance Officer to the Trust.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or an affiliate of the Distributor.

5. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Ancorato Target 25 Distribution ETF	$—	$—

6. Fund Share Transactions

The Fund issues and redeems Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with authorized participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the Fund’s custodian when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Fund may charge an additional variable fee of up to a maximum of 3% of the amount invested for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

7. Federal Income Taxes

For the year ended June 30, 2026, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to return of capital distributions.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Ancorato Target 25 Distribution ETF	$2,039,277	$(2,039,277)

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Notes to Financial Statements (Continued)

June 30, 2026

The tax character of dividends and distributions declared for the year ended June 30, 2026 were as follows:

Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Simplify Ancorato Target 25 Distribution ETF	$4,417,727	$—	$2,039,277

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Ancorato Target 25 Distribution ETF	$—	$—	$—	$(1,728,931)	$—	$—	$(1,728,931)

At June 30, 2026, gross unrealized appreciation and depreciation of investments, including derivatives owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation Depreciation
Simplify Ancorato Target 25 Distribution ETF	$50,215,164	$2,577,717	$(4,306,648)	$(1,728,931)

The differences between book-basis and tax-basis components of net assets, if applicable, are primarily attributable to the tax deferral of losses on wash sales.

At June 30, 2026, for federal income tax purposes, the Fund had no capital loss carryforwards available to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Fund did not utilize capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2026.

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. At June 30, 2026, the Fund did not defer post-October capital losses and late year ordinary losses.

8. Improvements to Income Tax Disclosures

As of the June 30, 2026 year-end the Fund adopted the FASB issued Accounting Standards Update (“ASU”), ASU 2023-09 — Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU aims to improve transparency of tax information for investors and enhance income tax disclosures. The update requires the Fund to disclose total income tax paid net of refunds, and detail by jurisdiction if the amount(s) exceed materiality. Total income taxes paid by the Fund during the current reporting period were not material to the financial statements so no disclosure or jurisdictional breakdown is required.

9. Segment Reporting

The Fund operates in one segment. The Chief Operating Decision Maker (“CODM”) is the President and Chief Executive Officer of the Fund. The CODM reviews the operating results of the Fund on a consolidated basis as part of making decisions for allocating resources and evaluating performance.

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Notes to Financial Statements (Continued)

June 30, 2026

10. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

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Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of

Trustees of Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Simplify Ancorato Target 25 Distribution ETF (the “Fund”), a series of Simplify Exchange Traded Funds, as of June 30, 2026, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from November 17, 2025 (commencement of operations) through June 30, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion ontheFund’sfinancial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Simplify Asset Management, Inc. since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 1, 2026

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Additional Information (Unaudited)

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-772-8488; by visiting www.simplify.us; and on the SEC’s website at www.sec.gov.

Discount & Premium Information

Information regarding how often Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended June 30, 2026.

Fund	Qualified Dividend Income*	Dividends Received Deduction
Simplify Ancorato Target 25 Distribution ETF	0.00%	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25

(b)	See (a) above.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The aggregate remuneration paid by the investment adviser during the period covered by the report is as follows:

(1)	All directors and all members of any advisory board for regular compensation; $345,000

(2)	Each director and each member of an advisory board for special compensation; $1,250 was paid to each of two directors for attendance at a special board meeting.

(3)	All officers; None

(4)	Each person of whom any officer or director of the Fund is an affiliated person: Investment adviser compensation included under Item 7. N/A

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Board Considerations in Approval of Investment Advisory Agreement (Unaudited)

Simplify Chinese Commodities No K-1 ETF

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on August 22, 2025 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the advisory agreement between Trust and Simplify Asset Management, Inc. (the “Adviser” or “Simplify”) on behalf of Simplify Chinese Commodities No K-1 ETF (the “New Fund” or “Chinese Commodities Fund”) and a sub-advisory agreement between Simplify and Altis Partners (Jersey) Limited (“Altis” or the “Sub-Adviser”).

Nature, Extent, and Quality of Service. The Trustees noted that Simplify was founded in 2020, currently provides investment advice and investment management services to thirty-four exchange-traded funds and managed approximately $7 billion in assets as of June 30, 2025. They acknowledged that the Adviser specialized in offering a variety of innovative, efficient and differentiated investment strategies and solutions to meet the evolving needs of investors. The Trustees then reviewed the background information of the key investment personnel that would be responsible for servicing the New Fund and noted their extensive industry experience. The Trustees discussed that the Adviser would manage the day-to-day portfolio selection, administration, trade execution and compliance monitoring for the New Fund, and serve as the valuation designee and derivatives risk manager. They noted the Adviser’s belief that the New Fund would provide investors with exposure to unique and differentiated areas of the market, expanding the Trust’s current offerings. The Trustees noted that the financial condition of the Adviser was sufficient for the Adviser to provide the duties required under the New Fund’s advisory agreement and to support the launch of the New Fund. The Trustees agreed that the Adviser had sufficient personnel resources to service the New Fund and concluded that, based on the Board’s experience with the Adviser, the Adviser would provide high quality service to the New Fund and their respective shareholders.

Performance. The Trustees reviewed the investment objective of the New Fund and considered the performance of other funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of June 30, 2025, noting that the strategy outperformed its benchmark for the one- and five-year periods ended June 30, 2025, but that it underperformed its benchmark for the ten-year and since inception periods ended June 30, 2025. The Trustees noted that the New Fund will seek to provide long-term capital appreciation by gaining exposure to Chinese commodity markets through futures contracts and related derivatives, by employing a systematic, rules-based approach to identify long and short positions in select Chinese commodities, while avoiding direct investment in Chinese onshore futures markets. The Trustees considered the Adviser’s experience in managing income generating option strategies and noted that to maintain tax efficiency, the New Fund executes its derivative strategy through a wholly owned Cayman subsidiary.

Taking all factors into consideration and recognizing that the back-tested returns were not those of an actual account, the Trustees concluded that the Adviser was capable of delivering favorable returns to the shareholders of the New Fund.

Fees and Expenses. The Trustees discussed the Adviser’s criteria for selecting the constituents in each peer group (each a “Peer Group”), including the use of mutual funds as relevant comparisons. The Trustees further discussed the Morningstar category for each New Fund.

The Trustees discussed the proposed annual advisory fee of 0.99% and estimated net expense ratio of 0.99%. The Trustees noted that the proposed advisory fee and net expense ratio were higher than averages of the Adviser’s selected Peer Group and Morningstar US Fund Commodities Broad Basket category. The Trustees concluded that the proposed fees to be charged by the Adviser were not unreasonable given the New Fund’s differentiated exposure to Chinese commodity markets, its active, derivatives-based trend following strategy, and the use of a Cayman subsidiary to preserve RIC tax treatment.

Profitability. The Trustees reviewed the profit analyses provided by Simplify. They noted that because the New Fund had not yet commenced operations, the profitability analysis provided was estimated based on projected asset growth over the first 24 months of operations. The Trustees noted further that the Adviser anticipated not making a profit in the first or second year for the New Fund’s operations. The Trustees then concluded that based on the information provided by the Adviser, the estimated profitability was not excessive with respect to the New Fund.

Economies of Scale. The Trustees considered whether economies of scale would likely be realized by the Adviser during the initial term of the proposed advisory agreement. They discussed the New Fund’s prospects for growth. They then discussed whether the Adviser would benefit from economies of scale related to the New Fund from lower variable costs and decreasing impact of fixed costs. Based on these and other considerations, the Trustees agreed that economies of scale were unlikely to be realized during the initial term of the advisory agreement and would be revisited at the first contract renewal in two years.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the advisory agreement was in the best interests of the New Fund and its respective future shareholders.

Approval of Sub-Advisory Agreement (Altis Partners (Jersey) Limited)

Nature, Extent, and Quality of Service. The Trustees noted that Altis is an investment manager which uses proprietary research to systematically manage futures portfolios and offers investors liquid and transparent products supported by a highly refined infrastructure. They noted that, as of July 31, 2025, Altis had approximately $1.2 billion in assets under management. They considered the corporate structure of Altis and the resources of the organization. The Trustees acknowledged that Altis would work with the Adviser to refine investment strategies customized to the New Fund’s goals, risk tolerance and time horizon, and would construct and manage the New Fund’s investment portfolio. They reviewed the background information of the personnel that would be responsible for servicing the New Fund taking into account the portfolio manager’s strong background and experience, and the recent addition of investment personnel. The Trustees discussed Altis’ investment approach, as discussed earlier in the Meeting by the Altis Representatives. The Trustees concluded that Altis was capable of providing quality service to the New Fund and its future shareholders.

Performance. The Trustees reviewed the investment objective of the New Fund and considered the performance of other funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of June 30, 2025, noting that the strategy outperformed the benchmark for the five-year period ended June 30, 2025, and underperformed the benchmark for the one-, ten-year and since inception periods ended June 30, 2025. Trustees considered that the Adviser had assessed and recommended Altis and believed it had the resources to deliver favorable returns to the future shareholders of the New Fund.

Fees and Expenses. The Trustees discussed the proposed annual advisory fee of 0. 99%. The Trustees acknowledged that Simplify rather than the New Fund, would pay Altis an annual sub-advisory fee equal to 0.3465% of the New Fund’s average net assets. They noted that Altis did not currently manage any other accounts using the strategy proposed for the New Fund, and considered the fee charged by Altis for managing other Simplify Funds. They discussed with Altis the fees charged, acknowledging the differences in product type and structure. The Trustees considered the allocation of advisory fees among the Adviser and Altis in light of their respective duties. The Trustees agreed that the proposed sub-advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profit analysis provided by Altis. They noted that because the New Fund had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations. They further noted that Altis projected making a profit during the second year of the initial two-year term if estimated asset levels were achieved. They concluded that based on the information provided by Altis, the estimated profitability was not excessive.

Economies of Scale. The Trustees considered whether Altis would realize economies of scale with respect to the sub-advisory services provided to New Fund. The Trustee agreed that this was primarily an adviser level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense and the estimated growth of the New Fund.

Conclusion. Having requested and received such information from Altis as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the sub-advisory agreement was in the best interests of the New Fund and its future shareholders.

Board Considerations in Approval of Investment Advisory Agreement (Unaudited)

Simplify DBi CTA Managed Futures Index ETF

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on January 9, 2026 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the advisory agreement between Trust and Simplify Asset Management, Inc. (the “Adviser” or “Simplify”) on behalf of Simplify DBi CTA Managed Futures Index ETF (the “New Fund”).

Nature, Extent, and Quality of Service. The Trustees noted that Simplify was founded in 2020, currently provides investment advice and investment management services to thirty-six exchange-traded funds and managed approximately $10.6 billion in assets as of September 30, 2025. They acknowledged that the Adviser specialized in offering a variety of innovative, efficient and differentiated investment strategies and solutions to meet the evolving needs of investors. The Trustees then reviewed the background information of the key investment and operational personnel that would be responsible for servicing the New Fund and noted enhancements made to the team since the launch of the Trust. The Trustees discussed that the Adviser would manage the day-to-day portfolio selection, administration, trade execution and compliance monitoring for the New Fund, and serve as the valuation designee and derivatives risk manager. They noted the New Fund would provide potential investors access to a systematic managed-futures strategy in a passively managed ETF format would provide differentiated returns and improve diversification. The Trustees noted that the financial condition of the Adviser appeared to be sufficient for the Adviser to provide the services required under the New Fund’s Advisory Agreement and to support the launch of the New Fund. The Trustees agreed that, based on the Board’s experience with the Adviser, the Adviser would provide high quality service to the New Fund and their respective shareholders.

Performance. The Trustees reviewed the investment objective of the New Fund and considered the performance of other funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of September 30, 2025 of the DBi CTA MF Index (the “Index”) for the one-, five-, ten-year and since inception (2002) periods. The Trustees noted that the New Fund will seek to provide long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in instruments whose aggregate rate-of-return characteristics are substantially similar to the Index. The Trustees acknowledged that the Adviser would manage swap exposures, collateral levels and counterparty relationships in order to maintain alignment with the Index while minimizing tracking error and execution costs to provide efficient and transparent access to a diversified, model-driven managed-futures program within an ETF structure.

Taking all factors into consideration and recognizing that the Index returns were not those of an actual account, the Trustees concluded that the Adviser was capable of delivering favorable returns to the shareholders of the New Fund.

Fees and Expenses. The Trustees discussed the Adviser’s criteria for selecting the constituents in each peer group (each a “Peer Group”). The Trustees further discussed the expected Morningstar category for the New Fund.

The Trustees discussed the proposed annual advisory fee of 0.20% and estimated net expense ratio of 0.35%. The Trustees noted that the proposed advisory fee and net expense ratio were significantly lower than averages of the Adviser’s selected Peer Group and Morningstar US Trend Systematic category. The Trustees also noted that the New Fund will incur expenses to maintain the Subsidiary for tax efficiency. The Trustees acknowledged that the New Fund may invest in other affiliated and unaffiliated investment companies to support efficient implementation of its index-replication strategy and the management of cash and collateral associated with its swap positions. The Trustees noted that the Adviser’s fees are not duplicative of underlying fund expenses as the Adviser provides overall portfolio oversight, swap counterparty monitoring, collateral management, valuation oversight and compliance supervision necessary to maintain alignment with the New Fund’s investment objectives. The Trustees concluded that the proposed fees to be charged by the Adviser were not unreasonable.

Profitability. The Trustees reviewed the profit analyses provided by Simplify. They noted that because the New Fund has not yet commenced operations, the profitability analysis provided was estimated based on projected asset growth over the first 24 months of operations. The Trustees noted further that the Adviser anticipated not making a profit in the first or second year of the New Fund’s operations. The Trustees then concluded that based on the information provided by the Adviser, the estimated profitability was not excessive with respect to the New Fund.

Economies of Scale. The Trustees considered whether economies of scale would likely be realized by the Adviser during the initial term of the proposed advisory agreement. They discussed the New Fund’s prospects for growth. They then discussed whether the Adviser would benefit from economies of scale related to the New Fund from lower variable costs and decreasing impact of fixed costs. Based on these and other considerations, the Trustees agreed that economies of scale were unlikely to be realized during the initial term of the advisory agreement and would be revisited at the first contract renewal in two years.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the advisory agreement was in the best interests of the New Fund and its respective future shareholders.

Board Considerations in Renewal of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

Simplify National Muni Bond ETF and Simplify Gamma Market Bond ETF

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on May 15, 2026 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Simplify Asset Management, Inc. (the “Adviser” or “Simplify”) and the Trust, on behalf of the Simplify National Muni Bond ETF (“NMB”) and Simplify Gamma Market Bond ETF (“GAEM”) (each a “Renewing Fund” and collectively, the “Renewing Funds”) and the continuation of the sub-advisory agreement between Simplify, Gamma Asset Management LLC (“Gamma”), and the Trust on behalf of GAEM (the “Gamma Sub-Advisory Agreement”).

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the agreements. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the agreements on behalf of the Renewing Funds and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Advisory Agreement and Gamma Sub-Advisory Agreement.

Nature, Extent, and Quality of Service. The Trustees discussed the personnel who perform services for the Renewing Funds, including their qualifications and experience, noting that the Adviser had added additional resources and expertise since the Renewing Funds Advisory Agreement was initially approved. The Board considered the quality of the Adviser’s operational and compliance infrastructure supporting the Renewing Funds. They considered that the Adviser conducted competitor fund research and analysis to benchmark fees and performance, worked with brokers, counterparties and custodians to effectively implement each Renewing Fund’s strategy, and provided services including trade execution, post-trade settlement and reporting and compliance monitoring. They discussed that the Adviser oversaw the activities of the Renewing Funds’ other service providers, including sub-advisers, and monitored adherence to the Renewing Funds’ investment restrictions and compliance with various policies and procedures. After discussing and considering the full scope of services provided by the Adviser to the Renewing Funds, the Trustees agreed that the Adviser had delivered high quality services consistent with its responsibilities to the Renewing Funds and their respective shareholders.

Performance. The Trustees reviewed the Adviser’s management capabilities as demonstrated by the Renewing Funds’ performance and ability to meet their respective investment objectives. The Trustees reviewed the Renewing Funds’ returns compared to the returns of each Renewing Fund’s index, Morningstar category, peer group, and broad-based index over various time periods ended March 31, 2026. They discussed that the Renewing Funds’ peer groups were chosen by the Adviser for having similar core exposure.

The Trustees noted that GAEM underperformed its peer group, Morningstar category and index for the one-year period ended March 31, 2026 and outperformed its peer group, Morningstar category and index for the since inception periods ended March 31, 2026. The Trustees considered the Adviser’s explanation that the underperformance was attributable to the portfolio’s limited exposure to lower credit quality segments of the emerging market debt universe, which delivered some of the highest returns during the period.

The Trustees noted that NMB outperformed its peer group, Morningstar category and index for the one-year period ended March 31, 2026, outperformed its Morningstar category and index for the since inception period, but slightly underperformed its peer group for the since inception period.

The Trustees recalled that they regularly received data, analyses, and reports regarding each Renewing Fund’s performance, premium/discount, and intraday trading spreads, among other things, which was considered in the renewal deliberations. The Board also considered the Adviser’s commentary regarding broader market trends and macroeconomic developments and interrelationship between market conditions and each Renewing Fund’s performance. Taking all factors into consideration, the Trustees concluded that the Adviser had the tools to continue to deliver favorable returns to the shareholders of the Renewing Funds.

Fees and Expenses. The Trustees considered the advisory fees and expenses for the Renewing Funds, including the Adviser’s rationale, as well as comparative fee data for a universe of unaffiliated ETFs and peer groups of the Renewing Funds, the details of which were included in Meeting Materials. The Trustees considered the Adviser’s observations and analysis of the variation among the funds in the Peer Groups, the relevant Morningstar category, and the Renewing Funds, noting any relevant differences between the Renewing Funds and peer groups that may explain variations in the advisory fees. They discussed the Adviser’s belief that the current advisory fees reflect the uniqueness of each Renewing Fund’s strategies and depth of expertise offered in managing the Renewing Funds.

GAEM. The Board observed that the management fee for GAEM was 0.95% of its average daily net assets. They considered that each was a unitary fee and noted that the Adviser had waived a portion of its management fee during the period. The Trustees discussed that the Renewing Fund’s management fee was above the average of its Peer Group and Morningstar category. The Board discussed the Adviser’s belief that the management fee is reasonable given the Fund’s actively managed strategy, which incorporates emerging markets sovereign and corporate debt, as well as derivatives such as credit default swaps and foreign exchange instruments to manage credit and currency exposures. The Adviser noted that this multi-instrument approach required ongoing macroeconomic analysis, issuer-level research, and active risk management across global markets, which is not typically present in more traditional or passively managed emerging markets bond funds.

NMB. The Board noted that the management fee for NMB was 0.50% of its average daily net assets, which was also higher than the average of its Peer Group and Morningstar category but well below the high of each. The Board considered the Adviser’s view that NMB’s management fee is reasonable given the Fund’s actively managed municipal bond strategy combined with an income-generating option overlay, noting that the implementation of option strategy across equity and fixed income-linked instruments, along with active credit selection and portfolio construction, introduces additional complexity and requires ongoing monitoring and execution beyond that of traditional municipal bond funds.

The Trustees considered that no payments were made by the Renewing Funds to the Adviser other than the management fees. The Trustees agreed that the management fees for each Renewing Fund was not unreasonable.

Profitability. The Trustees reviewed the profit analysis provided by the Adviser and observed that the Adviser was not earning a profit in connection with managing either Renewing Fund. The Trustees agreed that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees considered whether the Adviser could achieve economies of scale in providing services to the Renewing Funds and whether any such benefits were shared with shareholders. The Trustees noted the Adviser’s view that the current advisory fee structure already accounted for potential economies of scale as Fund assets grow. The Trustees concluded that the Board would continue to assess the appropriateness of breakpoints for each Renewing Fund as assets increase.

The Independent Trustees met in executive session with the Trust CCO and Counsel to discuss the proposed renewal of the Renewing Funds Advisory Agreement, then met separately with Counsel to the exclusion of the Trust CCO.

Conclusion. Upon reconvening, the Board unanimously determined that it had received all information reasonably necessary to reach its conclusion that it was in the best interests of the Renewing Funds and their shareholders to renew the Renewing Funds Advisory Agreement. The Board’s determination was based on the totality of the information reviewed and not any single factor.

Simplify Gamma Market Bond ETF – Sub-Advisory Agreement (Gamma Asset Management LLC)

Nature, Extent, and Quality of Service. The Trustees acknowledged that Gamma provided research, analysis and recommendations to the Adviser and that Gamma’s bespoke relationship assists investors seeking enhanced emerging market bond strategies to drive asset class diversification and long-term investment portfolio returns. The Board discussed Gamma’s research approach. The Trustees reviewed the backgrounds of the key personnel responsible for servicing GAEM, considering their qualifications and experience. The Trustees discussed Gamma’s practices for monitoring compliance with GAEM’s investment limitations and their process for mitigating risk. The Trustees agreed that Gamma maintained a robust compliance program. The Trustees agreed that Gamma had provided quality services to the Adviser and GAEM.

Performance. The Trustees recalled their review of GAEM’s performance when considering renewal of the Advisory Agreement. The Board also considered Gamma’s explanation that GAEM’s performance was influenced by factors including government policy developments in key markets, fiscal dynamics in certain countries, and geopolitical events affecting global fixed income markets. The Trustees agreed the performance of GAEM was acceptable.

Fees and Expenses. The Trustees reviewed the sub-advisory fees received by Gamma in connection with sub-advising GAEM. The Board noted the sub-advisory fee was paid by the Adviser, not GAEM. The Trustees considered that Gamma did not manage any other accounts or investment vehicles using a strategy similar to that of GAEM. The Trustees considered the allocation of fees among the Adviser and Gamma in light of their respective duties. The Trustees agreed that Gamma’s sub-advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profit analysis provided by Gamma, noting that Gamma was not making a profit from sub-advising GAEM. The Trustees agreed that excess profits were not a concern at this time.

Economies of Scale. The Trustees agreed that economies of scale was primarily an adviser level issue and had been considered with respect to the overall Advisory Agreement, taking into consideration the impact of the sub-advisory expense and the estimated growth of the GAEM. The Trustees acknowledged that Gamma waived a portion of its sub-advisory fee to support GAEM’s growth, which provided benefits to shareholders.

Conclusion. The Adviser confirmed its satisfaction with the services provided by Gamma and recommended renewal of the Gamma Sub-Advisory Agreement. Having requested and received such information from Gamma as the Trustees believed to be reasonably necessary to evaluate the terms of the Gamma Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that renewal of the Gamma Sub-Advisory Agreement for an additional year was in the best interests of GAEM and its shareholders.

Board Considerations in Approval of Investment Advisory Agreement (Unaudited)

Simplify Tax Aware Alternatives ETF and Simplify Tax Aware Diversified Income Strategy ETF

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on February 20, 2026 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Simplify Asset Management, Inc. (the “Adviser” or “Simplify”) and the Trust, on behalf of the Simplify Tax Aware Alternatives ETF (“LQ”) and Simplify Tax Aware Diversified Income Strategy ETF (“DINE”) (each a “New Fund” and collectively, the “New Funds”).

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the agreements. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the agreements on behalf of the New Funds and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the agreements.

Nature, Extent, and Quality of Service. The Trustees noted that Simplify was founded in 2020, currently provides investment advice and investment management services to thirty-seven exchange-traded funds and managed approximately $12 billion in assets as of December 31, 2025. They acknowledged that the Adviser specialized in offering a variety of innovative, efficient and differentiated investment strategies and solutions to meet the evolving needs of investors. The Trustees then reviewed the background information of the key investment personnel that would be responsible for servicing each New Fund and noted their extensive industry experience. The Trustees discussed that the Adviser would manage the day-to-day portfolio selection, administration, trade execution and compliance monitoring for each New Fund, and serve as the valuation designee and derivative risk manager.

Performance.

Simplify Tax Aware Alternatives ETF. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of December 31, 2025, noting that the strategy outperformed the primary benchmark for the one-, five- and ten-year and since inception periods ended December 31, 2025. The Trustees noted the Adviser’s belief that offering investors a diversified alternatives allocation in a single ETF with a focus on tax-aware income and return characteristics will address investor demand for accessible alternative strategies implemented in a tax sensitive format. The Trustees considered the Adviser’s experience in managing innovative, efficient and differentiated solutions to meet investor’s evolving needs.

Simplify Tax Aware Diversified Income ETF. The Trustees reviewed the investment objective of the Fund and considered the performance of other Funds in the Trust. They reviewed the hypothetical, back-tested annualized returns as of December 31, 2025, noting that the strategy outperformed the primary benchmark for the one-, five- and ten-year and since inception periods ended December 31, 2025. The Trustees acknowledged that the Fund would employ a systematic framework that evaluates the yield, risk and tax characteristics of income streams while managing correlations and volatility across asset classes. The Trustees also noted the Adviser’s belief that providing investors with a multi-source income strategy with a focus on tax-aware income characteristics delivered through a single ETF will provide a differentiated approach to income generation compared to stand-alone asset class allocations.

A discussion ensued regarding back-testing methodologies. Taking all factors into consideration and recognizing that the back-tested returns were not those of an actual account, the Trustees concluded that the Adviser was capable of delivering favorable returns to the shareholders of each New Fund.

Fees and Expenses. The Trustees discussed the Adviser’s criteria for selecting the constituents in each peer group (each a “Peer Group”), including the use of mutual funds as relevant comparisons. The Trustees further discussed the Morningstar category for the New Fund.

Simplify Tax Aware Alternatives ETF. The Trustees discussed the proposed annual advisory fee of 0.25% and estimated net expense ratio of 0.25% (0.15% after waiver). The Trustees noted that the proposed advisory fee and net expense ratio were lower than averages of the Adviser’s selected Peer Group and Morningstar US Fund Multistrategy category. The Trustees also noted that the Adviser intends to reduce its management fee to 0.15% of the New Fund’s average daily net assets through at least one year from the date of the prospectus. The Trustees concluded that the proposed fees to be charged by the Adviser were not unreasonable.

Simplify Tax Aware Diversified Income ETF. The Trustees discussed the proposed annual advisory fee of 0.25% and estimated net expense ratio of 0.25% (0.15% after waiver). The Trustees noted that the proposed advisory fee and net expense ratio were lower than averages of the Adviser’s selected Peer Group and Morningstar US Fund Conservative Allocation category. The Trustees also noted that the Adviser intends to reduce its management fee to 0.15% of the New Fund’s average daily net assets through at least one year from the date of the prospectus. The Trustees concluded that the proposed fees to be charged by the Adviser were not unreasonable.

Profitability. The Trustees reviewed the profit analyses provided by Simplify. They noted that because the New Funds had not yet commenced operations, the profitability analysis provided was estimated based on projected asset growth over the first 24 months of operations. The Adviser projects 0% profitability in both year one and year two, reflecting conservative assumptions and a fee level that is competitively priced relative to peer funds within each proposed New Fund’s respective Morningstar category. The Trustees then concluded that based on the information provided by the Adviser, the estimated profitability was not excessive with respect to either of the New Funds.

Economies of Scale. The Trustees considered whether economies of scale would likely be realized by the Adviser during the initial term of the proposed advisory agreement. They discussed each New Fund’s prospects for growth. They then discussed whether the Adviser would benefit from economies of scale related to each New Fund from lower variable costs and decreasing impact of fixed costs. Based on these and other considerations, including the fact that the Adviser had proposed very competitive fees despite modest expected asset levels, the Trustees agreed that economies of scale were unlikely to be realized during the initial term of the advisory agreement and would be revisited at the first contract renewal in two years.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the advisory agreement was in the best interests of each New Fund and its respective future shareholders.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since last provided in response to this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(1)	For each restatement:

(i)	The date on which the registrant was required to prepare an accounting restatement;

(ii)	The aggregate dollar amount of erroneously awarded compensation attributable to such accounting restatement, including an analysis of how the amount was calculated;

(ii)	If the financial reporting measure defined in 17 CFR 10D-1(d) related to a stock price or total shareholder return metric, the estimates that were used in determining the erroneously awarded compensation attributable to such accounting restatement and an explanation of the methodology used for such estimates;

(iv)	The aggregate dollar amount of erroneously awarded compensation that remains outstanding at the end of the last completed fiscal year; and

(v)	If the aggregate dollar amount of erroneously awarded compensation has not yet been determined, disclose this fact, explain the reason(s) and disclose the information required in (ii) through (iv) in the next annual report that the registrant files on this Form N-CSR;

(2)	If recovery would be impracticable pursuant to 17 CFR 10D-1(b)(1)(iv), for each named executive officer and for all other executive officers as a group, disclose the amount of recovery forgone and a brief description of the reason the registrant decided in each case not to pursue recovery; and

(3)	For each named executive officer from whom, as of the end of the last completed fiscal year, erroneously awarded compensation had been outstanding for 180 days or longer since the date the registrant determined the amount the individual owed, disclose the dollar amount of outstanding erroneously awarded compensation due from each such individual.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Simplify Exchange Traded Funds

By	/s/ Paul Kim, President
Paul Kim, President (principal executive officer)

Date:	September 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Paul Kim, President
Paul Kim, President (principal executive officer)

Date:	September 8 2026

By	/s/ Fiona Ho, Treasurer
Fiona Ho, Treasurer (principal financial officer)

Date:	September 8, 2026